              As filed with the Securities and Exchange Commission
                              on February ___, 2001


                                                  Registration No. 333-_________
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

     / / Pre-Effective Amendment No. __  / / Post-Effective Amendment No. __

                          PRUDENTIAL WORLD FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (800) 225-1852

                              Gateway Center Three
                         100 Mulberry Street, 4th Floor
                         Newark, New Jersey 07102-4077

                          --------------------------
                    (Address of Principal Executive Offices)
                                 (Zip Code)

                                    [  ]

                             Gateway Center Three
                         100 Mulberry Street, 4th Floor
                         Newark, New Jersey 07102-4077

                     (Name and Address of Agent for Service)

Approximate date of public offering: As soon as practicable following effectiveness of the Registration Statement.

Titles of Securities Being Registered: Class A, Class B, Class C and Class Z Common Stock, $.001 par value per share.

Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith in reliance upon Section 24(f).

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                             CROSS REFERENCE SHEET
         (AS REQUIRED BY RULE 481(a) UNDER THE SECURITIES ACT OF 1933)


N-14 ITEM NO.                                PROSPECTUS/PROXY
AND CAPTION                                  STATEMENT CAPTION
-----------                                  -----------------
PART A

Item 1.  Beginning of Registration Statement and
           Outside Front Cover Page of Prospectus


         (a) ............................... Cross Reference Sheet
         (b) ............................... Front Cover Page
         (c) ............................... Front Cover Page

Item 2.  Beginning and Outside Back Cover Page
           of Prospectus

         (b) ............................... Table of Contents

Item 3.  Fee Table, Synopsis Information and Risk Factors

         (a) ............................... Comparative Fee Tables
         (b) ............................... Synopsis
         (c) ............................... Comparison of Principal Risk
                                               Factors

Item 4.  Information about the Transaction

         (a) ............................... Synopsis: The Proposed
                                               Transaction
         (b) ............................... Pro Forma Capitalization and Ratios

Item 5.  Information about the Registrant .. The Registrant's Prospectus

Item 6.  Information about the Company Being Acquired

         (a) ............................... Prospectus of Global Genesis Fund
         (b) ............................... Miscellaneous;

Item 7.  Voting Information

         (a) ............................... Voting Information
         (c) ............................... Voting Information

Item 8.  Interest of Certain Persons and
           Experts ......................... [Not Applicable]

Item 9.  Additional Information Required for
           Reoffering by Persons Deemed to
           be Underwriters ................. [Not Applicable]

                                             STATEMENT OF ADDITIONAL
PART B                                       INFORMATION CAPTION
                                             -------------------

Item 10. Cover Page ........................ Cover Page
Item 11. Table of Contents ................. Table of Contents
Item 12. Additional Information about the
           Registrant ...................... Statement of Additional
                                               Information of Prudential Global
                                               Growth Fund dated December
                                               22, 2000

Item 13. Additional Information about the Company
           Being Acquired .................. Not Applicable

Item 14. Financial Statements .............. Annual Report to Shareholders of
                                             Prudential Global Growth Fund for
                                             the period ended October 31, 2000;
                                             Annual Report to Shareholders of
                                             Prudential Global Genesis Fund for
                                             the period ended [October 31, 2000]

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement

                      PRUDENTIAL GLOBAL GENESIS FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
                                                              ____________, 2001
Dear Shareholder:

     I am writing to ask you to vote on an important proposal that would effectively merge Prudential Global Genesis Fund, Inc. into Prudential Global Growth Fund, a series of Prudential World Fund, Inc. A shareholder meeting is scheduled for May 3, 2001. This package contains information about the proposal and includes materials you will need to vote. The Board of Directors of Prudential Global Genesis Fund, Inc. has reviewed the proposal and has recommended that it be presented to shareholders for their consideration. Although the Directors have determined that the proposal is in the best interest of shareholders of each Fund, the final decision is up to you.

     If approved, the merger would give you the opportunity to participate in a larger fund with similar investment policies. In addition, shareholders are expected to realize a reduction in both the net and gross annual operating expenses paid on their investment in the combined fund. To help you understand the proposal, we are including a "Q and A" that answers common questions about the proposed transaction. The accompanying proxy statement includes a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

     To vote, you may use any of the following methods:

     - BY MAIL. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Prudential at
          (800) 225-1852.

     - BY INTERNET. You may also vote via the internet. To do so, have your proxy card available and go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card and follow the instructions found on the web site.

     - BY TELEPHONE. Finally, you may vote by telephone by calling (800) 690-6903 toll free. Enter your 12-digit control number from your proxy card and follow the instructions given.

If you have any questions before you vote, please call us at (800) 225-1852. We are glad to help you understand the proposal and assist you in voting. Thank you for your participation.

                                          Very truly yours,


                                          David R. Odenath, Jr..
                                          PRESIDENT

          IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE
                                    PROPOSAL

     Please read the enclosed proxy statement for a complete description of the proposal. As a quick reference, the following provides a brief overview of the proposal.

WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

     You are being asked to approve a merger of Prudential Global Genesis Fund, Inc. into Prudential Global Growth Fund, which is a series of Prudential World Fund, Inc. When we refer to the "merger", we mean the transfer of Prudential Global Genesis Fund's assets to, and the assumption of its liabilities by, Prudential Global Growth Fund, in exchange for shares of Prudential Global Growth Fund, and the subsequent liquidation of Prudential Global Genesis Fund.

WHAT IS THE REASON FOR THIS MERGER?

     The proposed merger is intended to combine two similarly managed funds, resulting in what are expected to be overall lower gross expenses (and also lower net expenses). The merger is also desirable because of the inability of Prudential Global Genesis Fund to attract investors and build an investment portfolio that can effectively pursue the combined fund's objective at a reasonable cost to shareholders. With assets that have now declined to about $59.5 million, Prudential Global Genesis Fund's portfolio must be managed defensively and its assets cannot be aggressively invested to achieve long-term growth of capital. Prudential Global Growth Fund, which is a much larger fund, has built an investment portfolio that can more fully implement its objective of long-term growth of capital and its secondary objective of income.

DO THE FUNDS BEING MERGED HAVE SIMILAR INVESTMENT POLICIES?

     Yes. Both Funds invest in equity-related securities of U.S. and foreign companies that are deemed by the Funds' investment adviser to be undervalued and/or will grow faster--and earn better profits--than other companies. Prudential Global Genesis Fund invests primarily in SMALLER COMPANIES, which are defined as companies with capitalizations that do not exceed or fall below the market capitalization of companies included within the smallest 20% of companies included in the Salomon Brothers Broad Market Index. Prudential Global Growth Fund invests primarily in MEDIUM-SIZE AND LARGE COMPANIES, which are defined as companies with market capitalizations of $1 billion or more. Although the market capitalization of the companies in which each Fund may invest can be somewhat different, each Fund emphasizes a growth investment style that focuses on the same characteristics in selecting portfolio investments: companies with strong competitive advantages, effective research, product development, strong management and financial strength. Furthermore, in addition to investing primarily in stock, both Funds make similar use of other equity-related securities, such as preferred stock, convertible securities and American Depositary Receipts (ADRs), as well as derivative and hedging strategies. After the merger it is expected that the combined fund will be managed according to the investment objective and policies of the Prudential Global Growth Fund.

WHO ARE THE FUND MANAGERS FOR THESE FUNDS?

     Jennison Associates LLC (Jennison) currently manages both Funds, and it is anticipated that Jennison will manage the combined Fund. Jennison is located at 466 Lexington Avenue, New York, New York 10017. Dan Duane serves as a co-portfolio manager of both the Prudential Global Genesis Fund and the Prudential Global Growth Fund. John Mullman serves as a co-portfolio manager with Dan Duane on Prudential Global Genesis Fund. Michelle Picker serves as a co-portfolio manager with Dan Duane on Prudential Global Growth Fund.

HOW DO THE EXPENSE STRUCTURES OF THE FUNDS COMPARE?

         Currently both Funds have four classes of stock outstanding: Class A shares, Class B shares, Class C shares and Class Z shares. The following table compares the expenses incurred by these classes of stock for both Funds.

PRUDENTIAL GLOBAL GENESIS FUND
ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)
@ 11/13/00

                                                                 CLASS A         CLASS B         CLASS C           CLASS Z
Management fees                                                   1.00%           1.00%           1.00%            1.00%
+ Distribution and service (12b-1) fees                            .30%*          1.00%*          1.00%*            None
+ Other expenses                                                   .93%            .93%            .93%             .93%
= TOTAL ANNUAL FUND OPERATING EXPENSES                            2.23%           2.93%           2.93%            1.93%
- Fee Waiver or Reimbursement                                      .05%*           .75%*           .75%*            None
= TOTAL NET ANNUAL FUND OPERATING EXPENSES                        2.18%           2.18%           2.18%            1.93%

* For the fiscal year ending May 31, 2001, the Distributor of the Global Genesis Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A, Class B and Class C shares to .25 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively.

PRUDENTIAL GLOBAL GROWTH FUND
ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)
@ 10/31/00

                                                                 CLASS A         CLASS B         CLASS C           CLASS Z
Management fees                                                    .75%            .75%            .75%             .75%
+ Distribution and service (12b-1) fees                            .30%**          .94%           1.00%            None
+ Other expenses                                                   .27%            .27%            .27%             .27%
= TOTAL ANNUAL FUND OPERATING EXPENSES                            1.32%           1.96%           2.02%            1.02%
- Fee Waiver or Reimbursement                                      .05%**         None            None             None
= TOTAL NET ANNUAL FUND OPERATING EXPENSES                        1.27%           1.96%           2.02%            1.02%

** For the fiscal year ending October 31, 2001, the Distributor of the Global Growth Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

         IS THE MERGER A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES?

     We expect that, the exchange of shares pursuant to the merger will not result in taxable gain or loss for U.S. federal income tax purposes. For more information, see the proxy statement.

WHAT WILL BE THE SIZE OF PRUDENTIAL GLOBAL GROWTH FUND AFTER THE MERGER?

     If the proposal is approved, based on information available as of January 31, 2001, the combined Fund is anticipated to have approximately $784 million in assets.

HOW WILL WE DETERMINE THE NUMBER OF SHARES OF PRUDENTIAL GLOBAL GROWTH FUND THAT YOU WILL RECEIVE?

     As of the close of business of the New York Stock Exchange on the date the merger is consummated, shareholders will receive the number of full and fractional Class A, Class B, Class C or Class Z shares of Prudential Global Growth Fund that is equal in value to the net asset value of their Class A, Class B, Class C or Class Z shares of Prudential Global Genesis Fund on that date. The merger is anticipated to occur on or about May 11, 2001.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?

     If we do not receive sufficient votes to hold the meeting, we or Shareholder Communications Corporation, a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If there are not sufficient votes to approve the proposal by the time of the meeting (May 3, 2001), the meeting may be adjourned to permit further solicitation of proxy votes.

HAS THE FUND'S BOARD OF DIRECTORS APPROVED THE PROPOSAL?

     Yes. The Board of Directors has approved the proposal and recommends that you vote to approve it.

HOW MANY VOTES AM I ENTITLED TO CAST?

     As a shareholder, you are entitled to one vote for each share you own of Prudential Global Genesis Fund on the record date. The record date is March 8, 2001.

HOW DO I VOTE MY SHARES?

     You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Prudential at (800) 225-1852.

     You may also vote via the internet. To do so, have your proxy card available and go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card and follow the instructions found on the web site.

     Finally, you can vote by telephone by calling (800) 690-6903 toll free. Enter your 12-digit control number from your proxy card and follow the instructions given.

HOW DO I SIGN THE PROXY CARD?

     INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

     JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

     ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

                      PRUDENTIAL GLOBAL GENESIS FUND, INC.
                               100 Mulberry Street
                         Gateway Center Three, 4th Floor
                          Newark, New Jersey 07102-4077

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


 To our Shareholders:

     Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of Prudential Global Genesis Fund, Inc. (Global Genesis Fund) will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on May 3, 2001, at 11:00 a.m. Eastern time, for the following purposes:

     1. To approve an Agreement and Plan of Reorganization and Liquidation under which Global Genesis Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Prudential Global Growth Fund (Global Growth
Fund), a series of Prudential World Fund, Inc., Global Growth Fund will be the surviving fund, and each whole and fractional share of each class of Global Genesis Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of Global Growth Fund.

     2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

     The Board of Directors has fixed the close of business on March 8, 2001 as the record date for the determination of the shareholders of Global Genesis Fund entitled to notice of, and to vote at, this Meeting and any adjournments.

                                                        Marguerite E.H. Morrison
                                                        SECRETARY
Dated: ____________,  2001

--------------------------------------------------------------------------------
A PROXY CARD FOR YOUR FUND IS ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU ALSO MAY VOTE BY TELEPHONE OR VIA THE INTERNET AS DESCRIBED IN THE ENCLOSED MATERIALS. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.
--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT -
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                   INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

 The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2. JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

           REGISTRATION                                    VALID SIGNATURE
           ---------------------------------------------------------------

A. 1.      XYZ Corporation                       John Smith, President

    2.     XYZ Corporation                       John Smith, President
           c/o John Smith, President

B. 1.      ABC Company Profit Sharing Plan       Jane Doe, Trustee

    2.     Jones Family Trust                    Charles Jones, Trustee

    3.     Sarah Clark, Trustee                  Sarah Clark, Trustee
           u/t/d  7/1/85

C. 1.      Thomas Wilson, Custodian              Thomas Wilson, Custodian
           f/b/o  Jessica Wilson UTMA
           New Jersey

                             Subject to Completion,
                              Dated ________, 2001

                             PRELIMINARY PROSPECTUS/
                                PROXY STATEMENT

                          PRUDENTIAL GLOBAL GROWTH FUND
                     A SERIES OF PRUDENTIAL WORLD FUND, INC.

                                   PROSPECTUS

                                       AND

                      PRUDENTIAL GLOBAL GENESIS FUND, INC.

                                 PROXY STATEMENT

                              Gateway Center Three
                         100 Mulberry Street, 4th Floor
                          Newark New Jersey 07102-4077
                                 (800) 225-1852

                         ------------------------------

               ______________, 2001______________________________


     This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Prudential Global Genesis Fund, Inc. (Global Genesis Fund) in connection with the solicitation of proxies by the Global Genesis Fund's Board of Directors for use at the Special Meeting of Shareholders of Global Genesis Fund and at any adjournments of the meeting (the Meeting). The Meeting will be held on May 3, 2001 at 11:00 a.m. Eastern Time at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.

     The purpose of the Meeting is to vote on an Agreement and Plan of Reorganization and Liquidation (the Agreement) under which Global Genesis Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Prudential Global Growth Fund (Global Growth Fund), which is a series of Prudential World Fund, Inc., in exchange for shares of Global Growth Fund and the subsequent liquidation of Global Genesis Fund. These transactions are collectively referred to as the Merger. If the Merger is approved, Global Genesis Fund will be liquidated and Global Growth Fund will be the surviving fund, and each whole and fractional share of each class of Global Genesis Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of Global Growth Fund on May 11, 2001, or such later date as the parties may agree (the Effective Time).

     Global Growth Fund is a diversified fund registered as an open-end management investment company and organized as a series of Prudential World Fund, Inc., a Maryland corporation. Global Growth Fund's investment objective is long-term growth of capital. Income is a secondary objective. Global Growth Fund seeks to achieve its investment objective by investing primarily in common stock of U.S. and foreign (non-U.S. based) MEDIUM-SIZE AND LARGE COMPANIES, which are defined as companies with market capitalizations of $1 billion or more. Global Growth also invests in other equity-related securities, including preferred stock and convertible securities.

     Global Genesis Fund is a diversified fund registered as an open-end management investment company and organized as a Maryland corporation. Global Genesis Fund's investment objective is long-term growth of capital. Global Genesis Fund seeks to achieve its investment objective by investing primarily in common stock of U.S. and foreign (non-U.S. based) SMALLER COMPANIES, which are defined as companies with capitalizations that do not exceed or fall below the market capitalization of companies included within the smallest 20% of companies included in the Salomon Brothers Broad Market Index. Global Genesis Fund may also invest in other equity-related securities, including preferred stocks and convertible securities.

     IF GLOBAL GENESIS FUND'S SHAREHOLDERS APPROVE THE MERGER, THE SHAREHOLDERS OF GLOBAL GENESIS FUND WILL BECOME SHAREHOLDERS OF GLOBAL GROWTH FUND.

     This Proxy Statement should be retained for your future reference. It sets forth concisely the information about the Merger and Global Growth Fund that a shareholder of Global Genesis Fund should know before voting on the proposed Merger. A Statement of Additional Information dated _____________, 2001, which relates to this Proxy Statement, has been filed with the Securities and Exchange Commission (the Commission) and is incorporated into this Proxy Statement by reference. This Proxy Statement is accompanied by the Prospectus, dated February _____, 2001, as supplemented to date, which offers shares of Global Growth Fund. The Statement of Additional Information for Global Growth Fund, dated February _______, 2001, is available upon request. Enclosed with the Proxy Statement is the Annual Report of Global Growth Fund dated October 31, 2000 which is incorporated into this Proxy Statement by reference. The Prospectus and Statement of Additional Information and supplements thereto for Global Growth Fund have been filed with the Commission and are incorporated into this Proxy Statement by reference. A Prospectus and Statement of Additional Information for Global Genesis Fund, both dated October 27, 2000, as supplemented to date, and the Annual and Semi-Annual Reports of Global Genesis Fund dated May 31, 2000 and November 30, 2000, respectively, have been filed with the Commission and are incorporated into this Proxy Statement by reference. Copies of the documents referred to above may be obtained without charge by contacting Prudential Mutual Fund Services LLC at Post Office Box 8098, Philadelphia, PA 19101, or by calling
(800) 225-1852.

     The Securities and Exchange Commission has not approved or disapproved Global Growth Fund's shares, nor has the Commission determined that this proxy statement and prospectus is complete or accurate. It is a criminal offense to state otherwise.

                       SPECIAL MEETING OF SHAREHOLDERS OF
                      PRUDENTIAL GLOBAL GENESIS FUND, INC.
                          TO BE HELD ON MAY 3, 2001 AT:

                               100 MULBERRY STREET
                        GATEWAY CENTER THREE, 14TH FLOOR
                          NEWARK, NEW JERSEY 07102-4077
                        ---------------------------------

                         PROXY STATEMENT AND PROSPECTUS
                        ---------------------------------

                               VOTING INFORMATION

     This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors of Prudential Global Genesis Fund, Inc. (Global Genesis Fund) to be used at the Special Meeting of Shareholders of Global Genesis Fund and at any adjournments of the Special Meeting (the Meeting), to be held on May 3, 2001, at 11:00 a.m. at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.

     The purpose of the Meeting is described in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about _____________, 2001. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of Global Genesis Fund. In addition, Shareholder Communications Corporation, a proxy solicitation firm, may be retained to solicit shareholders on behalf of Global Genesis Fund. The costs of retaining Shareholder Communications Corporation will be borne by Global Genesis Fund's and Global Growth Fund's manager, Prudential Investments Fund Management LLC (PIFM). The expenses in connection with preparing this Proxy Statement and its enclosures will be borne by the Funds.

     Even if you sign and return the enclosed proxy card, you may revoke your proxy at any time prior to its use by written notification received by Global Genesis Fund, by submitting a later-dated proxy card, or by attending the Meeting and voting in person.

     All proxy cards solicited by the Board of Directors that are properly completed and received by Global Genesis Fund prior to the Meeting, and that are not revoked, will be voted at the Meeting. Shares represented by proxies will be voted in accordance with the instructions you provide. If no instruction is made on a proxy card, it will be voted FOR Proposal No. 1. Only proxies that are actually voted will be counted toward establishing a quorum, which is the minimum number of shares necessary to transact business at the Meeting.

     If a proxy that is properly signed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares on this matter for which the broker or nominee does not have discretionary power), the shares represented thereby will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, because Proposal No. 1 requires approval by a majority of the votes cast, will have the effect of a vote AGAINST Proposal No. 1.

     Global Genesis Fund also may arrange to have votes recorded by telephone. The expenses associated with telephone voting will be borne by the Funds. If Global Genesis Fund takes votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

     Shareholders may also cast their vote via the internet. The internet voting procedures have been designed to authenticate shareholders' identities and to confirm that shareholders' instructions have been recorded properly. We have been advised that the internet voting procedures are consistent with the requirements of applicable law. Shareholders voting via the internet should understand that there may be costs associated with electronic access, such as usage charges from an internet access provider and telephone companies, that must be borne by the shareholder.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve Proposal No. 1 are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. The presence in person or by proxy of one-third of the shares issued and outstanding and entitled to vote constitutes a quorum. An adjournment will require the affirmative vote of a majority of shares present in person at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to Proposal No. 1, unless directed to vote AGAINST Proposal No. 1, in which case such shares will be voted against the proposed adjournment. A shareholder vote may be taken on the Merger described in this Proxy Statement or on any other business properly presented at the Meeting prior to adjournment if sufficient votes have been received.

     Shareholders of record at the close of business on March 8, 2001 (the Record Date), will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date. On the Record Date, there were ____________ Class A shares, ___________ Class B shares, ____________ Class C shares and ___________ Class Z shares issued and outstanding for Global Genesis Fund. The following shareholders held 5% or more of each class of shares of Global Genesis Fund on March 8, 2001: [insert 5% holders]

     As of March 8, 2001, the Directors and officers of both Global Genesis Fund and Global Growth Fund owned, in the aggregate, less than 1% of each class of each Fund's total outstanding shares. Prudential Securities Incorporated intends to vote any shares of Global Genesis Fund for which it has direct voting authority FOR Proposal No. 1.

VOTE REQUIRED

APPROVAL OF THE MERGER REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST AT THE MEETING.

                                    SYNOPSIS

     The following is a summary of information contained elsewhere in this Proxy Statement, in the Agreement and Plan of Reorganization and Liquidation (the Agreement, the form of which is attached as Attachment A), and in the Prospectuses of Global Genesis Fund and Global Growth Fund, which are incorporated into this Proxy Statement by this reference. Shareholders should read this Proxy Statement and the Prospectuses of both Funds for more complete information.

     Under the Agreement Global Genesis Fund will transfer all of its assets to, and all of its liabilities will be assumed by Global Growth Fund, a larger mutual fund also managed by PIFM, for which PIC acts as investment adviser in exchange for shares of Global Growth Fund and Global Genesis Fund will be liquidated and current shareholders of Global Genesis Fund will become shareholders of Global Growth Fund. These transactions are collectively referred to as the Merger.

INVESTMENT OBJECTIVES AND POLICIES

     Global Genesis Fund and Global Growth Fund have substantially similar investment objectives and policies. Global Genesis Fund seeks long-term growth of capital by investing primarily in common stock of SMALLER U.S. AND FOREIGN (NON U.S. BASED) COMPANIES, which are defined as companies with capitalizations that do not exceed or fall below the market capitalization of companies included within the smallest 20% of companies included in the Salomon Brothers Broad Market Index. Global Genesis Fund may also invest in other equity-related securities, including preferred stocks and convertible securities. Global Growth Fund seeks long-term growth of capital, with income as a secondary objective, through investment primarily in common stock of MEDIUM-SIZE AND LARGE U.S. AND FOREIGN COMPANIES, which are defined as companies with market capitalizations of $1 billion or more. Global Growth Fund also invests in other equity-related securities, including preferred stock and convertible securities. Some of the securities in which Global Growth Fund invests may be issued by smaller companies, but Global Growth Fund generally focuses its investment in companies with market capitalizations that are larger than those emphasized in Global Genesis Fund.

     The Funds' investment objectives differ in that Global Genesis Fund does not look to provide investors with income while Global Growth Fund invests in securities that can provide income as a secondary objective. This means that Global Growth Fund may consider the income producing capability of securities in which it invests, as well as the likelihood that portfolio securities will achieve long-term growth.

     Global Genesis Fund and Global Growth Fund have the same manager (PIFM), the same investment adviser (Jennison and a common co-portfolio manager (Dan Duane). The address of PIFM is Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077. PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2000, PIFM served as manager to all 39 of the Prudential Mutual Funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $76 billion.

     The benchmark index for both Global Genesis Fund and Global Growth Fund is the Morgan Stanley Capital International World Index (the Index), a weighted, unmanaged index of performance of approximately 1,500 securities listed on stock exchanges of the U.S., Europe, Canada, Australia, and the Far East. Although both Funds use the Index as a benchmark of their performance, as noted above, the Funds emphasize investments in companies with different market capitalizations, so the Funds do not seek to track the overall risk profile of the Index.

     Both Global Growth Fund and Global Genesis Fund typically distribute all or substantially all of their ordinary income and net realized capital gains annually.

EXPENSE STRUCTURES

     Global Genesis Fund and Global Growth Fund each pay a monthly management fee to PIFM. PIFM, in turn, pays out of its management fee a fee to the investment adviser, Jennison for providing advisory services to each Fund. Global Genesis Fund has agreed to pay a management fee to PIFM at an annual rate of 1.00% of average net assets. Global Growth Fund has agreed to pay a management fee to PIFM at an annual rate of .75% of average net assets.

     The management fee paid by both Funds covers PIFM's oversight of the Funds' respective investment portfolios. PIFM also administers each Fund's corporate affairs and, in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Funds' custodian or transfer and dividend disbursing agent. Officers and employees of PIFM serve as officers and Directors of the Funds without compensation.

     Both Funds' expense structures are similar but the rates paid are different. As a result, the management fee payable by Global Growth Fund is lower than the management fee payable by Global Genesis Fund in the amount of
 .25% of average daily net assets. In addition, the annual net operating expenses of Global Growth Fund for its fiscal year ended October 31, 2000 are lower than those of Global Genesis Fund for the six months ended November 30, 2000 (as annualized) by .91%, .22%, .16% and .91% of average daily net assets for Class A shares, Class B shares, Class C shares and Class Z shares, respectively. Prudential Investment Management Services LLC (PIMS), the Funds' Distributor, has contractually agreed to waive a portion of the distribution and service (12b-1) fee payable by Class A shares of each Fund (.05% of a fee of .30%).

     If the Merger is approved, shareholders of Global Genesis Fund are expected to realize a reduction in both the net annual operating expenses and gross annual operating expenses (that is, without any waivers) paid on their investment. Shareholders should understand that the contractual waiver by PIMS is enforceable for one-year periods and may be terminated with respect to any subsequent fiscal year on not less than 30 days' notice prior to the end of a current fiscal year. The contractual waiver by PIMS for Global Growth Fund extends through October 31, 2001. The contractual waiver by PIMS for Global Genesis Fund extends through May 31, 2001. There is no assurance that PIMS will continue either waiver beyond the indicated dates.

     Overall, the proposed Merger would provide Global Genesis Fund shareholders with the following benefits:

-    the opportunity to participate in a larger fund;

- investment in a fund with an investment objective and policies similar to Global Genesis Fund's investment objective and policies; and

- net and gross annual operating expenses for Class A, Class B, Class C and Class Z shares that are expected to be substantially lower than those of the same class of Global Genesis Fund.

THE BOARD OF DIRECTORS OF GLOBAL GENESIS FUND BELIEVES THAT THE MERGER WILL BENEFIT GLOBAL GENESIS FUND SHAREHOLDERS AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE MERGER.

THE PROPOSED MERGER

     Shareholders of Global Genesis Fund will be asked at the Meeting to vote upon and approve the Agreement, under which Global Genesis Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Global Growth Fund whereupon Global Growth Fund will be the surviving mutual fund, and each whole and fractional share of each class of Global Genesis Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of Global Growth Fund, on or about the Effective Time. Approval of the Merger will be determined solely by approval of the shareholders of Global Genesis Fund. No vote by shareholders of Global Growth Fund is required.

     The Agreement provides that it is a condition to both Funds' obligation to complete the Merger that the Funds will have received an opinion of counsel that the Merger will not result in any taxable gain or loss for U.S. federal income tax purposes to Global Genesis Fund, Global Growth Fund, or the shareholders of Global Genesis Fund.

FUND OPERATING EXPENSES

     Each Fund pays a management fee to PIFM for managing its investments and business affairs which is calculated and paid to PIFM every month. Global Genesis Fund has agreed to pay PIFM a management fee at an annual rate of 1.00% of its average daily net assets and Global Growth Fund has agreed to pay PIFM a management fee at an annual rate of 0.75% of its average daily net assets.

     In addition to the management fee, each Fund incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. For the period ended October 31, 2000 and November 30, 2000 Global Growth Fund's and Global Genesis Fund's annualized total operating expense ratios for Class A shares were 1.27% and 2.18% (after waivers and reimbursements), respectively, for Class B shares were 1.96% and 2.18%, respectively, for Class C shares were 2.02% and 2.18%, respectively, and for Class Z shares were 1.02% and 1.93%, respectively. If shareholders approve the Merger, Global Growth Fund's expense structure will apply. Assuming continuation of Global Growth Fund's current expenses, this expense structure would decrease the total operating expenses currently incurred by shareholders of each class of shares of Global Genesis Fund. If the proposed Merger is not approved, Global Genesis Fund will continue with its current fee structure, except that there is no assurance that the fee waiver of PIMS will continue past May 31, 2001. For more information about the Funds' current fees, refer to their Prospectuses. See the Pro Forma Capitalization and Ratios below for estimates of expenses if the Merger is approved.

COMPARATIVE FEE TABLES

     The following table shows the fees and expenses of Class A, Class B, Class C and Class Z shares of Global Genesis Fund and Global Growth Fund, adjusted to reflect current fees, and pro forma fees for the combined fund after giving effect to the Merger, including the effect of PIMS' expense waiver previously described.

     Fund operating expenses are paid out of each Fund's assets. Expenses are factored into each Fund's share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses, adjusted to reflect current fees, of Global Genesis Fund for the six-month period ended November 30, 2000 (as annualized) and of Global Growth Fund for the year ended October 31, 2000 and are calculated as a percentage of average net assets of each Fund. The pro forma combined figures are based on October 31, 2000 amounts.

CLASS A SHARES                                      Global Genesis       Global Growth      Pro Forma
                                                        Fund                Fund            Combined Fund
                                                   Class A shares      Class A shares       Class A shares
Management fees                                        1.00%                .75%                .75%
+ Distribution and service (12b-1) fees                 .30%                .30%                .30%
+ Other expenses                                        .93%                .27%                .29%
= TOTAL ANNUAL OPERATING EXPENSES                      2.23%               1.32%               1.34%
- Fee waiver or expense reimbursement                   .05%*               .05%**              .05%**
= NET ANNUAL OPERATING EXPENSES                        2.18%               1.27%               1.29%

* For the fiscal year ending May 31, 2001, the Distributor of the Global Genesis Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

** For the fiscal year ending October 31, 2001, the Distributor of the Global Growth Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

CLASS B SHARES                                     Global Genesis       Global Growth        Pro Forma
                                                       Fund                 Fund           Combined Fund
                                                   Class B shares      Class B shares      Class B shares
Management fees                                        1.00%                 .75%               .75%
+ Distribution and service (12b-1) fees                1.00%*                .94%               .94%
+ Other expenses                                        .93%                 .27%               .29%
= TOTAL ANNUAL OPERATING EXPENSES                      2.93%                1.96%              1.98%
- Fee waiver or expense reimbursement                   .75%*                None               None
= NET ANNUAL OPERATING EXPENSES                        2.18%                1.96%              1.98%

* For the fiscal year ending May 31, 2001, the Distributor of the Global Genesis Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class B shares to .25 of 1% of the average daily net assets of the Class B shares.

CLASS C SHARES                                    Global Genesis       Global Growth           Pro Forma
                                                       Fund                Fund              Combined Fund
                                                  Class C shares      Class C shares         Class C shares
Management fees                                        1.00%                .75%               .75%
+ Distribution and service (12b-1) fees                1.00%**             1.00%              1.00%
+ Other expenses                                        .93%                .27%               .29%
= TOTAL ANNUAL OPERATING EXPENSES                      2.93%               2.02%              2.04%
- Fee waiver or expense reimbursement                   .75%**              None               None
= NET ANNUAL OPERATING EXPENSES                        2.18%               2.02%              2.04%

**For the fiscal year ending May 31, 2001, the Distributor of the Global Genesis Fund has contractualy agreed to reduce its distribution and service (12b-1) fees for Class C shares to .25 of 1% of the average daily net assets of the Class C shares.

CLASS Z SHARES                                    Global Genesis      Global Growth         Pro Forma
                                                       Fund               Fund              Combined Fund
                                                  Class Z shares      Class Z shares        Class Z shares
Management fees                                       1.00%                .75%                 .75%
+ Distribution and service (12b-1) fees                None                None                 None
+ Other expenses                                       .93%                .27%                 .29%
= TOTAL ANNUAL OPERATING EXPENSES                     1.93%               1.02%                1.04%
- Fee waiver or expense reimbursement                  None                None                 None
= NET ANNUAL OPERATING EXPENSES                       1.93%               1.02%                1.04%

EXAMPLES OF THE EFFECT OF FUND EXPENSES

     The following table illustrates the expenses on a hypothetical $10,000 investment in each Fund under the current and pro forma (combined fund) expenses calculated at the rates stated above for the first year, and thereafter using gross expenses with no fee waivers or expense reimbursements, assuming a 5% annual return, and assuming that you sell your shares at the end of each period.

CLASS A SHARES                                  Global Genesis      Global Growth          Pro Forma
                                                     Fund                Fund              Combined Fund
                                                Class A shares      Class A shares         Class A shares
1 Year                                                $  710              $  623             $   625
3 Years                                               $1,158              $  893             $   899
5 Years                                               $1,631              $1,183             $ 1,193
10 Years                                              $2,933              $2,007             $ 2,028


CLASS B SHARES                                  Global Genesis      Global Growth          Pro Forma
                                                     Fund               Fund               Combined Fund
                                                Class B shares      Class B shares         Class B shares
1 Year                                                $   721           $   699               $   701
3 Years                                               $ 1,136           $   915               $   921
5 Years                                               $ 1,577           $ 1,157               $ 1,168
10 Years*                                             $ 2,962           $ 2,046               $ 2,068


CLASS B SHARES (ASSUMING NO REDEMPTION)

                                                 Global Genesis      Global Growth       Pro Forma
                                                     Fund                 Fund           Combined Fund
                                                Class B shares       Class B shares      Class B shares
1 Year                                                $  221              $  199             $  201
3 Years                                               $  836              $  615             $  621
5 Years                                               $1,477              $1,057             $1,068
10 Years*                                             $2,962              $2,046             $2,068

----------
* Class B shares have a conversion feature whereby Class B shares held for at least six years will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This table assumes that after the conversion, Class A shares are held instead of Class B shares until the end of the period.

CLASS C SHARES
                                                 Global Genesis     Global Growth       Pro Forma
                                                      Fund               Fund           Combined Fund
                                                Class C shares      Class C shares      Class C shares
1 Year                                                $   419          $   403            $   405
3 Years                                               $   928          $   727            $   733
5 Years                                               $ 1,562          $ 1,177            $ 1,187
10 Years                                              $ 3,267          $ 2,425            $ 2,445


CLASS C SHARES (ASSUMING NO REDEMPTION)

                                                 Global Genesis     Global Growth       Pro Forma
                                                      Fund               Fund           Combined Fund
                                                Class C shares      Class C shares      Class C shares
1 Year                                                $   319          $   303            $   305
3 Years                                               $   928          $   727            $   733
5 Years                                               $ 1,562          $ 1,177            $ 1,187
10 Years                                              $ 3,267          $ 2,425            $ 2,445


CLASS Z SHARES

                                                 Global Genesis     Global Growth       Pro Forma
                                                      Fund               Fund           Combined Fund
                                                Class Z shares      Class Z shares      Class Z shares
1 Year                                                $   196          $   104            $   106
3 Years                                               $   606          $   325            $   331
5 Years                                               $ 1,042          $   563            $   574
10 Years                                              $ 2,254          $ 1,248            $ 1,271


     These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

PRO FORMA CAPITALIZATION AND RATIOS

     The following table shows the capitalization of Global Genesis Fund and Global Growth Fund as of October 31, 2000 and the pro forma combined capitalization as if the Merger had occurred on that date.

                                                   Global Genesis   Global Growth     Pro Forma
                                                        Fund            Fund        Combined Fund
Net Assets (000s)
   Class A . . . . . . . . . . . . . . . . . . .      $32,119         $396,870         $428,989
   Class B . . . . . . . . . . . . . . . . . . .      $31,915         $288,418         $320,333
   Class C . . . . . . . . . . . . . . . . . . .       $1,094          $21,377          $22,471
   Class Z . . . . . . . . . . . . . . . . . . .         $588          $70,956          $71,544


Net Asset Value Per Share
   Class A . . . . . . . . . . . . . . . . . . .      $15.38            $21.35            $21.35
   Class B . . . . . . . . . . . . . . . . . . .      $13.80            $20.00            $20.00
   Class C . . . . . . . . . . . . . . . . . . .      $13.80            $19.99            $19.99
   Class Z . . . . . . . . . . . . . . . . . . .      $15.67            $21.46            $21.46


                                                   Global Genesis   Global Growth     Pro Forma
                                                        Fund            Fund        Combined Fund
Shares Outstanding (000s)
   Class A . . . . . . . . . . . . . . . . . . .        2,089          18,589           20,093
   Class B . . . . . . . . . . . . . . . . . . .        2,312          14,417           16,013
   Class C . . . . . . . . . . . . . . . . . . .           79           1,069            1,124
   Class Z . . . . . . . . . . . . . . . . . . .           38           3,306            3,333

     The following table shows the ratio of expenses to average net assets and the ratio of net investment income to average net assets (based upon average weighted shares outstanding during the relevant period) of Global Genesis Fund for the six-month period ended November 30, 2000 (as annualized) and of Global Growth Fund for the year ended October 31, 2000. The ratios also are shown on a pro forma combined basis as of October 31, 2000.

                                                   Global Genesis   Global Growth     Pro Forma
                                                        Fund            Fund        Combined Fund
Ratio of expenses to average net assets
   Class A . . . . . . . . . . . . . . . . . . .        2.18%           1.27%           1.29%
   Class B . . . . . . . . . . . . . . . . . . .        2.18%           1.96%           1.98%
   Class C . . . . . . . . . . . . . . . . . . .        2.18%           2.02%           2.04%
   Class Z . . . . . . . . . . . . . . . . . . .        1.93%           1.02%           1.04%
Ratio of net investment income (loss) to
average net assets
   Class A . . . . . . . . . . . . . . . . . . .       (1.48)%          (0.38)%          (0.45)%
   Class B . . . . . . . . . . . . . . . . . . .       (1.46)%          (1.07)%          (1.14)%
   Class C . . . . . . . . . . . . . . . . . . .       (1.53)%          (1.11)%          (1.14)%
   Class Z . . . . . . . . . . . . . . . . . . .       (1.22)%          (0.08)%           (.09)%

FORMS OF ORGANIZATION

     Global Genesis Fund is a diversified, open-end management investment company organized as a Maryland corporation on June 15, 1987. Global Growth Fund is a series of Prudential World Fund, Inc., which is also a diversified, open-end management investment company organized as a Maryland corporation, which was formed on September 28, 1994. Global Genesis Fund is authorized to issue 1 billion shares of common stock, 250 million of which are designated Class A shares, 250 million of which are designated Class B shares, 250 million of which are designated Class C shares and 250 million of which are designated Class Z shares. Prudential World Fund, Inc. is authorized to issue 1.5 billion shares of common stock, 500 million of which are designated as shares of Global Growth Fund, which are further designated as 125 million Class A shares, 125 million Class B shares, 125 million Class C shares and 125 million Class Z shares. Prudential World Fund, Inc. also offers two other series: Prudential International Value Fund and Prudential Jennison International Growth Fund, each of which is also authorized to issue 500 million shares.

     Because the Funds are both organized as Maryland corporations (or, in the case of Global Growth Fund, a series of a Maryland corporation) under substantially similar Articles of Incorporation, and because each Fund has adopted substantially similar Bylaws, the rights of security holders of each Fund under state law and the governing documents would be expected to remain unchanged after the Merger.

PERFORMANCE COMPARISONS OF THE FUNDS

     The following table compares each Fund's average annual total returns for the periods set forth below. Average annual total returns include the deduction of sales charges, are based on past results and are not an indication of future performance.


                  AVERAGE ANNUAL TOTAL RETURNS (CLASS A SHARES)
                       (PERIODS ENDED December 31, 2000 )

                                    One Year*      Five Year*        Ten Year*     Since Inception**
Global Genesis Fund                  -23.44%         3.72%             8.70%           6.36%
Global Growth Fund                   -18.70%        13.24%            12.60%          10.14%

*If the Fund's Distributor had not waived a portion of its Distribution and Service fee (12b-1 fee) during the periods shown, total returns would have been lower. **From commencement of operations on January 22, 1990 for Global Genesis Fund and on January 22, 1990 for Global Growth Fund.


                  AVERAGE ANNUAL TOTAL RETURNS (CLASS B SHARES)
                       (PERIODS ENDED December 31, 2000 )

                                        One Year      Five Year        Ten Year    Since Inception*
Global Genesis Fund                     -23.66%         3.03%            7.91%           7.15%
Global Growth Fund                      -19.29%        12.45%           11.80%          12.84%

*From commencement of operations on January 29, 1988 for Global Genesis Fund and on May 15, 1984 for Global Growth Fund.

                  AVERAGE ANNUAL TOTAL RETURNS (CLASS C SHARES)
                       (PERIODS ENDED December 31, 2000 )

                                        One Year      Five Year        Ten Year    Since Inception*
Global Genesis Fund                     -23.66%         3.03%            N/A             2.86%
Global Growth Fund                      -19.33%        12.40%            N/A            10.91%

*From commencement of operations on August 1, 1994 for Global Genesis Fund and on August 1, 1994 for Global Growth Fund.

                  AVERAGE ANNUAL TOTAL RETURNS (CLASS Z SHARES)
                       (PERIODS ENDED December 31, 2000 )

                                        One Year      Five Year        Ten Year    Since Inception*
Global Genesis Fund                     -23.26%         N/A              N/A             3.67%
Global Growth Fund                      -18.56%         N/A              N/A            12.97%

*From commencement of operations on September 16, 1996 for Global Genesis Fund and on March 1, 1996 for Global Growth Fund.


                       INVESTMENT OBJECTIVES AND POLICIES

     If the Merger is approved, the shareholders of Global Genesis Fund will become shareholders of Global Growth Fund. The following information compares the objectives and policies of the Funds.

INVESTMENT OBJECTIVES

     Global Genesis Fund and Global Growth Fund have substantially similar investment objectives. Global Genesis Fund seeks long-term growth of capital and Global Growth Fund seeks long-term growth of capital, with income as a secondary objective. The Funds' investment objectives differ in that Global Genesis Fund does not look to provide investors with income while Global Growth Fund invests in securities that can provide income as a secondary objective. This means that Global Growth Fund may consider the income producing capability of securities in which it invests, as well as the likelihood that portfolio securities will achieve long-term growth.

     Both Global Genesis Fund and Global Growth Fund use the Index, a weighted, unmanaged index of performance of approximately 1,500 securities listed on stock exchanges of the U.S., Europe, Canada, Australia, and the Far East, for purposes of measuring their performance. Although both Funds use the Index as a benchmark of their performance, the Funds emphasize investment in companies with different market capitalizations, so the Funds do not seek to track the overall risk profile of the Index.

     The investment objective of each Fund is a fundamental policy. This means that the objective cannot be changed without the approval of shareholders of the Fund. There can be no assurance that either Global Genesis Fund or Global Growth Fund will achieve its objective. With the exception of fundamental policies, investment policies (other than specified investment restrictions) of the Funds can be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

     Global Genesis Fund seeks to achieve its investment objective by investing primarily in SMALLER U.S. AND FOREIGN COMPANIES, which are defined as companies with capitalizations that do not exceed or fall below the market capitalization of companies included within the smallest 20% of companies included in the Salomon Brothers Broad Market Index. Global Growth Fund, on the other hand, seeks to achieve its investment objective through investment primarily in MEDIUM-SIZE AND LARGE U.S. AND FOREIGN COMPANIES, which are defined as companies with market capitalizations of $1 billion or more. In general, this means that Global Growth Fund will emphasize equity securities of larger companies than Global Genesis Fund.

     Historically, Global Genesis Fund has held a much higher number of individual issuers of stock than Global Growth Fund, resulting in many more, comparatively smaller, portfolio holdings. In addition, Global Genesis Fund has experienced much higher portfolio turnover. The higher portfolio turnover of Global Genesis Fund (near 160% as compared to Global Growth Fund's turnover of approximately 60% over the Funds' most recent fiscal years) can result in higher brokerage commissions and other transaction costs and can affect Global Genesis Fund's performance. This can also result in a greater amount of distributions as ordinary income rather than long-term capital gains.

     In determining which securities to buy, Jennison looks for companies that it believes are undervalued and/or will grow faster--and earn better profits--than other companies. Jennison also looks for companies with strong competitive advantages, effective research, product development, strong management and financial strength. In determining when to sell a security, PIC determines whether the conditions for growth are no longer present or begin to change, or the price of the security reaches the level expected, or the security falls short of expectations.

     Both Funds invest primarily in common stock of U.S. and foreign companies. They may also invest in other equity-related securities, which include preferred stock or securities that may be converted to or exchanged for common stock--known as convertible securities--like rights and warrants. Each Fund may also invest in American Depositary Receipts (ADRs), which are certificates--usually issued by a U.S. bank or trust company--that represent an equity investment in a foreign company or some other foreign issuer. ADRs are valued in U.S. dollars. Each Fund may also participate in the initial public offering (IPO) market. IPO investments may increase a Fund's total returns, but, as assets grow and the impact of IPO investments decline, the Fund's total returns may be reduced.

     Both Global Genesis Fund and Global Growth Fund may invest all of their assets in SECURITIES OF FOREIGN ISSUERS. At the present time, both Funds invest heavily in U.S. companies, as permitted by their respective prospectuses, and Jennison intends to continue significant investment in the U.S. Investments in foreign securities present specific risks, including the exposure to economies and political systems that may not be as stable as in the U.S. This risk may be greater in Global Genesis Fund due to its emphasis on smaller companies, including those located in developing or emerging countries. Global Growth Fund tends to invest in the securities of issuers located in more developed countries. Each Fund is also subject to currency risk--the risk that changing values of foreign currencies could adversely impact the Funds' returns.

     Both Funds also may invest in "investment grade" BONDS AND FIXED INCOME OBLIGATIONS. These obligations can produce income for each Fund. These obligations have received one of the four highest quality ratings determined by Moody's Investors Service, Inc., Standard & Poor's Ratings Group, or another nationally recognized statistical rating organization (NRSRO). Obligations rated in the fourth category by an NRSRO have speculative characteristics and are subject to a greater risk of loss of principal and interest. Each Fund may also invest in obligations that are not rated, but which PIC believes is of comparable quality.

                    COMPARISON OF OTHER POLICIES OF THE FUNDS

DIVERSIFICATION

     Global Genesis Fund and Global Growth Fund are both diversified funds. With respect to Global Genesis Fund, this means that, with respect to 75% of the value of each Fund's total assets, each Fund invests in cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities, securities of other investment companies and "other securities." The "other securities" are subject to the requirement that not more than 5% of total assets of the applicable Fund will be invested in the securities of a single issuer and that the applicable Fund will not hold more than 10% of such issuer's outstanding voting securities.

     With respect to Global Growth Fund, the Fund may not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the Investment Company Act of 1940, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").

BORROWING

     Each Fund may borrow money from banks. With respect to Global Genesis Fund, the Fund may borrow money for temporary or emergency purposes and for the clearance of transactions. The Fund may not borrow money in an amount exceeding 20% of its total assets. With respect to Global Growth Fund, the Fund may not issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing, and obligations of the Fund to Directors are not deemed to be a pledge of assets or the issuance of a senior security.

LENDING

     Each Fund may lend assets to brokers, dealers and financial institutions. With respect to Global Genesis Fund, this means that the Fund may lend up to 30% of its total assets, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
     With respect to Global Growth Fund, The Fund may make loans, including through loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this limitation and consistent with the Fund's investment objective, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.

ILLIQUID SECURITIES

     Each Fund may invest in illiquid securities, including those without a readily available market and repurchase agreements with maturities longer than seven days. Each Fund may hold up to 15% of its net assets in illiquid securities.

TEMPORARY DEFENSIVE INVESTMENTS

     Although Jennison normally invests each Fund's assets according to the Fund's investment strategy, there are times when a Fund may temporarily invest up to 100% of its assets in money market instruments in response to adverse market, economic or political conditions.

     For more information about the risks and restrictions associated with these policies, see each Fund's Prospectus, and for a more detailed discussion of the Funds' investments, see their Statements of Additional Information, all of which are incorporated into this Proxy Statement by reference.


                      COMPARISON OF PRINCIPAL RISK FACTORS

     Each Fund is subject to the risks normally associated with funds that invest in equity-related securities, including the securities of foreign issuers. As described more fully above, each Fund has substantially similar investment objectives, policies and permissible investments.

     Because each Fund normally invests in common stock of U.S. and foreign companies, the Funds have substantially similar levels of risk. As of November 30, 2000 and October 31, 2000 Global Genesis Fund and Global Growth Fund invested 84.2% and 88.8% of their total assets in common stock, respectively. Investments in common stock expose both Funds to the following risks:

-    Individual stocks could lose value;

- The equity markets could go down, resulting in a decline in value of the Funds' investments;

- Companies tht pay dividends may not do so if they do not have profits or adequate cash flow; and

- Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Funds' investments.

     In addition, because both Dunds may invest all of their assets in foreign securities, the Funds are also subject to the following risks:

- Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as in the U.S.;

-    Currency risk--changing values of foreign currencies;

-    Foreign securities may be less liquid than U.S. stocks and bonds;

- Differences in foreign laws, accounting standards and public information and custody and settlement practices; and

- Investments in emerging markets securities are subject to greater volatility and price declines.

         Because Global Genesis Fund focuses its investment in the securities of smaller companies, its portfolio presents certain additional risks that may not be present in Global Growth Fund:

- Securities of smaller companies are more volatile and may decline more than larger companies;

- Smaller companies are more likely to reinvest earnings and not pay dividends;

- Changes in interest rates may affect the securities of smaller companies more than the securities of larger companies; and

- Securities of smaller companies may be less liquid than the securities of larger companies.

         Both Funds may also use investment strategies--such as derivatives--that involve risk. The Funds use these risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Funds that would not otherwise have occurred.

         Like any mutual fund, an investment in either Global Genesis Fund or Global Growth Fund could lose value. For a more complete discussion of the risks associated with either Fund, please refer to the "Risk/Return Summary" or the section entitled "Investment Risks" in each Fund's Prospectus.


                        OPERATIONS OF GLOBAL GROWTH FUND
                              FOLLOWING THE MERGER

         Neither PIFM nor Jennison expect Global Growth Fund to revise its investment policies as a result of the Merger. It also is not expected that the assumption of the investment advisory services by Jennison will cause Global Growth Fund to revise its investment policies. Please be aware, however, that the Board of Directors of Prudential World Fund, Inc. has approved changes to Global Growth Fund's fundamental investment restrictions, as described below (see "The Potential Impact of a Special Meeting of Shareholders of Global Growth Fund"). The proposed change in these investment restrictions is not related to the Merger, but is part of a Prudential Mutual Fund complex-wide effort to establish uniformity among investment restrictions.

         Because Daniel Duane serves as a co-portfolio manager for both Global Genesis Fund and Global Growth Fund, neither PIFM nor Jennison anticipates any significant changes to the Global Growth Fund's management or general investment approach. The agents that provide Global Growth Fund with services, such as its Custodian and Transfer Agent, which also provide these services to Global Genesis Fund, are not expected to change. The Directors of Prudential World Fund, Inc., of which Global Growth Fund is a series, are the same persons that serve as the Directors of Global Genesis Fund. The officers of the Funds are also the same (see "The Potential Impact of a Special Meeting of Shareholders of Global Growth Fund" below, however, for information about the possible election of new directors). The officers of the Funds are also the same.

         All of the current investments of Global Genesis Fund are permissible investments for Global Growth Fund. Nevertheless, Jennison may sell securities held by Global Genesis Fund or Global Growth Fund between shareholder approval and the Effective Time of the Merger as may be necessary or desirable in the ongoing management of each Fund and the adjustment of each Fund's portfolio in anticipation of the Merger. This is expected to include the movement of Global Genesis Fund's portfolio to a smaller number of issuers and an increase in the average capitalization of companies in which the Fund is invested. Transaction costs associated with such adjustments will be borne by the Fund that incurred them. Transaction costs associated with such adjustments that occur after the Effective Time will be borne by Global Growth Fund.


THE POTENTIAL IMPACT OF A SPECIAL MEETING OF SHAREHOLDERS OF GLOBAL GROWTH FUND

         On August 22, 2000, subject to shareholder approval, the Board of Directors of Prudential World Fund, Inc. approved the proposals summarized below. The proposals are being submitted for approval by shareholders of Prudential World Fund, Inc., including Global Growth Fund, at a special meeting of shareholders scheduled to be held on or about March 1, 2001. Because the record date for shareholders that are permitted to vote at the special meeting to be held in March 2001 is prior to the Effective Time of the Merger, shareholders of Global Genesis Fund that become shareholders of Global Growth Fund, if the Merger is approved, will not vote on the matters described below. For this reason, you should consider the impact of the following proposals when deciding to approve or disapprove the Merger.

-    Election of Directors

         The Board of Directors approved a proposal to elect Delayne Dedrick Gold, Robert F. Gunia, Robert E. LaBlanc, David R. Odenath, Robin B. Smith, Stephen Stoneburn, John R. Strangfeld, Nancy H. Teeters and Clay T. Whitehead as Directors of Prudential World Fund, Inc. Each of these individuals is a current Director of Global Genesis Fund and Global Growth Fund.

-    Amendment to Management Agreement

         The Board of Directors approved an amendment to the management agreement with PIFM to provide PIFM with flexibility to select additional investment advisers and allocate Fund assets to them for management. Specifically, if Global Growth Fund shareholders approve the amended management agreement, PIFM will have the authority (1) to hire one or more additional subadvisers for the Fund, subject to Board approval, and (2) to allocate and reallocate Fund assets among such subadvisers and the current subadviser, Jennison.

-    New Subadvisory Agreement

         The Board also considered a new subadvisory contract between PIFM and Jennison, which will be submitted to shareholders for their approval. The proposed agreement would allow PIFM to increase or decrease, without limitation, the allocation of Fund assets under the management of Jennison, or an unaffiliated subadviser, and any subadviser would be compensated only with respect to assets allocated to its management.

         The proposal to allow PIFM to employ other subadvisers without a shareholder vote, subject to Board approval, is subject to certain conditions. The first condition is that Global Growth Fund shareholders must approve this grant of authority to the Board of Directors of Prudential World Fund, Inc. Second, this proposal may be implemented only if Global Growth Fund is permitted to rely on an exemptive order previously issued by the Securities and Exchange Commission or it receives a new exemptive order authorizing the arrangement.

         Subject to satisfaction of these two conditions, which cannot be assured, PIFM would be permitted, with Board approval but without further shareholder approval, to employ new subadvisers for the Fund, change the terms of the Fund's subadvisory agreements or enter into new subadvisory agreements with existing subadvisers. Shareholders would be notified of any changes in subadvisers or of any material amendments to subadvisory agreements. Shareholders of the Fund would continue to have the right to terminate any subadvisory agreement at any time by a vote of the majority of the outstanding voting securities of the Fund.

         On a Special Telephonic Meeting of the Board of Directors of Prudential World Fund, Inc. held on October 25, 2000, the Board also approved changes to the fundamental investment restrictions of Global Growth Fund. These changes are subject to approval by the Fund's shareholders at the meeting scheduled to occur on or about March 1, 2001.

         Global Growth Fund has adopted fundamental investment restrictions and policies regarding the management of the Fund's investments. The designation of these restrictions and policies as "fundamental" means that they cannot be changed without shareholder approval. Shareholders of Global Growth Fund will be asked to approve changes to the Fund's fundamental investment restrictions and policies in order to: (a) provide the Fund's investment adviser with additional flexibility to pursue the Fund's investment objective; (b) allow the Fund to implement certain investment programs that may help the Fund to achieve economies of scale by participating in transactions with other Prudential Mutual Funds, such as joint investment in affiliated investment companies and an inter-fund lending program; and (c) eliminate investment restrictions that were imposed by state regulators that are no longer required or that were imposed years ago, but do not support the investment adviser's current strategy to pursue your Fund's investment objective.

-    Fund Diversification

         Global Growth Fund is operated as a diversified investment company under the 1940 Act. In general, this means that, with respect to 75% of the value of the Fund's total assets, the Fund invests in cash, cash items, obligations of the U.S, government, its agencies or instrumentalities, securities of other investment companies and "other securities". The "other securities" are subject to the additional requirement that not more than 5% of total assets of the Fund will be invested in the securities of a single issuer and that the Fund will not hold more than 10% of such issuer's outstanding voting securities.

         To provide flexibility as laws change or relief is obtained from the SEC or its staff, while also requiring the Fund to comply with the currently applicable definition of a "diversified" investment company, the Board of Global Growth Fund has recommended that shareholders adopt the following as a fundamental investment restriction:

                  The Fund may not:

                  Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time (collectively, the "1940 Act Laws and Interpretations"), except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions").

         The proposed amendment would restrict Global Growth Fund from purchasing the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions, as they may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order or similar relief. The restriction is accompanied by a note that explains what the 1940 Act currently requires for the Fund to be "diversified." The Fund would, however, be free to amend that note if applicable laws are amended or the Fund receives an exemption from the requirements imposed by applicable law.

-    Issuing Senior Securities, Borrowing Money or Pledging Assets

         Global Growth Fund is currently permitted to borrow money and pledge assets to secure such borrowings.

         To provide flexibility as laws change or relief may be obtained from the SEC staff, while also requiring the Fund to comply with currently applicable restrictions on issuing senior securities, borrowing money and pledging assets, the Board of Global Growth Fund has recommended that shareholders adopt the following as a fundamental investment restriction:

                  The Fund may not:

                  Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions, including, without limitation, interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.


         The proposed amendment would allow Global Growth Fund to borrow money and pledge its assets to secure such borrowings to the extent permitted by the 1940 Act Laws, Rules and Exemptions as each may be amended from time to time and as permitted by exemptive order or similar relief. The restriction will be accompanied by a note stating that if asset coverage for a borrowing falls below 300%, Global Growth Fund will take prompt action to reduce its borrowings. This note is to reflect the current requirement that the Fund limit borrowing to one-third of its total assets. However, the Fund would be free to amend its borrowing limitations if applicable laws change or the Fund receives an exemption from the requirements imposed by applicable law. Global Growth Fund does not currently have pending, nor does it currently propose to file, a request for exemptive relief to permit it to borrow with an asset coverage ratio of less than 300%. Moreover, there can be no assurance that the SEC staff would grant exemptive or similar relief if requested.

         Keep in mind that borrowing money and pledging assets are not integral parts of Global Growth Fund's investment program. Under the proposed investment restriction, the Fund would borrow money for temporary, extraordinary or emergency purposes or for the clearance of transactions and to take advantage of investment opportunities. In the future, the Fund may seek to obtain an exemptive order from the SEC to allow Global Growth Fund to lend and borrow money from other Prudential Mutual Funds. If the Fund requests and obtains such relief, the borrowing Fund may be able to reduce the cost of borrowing money and the lending Fund may be able to generate interest income. The proposed investment restriction could, if adopted, provide Global Growth Fund with flexibility in adopting an inter-fund lending program if an exemptive order is obtained from the SEC, receipt of which cannot be assured.

         RISKS: If Global Growth Fund borrows money to invest in securities and the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed), the net asset value of Global Growth Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." In order to reduce the risk presented by leverage, Global Growth Fund intends to not purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

         If Global Growth Fund's asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

-    Buying and Selling Real Estate

         Global Growth Fund is not permitted to buy or sell real estate. However, the Fund is permitted to invest in the securities of companies that invest in real estate or to invest in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate.

         To clarify the Fund's investment restriction with respect to investments in real estate-related securities, the Board of Global Growth Fund has recommended that shareholders adopt the following as a fundamental investment restriction:

                  The Fund may not:

                  Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

         The proposed investment restriction confirms that Global Growth Fund may not buy or sell real estate. The restriction also clarifies that the Fund may make investments in securities that are real estate-related, as described in the restriction. In addition, the amended investment restriction allows Global Growth Fund to hold real estate due to the enforcement of rights under an agreement or a security interest (not through a purchase of the real estate) and to hold the real estate until it can be sold in an orderly manner.

         RISKS: The performance of real estate-related securities depends upon the strength of the real estate market and property management. Thus, investment performance can be affected by national and regional economic conditions, as well as other factors. These factors can result in more pronounced impact on performance than experienced by other securities.

-    Buying and Selling Commodities and Commodity Contracts

         Global Growth Fund is not permitted to buy or sell commodities or commodity contracts. The Fund is permitted to invest in financial futures contracts and options on financial futures contracts, which are not viewed as commodity contracts.

         In order to provide uniformity among all of the Prudential Mutual Funds' restriction applicable to investments in commodities and commodity contracts, the Board of Global Growth Fund has recommended that shareholders adopt the following as a fundamental investment restriction:

                  The Fund may not:

                  Buy or sell physical commodities or contracts involving physical commodities, except that the Fund may purchase and sell (i) derivative, hedging and similar instruments, including, without limitation, financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, including, without limitation, forward currency exchange contracts, and except that the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

         The proposed investment restriction confirms that Global Growth Fund may not buy or sell commodities or commodity contracts. The restriction also clarifies that Global Growth Fund's investment in financial futures contracts and options on financial futures contracts is not subject to the restriction applicable to commodity contracts.

         RISKS: Financial futures contracts and options on financial futures contracts may be used by Global Growth Fund as a hedging device. Due to imperfect correlation between the price of futures contracts and movements in a currency or a group of currencies, the price of a futures contract may move more or less than the price of the currency or currencies being hedged. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risk. In the case of futures contracts on securities indices, the correlation between the price of the futures contract and the movement of the index may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by Global Growth Fund's investment adviser may still not result in a successful hedging transaction.

         In addition, Global Growth Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. There is no assurance that a liquid market on an exchange will exist for any particular futures contract or option on a particular futures contract. If no liquid market exists for a particular futures contract or option of a futures contract in which Global Growth Fund invests, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option.

         Successful use of futures contracts and options on futures contracts by Global Growth Fund is subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of interest and foreign currency rates and the market generally. If the investment adviser's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued.

-    Fund Concentration

         Global Growth Fund invests its portfolio to avoid "concentration" in a particular industry or group of industries. The 1940 Act requires that a mutual fund recite its policy regarding concentration. If a mutual fund has a policy not to concentrate, this means that, except for temporary defensive purposes, no more than 25% of the fund's total assets will be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         The Board of Global Growth Fund has recommended that shareholders adopt the following as a fundamental investment restriction:

                  The Fund may not:

                  Purchase any security if as a result more than 25% of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         The proposed amendment is not intended to change Global Growth Fund's policy regarding concentration, but to provide uniformity in disclosure of the policy among the Prudential Mutual Funds having a policy not to concentrate their investments.

         RISKS: Although Global Growth Fund does not concentrate its investment in a particular industry or group of industries, it may, for temporary defensive purposes, do so. If this occurs, Global Growth Fund would, on a temporary basis, be subject to risks that may be unique or pronounced relating to a particular industry or group of industries. These risks could include greater sensitivity to inflationary pressures, supply and demand for a particular product or service, or international politics.

-    Engaging in Underwriting

         Global Growth Fund may not act as an "underwriter" of securities, except to the extent that the Fund may be deemed to be an underwriter under federal securities laws when it disposes of certain securities held in its investment portfolio.

         The Board of Global Growth Fund has recommended that shareholders adopt the following as a fundamental investment restriction:

                  The Fund may not:

                  Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.


         The proposed amendment is not intended to change Global Growth Fund's policy regarding underwriting activity, but to provide uniformity in disclosure of the policy among the Prudential Mutual Funds.

-    Making Loans

         Although Global Growth Fund is not permitted to directly lend money, there are many exceptions that currently apply to that investment restriction. The Global Growth Fund may, for example, purchase certain debt securities of governments, corporate issuers or banks, as described in Global Growth Fund's current prospectus and statement of additional information.

         Global Growth Fund also may engage in repurchase agreement transactions, where the Fund purchases securities from a broker or bank with an agreement by the seller to repurchase the securities at an agreed upon price at an agreed upon time. These transactions allow Global Growth

Fund to invest its cash to generate income, usually on a short-term basis, while maintaining liquidity to honor its redemption obligations. Generating portfolio income through investment in repurchase agreements is not an integral part of Global Growth Fund's investment program. The Fund would engage in these transactions primarily to keep its cash fully invested, but available to meet redemption requests.

         In order to provide uniformity among the Prudential Mutual Funds' restrictions applicable to making loans, the Board of Global Growth Fund has recommended that shareholders adopt the following as a fundamental investment restriction:

                  The Fund may make loans, including through loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this limitation and consistent with the Fund's investment objective, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.

         The amended investment restriction would allow Global Growth Fund to make loans of assets. Global Growth Fund has established a securities lending program where it uses a securities lending agent to locate institutions that, on a temporary basis, seek to hold certain securities that are owned by the Fund. In these transactions, Global Growth Fund transfers its ownership interest in a security with the right to receive income from the borrower and the right to have the security returned to the Fund on short notice, for example, to enable the Fund to vote the securities. Securities lending allows Global Growth Fund to generate income on portfolio securities to enhance the Fund's returns.

         The proposed amendment would clarify the restriction applicable to lending. The restriction would not prevent Global Growth Fund's purchase of debt securities, including investments in government securities, corporate debt securities, and certain bank obligations. The amended investment restriction would also allow Global Growth Fund to engage in repurchase agreement transactions and securities lending without these activities being deemed prohibited loans.

         RISKS: Where Global Growth Fund engages in securities lending, it assumes a risk that a borrower fails to maintain the required amount of collateral, which requires the Fund or its lending agent to pursue the borrower for any excess replacement cost over the value of the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral if the borrower of the securities fails financially. To mitigate these risks, Global Growth Fund's investment adviser makes loans of portfolio securities only to firms determined to be creditworthy.

         In repurchase agreement transactions, a seller of a security agrees to repurchase that security from Global Growth Fund at a mutually agreed-upon time and price. The repurchase price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the transaction. If a seller fails to repurchase securities as required by its agreement with the Fund and the value of the collateral securing the repurchase agreement declines, the Fund may lose money. To address this risk, Global Growth Fund's investment adviser enters into repurchase agreements only with firms determined to be creditworthy.

-    Other Investment Restrictions

         Global Growth Fund has adopted additional fundamental investment restrictions. Some of these investment restrictions were required to be designated as fundamental by state securities laws for the purpose of preventing conflicts of interest in the management of mutual funds. These state securities laws have since been repealed or are otherwise no longer applicable to Global Growth Fund.

         Preventing conflicts of interest in fund management is, of course, a critically important objective. For this reason, Global Growth Fund has adopted a Code of Ethics that restricts the private investment activities of its Directors, officers, key advisory personnel and a wide range of employees of Global Growth Funds' Manager and Principal Underwriter. The Code of Ethics supplements management's fiduciary obligation to act in Global Growth Fund's best interests. It places the burden of avoiding potential conflicts squarely on those who would stand to gain by inappropriately influencing or benefiting from Global Growth Fund's investment program. Certain current fundamental investment policies take the opposite approach, by limiting Global Growth Funds' ability to engage in investment activities. In other words, the current policies have the effect of subordinating Global Growth Fund's investment interests to those of its Directors, officers and key advisory personnel.

         In an effort to ensure that any investment program is in the best interest of Global Growth Fund and to provide maximum flexibility in managing Global Growth Fund and uniformity in the restrictions applicable to the Prudential Mutual Funds, the Board of Global Growth Fund has proposed that all investment restrictions and policies of Global Growth Fund, other than those listed above, be designated as non-fundamental. This means that each such investment restriction or policy could be changed without shareholder approval, although shareholders would be informed of any material change to any non-fundamental restriction or policy prior to the change.

         Among the investment restrictions that would be designated as non-fundamental if this proposal is approved is Global Growth Fund's limitation regarding investment in other mutual funds. The Prudential Mutual Funds have obtained an exemptive order from the SEC that allows Global Growth Fund to invest up to 25% of its assets in shares of an affiliated mutual fund. Such investment would be made to facilitate Global Growth Fund's investment of its cash and short-term investments. The ability to invest in an affiliated mutual fund should allow Global Growth Fund to reduce the administrative burdens and costs associated with investing in money market instruments and short-term debt securities. Global Growth Fund would be permitted to invest in an affiliated mutual fund only if the investment is consistent with the Fund's investment objective and strategy. Currently, Global Growth Fund is subject to a fundamental investment restriction that limits its investment to mutual funds that are purchased in the open market and so long as the Fund does not hold more than 3% of the outstanding voting securities of another investment company, will not invest more than 5% of its total assets in any one investment company and will not invest more than 10% of its total assets (determined at the time of investment) in any number of investment companies. If shareholders approve the designation of Global Growth Fund's investment in mutual funds as a non-fundamental investment restriction, we anticipate that the Fund's Board of Directors will amend the investment restriction to implement the cash management strategy permitted by the SEC relief.

                      PURCHASES, REDEMPTIONS AND EXCHANGES


PURCHASING SHARES

         The price to buy one share of a class of each Fund is that class's net asset value, or NAV, plus, in the case of Class A and Class C shares, a front-end sales charge. Each Fund offers Class A, Class B, Class C and Class Z shares. Both Funds impose the same sales charge on Class A shares (5% of the Class A shares' offering price). The sales charges imposed by Class B and Class C shares of Global Growth Fund are also identical to those charged by Global Genesis Fund. In the case of Class B shares, only a contingent deferred sales charge (CDSC) is charged 5% for Class B Shares while Class C shares are sold with a 1% front-end load and a 1% CDSC. Both Funds also offer Class Z shares, which are sold without either a front-end load or a CDSC and are available only to a limited group of investors. You will receive the same class of shares in Global Growth Fund as you own in Global Genesis Fund. Therefore, you will not be subject to any additional sales charges.

         The Class A shares you will receive in the Merger are not subject to a front-end sales charge. The Class B or Class C shares you will receive in the Merger are subject to the identical CDSC as is applicable to your Global Genesis Fund investment. In other words, the CDSC will be calculated from the first day of the month after your purchase of shares of Global Genesis Fund, exclusive of any time during which you may have been invested in a money market fund.

         Shares in both Funds are purchased at the next NAV calculated after your investment is received and accepted. Each Fund's NAV is normally calculated each business day at 4:15 p.m., New York Time. Refer to each Fund's Prospectus for more information regarding how to buy shares.

REDEEMING SHARES

         The redemption policies for each Fund are identical. Your shares will be sold at the next NAV, less any applicable CDSC imposed on Class B and Class C shares, calculated after your order is received and accepted. Refer to each Fund's Prospectus for more information regarding how to sell shares.

MINIMUM INVESTMENT REQUIREMENTS

         For both Global Genesis Fund and Global Growth Fund, the minimum initial investment amount is $1,000 for Class A shares and Class B shares and $2,500 for Class C shares. There is no minimum investment for Class Z shares. The minimum additional investment amount for each class other than Class Z is $100.

PURCHASES AND REDEMPTIONS OF GLOBAL GENESIS FUND

         On May 4, 2000, Global Genesis Fund closed to new accounts pending the Merger of Global Genesis Fund into Global Growth Fund. Shareholders of Global Genesis Fund may redeem shares through the Effective Time of the Merger. If the Merger is approved, the purchase and redemption policies of the combined fund will be the same as the current policies of Global Growth Fund.

EXCHANGES OF FUND SHARES

         The exchange privilege currently offered by Global Growth Fund is the same as for the Global Genesis Fund and is not expected to change after the Merger. Shareholders of the Funds may exchange their shares for shares of the same class of any other Prudential Mutual Fund. If you hold Class B or Class C shares and wish to exchange into a money market fund, you must exchange into Prudential Special Money Market Fund, Inc. During the time you are invested in Prudential Special Money Market Fund, Inc., the period of time during which your CDSC is calculated is frozen. Refer to each Fund's Prospectus for restrictions governing exchanges.

DIVIDENDS AND OTHER DISTRIBUTIONS

         Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Each Fund declares dividends, if any, annually. At or before the Effective Time, Global Genesis Fund shall declare additional dividends or other distributions in order to distribute substantially all of its investment income and realized capital gains for the year.

                  FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

         It is a condition to each Fund's obligation to complete the Merger that the Funds will have received an opinion of outside counsel, Sullivan & Cromwell, that, among other things, the Merger will constitute a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the Code) and that no gain or loss will be recognized by the Funds by shareholders of Global Genesis Fund as a result of the Merger. Please see the section entitled "The Proposed Transaction - U.S. Federal Income Tax Considerations" for more information.

         During the period between shareholder approval and the Effective Time, PIC may sell certain securities held by Global Genesis Fund to make portfolio adjustments in connection with the Merger. Selling these securities may result in realization of capital gains, which, would be distributed prior to the Merger and therefore, would be taxable to Global Genesis Fund's shareholders at that time.

                            THE PROPOSED TRANSACTION

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

         The Agreement describes the terms and conditions under which the proposed transaction may be completed. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, the form of which is attached as Attachment A to this Proxy Statement.

         The Agreement contemplates that Global Genesis Fund will transfer all of its assets to, and its liabilities will be assumed by, Global Growth Fund at the Effective Time, Global Growth Fund will be the surviving Fund, and each whole and fractional Class A, Class B, Class C and Class Z share of Global Genesis Fund will be exchanged for whole and fractional Class A, Class B, Class C and Class Z shares, respectively, of equal net asset value of Global Growth Fund. If requested, Global Growth Fund will issue certificates representing its shares only upon surrender of certificates for shares of Global Genesis Fund.

         Immediately after the Merger, each former Global Genesis Fund shareholder will own shares of Global Growth Fund equal to the aggregate net asset value of that shareholder's shares of Global Genesis Fund immediately prior to the Merger. The net asset value per share of Global Growth Fund will not be affected by the transaction. Thus, the Merger will not result in a dilution of any shareholder interest. However, the Merger will substantially reduce the percentage ownership of the combined Fund's shareholders below such shareholder's current percentage of ownership in either Global Growth Fund or Global Genesis Fund.

         All assets, rights, privileges, powers and franchises of Global Genesis Fund and all debts due on whatever account to it, shall be taken and deemed to be transferred to and vested in Global Growth Fund without further act or deed, and all such assets, rights, privileges, powers and franchises, and all and every other interest of Global Genesis Fund, shall be thereafter effectively the property of Global Growth Fund as they were of Global Genesis Fund. Global Growth Fund generally will be responsible for all of the liabilities and obligations of Global Genesis Fund. The value of Global Genesis Fund's assets and liabilities will be determined at the Effective Time, using the valuation procedures set forth in Global Genesis Fund's Prospectus and Statement of Additional Information. The net asset value of a share of Global Growth Fund will be determined as of the same time using the valuation procedures set forth in its Prospectus and Statement of Additional Information.

         Any transfer taxes payable upon issuance of shares of Global Growth Fund in a name other than that of the registered holder of the shares on the books of Global Genesis Fund as of that time will be payable by the person to whom such shares are to be issued as a condition of such transfer.

         The completion of the Merger is subject to a number of conditions set forth in the Agreement, some of which may be waived by either Fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE MERGER

         The Boards of Directors (the Boards) of the Funds have determined that the Merger is in the best interests of the shareholders of both Funds and that the Merger will not result in a dilution of the pecuniary interests of shareholders of either Fund.

         In considering the Merger, the Boards considered a number of factors that it believes benefits the shareholders of the Funds, including the following:

- the compatibility of the Funds' investment objectives, policies and restrictions;

- the relative past and current growth in assets and investment performance of the Funds and future prospects for Global Growth Fund;

-    the relative expense ratios of the Funds;

-    the tax consequences of the Merger; and

- the relative size of the Funds and the decrease in the assets and the number of shareholders of Global Genesis Fund.

         PIFM and the Prudential Investment Corporation (PIC) (the subadviser to each of the Funds before Jennison assumed subadvisory duties for each Fund during 2000) recommended the Merger to the Board of each Fund at meetings of the Boards held on May 2, 2000. In recommending the Merger, PIFM and PIC advised the Boards that the Funds have similar investment objectives, policies and investment portfolios. PIFM and PIC informed the Boards that the Funds differed primarily with respect to the Global Genesis Fund's investment emphasis in smaller U.S. and foreign companies and the Funds' expense structures.

         The Boards considered that if the Merger is approved, shareholders of Global Genesis Fund, regardless of the class of shares they own, should realize a reduction in both the net annual operating expenses and gross annual operating expenses (that is, without any waivers or reimbursements) paid on their investment. Although the Distributor of Global Genesis Fund and Global Growth Fund has contractually agreed to its waiver of a portion of the Distribution and Service (Rule 12b-1) fee for Class A shares for their respective current fiscal years, THERE CAN BE NO ASSURANCE THAT THE WAIVER WILL CONTINUE THEREAFTER OR, IF CONTINUED, THAT THE AMOUNT OF SUCH WAIVER WOULD NOT BE REDUCED.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

         Prudential World Fund, Inc., of which Global Growth Fund is a series, was incorporated in Maryland on September 28, 1994. It is registered with the Securities and Exchange Commission (the Commission) as an open-end management investment company. Prudential World Fund, Inc. is authorized to issue 1.5 billion of shares of common stock, $.01 par value per share, equally divided into three series, including Global Growth Fund (500 million authorized shares). The authorized shares of Global Growth Fund are further divided into four classes of shares, designated as Class A, Class B, Class C and Class Z common stock. Each class of common stock represents an interest in the same assets of Global Growth Fund and is identical in all respects except that:

- each class is subject to different sales charges and distribution and/or service (12b-1) fees, except for Class Z shares, which are not subject to any sales charges or distribution and/or service fees;

- each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class;

-    each class has a different exchange privilege;

- only Class B shares have a conversion feature whereby Class B shares held for at least six years will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase; and

- Class Z shares are offered exclusively for sale to a limited group of investors.

         Shares of Global Growth Fund, when issued, are fully paid and nonassessable. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. The voting and dividend rights, the right of redemption and the privilege of exchange are described in Global Growth Fund's Prospectus.

         Global Growth Fund does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors unless less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholder meeting for the election of Directors. Shareholders of record of at least two-thirds of the outstanding shares of Global Growth Fund may remove a Director by votes cast in person or by proxy at a meeting called for that purpose. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least 10% of Global Growth Fund's outstanding shares.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

         The Merger is intended to qualify for U.S. federal income tax purposes as a reorganization under the Code. It is a condition to each Fund's obligation to complete the Merger that the Funds will have received an opinion from Sullivan & Cromwell, counsel to the Funds, based upon representations made by each of Global Genesis Fund and Global Growth Fund, and upon certain factual assumptions, substantially to the effect that:

         1. The acquisition by Global Growth Fund of the assets of Global Genesis Fund in exchange solely for voting shares of Global Growth Fund and the assumption by Global Growth Fund of Global Genesis Fund's liabilities, if any, followed by the distribution of the Global Growth Fund shares acquired by Global Genesis Fund PRO RATA to its shareholders, will constitute a reorganization within the meaning of
         Section 368(a)(1) of the Code, and Global Genesis Fund and Global Growth Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

         2. Global Genesis Fund's shareholders will not recognize gain or loss upon the constructive exchange of all of their shares of Global Genesis Fund solely for shares of Global Growth Fund, as described above and in the Agreement;

         3. No gain or loss will be recognized by Global Genesis Fund upon the transfer of its assets to Global Growth Fund in exchange solely for Class A, Class B, Class C and Class Z shares of Global Growth Fund and the assumption by Global Growth Fund of Global Genesis Fund's liabilities, if any. In addition, no gain or loss will be recognized by Global Genesis Fund on the distribution of such shares to Global Genesis Fund shareholders in liquidation of Global Genesis Fund;

         4. No gain or loss will be recognized by Global Growth Fund upon the acquisition of Global Genesis Fund's assets in exchange solely for shares of Global Growth Fund and the assumption of Global Genesis Fund's liabilities, if any;

         5. Global Growth Fund's basis for the assets acquired from Global Genesis Fund will be the same as the basis of these assets when held by Global Genesis Fund immediately before the transfer, and the holding period of such assets acquired by Global Growth Fund will include the holding period of these assets when held by Global Genesis Fund;

         6. Global Genesis Fund shareholders' basis for the shares of Global Growth Fund to be received by them pursuant to the reorganization will be the same as their basis in Global Genesis Fund shares exchanged; and

         7. The holding period of Global Growth Fund shares to be received by Global Genesis Fund shareholders will include the holding period of their Global Genesis Fund shares exchanged provided such Global Genesis Fund shares were held as capital assets on the date of the exchange.


         An opinion of counsel is not binding on the Internal Revenue Service (the "IRS") or any court. If the IRS were to successfully assert that the Merger does not qualify as a reorganization under the Code, then the Merger would be treated as a taxable sale of Global Genesis Fund's assets to Global Growth Fund followed by a liquidation of Global Genesis Fund that would be taxable to the shareholders of Global Genesis Fund.

         Shareholders of Global Genesis Fund should consult their tax advisers regarding the tax consequences to them, of the Merger in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Merger, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Merger.

CONCLUSION

         The Agreement was approved by the Boards of Directors of Global Genesis Fund and Global Growth Fund at meetings held on May 2, 2000. The Boards of Directors of both Funds determined that the Merger is in the best interests of shareholders of each Fund and that the interests of existing shareholders of Global Genesis Fund and Global Growth Fund would not be diluted as a result of the Merger. If the shareholders of Global Genesis Fund do not approve the Merger or if the Merger is not completed, Global Genesis Fund will continue to engage in business as a registered investment company and the Board of Directors of Global Genesis Fund will consider other proposals for the Fund, including proposals for the reorganization or liquidation of the Fund.

                 ADDITIONAL INFORMATION ABOUT GLOBAL GROWTH FUND

         Global Growth Fund's Prospectus dated February ___, 2001 as supplemented to date, is enclosed with this Proxy Statement and is incorporated into this Proxy Statement by reference. The Prospectus contains additional information about Global Growth Fund, including its investment objective and policies, Manager, investment adviser, advisory fees and expenses, organization and procedures for purchasing and redeeming shares. The Prospectus also contains Global Growth Fund's financial highlights for the fiscal period ended October 31, 2000. The audited financial statements of Global Growth Fund are included in the Fund's Annual Report, which is also enclosed with this Proxy Statement.

                                  MISCELLANEOUS

LEGAL MATTERS

         The validity of shares of Global Growth Fund to be issued pursuant to the Agreement will be passed upon by Piper Marbury Rudnick & Wolfe LLP, Maryland counsel to Global Growth Fund.

INDEPENDENT ACCOUNTANTS

         The audited financial statements of Global Genesis Fund and Global Growth Fund for the fiscal periods ended May 31, 2000 and October 31, 2000, respectively, included in the Statements of Additional Information, have been examined by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the respective Statements of Additional Information and in the Annual Reports to Shareholders for the fiscal years or periods ended May 31, 2000 and October 31, 2000, respectively. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

AVAILABLE INFORMATION

          Global Genesis Fund and Global Growth Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the 1940 Act), and in accordance with these laws, they each file reports, proxy material and other information with the Commission. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the Commission's website (http://www.sec.gov).

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

         Please advise Global Genesis Fund, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

                              SHAREHOLDER PROPOSALS

         Any shareholder of Global Genesis Fund who wishes to submit a proposal to be considered by the Fund's shareholders at the next meeting of shareholders of Global Genesis Fund should send the proposal to Global Genesis Fund, c/o Marguerite E.H. Morrison, Secretary, at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077, so as to be received within a reasonable time before the Board of Directors of Global Genesis Fund makes the solicitation relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Global Genesis Fund's proxy materials. Including shareholder proposals in proxy materials is subject to limitations under federal securities laws. If Proposal No. 1 is approved at the meeting, there will likely not be any future shareholder meetings of Global Genesis Fund.

         Global Growth Fund's By-Laws provide that the Fund will not be required to hold annual meetings of shareholders if the election of Directors is not required under the 1940 Act. It is the present intention of the Board of Directors of Global Growth Fund not to hold annual meetings of shareholders unless required to do so by the 1940 Act.

                                             OTHER BUSINESS

         Management of Global Genesis Fund knows of no business to be presented at the Meeting other than the Proposal described in this Proxy Statement. However, if any other matter requiring a shareholder vote should arise, the proxies will vote according to their best judgment in the interest of Global Genesis Fund, taking into account all relevant circumstances

                                             By order of the Board of Directors,


                                             MARGUERITE E.H. MORRISON
                                             SECRETARY

______________,  2001



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        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.
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                                       33

                                                                    ATTACHMENT A


              AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

     This Agreement and Plan of Reorganization and Liquidation (Agreement) is made as of the 11th day of May 2001, by and between Prudential Global Genesis Fund, Inc. (Global Genesis Fund) and Prudential World Fund, Inc. (World Fund) on behalf of Prudential Global Growth Fund (Global Growth Fund) (collectively, the Funds and each individually, a Fund). All covenants, agreements, representations, actions and obligations described herein made or to be taken or undertaken by Global Growth Fund are made and shall be undertaken by World Fund on behalf of Global Growth Fund. Global Genesis Fund is a Maryland corporation organized under the laws of the State of Maryland. World Fund is a corporation organized under the laws of the State of Maryland. Each Fund maintains its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Shares of the Funds are divided into four classes, designated Class A, Class B, Class C and Class Z.

     This Agreement is intended to be, and is adopted as, a plan of reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). Upon receipt of such representations from each of the Funds as Sullivan & Cromwell may require, Sullivan & Cromwell will deliver the opinion referenced in paragraph 8.6 herein. The reorganization will comprise the transfer of all of the assets of Global Genesis Fund, in exchange solely for shares of common stock of Global Growth Fund, and Global Growth Fund's assumption of Global Genesis Fund's liabilities, if any, and the distribution, after the Closing Date hereinafter referred to, of such shares of Global Growth Fund to the shareholders of Global Genesis Fund, in liquidation of Global Genesis Fund as provided herein, all upon the terms and conditions as hereinafter set forth.

     In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

1. TRANSFER OF ASSETS OF GLOBAL GENESIS FUND IN EXCHANGE FOR SHARES OF GLOBAL GROWTH FUND AND ASSUMPTION OF LIABILITIES, IF ANY, AND LIQUIDATION OF GLOBAL GENESIS FUND.

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Global Genesis Fund agrees to sell, assign, transfer and deliver its assets, as set forth in paragraph 1.2, to Global Growth Fund, and Global Growth Fund, agrees (a) to issue and deliver to Global Genesis Fund in exchange therefor (i) the number of shares of Class A Common Stock in Global Growth Fund determined by dividing the net asset value of Global Genesis Fund allocable to shares of Class A Common Stock (computed in the manner and as of the time and date set forth in paragraph 2.2) by the net asset value allocable to a share of Global Growth Fund Class A Common Stock (computed in the manner and as of the time and date set forth in paragraph 2.2), (ii) the number of shares of Class B Common Stock in Global Growth Fund determined by dividing the net asset value of Global Genesis Fund allocable to shares of Class B Common Stock (computed in the manner and as of the time and date set forth in paragraph 2.2) by the net asset value allocable to a share of Global Growth Fund Class B Common Stock (computed in the manner and as of the time and date set forth in paragraph 2.2), (iii) the number of shares of Class C Common Stock in Global Growth Fund determined by dividing the net asset value of Global Genesis Fund allocable to shares of Class C Common Stock (computed in the manner and as of the time and date set forth in paragraph 2.2) by the net asset value allocable to a share of Global Growth Fund Class C Common Stock (computed in the manner and as of the time and date set forth in paragraph 2.2), and (iv) the number of shares of Class Z Common Stock in Global Growth Fund determined by dividing the net asset value of Global Genesis Fund allocable to shares of Class Z Common Stock (computed in the manner and as of the time and date set forth in paragraph 2.2) by the net asset value allocable to a share of Global Growth Fund Class Z Common Stock (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all of Global Genesis Fund's liabilities, if any, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3 (Closing).

1.2 The assets of Global Genesis Fund to be acquired by Global Growth Fund shall include without limitation all cash, cash equivalents, securities, receivables (including interest and dividends receivable) and all other property of any kind owned by Global Genesis Fund and any deferred or prepaid expenses shown as assets on the books of Global Genesis Fund on the closing date provided in paragraph 3 (Closing Date). Global Growth Fund has no plan or intent to sell or otherwise dispose of any assets of Global Genesis Fund, other than in the ordinary course of business.

1.3 Except as otherwise provided herein, Global Growth Fund will assume from Global Genesis Fund all debts, liabilities, obligations and duties of Global Genesis Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Agreement; PROVIDED, HOWEVER, that Global Genesis Fund agrees to utilize its best efforts to discharge all of its known debts, liabilities, obligations and duties prior to the Closing Date.

1.4 On or immediately prior to the Closing Date, Global Genesis Fund will declare and pay to its shareholders of record, dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of its investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gains, if any, for all taxable years through the Closing Date so as to retain its qualification as a regulated investment company pursuant to Section 851 of the Internal Revenue Code and avoid the imposition of any U.S. federal income or excise tax on Global Genesis Fund.

1.5 On a date (Liquidation Date), as soon after the Closing Date as is conveniently practicable but in any event within 30 days of the Closing Date, Global Genesis Fund will distribute PRO RATA to its Class A, Class B, Class C and Class Z shareholders of record, determined as of the close of business on the Closing Date, the Class A, Class B, Class C and Class Z shares of Global Growth Fund received by Global Genesis Fund pursuant to paragraph 1.1 in exchange for their interest in Global Genesis Fund. Such distribution will be accomplished by opening accounts on the books of Global Growth Fund in the names of Global Genesis Fund shareholders and transferring thereto the shares credited to the account of Global Genesis Fund on the books of Global Growth Fund. Each account opened shall be credited with the respective PRO RATA number of Global Growth Fund Class A, Class B, Class C and Class Z shares due Global Genesis Fund's Class A, Class B, Class C and Class Z shareholders, respectively. Fractional shares of Global Growth Fund shall be rounded to the third decimal place. On or about the Closing Date, Global Growth Fund will file Articles of Transfer with the State Department of Assessments and Taxation of the State of Maryland. Upon the receipt of an order from the Securities and Exchange Commission (SEC) indicating acceptance of the Form N-8F that Global Genesis Fund must file pursuant to the Investment Company Act of 1940, as amended (Investment Company Act) to deregister as an investment company, Global Genesis Fund will file with the State of Maryland such documents as may be required, but in any event such liquidation will be completed within twelve months following the Closing Date.

1.6 Global Growth Fund shall not issue certificates representing its shares in connection with the exchange. With respect to any Global Genesis Fund shareholder holding Global Genesis Fund stock certificates as of the Closing Date, until Global Growth Fund is notified by Global Genesis Fund's transfer agent that such shareholder has surrendered his or her outstanding Global Genesis Fund stock certificates or, in the event of lost, stolen or destroyed stock certificates, posted adequate bond or submitted a lost certificate form, as the case may be, Global Growth Fund will not permit such shareholder to (1) receive dividends or other distributions on Global Growth Fund shares in cash (although such dividends and distributions shall be credited to the account of such shareholder established on Global Growth Fund's books pursuant to paragraph 1.5, as provided in the next sentence), (2) exchange Global Growth Fund shares credited to such shareholder's account for shares of other Prudential Mutual Funds, or (3) pledge or redeem such shares. In the event that a shareholder is not permitted to receive dividends or other distributions on Global Growth Fund shares in cash as provided in the preceding sentence, Global Growth Fund shall pay such dividends or other distributions in additional Global Growth Fund shares, notwithstanding any election such shareholder shall have made previously with respect to the payment of dividends or other distributions on shares of Global Genesis Fund. Global Genesis Fund will, at its expense, request its shareholders to surrender their outstanding Global Genesis Fund stock certificates, post adequate bond or submit a lost certificate form, as the case may be.

1.7 Ownership of Global Growth Fund shares will be shown on the books of World Fund's transfer agent. Shares of Global Growth Fund will be issued in the manner described in Global Growth Fund's then-current prospectus and statement of additional information.

1.8 Any transfer taxes payable upon issuance of shares of Global Growth Fund in a name other than the registered holder of the shares being exchanged on the books of Global Genesis

Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

1.9 Any reporting responsibility with the SEC or any state securities commission of Global Genesis Fund is, and shall remain, the responsibility of Global Genesis Fund up to and including the Liquidation Date.

1.10 All books and records of Global Genesis Fund, including all books and records required to be maintained under the Investment Company Act and the rules and regulations thereunder, shall be available to World Fund from and after the Closing Date and shall be turned over to World Fund on or prior to the Liquidation Date.

2.     VALUATION.

2.1 The value of Global Genesis Fund's assets and liabilities to be acquired and assumed, respectively, by Global Growth Fund shall be the net asset value computed as of 4:15 p.m., New York City time, on the Closing Date (such time and date being hereinafter called the Valuation Time), using the valuation procedures set forth in Global Genesis Fund's then-current prospectus and statement of additional information.

2.2 The net asset value of Class A, Class B, Class C and Class Z shares of Global Growth Fund shall be the net asset value for Class A, Class B, Class C and Class Z shares computed as of the Valuation Time, using the valuation procedures set forth in Global Growth Fund's then-current prospectus and statement of additional information.

2.3 The number of Global Growth Fund shares to be issued (including fractional shares, if any) in exchange for Global Genesis Fund's net assets shall be calculated as set forth in paragraph 1.1.

2.4 All computations of net asset value shall be made by or under the direction of Prudential Investments Fund Management LLC (PIFM) in accordance with its regular practice as manager of the Funds.

3.     CLOSING AND CLOSING DATE.

3.1 The Closing Date shall be May 11, 2001 or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be at the office of World Fund or at such other place as the parties may agree.

3.2 State Street Bank and Trust Company (State Street), as custodian for Global Genesis Fund, shall deliver to World Fund on behalf of Global Growth Fund, at the Closing, a certificate of an authorized officer of State Street stating that (a) Global Genesis Fund's portfolio securities, cash and any other assets have been transferred in proper form to Global

Growth Fund on the Closing Date and (b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the transfer of portfolio securities.

3.3 In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange (NYSE) or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the net assets of Global Genesis Fund and of the net asset value per share of Global Growth Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

3.4 Global Genesis Fund shall deliver to World Fund on behalf of Global Growth Fund, on or prior to the Liquidation Date the names and addresses of its shareholders and the number of outstanding shares owned by each such shareholder, all as of the close of business on the Closing Date, certified by the transfer agent of Global Genesis Fund. Global Growth Fund shall issue and deliver to Global Genesis Fund at the Closing a confirmation or other evidence satisfactory to Global Genesis Fund that shares of Global Growth Fund have been or will be credited to Global Genesis Fund's account on the books of the Global Growth Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

4.     REPRESENTATIONS AND WARRANTIES

4.1    Global Genesis Fund represents and warrants as follows:

       4.1.1 Global Genesis Fund is a corporation duly organized and validly existing under the laws of the State of Maryland;

       4.1.2 Global Genesis Fund is an open-end management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

       4.1.3 Global Genesis Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of Global Genesis Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Global Genesis Fund is a party or by which Global Genesis Fund is bound;

       4.1.4 All material contracts or other commitments to which Global Genesis Fund, or the properties or assets of Global Genesis Fund, is subject, or by which Global Genesis Fund is bound, except this Agreement, will be terminated on or prior to the Closing Date without Global Genesis Fund or Global Growth Fund incurring any liability or penalty with respect thereto;

       4.1.5 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Global Genesis Fund or any of its properties or assets. Global Genesis Fund knows of no facts that might form the basis for the institution of such proceedings, and Global Genesis Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

       4.1.6 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Cash Flows, Statement of Changes in Net Assets, and Financial Highlights of Global Genesis Fund at May 31, 2000 and for the year then ended (copies of which have been furnished to Global Growth Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of Global Genesis Fund as of and for the period ended on such date, and there are no material known liabilities of Global Genesis Fund (contingent or otherwise) not disclosed therein;

       4.1.7 Since May 31, 2000 there has not been any material adverse change in Global Genesis Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Global Genesis Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Global Growth Fund. For the purposes of this paragraph 4.1.7, a decline in net asset value, net asset value per share or change in the number of shares outstanding shall not constitute a material adverse change;

       4.1.8 At the date hereof and at the Closing Date, all U.S. federal and other tax returns and reports of Global Genesis Fund required by law to have been filed on or before such dates shall have been timely filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or adequate provision shall have been made for the payment thereof, and, to the best of Global Genesis Fund's knowledge, all federal or other taxes required to be shown on any such return or report have been shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to any such return;

       4.1.9 For each past taxable year since it commenced operations, Global Genesis Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, Global Genesis Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

       4.1.10 All issued and outstanding shares of Global Genesis Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of Global Genesis Fund will, at the time of the Closing, be held in the name of the persons and in the amounts set forth in the list of shareholders submitted to Global Growth Fund in accordance with the provisions of paragraph 3.4. Global Genesis Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares, except for the Class B shares which have the conversion feature described in Global Genesis Fund's current prospectus;

       4.1.11 At the Closing Date, Global Genesis Fund will have good and marketable title to its assets to be transferred to Global Growth Fund pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens, claims, charges or other encumbrances, and, upon delivery and payment for such assets, Global Growth Fund will acquire good and marketable title thereto;

       4.1.12 The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of Global Genesis Fund and by all necessary corporate action, other than shareholder approval, on the part of Global Genesis Fund, and this Agreement constitutes a valid and binding obligation of Global Genesis Fund, subject to shareholder approval;

       4.1.13 The information furnished and to be furnished by Global Genesis Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and

       4.1.14 On the effective date of the registration statement filed with the SEC by Global Growth Fund on Form N-14 relating to the shares of Global Growth Fund issuable hereunder, and any supplement or amendment thereto (Registration Statement), at the time of the meeting of the shareholders of Global Genesis Fund and on the Closing Date, the Proxy Statement of Global Genesis Fund, the Prospectus of Global Growth Fund and the Statements of Additional Information of both Funds to be included in the Registration Statement (collectively, Proxy Statement) (i) will comply in all material respects with the provisions and regulations of the Securities Act of 1933 (1933 Act), Securities Exchange Act of 1934 (1934
       Act) and the Investment Company Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in light of the circumstances under which they were made or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4.1.14 shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by Global Growth Fund for use therein.

4.2    Global Growth Fund represents and warrants as follows:

       4.2.1 Global Growth Fund is a duly established and designated series of World Fund which is a Corporation duly organized and validly existing under the laws of the State of Maryland;

       4.2.2 World Fund is an open-end management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

       4.2.3 World Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of World Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which World Fund is a party or by which World Fund is bound;

       4.2.4 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against World Fund or any of its properties or assets, except as previously disclosed in writing to Global Genesis Fund. World Fund knows of no facts that might form the basis for the institution of such proceedings, and World Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

       4.2.5 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of Global Growth Fund at October 31, 2000 and for the fiscal year then ended (copies of which have been furnished to Global Genesis Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of Global Growth Fund as of and for the period ended on such date, and there are no known material liabilities of Global Growth Fund (contingent or otherwise) not disclosed therein;

       4.2.6 Since October 31, 2000, there has not been any material adverse change in Global Growth Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Global Growth Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Global

       Genesis Fund. For the purposes of this paragraph, a decline in net asset value, net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change;

       4.2.7 At the date hereof and at the Closing Date, all U.S. federal and other tax returns and reports of World Fund required by law to have been filed on or before such dates shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or adequate provision shall have been made for the payment thereof, and, to the best of World Fund's knowledge, all federal or other taxes required to be shown on any such return or report are shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to any such return;

       4.2.8 For each past taxable year since it commenced operations, Global Growth Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, Global Growth Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

       4.2.9 All issued and outstanding shares of Global Growth Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. Except as contemplated by this Agreement, Global Growth Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares, except for Class B shares which have a conversion feature described in Global Growth Fund's prospectus dated February ____, 2001.

       4.2.10 The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of World Fund and by all necessary corporate action on the part of Global Growth Fund, and this Agreement constitutes a valid and binding obligation of Global Growth Fund;

       4.2.11 The shares of Global Growth Fund to be issued and delivered to Global Genesis Fund pursuant to this Agreement will, at the Closing Date, have been duly authorized and, when issued and delivered as provided in this Agreement, will be duly and validly issued and outstanding shares of Global Growth Fund, fully paid and non-assessable;

       4.2.12 The information furnished and to be furnished by World Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is and shall comply in all material respects with applicable federal securities and other laws and regulations; and

       4.2.13 On the effective date of the Registration Statement, at the time of the meeting of the shareholders of Global Genesis Fund and on the Closing Date, (i) the Proxy Statement and the Registration Statement will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the Investment Company Act and the rules and regulations under such Acts, (ii) with respect to the Registration Statement, at the time it becomes effective, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
       (iii) with respect to the Proxy Statement, it will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, however, that the representations and warranties in this paragraph 4.2.13 shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information furnished by Global Genesis Fund for use therein.

5. COVENANTS OF WORLD FUND, ON BEHALF OF GLOBAL GROWTH FUND, AND GLOBAL GENESIS FUND.

5.1 Global Genesis Fund and Global Growth Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by the normal operations of the Funds, except as may otherwise be required by paragraph 1.4 hereof.

5.2 Global Genesis Fund covenants to call a shareholders' meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the Investment Company Act).

5.3 Global Genesis Fund covenants that Global Growth Fund's shares to be received by Global Genesis Fund in accordance herewith are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 Global Genesis Fund covenants that it will assist Global Growth Fund in obtaining such information as World Fund reasonably requests concerning the beneficial ownership of Global Genesis Fund's shares.

5.5 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and will do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 Global Genesis Fund covenants to prepare the Proxy Statement in compliance with the 1934 Act, the Investment Company Act and the rules and regulations under each such Act.

5.7 Global Genesis Fund covenants that it will, from time to time, as and when requested by World Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as Global Growth Fund may deem necessary or desirable in order to vest in and confirm to Global Growth Fund title to and possession of all the assets of Global Genesis Fund to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

5.8 World Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.9 World Fund covenants that it will, from time to time, as and when requested by Global Genesis Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take and cause to be taken such further action, as Global Genesis Fund may deem necessary or desirable in order to (i) vest in and confirm to Global Genesis Fund title to and possession of all the shares of Global Growth Fund to be transferred to Global Genesis Fund pursuant to this Agreement and (ii) cause Global Growth Fund to assume all of Global Genesis Fund's liabilities in accordance with this Agreement.

6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF GLOBAL GENESIS FUND.

       The obligations of Global Genesis Fund to consummate the transactions provided for herein shall be subject to the performance by World Fund, on behalf of Global Growth Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

6.1 All representations and warranties of Global Growth Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2 World Fund shall have delivered to Global Genesis Fund on the Closing Date a certificate executed in its name by the President or a Vice President of World Fund, in form and substance satisfactory to Global Genesis Fund and dated as of the Closing Date, to the effect that the representations and warranties of Global Growth Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Global Genesis Fund shall reasonably request.

6.3 Global Genesis Fund shall have received on the Closing Date a favorable opinion from Piper Marbury Rudnick & Wolfe LLP, Maryland counsel to World Fund dated as of the Closing Date, to the effect that:

       6.3.1 World Fund is duly incorporated and validly existing as a Maryland Corporation, with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its prospectus and Global Growth Fund has been established in accordance with World Fund's Articles of Incorporation as a separate series of World Fund;

       6.3.2 This Agreement has been duly authorized for execution and delivery by an authorized officer of the World Fund on behalf of Global Growth Fund and, assuming due authorization, execution and delivery of this Agreement by Global Genesis Fund, is a valid and binding obligation of the World Fund on behalf of Global Growth Fund, enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). Such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of New York law to govern this Agreement.

       6.3.3 The shares of Global Growth Fund to be distributed to Global Genesis Fund shareholders under this Agreement, assuming their due authorization and delivery as contemplated by this Agreement, will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of Global Growth Fund has any pre-emptive right under Maryland law to subscribe therefor or purchase such shares;

       6.3.4 The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, (i) conflict with World Fund's Articles of Incorporation or By-Laws or (ii) result in a default or a breach of (a) the Management Agreement dated February 28, 1988 between World Fund, formerly known as Prudential-Bache Global Fund, Inc., (World Fund) and Prudential Investments Fund Management LLC as successor to Prudential Mutual Fund Management, Inc.,
       (b) the Custodian Contract dated June 7, 1990 between World Fund and State Street Bank and Trust Company, (c) the Distribution Agreement with respect to World Fund dated June 1, 1998, as amended and restated on November 18, 1999, between World Fund and Prudential Investment Management Services LLC, and (d) the Transfer Agency and Service Agreement dated January 1, 1988 and amended August 24, 1999 between World Fund and Prudential Mutual Fund Services LLC; provided, however, that such counsel may state that they express no opinion with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; and provided further that insofar as performance by World Fund on behalf of Global Growth Fund of its obligations under this Agreement is concerned, such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

       6.3.5 To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by World Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act and such as may be required under state Blue Sky or securities laws;

       6.3.6 World Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

       6.3.7 Such counsel knows of none and has not made independent inquiry or investigation to ascertain the existence of any litigation or government proceeding instituted or threatened against World Fund involving Global Growth Fund that could be required to be disclosed in its registration statement on Form N1-A and is not so disclosed.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF WORLD FUND ON BEHALF OF GLOBAL GROWTH FUND.

       The obligations of World Fund on behalf of Global Growth Fund to complete the transactions provided for herein shall be subject to the performance by Global Genesis Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

7.1 All representations and warranties of Global Genesis Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2 Global Genesis Fund shall have delivered to World Fund on the Closing Date a statement of its assets and liabilities, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of its portfolio securities showing the adjusted tax bases of such securities by lot, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of Global Genesis Fund.

7.3 Global Genesis Fund shall have delivered to World Fund on the Closing Date a certificate executed in its name by the President or a Vice President of Global Genesis Fund, in form and substance satisfactory to World Fund and dated as of the Closing Date, to the effect that the representations and warranties of Global Genesis Fund made in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as World Fund shall reasonably request.

7.4 On or immediately prior to the Closing Date, Global Genesis Fund shall have declared and paid to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of such Fund's investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gain, if any, of Global Genesis Fund for all completed taxable years from the inception of the Fund through the Closing Date.

7.5 World Fund shall have received on the Closing Date a favorable opinion from Piper & Marbury, Maryland counsel to Global Genesis Fund, dated as of the Closing Date, to the effect that:

       7.5.1 Global Genesis Fund is a corporation duly organized and validity existing under the laws of the State of Maryland with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its prospectus;

       7.5.2 This Agreement has been duly authorized for execution and delivery by an authorized officer of Global Genesis Fund and constitutes a valid and legally binding obligation of Global Genesis Fund enforceable against Global Genesis Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding New York law to govern this agreement;

       7.5.3 The execution and delivery of the Agreement did not, and the performance by Global Genesis Fund of its obligations hereunder will not,
       (i) violate Global Genesis Fund's Articles of Incorporation or By-Laws or
       (ii) result in a default or a breach of (a) the Management Agreement, dated September 28, 1989, between Global Genesis Fund, formerly known as Prudential-Bache Global Genesis Fund, Inc. (Global Genesis Fund) and Prudential Investments Fund Management LLC as successor to Prudential Mutual Fund Management, Inc., (b) the Custodian Contract, dated October 21, 1987 between Global Genesis Fund and State Street Bank and Trust Company, (c) the Distribution Agreement dated June 1, 1998 between Global Genesis Fund and Prudential Investment Management Services LLC, and (d) the Transfer Agency and Service Agreement, dated January 1, 1988, and amended August 24, 1999, between Global Genesis Fund and Prudential Mutual Fund Services LLC; PROVIDED, HOWEVER, that such counsel may state that they express no opinion in their opinion pursuant to this paragraph
       7.5.3 with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; PROVIDED FURTHER that insofar as performance by Global Genesis Fund of its obligations under this Agreement is concerned, such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

       7.5.4 All regulatory consents, authorizations and approvals required to be obtained by Global Genesis Fund under the federal laws of the United States, and the Laws of the States of New York and Maryland for the consummation of the transactions contemplated by this Agreement have been obtained (other than such as may be required under Maryland securities laws or Blue Sky laws as to which such counsel may state that they express no opinion);

       7.5.5 Such counsel knows of no litigation or any governmental proceeding instituted or threatened against Global Genesis Fund that could be required to be disclosed in its registration statement on Form N-1A and is not so disclosed; and

       7.5.6 Global Genesis Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

       As to paragraph 7.5.2, such counsel may state that they have assumed that the agreement is governed by the laws of the State of New York.

       With respect to all matters of Delaware law, Sullivan & Cromwell shall be entitled to state that, with the approval of World Fund, Sullivan & Cromwell have relied upon the opinion of Piper & Marbury and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Piper & Marbury.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF WORLD FUND, ON BEHALF OF GLOBAL GROWTH FUND, AND GLOBAL GENESIS FUND.

       The obligations of each Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of (a) the Board of Directors of Global Genesis Fund and the Board of Directors of World Fund as to the determinations set forth in Rule 17a-8(a) under the Investment Company Act, (b) the Board of Directors of World Fund as to the assumption by Global Growth Fund of the liabilities of Global Genesis Fund and (c) the holders of the outstanding shares of Global Genesis Fund in accordance with the provisions of Global Genesis Fund's Articles of Incorporation, and certified copies of the resolutions evidencing such approvals shall have been delivered to World Fund and Global Genesis Fund, as applicable.

8.2 Any proposed change to Global Growth Fund's operations that may be approved by the Board of Directors of World Fund subsequent to the date of this Agreement but in connection with and as a condition to implementing the transactions contemplated by this Agreement, for which the approval of Global Growth Fund's shareholders is required pursuant to the Investment Company Act or otherwise, shall have been approved by the requisite vote of the holders of the outstanding shares of the Global Growth Fund in accordance with the Investment Company Act and Maryland law, and certified copies of the resolutions evidencing such approval shall have been delivered to Global Genesis Fund.

8.3 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4 All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including "no-action" positions of such authorities) deemed necessary by World Fund or Global Genesis Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Global Growth Fund or Global Genesis Fund, provided that either party hereto may for itself waive any part of this condition.

8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated.

8.6 Global Genesis Fund and World Fund shall have received on or before the Closing Date an opinion of Sullivan & Cromwell satisfactory to Global Genesis Fund and to World Fund, substantially to the effect that for U.S. federal income tax purposes:

       8.6.1 The acquisition by Global Growth Fund of the assets of Global Genesis Fund in exchange solely for voting shares of Global Growth Fund and the assumption by Global Growth Fund of Global Genesis Fund's liabilities, if any, followed by the distribution of the Global Growth Fund shares acquired by Global Genesis Fund PRO RATA to its shareholders, will constitute a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code, and Global Genesis Fund and Global Growth Fund each will be "a party to a reorganization" within the meaning of
       Section 368(b) of the Internal Revenue Code;

       8.6.2 Global Genesis Fund's shareholders will not recognize gain or loss upon the constructive exchange of all of their shares of Global Genesis Fund solely for shares of Global Growth Fund, as described above and in the Agreement;

       8.6.3 No gain or loss will be recognized by Global Genesis Fund upon the transfer of its assets to Global Growth Fund in exchange solely for Class A, Class B, Class C and Class Z shares of Global Growth Fund and the assumption by Global Growth Fund of Global Genesis Fund's liabilities, if any. In addition, no gain or loss will be recognized by Global Genesis Fund on the distribution of such shares to Global Genesis Fund shareholders in liquidation of Global Genesis Fund;

       8.6.4 No gain or loss will be recognized by Global Growth Fund upon the acquisition of Global Genesis Fund's assets in exchange solely for shares of Global Growth Fund and the assumption of Global Genesis Fund's liabilities, if any;

       8.6.5 Global Growth Fund's basis for the assets acquired from Global Genesis Fund will be the same as the basis of these assets when held by Global Genesis Fund immediately before the transfer, and the holding period of such assets acquired by Global Growth Fund will include the holding period of these assets when held by Global Genesis Fund;

       8.6.6 Global Genesis Fund shareholders' basis for the shares of Global Growth Fund to be received by them pursuant to the reorganization will be the same as their basis in Global Genesis Fund shares exchanged; and

       8.6.7 The holding period of Global Growth Fund shares to be received by Global Genesis Fund shareholders will include the holding period of Global Genesis Fund shares exchanged, provided such Global Genesis Fund shares were held as capital assets as defined in Section 1221 of the Internal Revenue Code, on the date of the exchange.

9.     FINDER'S FEES AND EXPENSES.

9.1 World Fund and Global Genesis Fund represent and warrant to each other that there are no finder's fees payable in connection with the transactions provided for herein.

9.2 The expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement shall be allocated to Global Genesis Fund and Global Growth Fund PRO RATA in proportion to their respective assets.

10.    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1 This Agreement constitutes the entire agreement between World Fund and Global Genesis Fund.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.    TERMINATION.

       Either World Fund or Global Genesis Fund may at its option terminate this Agreement at or prior to the Closing Date because of:

11.1 A material breach by the other of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date;

11.2 A condition herein expressed to be precedent to the obligations of either party not having been met and it reasonably appearing that it will not or cannot be met; or

11.3   A mutual written agreement of Global Genesis Fund and World Fund.
In the event of any such termination, there shall be no liability for damages on the part of either World Fund or Global Genesis Fund (other than the liability of World Fund and Global Genesis Fund to pay their allocated expenses pursuant to paragraph 9.2) or any Director or officer of World Fund or Global Genesis Fund.

12.    AMENDMENT.

         This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholders' meeting called by Global Genesis Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of shares of Global Growth Fund to be distributed to Global Genesis Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.      NOTICES.

         Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, or prepaid certified mail or overnight service addressed to Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102, Attention: Marguerite E.H. Morrison.

14.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT.

14.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

14.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

15.    NO PERSONAL LIABILITY.

       The Articles of Incorporation of World Fund and Global Genesis Fund provide that none of their respective shareholders shall be subject to any personal liability whatsoever to any person in connection with the Fund's property, or the acts, obligations or affairs of the Fund. No Director, officer, employee or agent of the Fund shall be subject to any personal liability whatsoever to any person, other than the Fund or its shareholders, in connection with the Fund's property or the affairs of the Fund, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duty to such person; and all persons shall look solely to the Fund's property for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any shareholder, Director, officer, employee or agent, as such, of the Fund is made a party to any suit or proceeding to enforce any such liability, he or she shall not, on account thereof, be held to any personal liability.

       IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its President or Vice President.

                                    Prudential Global Genesis Fund


                                    By:  ______________________________
                                             Vice President


                                    Prudential Global Growth Fund, a series of
                                    Prudential World Fund, Inc.


                                    By:  ______________________________
                                             President

            TABLE OF CONTENTS TO THE PROXY STATEMENT AND PROSPECTUS


   VOTING INFORMATION                      PURCHASES, REDEMPTIONS AND
    Vote Required                          EXCHANGES
                                           Purchasing Shares
   SYNOPSIS                                Redeeming Shares
   Investment Objectives and Policies      Minimum Investment Requirements
   Expense Structures                      Purchases and Redemptions of
   The Proposed Merger                     Global Genesis Fund
   Fund Operating Expenses                 Exchanges of Fund Shares
   Comparative Fee Tables                  Dividends and Other Distributions
   Examples of the Effect of
    Fund Expenses                          FEDERAL INCOME TAX
   Pro Forma Capitalization                CONSEQUENCES OF THE MERGER
    and Ratios
   Forms of Organization                   THE PROPOSED TRANSACTION
   Performance Comparisons of the          Agreement and Plan of Reorganization
     Funds                                  and Liquidation
                                           Reasons for the Merger
   INVESTMENT OBJECTIVES AND               Description of the Securities to be
    POLICIES                                Issued
   Investment Objectives                   Federal Income Tax Considerations
   Principal Investment Strategies         Conclusion

   COMPARISON OF OTHER POLICIES OF         ADDITIONAL INFORMATION ABOUT
    THE FUNDS                              GLOBAL GROWTH FUND
   Diversification
   Borrowing                               MISCELLANEOUS
   Lending                                 Legal Matters
   Illiquid Securities                     Independent Accountants
   Temporary Defensive Investments         Available Information
                                           Notice to Banks, Broker-Dealers
   COMPARISON OF PRINCIPAL RISK             and Voting Trustees and Their
    FACTORS                                 Nominees

   OPERATIONS OF GLOBAL GROWTH FUND        SHAREHOLDER PROPOSALS
    FOLLOWING THE MERGER
                                           OTHER BUSINESS

                                 ATTACHMENT A: Agreement and
                                 Plan of Reorganization and Liquidation
                                  between Prudential
                                 Global Genesis Fund, Inc.
                                 and Prudential World Fund, Inc.

                    PRUDENTIAL GLOBAL GROWTH FUND, A SERIES OF
                           PRUDENTIAL WORLD FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852

                       STATEMENT OF ADDITIONAL INFORMATION

                            dated ____________, 2001

                      PRUDENTIAL GLOBAL GENESIS FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852


          This Statement of Additional Information specifically relates to the proposed transactions (Merger) between Prudential Global Genesis Fund, Inc. (Global Genesis Fund) and Prudential Global Growth Fund, a series of Prudential World Fund, Inc. (Global Growth Fund) under which Global Genesis Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Global Growth Fund, Global Growth Fund will be the surviving corporation, and each whole and fractional share of Global Genesis Fund shall be exchanged for whole and fractional shares of equal net asset value of, Global Growth Fund to occur on _____________, 2001, or such later date as the parties may agree. This Statement of Additional Information consists of this cover page and the following described documents, each of which is incorporated herein by reference:

     1. Statement of Additional Information of Global Growth Fund dated February , 2001.

     2. Statement of Additional Information of Global Genesis Fund, dated October 27, 2000.

     3. Annual Report of Global Growth Fund for the fiscal year ended October 31, 2000.

     4. Annual Report of Global Genesis Fund for the fiscal year ended May 31, 2000.

     5. Semi-Annual Report of Global Genesis Fund for the six month period ended November 30, 2000. The Semi-Annual Report (which is unaudited) reflects all adjustments which, in the opinion of management, are necessary to a fair statement of the results for the six month period ended November 30, 2000.

          This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus and Proxy Statement dated ____________, 2001, relating to the above-referenced matter. A copy of the Prospectus and Proxy Statement may be obtained from Global Growth Fund without charge by writing or calling Global Growth Fund at the address or phone number listed above.


                             FINANCIAL STATEMENTS

          The Annual Report of Global Growth Fund for the fiscal year ended October 31, 2000 and the Annual Report of Global Genesis Fund for the fiscal year ended May 31, 2000, each including audited financial statements, the notes thereto and the report of their independent accountants thereon, are incorporated by reference herein. The Semi-Annual Report of Global Genesis Fund for the six month period ended November 30, 2000 and the notes thereto are also incorporated by reference herein. To obtain copies of these reports without charge, please call 800-225-1852.

                          PRUDENTIAL WORLD FUND, INC.
                          PRUDENTIAL GLOBAL GROWTH FUND
                       PRUDENTIAL INTERNATIONAL VALUE FUND

                  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND

                       Statement of Additional Information
                               February ___, 2001

     Prudential World Fund, Inc. (the Fund) is an open-end, diversified management investment company presently consisting of three series: Prudential Jennison International Growth Fund (whose shares are not currently available for purchase), Prudential Global Growth Fund and Prudential International Value Fund.

     PRUDENTIAL GLOBAL GROWTH FUND'S (GLOBAL GROWTH SERIES) INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM GROWTH OF CAPITAL. INCOME IS A SECONDARY OBJECTIVE. Global Growth Series will seek to achieve its objective through investment in a diversified portfolio of securities which will consist of marketable securities of U.S. and non-U.S. issuers. Global Growth Series may invest in all types of equity-related securities and debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. There can be no assurance that Global Growth Series' investment objective will be achieved. See "Description of the Series, their Investments and Risks."



     PRUDENTIAL INTERNATIONAL VALUE FUND'S (INTERNATIONAL VALUE SERIES) AND PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND'S (INTERNATIONAL GROWTH SERIES) INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL THROUGH INVESTMENT IN EQUITY SECURITIES OF FOREIGN ISSUERS. International Value Series will seek to achieve its objective primarily through investment in a diversified portfolio of securities which will consist of equity-related securities of foreign issuers. International Value Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of issuers located in at least three foreign countries. International Value Series may invest up to 35% of its total assets in (i) other equity-related securities of foreign issuers; (ii) common stock, preferred stock, and other equity-related securities of U.S. issuers; (iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (iv) high-quality domestic money market instruments and short-term fixed income securities. There can be no assurance that International Value Series' investment objective will be achieved. See "Description of the Series, their Investments and Risks."



     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.



     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated February , 2001, a copy of which may be obtained from the Fund at the address noted above.



                                TABLE OF CONTENTS



                                                                           PAGE
                                                                           ----

Fund History ..............................................................B-2
Description of the Series, Their Investments and Risks ....................B-2
Investment Restrictions ...................................................B-18
Management of the Fund ....................................................B-19
Control Persons and Principal Holders of Securities .......................B-22
Investment Advisory and Other Services ....................................B-22
Brokerage Allocation and Other Practices ..................................B-28
Capital Stock and Organization ............................................B-29
Purchase, Redemption and Pricing of Series Shares .........................B-30
Shareholder Investment Account ............................................B-39
Net Asset Value ...........................................................B-43
Taxes, Dividends and Distributions ........................................B-44
Performance Information ...................................................B-47
Financial Statements of Prudential Global Growth Fund .....................
Report of Independent Accountants for Prudential Global Growth Fund .......
Financial Statements of Prudential International Value Fund ...............
Report of Independent Accountants for Prudential International Value Fund
Appendix I--Description of Security Ratings ...............................I-1
Appendix II--General Investment Information ...............................II-1
Appendix III--Historical Performance Data .................................III-1


================================================================================

                                  FUND HISTORY

     The Fund was organized under the laws of Maryland on September 28, 1994 as a corporation.

             DESCRIPTION OF THE SERIES, THEIR INVESTMENTS AND RISKS

     (a) CLASSIFICATION. The Fund is a diversified open-end management investment company.

     (b) INVESTMENT STRATEGIES AND RISKS

     GLOBAL GROWTH SERIES: The investment objective of the Global Growth Series is to seek long-term growth of capital, with income as a secondary objective. Global Growth Series will seek to achieve this objective through investment in a diversified portfolio of securities which consist of marketable securities of U.S. and non-U.S. issuers. Global Growth Series may invest in all types of equity-related securities, including common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock and master limited partnerships, bonds and other debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. Global Growth Series has no fixed policy with respect to portfolio turnover; however, it is anticipated that Global Growth Series' annual portfolio turnover rate will not normally exceed 100%, though Global Growth Series is not restricted from investing in short-term obligations. There can be no assurance that Global Growth Series' investment objective will be achieved. For a further description of the Global Growth Series' investment objective and policies, see "How the Fund Invests--Investment Objective and Policies" in the Global Growth Series' Prospectus.



     INTERNATIONAL VALUE SERIES: The investment objective of International Value Series is to seek long-term growth of capital through investment in equity securities of foreign issuers. International Value Series will seek to achieve this objective primarily through investment in a diversified portfolio of securities which will consist of equity securities of foreign issuers. International Value Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of issuers located in at least three foreign countries. International Value Series may invest up to 35% of its total assets in (i) other equity-related securities of foreign issuers; (ii) common stock, preferred stock, and other equity-related securities of U.S. issuers; (iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (iv) high-quality domestic money market instruments and short-term fixed income securities. Although International Value Series does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by International Value Series and International Value Series' annual portfolio turnover rate may vary significantly from year to year. A higher portfolio turnover rate may involve correspondingly greater transaction costs, which would be borne directly by International Value Series, as well as additional realized gains and/or losses to shareholders. There can be no assurance that International Value Series' investment objective will be achieved. For a further description of International Value Series' investment objective and policies, see "How the Fund Invests--Investment Objective and Policies" in the International Value Series' Prospectus.





     INTERNATIONAL GROWTH SERIES: The investment objective of the International Growth Series is to seek long-term growth of capital. The International Growth Series will seek to achieve this objective primarily through investment in a diversified portfolio of securities which will consist of equity securities of foreign issuers. The International Growth Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of issuers located in at least five foreign countries. The International Growth Series will focus its investment in approximately 60 companies that demonstrate the growth characteristics described in the International Growth Series prospectus. The International Growth Series may invest up to 35% of its total assets in (i) other equity-related securities of foreign issuers; (ii) common stock, preferred stock, and other equity-related securities of U.S. issuers; (iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (iv) high-quality domestic money market instruments and short-term fixed income securities. The International Growth Series may invest up to 30% of its total assets in emerging markets securities. Although the International Growth Series does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by the International Growth Series and the International Growth Series' annual portfolio turnover rate may vary significantly from year to year. A higher portfolio turnover rate may involve correspondingly greater transaction costs, which would be borne directly by the International Growth Series, as well as additional realized gains and/or losses to shareholders. There can be no assurance that the International Growth Series' investment objective will be achieved. For a further description of the International Growth Series' investment objective and policies, see "How the Fund Invests--Investment Objective and Policies" in the International Growth Series' Prospectus.



EQUITY-RELATED SECURITIES

     Each Series may invest in equity-related securities. Equity-related securities include common stock, preferred stock, rights, warrants and also debt securities or preferred stock which are convertible into or exchangeable for common stock or preferred stock and master limited partnerships, among others.

     With respect to equity-related securities, each Series may purchase American Depositary Receipts (ADRs). ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.

RISK FACTORS AND SPECIAL CONSIDERATION OF INVESTING IN EURO-DENOMINATED
SECURITIES

     Effective January 1, 1999, 11 of the 15 member states of the European Union introduced the "euro" as a common currency. During a three year transitional period, the euro will coexist as legal tender with each member state's national currency. By July 1, 2002, the euro is expected to become the sole legal tender of the member states. During the transition period, the Series will treat the euro as a separate currency from the national currency of any member state.

     The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Series' investment adviser. To the extent the Series holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Series will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

     The medium to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact the Fund's investments.



U.S. GOVERNMENT SECURITIES



     Securities issued or guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities in which each Series may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Farmers' Home Administration, Export-Import Bank of the U.S. Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, each Series will invest in obligations issued by an instrumentality of the U.S. government only if the that Series' Subadviser determines that the instrumentality's credit risk does not render its securities unsuitable for investment by the that Series. For further information, see "Mortgage-Related Securities" below.



REPURCHASE AGREEMENTS

     Each Series may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from such Series at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time such Series' money is invested in the security.

     Each Series will only enter into repurchase agreements with banks and securities dealers which meet the creditworthiness standards established by the Board of Directors (Qualified Institutions). The relevant Subadviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Manager and the Board of Directors. These agreements permit a Series to keep all its assets earning interest while retaining "overnight" flexibility to pursue investments of a longer-term nature.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Series will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Series' ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Series may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreements entered into by each Series will be held by the Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the counterparty fails to repurchase the securities, a Series may suffer a loss to the extent proceeds from the sale of the underlying collateral are less than the repurchase price. Each Series may participate in a joint repurchase account managed by Prudential Investments Fund Management LLC pursuant to an order of the Commission.

FIXED INCOME SECURITIES

     In general, the ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Services (S&P Ratings), Duff and Phelps, Inc. (Duff & Phelps) and other nationally recognized statistical rating organizations (NRSROs) represent the opinions of those organizations as to the quality of debt obligations that they rate. These ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be among the initial criteria used for the selection of portfolio securities. Among the factors that the rating agencies consider are the long-term ability of the issuer to pay principal and interest and general economic trends.

     Subsequent to its purchase by a Series, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event will require the sale of the debt obligation by a Series, but such Series' Subadviser will consider the event in its determination of whether such Series should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of Moody's, S&P Ratings, Duff & Phelps or another NRSRO, a Series will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies. The Appendix to this Statement of Additional Information contains further information concerning the ratings of Moody's, S&P Ratings and Duff & Phelps and their significance.

     Each Series may invest, to a limited extent, in debt securities rated in the lowest category of investment grade debt (i.e., Baa by Moody's or BBB by S&P Ratings). These securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

     Non-investment grade fixed income securities are rated lower than Baa/BBB (or the equivalent rating or, if not rated, determined by the Subadviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may be less liquid than higher quality securities. International Value Series is not authorized to invest in excess of 5% of its net assets in non-investment grade fixed income securities. Global Growth Series will invest only in investment grade fixed income securities.

     The markets in which medium and lower-rated securities (or unrated securities that are equivalent to medium and lower-rated securities) are traded are generally more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for International Value Series to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of debt securities for International Value Series to purchase and may also have the effect of limiting the ability of International Value Series to sell debt securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.



     Lower-rated fixed income securities present risks based on payment expectations. If an issuer calls the obligation for redemption, International Value Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, the principal value of fixed income securities moves inversely with movements in interest rates. In the event of rising interest rates, the value of the securities held by International Value Series may decline proportionately more than if the International Value Series consisted of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. If International Value Series experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by International Value Series and increasing the exposure of International Value Series to the risks of lower-rated securities.



WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     Each Series may purchase securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Series with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to such Series at the time of entering into the transaction. The Custodian will maintain, in a segregated account of the Series, cash or other liquid assets, marked-to-market daily, having a value equal to or greater than the Series' purchase commitments. A Series will purchase when-issued or delayed securities for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Series may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

     Securities purchased on a when-issued or delayed delivery basis may expose a Series to risk because the securities may experience fluctuations in value prior to their actual delivery. A Series does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

FORWARD ROLLS, DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS



     International Value Series may commit up to 20%, and International Growth Series may commit up to 33 1/3%, of the value of its net assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements. A forward roll is a transaction in which either Series sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase the same or similar security from the institution at a later date at an agreed-upon price. With respect to mortgage-related securities, such transactions are often called "dollar rolls." In dollar roll transactions, the mortgage-related securities that are repurchased will bear the same coupon rate as those sold, but generally will be collateralized by different pools or mortgages with different prepayment histories than those sold. During the roll period, the International Value Series forgoes principal and interest paid on the securities and is compensated by the difference between the current sales price and the forward price for the future purchase as well as by interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

     Reverse repurchase agreements involve sales by either Series of portfolio securities to a financial institution concurrently with agreement by the Series to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Series continues to receive principal and interest payments on these securities.

     Reverse repurchase agreements, forward rolls and dollar rolls involve the risk that the market value of the securities purchased by the Series with the proceeds of the initial sale may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement, forward roll or dollar roll files for bankruptcy or becomes insolvent, the Series' use of the proceeds from the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligations to repurchase the securities. The staff of the SEC has taken the position that reverse repurchase agreements, forward rolls and dollar rolls are to be treated as borrowings for purposes of the percentage limitations discussed in the section entitled "Borrowing" below. The International Value Series and the International Growth Series expect that under normal conditions, most of the borrowings of the International Value Series and the International Growth Series will consist of such investment techniques rather than bank borrowings.



MORTGAGE-RELATED SECURITIES

     Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA; this guarantee is not backed by the full faith and credit of the U.S. Government. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate, but generally not timely, collection of principal by FHLMC. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

     Each Series expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, each Series, consistent with its investment objective and policies, will consider making investments in those new types of securities.

     Each Series may also invest in pass-through securities backed by adjustable rate mortgages that have been issued by GNMA, FNMA and FHLMC or private issuers. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages.

     The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

     Because prepayments of principal generally occur when interest rates are declining, it is likely that a Series will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Series' yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Series purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.



     Government stripped mortgage-related interest-only (IO) and principal only
(PO) securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Series will be able to effect a trade of IOs or POs at a time when it wishes to do so. A Series will acquire IOs and POs only if, in the opinion of the Series' Subadviser, a secondary market for the securities exists at the time of acquisition, or is subsequently expected. A Series will treat IOs and POs that are not U.S. Government securities as illiquid and will limit its investments in these securities, together with other illiquid investments, in order not to hold more than 5% in the case of Global Growth Series, and 15% in the case of International Value Series and International Growth Series, of its net assets in illiquid securities. With respect to IOs and POs that are issued by the U.S. Government, each Series' Subadviser, subject to the supervision of the Manager and the Board of Directors, may determine that such securities are liquid, if they determine the securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.



     Investing in IOs and POs involves the risks normally associated with investing in government and government agency mortgage-related securities. In addition, the yields on IOs and POs are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IOs and increasing the yield to maturity on POs. Sufficiently high prepayment rates could result in a Series not fully recovering its initial investment in an IO.

     Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of a Series' Subadviser, the investment restriction limiting such Series' investment in illiquid instruments will apply.

COLLATERALIZED MORTGAGE OBLIGATIONS

     Each Series also may invest in, among other things, parallel pay Collateralized Mortgage Obligations (CMOs) and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

     In reliance on SEC rules and orders, the Series' investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the Investment Company Act of 1940, as amended (Investment Company Act), limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (iv) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Series selects CMOs or REMICs that do not meet the above requirements, the Series may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

ASSET-BACKED SECURITIES

     The value of these securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing credit support enhancement for the pool.

SECURITIES LENDING

     Each Series will enter into securities lending transactions only with Qualified Institutions. A Series will comply with the following conditions whenever it lends securities: (i) such Series must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the value of the loan is "marked-to-market" on a daily basis; (iii) such Series must be able to terminate the loan at any time; (iv) such Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Series may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, such Series must terminate the loan and regain the right to vote the securities. A Series may pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. In these transactions, there are risks of delay in recovery and in some cases even of loss of rights in the collateral should the borrower of the securities fail financially. Each Series may lend up to 30% of the value of its total assets.

SEGREGATED ACCOUNTS

     When the Fund is required to segregate assets in connection with certain hedging transactions, it will maintain cash or liquid securities in a segregated account with the Fund's Custodian. "Liquid assets" mean cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid unencumbered assets, marked-to-market daily.

BORROWING


     The Global Growth Series and the International Value Series may borrow an amount equal to no more than 20%, and the International Growth Series 33 1/3%, of the value of their respective total assets to take advantage of investment opportunities, for temporary, extraordinary, or emergency purposes or for the clearance of transactions and may pledge up to 20% of the value of their total assets to secure such borrowings. A Series will only borrow when there is an expectation that it will benefit after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Series creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate rate changes in the net asset value of such Series' shares and in the yield on the Series. No Series intends to borrow more than 5% of its total assets for investment purposes, although Global Growth Series and the International Value Series may borrow up to 20%, and the International Growth Series 33 1/3%, of the value of its total assets for temporary, extraordinary or emergency purposes and for the clearance of transactions. The International Growth Series will not purchase portfolio securities if borrowings exceed 5% of the International Growth Series total assets.


SECURITIES OF FOREIGN ISSUERS

     The value of a Series' foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Series' assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

     The economies of many of the countries in which a Series may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

     Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by a Series may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

     Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S. are likely to be higher. The securities markets in many of the countries in which a Series may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.



EMERGING MARKETS SECURITIES

     Up to 30% of the International Growth Series' total assets may be invested in emerging markets securities. The risks of investing in foreign securities are heightened for emerging markets securities. Moreover, emerging markets securities present additional risks which should be considered carefully by an investor in the International Growth Series. Investing in emerging markets securities involves exposure to economies that are less diverse and mature, and political and legal systems which are less stable, than those of developed markets. In addition, investment decisions by international investors, such as the International Growth Series, particularly concurrent buying or selling programs, have a greater effect on securities prices and currency values than in more developed markets. As a result, emerging markets securities have historically been, and may continue to be, subject to greater volatility and share price declines than securities issued by U.S. corporations or companies in other markets that are considered developed.

     Many emerging markets have also experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative impact on securities prices.



LIQUIDITY PUTS



     International Value Series and International Growth Series may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "put bond" or a "tender option bond."

     Consistent with both Series' investment objective, both Series may purchase a put so that it will be fully invested in securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. Both Series will generally exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for the related fixed income security. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of both Series' shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the Subadvisor for either Series revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, each Series' Subadviser considers, among other things, the amount of cash available to the Series, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Series.



     These instruments are not deemed to be "put options" for purposes of either Series' investment restrictions.

ILLIQUID SECURITIES



     International Growth Series, Global Growth Series and International Value Series may each hold up to 15% of its net assets in illiquid securities. If a Series were to exceed this limit, the investment adviser or Subadviser would take prompt action to reduce such Series' holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.



     Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

     Restricted securities eligible for resale pursuant to Rule 144A and commercial paper for which there is a readily available market are not considered illiquid for purposes of this limitation under procedures established by the Board of Directors. The Subadvisers will monitor the liquidity of such restricted securities, subject to the supervision of the Manager and the Board of Directors. In reaching liquidity decisions, Subadvisers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the relevant Subadviser, and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     The staff of the SEC has taken the position that purchased over-the-counter options and assets used as "cover" for written over-the-counter options are illiquid securities unless the Series and the counterparty have provided for the Series, at the Series' election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Series of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Series to treat the assets used as "cover" as "liquid."



JOINT TRADING ACCOUNTS

     The International Growth Series intends to participate in one or more joint trading accounts whereby the International Growth Series, along with other investment companies managed by Prudential Investments Fund Management LLC, will jointly engage in repurchase agreements and jointly purchase money market instruments and short-term investment securities. The ability of the International Growth Series to participate in these joint trading accounts will be conditioned upon requirements imposed by an order received from the Securities and Exchange Commission, as may be amended from time to time.



HEDGING AND RETURN ENHANCEMENT STRATEGIES


OPTIONS ON SECURITIES AND SECURITIES INDICES

     Each Series may purchase and sell put and call options on any security in which it may invest or options on any securities index based on securities in which the Series may invest. Each Series is also authorized to enter into closing purchase and sale transactions in order to realize gains or minimize losses on options sold or purchased by the Series.

     A call option on equity securities gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price. When a Series writes a call option, the Series gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     A put option on equity securities gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A Series as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.

     Each Series will write only "covered" options. A written option is covered if, as long as a Series is obligated under the option, it (i) owns an offsetting position in the underlying security or currency or (ii) maintains in a segregated account cash or liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, a Series' losses are limited because it owns the underlying security or currency; under the second circumstance, in the case of a written call option, a Series' losses are potentially unlimited.

     Options on securities indices are similar to options on equity securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. Rather than the right to take or make delivery of the securities at a specified price, an option on a securities index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for the premium, is obligated to pay the amount of cash due upon exercise of the option.

     A Series may purchase and sell put and call options on securities indices for hedging against a decline in the value of the securities owned by such Series or against an increase in the market value of the type of securities in which such Series may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Each Series may also purchase and write put and call options on equity and debt securities, on currencies and on stock indices in the over-the-counter market (OTC options). Unlike exchange-traded options, OTC options are contracts between a Series and its counterparty without the interposition of any clearing organization.

     A number of risk factors are associated with options transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, at any particular time. If a Series is unable to effect a closing purchase transaction with respect to covered options it has written, such Series will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Series is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The ability to terminate over-the-counter
(OTC) option positions is more limited than the ability to terminate exchange-traded option positions because the Series would have to negotiate directly with a counterparty. In addition, with OTC options, there is a risk that the counterparty in such transactions will not fulfill its obligations.

     A Series pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in a Series' turnover rate. Global Growth Series will not write put options on indices.

     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Series writes a call option on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Series can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Series cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if a Series could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Series, as the call writer, will not know that the call has been exercised until the next business day at the earliest. The time lag between exercise and notice of exercise poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been exercised, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If a Series has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the relevant Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     A Series will not purchase put options or call options if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of such Series' net assets. The aggregate value of the obligations underlying put options will not exceed 25% of the relevant Series' net assets.

     Except as described below, the Global Growth Series will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Global Growth Series writes a call option on a broadly-based stock market index, the Global Growth Series will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, U.S. Government securities, liquid high-grade debt securities or a portfolio of stocks substantially replicating the movement of the index, in the judgment of the Global Growth Series' investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

     If the Global Growth Series has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such securities will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Global Growth Series' holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Global Growth Series will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when the Global Growth Series writes a call on an index which is in-the-money at the time the call is written, the Global Growth Series will segregate with its Custodian or pledge to the broker as collateral cash, short-term U.S. Government securities or other high-grade, short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Global Growth Series' obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Global Growth Series has not written a stock call option and which has not been hedged by the Global Growth Series by the sale of stock index futures. However, if the Global Growth Series holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Global Growth Series in cash, Treasury bills or other high-grade, short-term obligations in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

     OPTIONS TRANSACTIONS. A Series would normally purchase call options to attempt to hedge against an increase in the market value of the type of securities in which the Series may invest. A Series would ordinarily realize a gain if, during the options period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs; otherwise, the Series would realize a loss on the purchase of the call option. A Series may also write a put option, which can serve as a limited long hedge because increases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the option will be exercised, and the Series will be obligated to buy the security at more than its market value.

     A Series would normally purchase put options to hedge against a decline in the market value of securities in its portfolio (protective puts). Gains and losses on the purchase of protective puts would tend to be offset by countervailing changes in the value of underlying Series' securities. A Series would ordinarily realize a gain if, during the option period, the value of the underlying securities decreases below the exercise price sufficiently to cover the premium and transaction costs; otherwise, a Series would realize a loss on the purchase of the put option. A Series may also write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Series will be obligated to sell the security at less than its market value.

     RISKS OF TRANSACTIONS IN STOCK OPTIONS. Writing of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Series will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If a Series as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     RISKS OF OPTIONS ON INDICES. A Series' purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Series will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Series of options on indices would be subject to a Subadviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Series would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to such Series. It is each Series' policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

     Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Series will not purchase or sell any index option contract unless and until, in the relevant Subadviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

     SPECIAL RISKS OF WRITING CALLS ON INDICES. Because exercises of index options are settled in cash, a call writer, such as a Series, cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities.Global Growth Series will write call options on indices only under the circumstances described under "Options on Securities and Securities Indices."

     Price movements in a Series' portfolio probably will not correlate precisely with movements in the level of the index and, therefore, a Series bears the risk that the price of the securities held by the Series may not increase as much as the index. In such event, a Series would bear a loss on the call which is not completely offset by movements in the price of the its portfolio. It is also possible that the index may rise when a Series' portfolio of stocks does not rise. If this occurred, the relevant Series would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Series' portfolio in the opposite direction as the market would be likely to occur for only a short period or to a small degree.



     Unless a Series has other liquid assets which are sufficient to satisfy the exercise of a call, it would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if such Series fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% for Global Growth Fund and International Value Fund and 33 1\3% for International Growth Fund of such Series' total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.



     When a Series has written a call on an index, there is also a risk that the market may decline between the time such Series has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time such Series is able to sell securities in its portfolio to generate cash to settle the exercise. As with stock options, a Series will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where a Series would be able to deliver the underlying securities in settlement, such Series may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Series has written is "covered" by an index call held by such Series with the same strike price, such Series will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Series exercises the call it holds or the time such Series sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

     SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDICES. If a Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, such Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although such Series may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Global Growth Series will not write put options on indices.

     SPECIAL RISKS OF PURCHASING OTC OPTIONS. When a Series writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into an offsetting purchase transaction with the dealer or counterparty with which the relevant Series originally wrote the OTC option. Any such cancellation, if agreed to, may require the relevant Series to pay a premium to the counterparty. While a Series will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with such Series, there can be no assurance that such Series will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until a Series is able to effect an offsetting purchase transaction with respect to a covered OTC call option that such Series has written, it will not be able to liquidate securities held as cover until the option expires or is exercised or different cover is substituted. Alternatively, a Series could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Series would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that a Series will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of default or insolvency of the counterparty, a Series may be unable to liquidate an OTC option.

     In entering into OTC options, a Series will be exposed to the risk that the counterparty will default on, or be unable to fulfill, due to bankruptcy or otherwise, its obligation under the option. In such event, a Series may lose the benefit of the transaction. The value of an OTC option to a Series is dependent upon the financial viability of the counterparty. If a Series decides to enter into transactions in OTC options, the relevant Subadviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.

     STOCK INDEX FUTURES. Global Growth Series may purchase and sell stock index futures which are traded on a commodities exchange or board of trade for certain hedging and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission. A stock index futures contract is an agreement in which one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between a specific stock index at the close of the last trading day of the contract and such index at the time the agreement is made. No physical delivery of the underlying stocks in the index is made.

     The successful use of stock index futures contracts and options on indices by the Global Growth Series depends upon its ability to predict the direction of the market underlying the index and is subject to various additional risks. The correlation between movements in the price of the stock index future and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to Global Growth Series. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Global Growth Series' ability to purchase or sell certain futures contracts or related options on any particular day. In addition, if Global Growth Series purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, Global Growth Series might create a loss on the futures contract. In addition, the ability of Global Growth Series to close out a futures position or an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time.

     Global Growth Series will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in Global Growth Series' portfolio or which it intends to purchase. Global Growth Series will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of Global Growth Series. The Global Growth Series may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of Global Growth Series' net assets. Global Growth Series also may not purchase or sell stock index futures for risk management purposes if, immediately thereafter, the sum of the amount of margin deposits on Global Growth Series' existing futures positions and premiums paid for such options would exceed 5% of the liquidation value of the Global Growth Series' total assets after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of stock index futures for bona fide hedging purposes. In instances involving the purchase of stock index futures contracts by the Global Growth Series, an amount of cash, short-term U.S. Government securities or other high-grade short-term debt obligations, equal to the market value of the futures contracts, may be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "community pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all commodity futures or commodity options transactions constitute bona fide hedging transactions within the meaning of the CFTC's regulations. The Global Growth Series will use stock index futures and options on futures as described herein in a manner consistent with this requirement. The Global Growth Series may also enter into commodity futures or commodity options contracts for income enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of Global Growth Series' total assets.

FOREIGN CURRENCY FORWARD CONTRACTS, OPTIONS AND FUTURES TRANSACTIONS

     A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. There is no limitation on the value of forward contracts into which a Series may enter. However, a Series' transactions in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Series generally arising in connection with the purchase or sale of its securities and accruals of interest or dividends receivable and Series expenses. Position hedging is the sale of a foreign currency with respect to security positions denominated or quoted in that currency. A Series may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities, denominated or quoted in, or currently convertible into, such currency. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

     A Series may enter into a forward contract to hedge against risk in the following circumstances: (i) during the time period when such Series contracts for the purchase or sale of a security denominated in a foreign currency, or
(ii) when such Series anticipates the receipt of dividends or interest payments in a foreign currency with respect to a security it holds. By entering into a forward contract in exchange for the purchase or sale of the amount of foreign currency involved in the underlying transaction for a fixed amount of dollars, such Series will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when a Series' Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, such Series may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of a Series denominated in such foreign currency. Further, a Series may enter into a forward contract in one foreign currency, or basket of currencies, to hedge against the decline or increase in value in another foreign currency. Use of a forward contract in different currency or basket of currencies for hedging against market movements in another currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

     Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. Failure by a Series' counterparty to make or take delivery of the underlying currency at the maturity of a forward contract would result in a loss to such Series of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that offsetting closing transactions generally require negotiating directly with the counterparty to the forward contract. Thus, there can be no assurance that a Series will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Series might be unable to close out a forward currency contract at any time prior to maturity. In either event, such Series would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

     Each Series may also purchase and sell futures contracts on foreign currencies and groups of foreign currencies to protect against the effect of adverse changes on foreign currencies. A Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, a Series must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily, and the payment of "variation margin" may be required, meaning such Series will provide or receive cash that reflects any decline or increase as appropriate in the contract's value, a process known as "marking to market."

     A Series may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) and OTC options for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on securities, except that a Series has the right to take or make delivery of a specified amount of foreign currency, rather than securities.

     Generally, OTC foreign currency options used by a Series are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     If a Series' Subadviser anticipates purchasing a foreign security and also anticipates a rise in the value of the currency of such foreign security (thereby increasing the cost of such security), such Series may purchase call options or write put options on the foreign currency. A Series could also enter into a long forward contract or a long futures contract on such currency, or purchase a call option, or write a put option, on a currency futures contract. The use of such instruments could offset, at least partially, the effects of the adverse movements of currency exchange rates.

FOREIGN CURRENCY STRATEGIES--SPECIAL CONSIDERATIONS

     A Series may use options on foreign currencies, futures contracts on foreign currencies, options on futures contracts on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which such Series' securities are denominated. Such currency hedges can protect against price movements in a security that a Series owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A Series might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, a Series may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the value of which such Series' Subadviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of most futures contracts, options on futures contracts, forward contracts and options on foreign currencies in the interbank market depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, a Series could be disadvantaged by dealing in the odd-lot market (generally consisting of transactions of less than $1 million) of the interbank market for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S.

options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying currency markets that cannot be reflected in the markets for the futures contracts or options until they reopen.

     Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Series might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVERED FORWARD CURRENCY CONTRACTS, FUTURES CONTRACTS AND OPTIONS

     Transactions using forward currency contracts, futures contracts and options (other than options that the Series has purchased) expose a Series to an obligation to another party. A Series will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies, or other options, forward currency contracts or futures contracts, or (2) liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in(1) above. The Series will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require,set aside cash or liquid assets in a segregated account with its Custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Series' assets to cover segregated accounts could impede portfolio management or the Series' ability to meet redemption requests or other current obligations.

LIMITATIONS ON PURCHASE AND SALE OF OPTIONS ON FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES

     Global Growth Series will not (a) write puts having aggregate exercise prices greater than 25% of total net assets; or (b) purchase (i) put options on currencies or futures contracts on foreign currencies or (ii) call options on foreign currencies if, after any such purchase, the aggregate premiums paid for such options would exceed 10% of Global Growth Series' total net assets.

RISKS OF TRANSACTIONS IN OPTIONS ON FOREIGN CURRENCIES

     An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect offsetting transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If a Series as a covered call option writer is unable to effect an offsetting purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.

     Reasons for the absence of a liquid secondary market on an options exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Series intend to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

     Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries can affect the values of such options. These risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quality of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open, which can create price and rate discrepancies.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the underlying currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or a Subadviser may still not result in a successful hedging transaction.

     Although a Series will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close out a futures position. In the event a Series could not close out a futures position and the value of such position declined, such Series would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract. Currently, futures contracts are available on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, Deutsche Mark and Euro.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the Series' futures or options on futures transactions constitute bona fide hedging transactions within the meaning of the Commodity Futures Trading Commission's (CFTC's) regulations. The Series will use currency futures and options on futures in a manner consistent with this requirement. The Series may also enter into futures or related options contracts for income enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the relevant Series' total assets.

     Successful use of futures contracts by a Series is also subject to the ability of such Series' Manager or Subadviser to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if a Series has hedged against the possibility of an increase in the price of securities in its portfolio and the price of such securities increases instead, such Series will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if such Series has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities will not necessarily be at increased prices that reflect the rising market. A Series may have to sell securities at a time when it is disadvantageous to do so.

     The hours of trading of futures contracts may not conform to the hours during which a Series may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS

     An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently options can be purchased or written with respect to futures contracts on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, Deutsche Mark and Euro.

     The holder or writer of an option may close out its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such close out transactions can be effected.

OTHER INVESTMENT TECHNIQUES

     Each Series may take advantage of opportunities in the area of options and futures contracts and any other derivative instruments that are not presently contemplated for use by it or that are not currently available but that may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for it.

                             INVESTMENT RESTRICTIONS



     The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The term "majority of the Fund's outstanding voting securities" means the vote of the lesser of (i) 67% or more of the voting shares of the Fund represented at a meeting at which more than 50% of the outstanding voting shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares of the Fund.

     NONE OF THE SERIES MAY:

     1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions".)

     2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

     3. Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

     5. Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

     For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

     For purposes of Investment Restriction 5, the Fund relies on The North American Industry Classification System published by the Bureau of Economic Analysis, U.S. Department of Commerce, in determining industry classification. The Fund's reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without shareholder approval.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

                             MANAGEMENT OF THE FUND

(A) DIRECTORS

     The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadvisers and Distributor, decide upon matters of general policy.

     The Directors also review the actions of the Fund's officers who conduct and supervise the daily business operations of the Fund.

(B) MANAGEMENT INFORMATION--DIRECTORS AND OFFICERS

                                  POSITION WITH                 PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE(1)              FUND                     DURING PAST FIVE YEARS
- ---------------------             -------------                ----------------------



Delayne Dedrick Gold (62)         Director            Marketing Consultant.

* Robert F. Gunia (54)            Vice President      Executive Vice President and Chief Administrative
                                  and Director          Officer (since June 1999) or Prudential
                                                        Investments; Corporate
                                                        Vice President (Since
                                                        September 1997) of the
                                                        Prudential Insurance
                                                        Company of America
                                                        (Prudential); Executive
                                                        Vice President and
                                                        Treasurer (since
                                                        December 1996) of
                                                        Prudential Investments
                                                        Fund Management LLC
                                                        (PIFM); President (since
                                                        April 1999) of
                                                        Prudential Investment
                                                        Management Services LLC
                                                        (PIMS); formerly Senior
                                                        Vice President (March
                                                        1987-May 1999) of
                                                        Prudential Securities
                                                        Incorporated (Prudential
                                                        Securities); formerly
                                                        Chief Administrative
                                                        Officer (July
                                                        1989-September 1996),
                                                        Director (January
                                                        1989-September 1996),
                                                        and Executive Vice
                                                        President, Treasurer and
                                                        Chief Financial Officer
                                                        (June 1987-September
                                                        1996) of Prudential
                                                        Mutual Fund Management
                                                        Inc. (PMF).

Robert E. LaBlanc (66)            Director            President (since 1981) of Robert E. LaBlanc
                                                        Associates, Inc. (telecommunications); formerly
                                                        General Partner at Salomon Brothers and
                                                        Vice-Chairman of Continental Telecom; Director of
                                                        Storage Technology Corporation (since 1979), Titan
                                                        Corporation (since 1995), Salient 3
                                                        Communications, Inc. and Tribune Company (since
                                                        1981); and Trustee of Manhattan College.

* David R. Odenath, Jr. (43)      Director            Officer in Charge, President, Chief Executive
                                  and President         Officer and Chief Operating Officer (since June
                                                        1999). PIFM; Senior Vice President (since June
                                                        1999), Prudential; Senior Vice President (August
                                                        1993-May 1999), PaineWebber Group, Inc.


                                  POSITION WITH                 PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE(1)              FUND                     DURING PAST FIVE YEARS
- ---------------------             -------------                ----------------------



* Judy A. Rice (53)               Director            Executive Vice President (since 1999) of
                                                        Prudential Investments; Executive Vice President
                                                        (since 1999) of PIFM; formerly, various positions
                                                        to Senior Vice President (1992-1999), Prudential
                                                        Securities, Inc; and various positions to Managing
                                                        Director (1975-1999), Shearson Lehman Advisors;
                                                        Governor of the Money Management Institute; Member
                                                        of the Prudential Securities Operating Council,
                                                        Board Member of the National Association for
                                                        Variable Annuities.

Robin B. Smith (61)               Director            Chairman (since August 1996) and Chief Executive
                                                        Officer (since January 1988), formerly President
                                                        (September 1981-August 1996) and Chief Operating
                                                        Officer (September 1981-December 1988) of
                                                        Publishers Clearing House; Director of BellSouth
                                                        Corporation (since 1994), Texaco Inc. (since
                                                        1992), Springs Industries Inc. (since 1993) and
                                                        Kmart Corporation (since 1996).

Stephen Stoneburn (57)            Director            President and Chief Executive Officer (since June
                                                        1996), Quadrant Media Corp. (a publishing
                                                        company); formerly, President (June 1995-June
                                                        1996), Argus Integrated Media, Inc.; formerly
                                                        Senior Vice President and Managing Director
                                                        (January 1993-1995), Cowles Business Media; and
                                                        Senior Vice President (January 1991-1992), Gralla
                                                        Publications (a division of United Newspapers,
                                                        U.K.); and Senior Vice President, Fairchild
                                                        Publications, Inc.

Nancy H. Teeters (70)             Director            Economist; formerly Director of Inland Steel
                                                        Industries (July 1989-1999); formerly, Vice
                                                        President and Chief Economist of International
                                                        Business Machines (July 1984-July 1990); formerly,
                                                        Governor of the Federal Reserve System
                                                        (1978-1984).

Clay T. Whitehead (62)            Director            President (since May 1983), National Exchange Inc.
                                                        (new business development firm).

Grace C. Torres (41)              Treasurer           First Vice President (since December 1996) of
                                  and Principal         PIFM; First Vice President (since March 1994),
                                  Financial and         Prudential Securities; formerly First Vice
                                  Accounting            President (March 1994-September 1996), Prudential
                                  Officer               Mutual Fund Management, Inc.

Robert C. Rosselot (40)           Secretary           Assistant General Counsel (since September 1997)
                                                        of PIFM; formerly, partner with the law firm of
                                                        Howard & Howard, Bloomfield Hills, Michigan (since
                                                        December 1995) and, prior thereto, Corporate
                                                        Counsel, Federated Investors (1990-1995).


William V. Healey (47)            Assistant           Vice President and Associate General Counsel of
                                  Secretary             Prudential and Chief Legal Officer of Prudential
                                                        Investments, a business
                                                        unit of Prudential;
                                                        (since August 1998);
                                                        Director, ICI Mutual
                                                        Insurance Company (since
                                                        June 1999); formerly
                                                        Associate General
                                                        Counsel of The Dreyfus
                                                        Corporation (Dreyfus), a
                                                        subsidiary of Mellon
                                                        Bank, N.A. (Mellon
                                                        Bank), and an officer
                                                        and/or director of
                                                        various affiliates of
                                                        Mellon Bank and Dreyfus.



- ------



     (1) Unless otherwise noted, the address for each of the above persons is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.



     * Interested director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PIFM.

     Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by PIMS.

     The Fund pays each of its Directors who is not an "affiliated" person of PIFM annual compensation of $ , in addition to certain out-of-pocket expenses. Directors who serve on fund committees receive additional compensation. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director will be asked to serve.



     Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.



     The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.



     Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.



     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended October 31, 2000 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other investment companies managed by Prudential Investments Fund Management LLC (Fund Complex) for the calendar year ended December 31, 2000. Below are listed the Directors who have served the Fund during its most recent fiscal year.



                               COMPENSATION TABLE



                                                                      TOTAL 2000
                                                                    COMPENSATION

                                                                    FROM FUND
                                                   AGGREGATE        AND FUND
                                                 COMPENSATION     COMPLEX PAID
                 NAME AND POSITION                 FROM FUND     TO DIRECTORS(2)
                 -----------------                 ---------     ---------------

Edward D. Beach--Former Director                    $           $    (    )*
Delayne D. Gold--Director                                            (    )*
Robert F. Gunia (1)--Director                                           --
Don G. Hoff--Former Director                                         (    )*
Robert F. LaBlanc--Director                                          (    )*
David R. Odenath, Jr. (1)--Director                                     --
Judy A. Rice--Director                                                  --
Robin B. Smith--Director                                             (    )*
Stephen Stoneburn--Director                                          (    )*
Nancy H. Teeters--Director                                           (    )*
Clay T. Whitehead--Director                                          (    )*


- ----------
* Indicates number of funds/portfolios in the Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Directors who are "interested" do not receive compensation from the Fund Complex (including the Fund).



(2) Total compensation from all the funds in the Fund Complex for the calendar year ended December 31, 2000, includes amounts deferred at the election of Directors under the Funds' deferred compensation plans. Including accrued
interest, total compensation amounted to $    for Director Robin B. Smith.
Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the fund rate.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES



     PIFM, as purchaser of shares of the International Growth Series prior to commencement of the public offering of the International Growth Series shares, is deemed to be a control person of the International Growth Series.



     Directors of the Fund are eligible to purchase Class Z shares of each Series, which are sold without either an initial sales charge or CDSC to a limited group of investors.



     As of ___________, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

     As of ___________, the beneficial owners, directly or indirectly, of more than 5% of the outstanding common stock of any series were:




      NAME                                     ADDRESS                        SERIES/CLASS                NO. SHARES/%
      ----------------------------------------------------------------------------------------------------------------
      Pru Defined Contribution Svcs            30 Scranton Office Pk.         International Value/A
      FBO Pru-Non Trust Accounts               Moosic, PA 18507-1
      Attn.: John Sturdy
      Prudential Employee Savings Plan         30 Scranton Office Pk.         International Value/Z
      Attn.: Stephen Albert                    Moosic, PA 18507-1
      Prudential Trust Company                 30 Scranton Office Pk.         International Value/Z
      FBO Pru DC Trust Accounts                Moosic, PA 18507-1
      Attn.: John Sturdy



     As of ___________, Prudential Securities was the record holder for other beneficial owners of the following:



     SERIES/CLASS                              NO. OF SHARES/%
     ---------------------------------------------------------
     Global Growth/A
     Global Growth/B
     Global Growth/C
     Global Growth/Z
     International Value/A
     International Value/B
     International Value/C
     International Value/Z

                     INVESTMENT ADVISORY AND OTHER SERVICES

     (A) INVESTMENT ADVISORS



     The manager of each Series is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to substantially all of the other investment companies that, together with the Series, comprise the "Prudential Mutual Funds." See "How the Fund is Managed--Manager" in the Prospectus. As of December 31, 2000 PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $76.7 billion and, according to the Investment Company Institute, as of September 30, 1999, the Prudential Mutual Funds were the 20th largest family of mutual funds in the United States.

     Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PIFM, serves as the transfer agent and dividend distribution agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans.

     Pursuant to the Management Agreements with the Fund with respect to each Series (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of each Series, manages both the investment operations of the Series and the composition of the Series' portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Series. PIFM has hired The Prudential Investment Corporation, doing business as Prudential Investments (PI), to provide subadvisory services to the Global Growth series, and Bank of Ireland Asset Management (U.S.) Limited (BIAM) to provide subadvisory services to the International Value Series (PI and BIAM are also referred to collectively and individually as the investment adviser or Subadviser). PIFM also administers the Series' corporate affairs and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Series are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .75% of Global Growth Series' average daily net assets and 1% of International Value Series' average daily net assets to 300 million and .90 of 1% of International Valor Series' average daily net assets in excess of 300 million. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of a Series (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Series' business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which a Series' shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. Currently, each Series believes that there are no such expense limitations.

     In connection with its management of the corporate affairs of each Series, PIFM bears the following expenses:

          (a) the salaries and expenses of all of its and a Series' personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Series' investment adviser;

          (b) all expenses incurred by PIFM or by a Series in connection with managing the ordinary course of such Series' business, other than those assumed by such Series as described below;



          (c) with respect to the Global Growth Series, the costs and expenses payable to the investment advisor pursuant to the subadvisory agreement between PIFM and the investment advisor (the Subadvisory Agreement);

          (d) with respect to the International Value Series, the fees payable to BIAM pursuant to the subadvisory agreement between PIFM and BIAM (also referred to as the Subadvisory Agreement as the context requires); and

          (e) with respect to International Value Series, the costs and expenses payable to the investment advisor pursuant to a subadvisory agreement between PIFM and the investment advisor.

     Under the terms of the Management Agreements, each Series is responsible for the payment of the following expenses: (a) the fees payable to the Manager,
(b) the fees and expenses of Directors who are not affiliated with PIFM or such Series' Investment Adviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of each Series and of pricing such Series' shares, (d) the charges and expenses of legal counsel and independent accountants for such Series, (e) brokerage commissions and any issue or transfer taxes chargeable to such Series in connection with its securities transactions, (f) all taxes and corporate fees payable by such Series to governmental agencies, (g) the fees of any trade associations of which such Series may be a member, (h) the cost of stock certificates representing shares of such Series, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of such Series and of its shares with the Securities and Exchange Commission, registering such Series and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of such Series' business and (m) distribution fees.

     The Management Agreements provide that PIFM will not be liable for any error of judgment or for any loss suffered by a Series in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements provide that it will terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreements will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. For the fiscal years ended October 31, 2000, 1999
and 1998, PIFM received management fees of $          , $4,871,323 and
$4,690,703, respectively, from Global Growth Series. For the fiscal years ended
October 31, 2000, 1999 and 1998, PIFM received management fees of $          ,
$4,763,060 and $4,158,188 respectively, from International Value Series. For the fiscal year ended October 31, 2000, PIFM received management fees of
$            from Jennison International Growth Series.

     With respect to Global Growth Series, PIFM has entered into a Subadvisory Agreement with PI. The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Global Growth Series. In connection therewith, PI is obligated to keep certain books and records of the Global Growth Series. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. Prior to January 1, 2000, PI was reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services. Beginning January 1, 2000, PI receives an asset-based fee from PIFM in the amount of 1.375% of Global Growth Series' average daily net assets.



     With respect to International Value Series, PIFM has entered into a Subadvisory Agreement (the Subadvisory Agreement) with BIAM. The Subadvisory Agreement with BIAM provides that PIFM will compensate BIAM for its services at an annual rate of .75% of International Value Series' average daily net assets up to and including $50 million, .60% of International Value Series' average daily net assets in excess of $50 million up to and including $300 million and
 .45% of International Value Series' average daily net assets in excess of $300 million. For the fiscal years ended October 31, 2000, 1999 and 1998, Mercator Asset Management L.P. (Mercator), the Series' previous Subadvisor, received fees
of $          , $2,668,377 and $2,396,184, respectively, from PIFM. Dedicated to global and international common stock investing, Mercator was initially founded in 1984 by senior professionals formerly associated with Templeton Investment Counsel as Mercator Asset Management, Inc. (Mercator, Inc.). On November 30, 1995, Mercator, a limited partnership organized under the laws of the State of Delaware, assumed the investment advisory business of Mercator, Inc. As of September 30, 1999, Mercator had approximately $3.4 billion in assets under management. The current Subadvisory Agreement provides that BIAM will furnish investment advisory services in connection with the management of the International Value Series. In connection therewith, BIAM is obligated to keep certain books and records of the International Value Series. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises BIAM's performance of such services.

     [TEXT TO FOLLOW ABOUT PORTFOLIO MANAGEMENT AND INTERNATIONAL GROWTH SERIES]


     With respect to International Value Series, and pursuant to a subadvisory agreement with PIFM, PI provides investment advisory services to such Series with respect to (i) the management of short-term assets, including cash, money market instruments and repurchase agreements and (ii) the lending of portfolio securities in connection with the management of the International Value Series. For these services, PIFM will reimburse PI for reasonable costs and expenses incurred by PI determined in a manner acceptable to PIFM.



     Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the relevant Management Agreement. Each Subadvisory Agreement may be terminated by the Fund, PIFM, or (i) with respect to International Value Series, BIAM or PI and (ii) with respect to Global Growth Series, PI, upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.



(B) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS



     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Series PIFM and PI, which are affiliated persons of the Series, are affiliates of PIMS.



     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the Plans) adopted by the Fund on behalf of each Series pursuant to Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. PIMS serves as the Distributor of the Class Z shares and incurs the expenses of distributing the Series' Class Z shares under the Distribution Agreement with the Fund, none of which are reimbursed by or paid for by either Series. See "How the Fund is Managed--Distributor" in the Prospectus.

     Each Series' Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares of such Series may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and
(ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares of such Series. The Global Growth Series' Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares of such Series may be paid as a service fee and (ii) .50 of 1% (not including the service fee) per annum of such Series' average daily net assets up to the level of average daily net assets as of February 26, 1986, plus .75 of 1% of the average daily net assets of the Class B shares of such Series in excess of such level may be used as compensation for distribution-related expenses with respect to the Class B shares of such Series. The International Value Series' Class B Plan and the International Growth Series' Class B Plan each provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares of such Series may be paid as a service fee and (ii) .75 of 1% (not including the service fee) per annum of such Series' average daily net assets may be used as compensation for distribution-related expenses with respect to the Class B shares (asset-based sales charge). Each Series' Class C Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class C shares of such Series may be paid as a service fee and (ii) .75 of 1% (not including the service fee) per annum of such Series' average daily net assets may be used as compensation for distribution-related expenses with respect to the Class C shares (asset-based sales charge).


     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Series to which such Plan relates. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Series will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of a Series by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis dealers in consideration for the distribution, marketing, administrative and other services and activities provided by dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

GLOBAL GROWTH SERIES



     CLASS A PLAN. For the fiscal year ended October 31, 2000, PIMS received payments of $ under the Class A Plan. These amounts were expended on commission credits to Prudential Securities Incorporated (Prudential Securities) and Pruco Securities Corporation (Prusec), each of which is an affiliated broker-dealer, for payments of commissions and account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 2000, PIMS also received approximately $ in initial sales charges.

     CLASS B PLAN. For the fiscal year ended October 31, ,2000, PIMS received payments of $ from the Series under the Class B Plan and spent approximately $ , in distributing the Class B shares of the Series. It is estimated that of the latter amounts approximately $ ( %) was spent on printing and mailing of prospectuses to other than current shareholders; $ ( %) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class B shares; and $ ( %) in the aggregate on (i) payments of commissions and account servicing fees to its financial advisers $ ( %) and (ii) an allocation on account of overhead and other branch office distribution expenses $ ( %). The term "overhead and other branch office distribution related expenses" represents (a) the expenses of operating Prusec's and Prudential Securities' branch offices in connection with the sale of Series shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Series shares and (d) other incidental expenses relating to branch promotion of Series sales.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended October 31, 2000, PIMS received approximately $ , in contingent deferred sales charges.

     CLASS C PLAN. For the fiscal year ended October 31, 2000, PIMS received payments of $ from the Series under the Class C Plan and spent approximately $ in distributing the Class C shares of the Series. It is estimated that of the latter amounts approximately $ ( %) was spent on printing and mailing of prospectuses to other than current shareholders; $ ( %) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class C shares; and $ ( %) in the aggregate on (i) payments of commissions and account servicing fees to its financial advisers $ ( %) and (ii) an allocation on account of overhead and other branch office distribution expenses $ ( %).

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 2000, PIMS received contingent deferred sales charges of approximately $ .

     For the fiscal year ended October 31, 2000, the Distributor also received approximately $ in initial sales charges attributable to Class C shares.

INTERNATIONAL VALUE SERIES

     CLASS A PLAN. For the fiscal year ended October 31, 2000, PIMS received payments of $ under the Class A. Plan. These amounts were expended on commission credits to Prudential Securities and Prusec for payments of commissions and account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 2000, PIMS also received approximately $ in initial sales charges.

     CLASS B PLAN. For the fiscal year ended October 31, 2000, PIMS received payments of $ from the Series under the Class B Plan and spent approximately, $ in distributing the Class B shares of the Series. It is estimated that of the latter amounts approximately $ ( %) was spent on printing and mailing of prospectuses to other than current shareholders; $ ( %) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class B shares; and $ ( %) in the aggregate on (i) payments of commissions and account servicing fees to its financial advisers $ ( %) and (ii) an allocation on account of overhead and other branch office distribution-related expenses $ ( %). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prusec's and Prudential Securities' branch offices in connection with the sale of Series shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Series shares and (d) other incidental expenses relating to branch promotion of Series sales.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended October 31, 2000, PIMS received approximately $ in contingent deferred sales charges.

     CLASS C PLAN. For the fiscal year ended October 31, 2000, PIMS received payments of $ from the Series under the Class C Plan and spent approximately $ in distributing the Class C shares of the Series. It is estimated that of the latter amounts approximately $ ( %) was spent on printing and mailing of prospectuses to other than current shareholders; $ ( %) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class C shares; and $ ( %) in the aggregate on (i) payments of commissions and account servicing fees to its financial advisers $ ( %) and (ii) an allocation on account of overhead and other branch office distribution expenses $ ( %).

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 2000, PIMS received contingent deferred sales charges of approximately $ .

     For the fiscal year ended October 31, 2000, the Distributor also received approximately $ in initial sales charges attributable to Class C shares.

INTERNATIONAL GROWTH SERIES

     CLASS A PLAN. For the fiscal year ended October 31, 2000, PIMS received payments of $ under the Class A. Plan. These amounts were expended on commission credits to Prudential Securities and Prusec for payments of commissions and account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 2000, PIMS also received approximately $ in initial sales charges.

     CLASS B PLAN. For the fiscal year ended October 31, 2000, PIMS received payments of $ from the Series under the Class B Plan and spent approximately, $ in distributing the Class B shares of the Series. It is estimated that of the latter amounts approximately $ ( %) was spent on printing and mailing of prospectuses to other than current shareholders; $ ( %) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class B shares; and $ ( %) in the aggregate on (i) payments of commissions and account servicing fees to its financial advisers $ ( %) and (ii) an allocation on account of overhead and other branch office distribution-related expenses $ ( %). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prusec's and Prudential Securities' branch offices in connection with the sale of Series shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Series shares and (d) other incidental expenses relating to branch promotion of Series sales.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended October 31, 2000, PIMS received approximately $ in contingent deferred sales charges.

     CLASS C PLAN. For the fiscal year ended October 31, 2000, PIMS received payments of $ from the Series under the Class C Plan and spent approximately $ in distributing the Class C shares of the Series. It is estimated that of the latter amounts approximately $ ( %) was spent on printing and mailing of prospectuses to other than current shareholders; $ ( %) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class C shares; and $ ( %) in the aggregate on (i) payments of commissions and account servicing fees to its financial advisers $________ ( %) and (ii) an allocation on account of overhead and other branch office distribution expenses $ ( %).

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 2000, PIMS received contingent deferred sales charges of approximately $ .

     For the fiscal year ended October 31, 2000, the Distributor also received
approximately $         in initial sales charges attributable to Class C shares.



     In addition to distribution and service fees paid by each Series under the Class A, Class B and Class C plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Series (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

     NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a Series may not exceed .75 of 1% per class. The 6.25% limitation applies to a Series rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

FEE WAIVERS/SUBSIDIES

     PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for the Class A shares as described above. Fee waivers and subsidies will increase the Fund's total return.

(C) OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08853, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. For the fiscal year ended October 31, 2000, the Fund incurred fees of approximately $ for the services of PMFS.

                                                                 , serves as the
Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

(D) CODE OF ETHICS

     The Board of Directors has adopted a Code of Ethics, in addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (collectively, the Codes). The Codes permit personnel subject to the Codes to invest in securities including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.



                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities, options and futures contracts for the Series, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities, options or futures on a national securities exchange or board of trade are effected through brokers or futures commission merchants who charge a negotiated commission for their services; on foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. The term "Manager" as used in this section includes the Subadvisers.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Series will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal. Thus, they will not deal in over-the-counter securities with Prudential Securities acting as market maker, and they will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of a Series' order.

     Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of each Series, will not significantly affect the Series' ability to pursue its present investment objective. However, in the future, in other circumstances, a Series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

     In placing orders for portfolio securities of the Series, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Series will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager will consider research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Series, the Manager or its clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Series may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Series, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Series.

Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager is authorized to pay higher commissions on brokerage transactions for the Series to brokers, dealers or futures commission merchants other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers, dealers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors.

     Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Series, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on a securities exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Series unless the Series has expressly authorized the retention of such compensation. Prudential Securities must furnish to each Series at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for such Series during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.


     The table presented below shows certain information regarding the payment of commissions by Global Growth Series, including the amount of such commissions paid to Prudential Securities, for the three year period ended October 31, 2000.


                                                                                 FISCAL YEARS ENDED OCTOBER 31,
                                                                                 ------------------------------
                                                                                 2000        1999          1998
                                                                                 ----        ----          ----
Total brokerage commissions paid by the Series ...............................            $1,533,989    $1,836,706
Total brokerage commissions paid to Prudential Securities ....................            $        0    $   18,700
Percentage of total brokerage commissions paid to Prudential Securities ......                     0%          1.0%
Percentage of total dollar amount of transactions involving
     commissions that were effected through Prudential Securities ............                     0%          1.4%




     The table presented below shows certain information regarding the payment of commissions by International Value Series, including the amount of such commissions paid to Prudential Securities, for the three year period ended
October 31, 2000.



                                                                                 FISCAL YEARS ENDED OCTOBER 31,
                                                                                 2000        1999          1998
                                                                                 ----        ----          ----

Total brokerage commissions paid by the Series ...............................              $517,516      $342,294
Total brokerage commissions paid to Prudential Securities ....................              $      0      $      0
Percentage of total brokerage commissions paid to
  Prudential Securities ......................................................                     0%            0%
Percentage of total dollar amount of transactions involving
  commissions that were effected through Prudential
  Securities .................................................................                     0%            0%

     The table presented below shows certain information regarding the payment of commissions by International Growth Series, including the amount of such commissions paid to Prudential Securities, for the year period from March 15, 2000 through October 31, 2000.

                                                                                 FISCAL PERIOD ENDED OCTOBER 31,
                                                                                 2000
                                                                                 ----

Total brokerage commissions paid by the Series ...............................  $
Total brokerage commissions paid to Prudential Securities ....................  $
Percentage of total brokerage commissions paid to Prudential Securities ......        %
Percentage of total dollar amount of transactions involving
  commissions that were effected through Prudential Securities ...............        %


                         CAPITAL STOCK AND ORGANIZATION



     THE FUND IS AUTHORIZED TO ISSUE 1.5 BILLION SHARES OF COMMON STOCK, $.01 PER SHARE WHICH ARE CURRENTLY DIVIDED INTO THREE PORTFOLIOS OR SERIES, GLOBAL GROWTH SERIES AND INTERNATIONAL VALUE SERIES, EACH OF WHICH CONSISTS OF 500 MILLION AUTHORIZED SHARES AND PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND, ALSO CONSISTING OF 500 MILLION AUTHORIZED SHARES. THE SHARES OF EACH SERIES ARE DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. Each class of shares represents an interest in the same assets of each Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Series is Managed--Distributor in each Series' prospectus. "In accordance with the Fund's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. Currently, the Fund is offering four classes, designated Class A, Class B, Class C and Class Z shares.


     The Articles of Incorporation further provide that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Articles of Incorporation permit the Directors to provide for the indemnification of Directors, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

     The Fund shall continue without limitation of time subject to the provisions in the Articles of Incorporation concerning termination by action of the shareholders or by the Directors by written notice to the shareholders.

     Pursuant to the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Pursuant to the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Directors have no intention of authorizing additional series at the present time.

     The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.


     The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents during their most recent fiscal year. As of October 31, 2000, the Fund held Securities of.

                PURCHASE, REDEMPTION AND PRICING OF SERIES SHARES

     Shares of a Series may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares and Class C shares) or (ii) on a deferred basis (Class B and Class C shares). Class Z shares of the Series are offered to a limited group of investors at net asset value without any sales charges. See "How to Buy, Sell and Exchange Shares of the Series--How to Buy Shares" in the Prospectus.

     Each class represents an interest in the same assets of such Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangements and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors.

     PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, series and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given to you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential World Fund, Inc., Global Growth Series or International Value Series, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).



     If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value."

     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential World Fund, Inc., Global Growth Series or International Value Series, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Series, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) is approved by a Series' investment adviser.

SPECIMEN PRICE MAKE-UP

     Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5%, Class C* shares are sold at a maximum sales charge of 1% and Class B* and Class Z shares are sold at net asset value. Using each Series' net asset value at October 31, 1999, the maximum offering price of the Series' shares is as follows:


                                                               GLOBAL       INTERNATIONAL   INTERNATIONAL
                                                           GROWTH SERIES     VALUE SERIES    GROWTH SERIES
                                                           -------------    -------------   --------------
      CLASS A



      Net asset value and redemption price per
        Class A share                                         $   21.19       $   22.42
      Maximum sales charge (5% of offering price)                  1.12            1.18
                                                              ---------       ---------
      Maximum Offering price to public                        $   22.31       $   23.60
                                                              =========       =========
      CLASS B

      Net asset value, offering price and redemption
        price per Class B share*                              $   19.98       $   22.23
                                                              =========       =========
      CLASS C

      Net asset value and redemption price per
        Class C share*                                        $   19.97       $   22.23
                                                              =========       =========
      Maximum sales charge (1% of offering price)                  0.20
                                                              ---------       ---------
      Maximum Offering price to public                        $   20.17       $   22.45
                                                              ---------       ---------
      CLASS Z

      Net asset value, offering price and redemption
        price per Class Z share                               $   21.29       $   22.48
                                                              =========       =========


- --------------
* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Series--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

SELECTING A PURCHASE ALTERNATIVE

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to each Series:

     If you intend to hold your investment in the Series for less than 7 years and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class C shares over either Class A or Class B shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period.

     If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B shares over either Class A or Class C shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. See "Reduction and Waiver of Initial Sales Charge--Class A Shares" below. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

     BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge, if they meet the required minimum for amount of assets, average account balance and number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

     OTHER WAIVERS. In addition, Class A shares may be purchased without the initial sales charge (at NAV), through the Distributor or the Transfer Agent, by:

     o    officers of the Prudential Mutual Funds (including the Fund);

     o employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent;

     o employees of subadvisers of the Prudential Mutual Funds, provided that purchases at NAV are permitted by such person's employer;

     o Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries;

     o    members of the Board of Directors of Prudential;

     o real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent;

     o registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer;

     o investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase;

     o investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution;

     o orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs); and

     o orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

     Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in a Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     For an investor to obtain any reduction or waiver of the initial sales charge, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of a Series concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of break points under "How to Buy, Sell and Exchange Shares of the Series--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

     An eligible group of related Series investors includes any combination of the following:

     o    an individual;

     o    the individual's spouse, his or her children and his or her parents;

     o    the individual's and spouse's Individual Retirement Account (IRA);

     o any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

     o a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

     o a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

     o one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Series investors may include the following: an employer (or group of related employers) and one or more retirement plans of such employer or employers. An employer controlling, controlled by or under common control with another employer is deemed related to that employer.

     The Transfer Agent, the Distributor or dealer must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege described in this subsection does not apply to individual participants in any retirement or group plans.



     LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), who enter into a written Letter of Intent providing for the investment, within a thirteen-month period, of a specified dollar amount in the Series or other Prudential mutual funds.

     For purposes of the Letter of Intent, all shares of each Series and shares of other Prudential Mutual Funds (excluding money market funds, other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through your dealer will not be aggregated to determine the reduced sales charge.

     A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of an Investment Letter of Intent may be back-dated up to 90 days, in order that any investment made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Investment Letter of Intent does not obligate the investor to purchase, nor a Series to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charges otherwise applicable to the investments made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of a Series pursuant to a Letter of Intent should carefully read such Letter of Intent.


     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings.



     CLASS B AND CLASS C SHARES

     The offering price of Class B shares is the NAV next determined following receipt of an order by the Transfer Agent, your dealer or the Distributor. Class C shares are sold at a maximum sales charge of 1%. Redemptions of Class B and Class C shares may be subject to a CDSC. See "Contingent Deferred Sales Charges."

     The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Series is Managed--Distributor" in the Prospectus. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.



WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES


     BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

     INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include (1) investors purchasing shares through an account at Prudential Securities, (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec, and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

     Class Z shares of each Series currently are available for purchase by the following categories of investors:

     o Benefit Plans, provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;

     o participants in any fee-based program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Series is an available option;

     o certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available investment option;

     o Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996,
          (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds;

     o current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund);

     o employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee saving plan and;

     o Prudential with an investment of $10 million or more.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons that distribute shares a finder's fee, from its own resources, based on appreciation of the net asset value of shares sold by such persons.

     Class Z shares of a Series may also be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, provided that (i) the plan purchases shares of the Series pursuant to an investment management agreement with The Prudential Insurance Company of America or its affiliates, (ii) the Series is an available investment option under the agreement and (iii) the plan will participate in the PruArray and SmartPath Programs (benefit plan recordkeeping services) sponsored by Prudential Mutual Fund Services LLC. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code.

RIGHTS OF ACCUMULATION

     Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Series and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of the Prudential Mutual Funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

     The Distributor or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

SALE OF SHARES

     You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent. See "Net Asset Value" below. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a dealer, your dealer must receive your sell order before the Fund computes its NAV for that day (I.E., 4:15 p.m., New York
Time) in order to receive that day's NAV. Your dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

     If you hold shares of a Series through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.



     If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your dealer in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, to the Distributor or to your dealer.



     Payment for redemption of recently purchased shares will be delayed until the Series or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.



EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:15 p.m., New York Time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. For more information, see "How to Buy, Sell and Exchange Shares of the Fund - Telephone Redemptions and Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.

     SIGNATURE GUARANTEE. If the proceeds of the redemption (a) exceed $100,000,
(b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.



     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your dealer of the certificate and/or written request, except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your account at your dealer, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission ("SEC"), by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

     REDEMPTION IN KIND. If the Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Series may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "Net Asset Value" below. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which each Series is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Series during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of each Series, the Director may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Series will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.



     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Series and account at the NAV next determined after the order is received, which must be within 90 days after the date of redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent either directly or through the Distributor of your dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.



CONTINGENT DEFERRED SALES CHARGES

     Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price of the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                  CONTINGENT DEFERRED SALES
                                                   CHARGE AS A PERCENTAGE
            YEAR SINCE PURCHASE                    OF DOLLARS INVESTED OR
               PAYMENT MADE                          REDEMPTION PROCEEDS
            -------------------                   -------------------------
       First                                                 5.0%
       Second                                                4.0%
       Third                                                 3.0%
       Fourth                                                2.0%
       Fifth                                                 1.0%
       Sixth                                                 1.0%
       Seventh                                               None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

     Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

     SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase, or for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

     In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.



     You must notify the Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to a waiver of the CDSC. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the Transfer Agent or your broker will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                         REQUIRED DOCUMENTATION

Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be          A copy of the Social Security
considered disabled if she is unable       Administration award letter or a
to engage in any substantial gainful       letter from a physician on the
activity by reason of any medically        physician's letterhead stating that
determinable physical or mental            the shareholder is permanently
impairment which can be expected to        disabled. In the case of a trust, a
result in death or to be of                copy of the trust agreement
long-continued and indefinite              identifying the grantor will be
duration.                                  required as well). The letter must
                                           also indicate the date of disability.


Distribution  from an IRA or  403(b)       A copy of the distribution form from
Custodial Account                          the custodial firm indicating (i) the
                                           date of birth of the shareholder
                                           and(ii) that the shareholder is over
                                           age 59 1/2 and is taking a normal
                                           distribution--signed by the
                                           shareholder.

Distribution from Retirement Plan          A letter signed by the plan
                                           administrator/trustee indicating the
                                           reason for the distribution.

Excess Contributions                       A letter from the shareholder (for an
                                           IRA) or the plan
                                           administrator/trustee on company
                                           letterhead indicating the amount of
                                           the excess and whether or not taxes
                                           have been paid.


     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

     The CDSC is reduced on redemptions of Class B shares of Global Growth series purchased prior to August 1, 1994 if, immediately after a purchase of such shares, the aggregate cost of all Class B shares of Global Growth series owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of Global Growth series in one year and an additional $450,000 of Class B shares in the following year with the result that the aggregate cost of your Class B shares of Global Growth series following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                          CONTINGENT DEFERRED SALES CHARGE
                                         AS A PERCENTAGE OF DOLLARS INVESTED
                                               OR REDEMPTION PROCEEDS
                                      ------------------------------------------
        YEAR SINCE PURCHASE
            PAYMENT MADE              $500,001 TO $1 MILLION     OVER $1 MILLION
        --------------------          ----------------------     ---------------

           First ......................        3.0%                   2.0%
           Second .....................        2.0%                   1.0%
           Third ......................        1.0%                     0%
           Fourth and thereafter ......          0%                     0%

     You must notify the Series' Transfer Agent either directly or through Prudential Securities, Prusec or your broker, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

     BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE--CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since each Series tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) eligible to convert to Class A shares (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT



     Upon the initial purchase of a Series' shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing. Certificates are issued only for full shares and may be redeposited in the Shareholder Investment Account at any time. There is no charge to the investor for the issuance of a certificate. Each Series makes available to the shareholders the following privileges and plans.



AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at the net asset value per share at the close of business on the record date. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. The reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distribution will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE

     Each Series makes available to its shareholders the privilege of exchanging their shares of the Series for shares of certain other Prudential Mutual Funds (the Exchange Privilege), including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of a Series. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

     If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

     If you hold certificates, the certificates must be returned in order for the shares to be exchanged. See "Sale of Shares" above.



     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.



     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

CLASS A. Shareholders of a Series may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Structured Maturity Fund and Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

     The following money market funds participate in the Class A Exchange
     Privilege:

            Prudential California Municipal Fund
              (California Money Market Series)

            Prudential Government Securities Trust
              (Money Market Series)
              (U.S. Treasury Money Market Series)

            Prudential Municipal Series Fund
              (Connecticut Money Market Series)
              (Massachusetts Money Market Series)
              (New Jersey Money Market Series)
              (New York Money Market Series)

            Prudential Money Mart Assets (Class A Shares)

            Prudential Tax-Free Money Fund

CLASS B AND CLASS C. Shareholders of a Series may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of a Series may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Series, such shares may be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Series from a money market fund during the month (and are held in a Series at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.


     At any time after acquiring shares of other funds participating in the Class B and Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B and Class C shares of a Series, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

     CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.



     SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Purchase, Redemption and Pricing of Series Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" above) and for shareholders who qualify to purchase Class Z shares (see "Purchase, Redemption and Pricing of Fund Shares--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another dealer that they are eligible for this special exchange privilege.



     Participants in any fee-based program for which a Series is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities' 401(k) Plan following separation from service (I.E., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

     Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Series' Transfer Agent, the Distributor or your Dealer. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including a Series, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college for the 1993-1994 academic year averaged around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

 PERIOD OF
 MONTHLY INVESTMENTS:       $100,000      $150,000       $200,000       $250,000
 --------------------       --------      --------       --------       --------
     25 Years               $  105        $  158         $  210         $  263
     20 Years                  170           255            340            424
     15 Years                  289           433            578            722
     10 Years                  547           820          1,093          1,366
     5 Years                 1,361         2,041          2,721          3,402

         See  "Automatic Savings Investment Plan (AIP)."

- -----------

     (1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

     (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Series. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)



     Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Series by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of such Series. The investor's bank must be a member of the Automatic Clearing House System.



     Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN



     A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemptions in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC. See "How to Buy, Sell and Exchange Shares of the Series--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of each Series.

     In the case of shares held through the Transfer Agent, (i) a $10,000 minimum account value applies, (ii) systematic withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and/or Distributions" above.

     The Transfer Agent, the Distributor or the shareholder's broker act as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawals. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to
(i) the purchase of Class A shares and (ii) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.



TAX-DEFERRED RETIREMENT PLANS

     Various tax-deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax sheltered accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

     INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                            TAX-DEFERRED COMPOUNDING(1)

        CONTRIBUTIONS                  PERSONAL
        MADE OVER:                      SAVINGS                        IRA
        -------------                  ---------                    ---------
        10 years                        $ 26,165                    $ 31,291
        15 years                          44,676                      58,649
        20 years                          68,109                      98,846
        25 years                          97,780                     157,909
        30 years                         135,346                     244,692

- -----------

     (1) The chart is for illustrative purposes only and does not represent the performance of a Series or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

     From time to time, a Series may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Series may waive or reduce its minimum initial investment requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Adviser or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by theprogram, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE

     Each Series' net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Directors have fixed the specific time of day for the computation of each Series' net asset value to be as of 4:15 P.M., New York time.

     Under the Investment Company Act, the Directors are responsible for determining in good faith fair value of securities of each Series. In accordance with procedures adopted by the Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the applicable Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the applicable Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or the Valuation Committee or the Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors; cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. Each Series will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Series shares have been received or days on which changes in the value of a Series' portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of each Series' shares shall be determined at the time between such closing and 4:15 P.M., New York Time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAVs of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAVs of Class A, Class B and Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAVs of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.



                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     Each Series has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code for each taxable year. Accordingly, a Series must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of its assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of such Series' assets, and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). These requirements may limit a Series' ability to invest in other types of assets.

     As a regulated investment company, a Series will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders, provided (among other things) that at least 90% of the Series' net investment income (including net short-term capital gains) other than long-term capital gains earned in the taxable year is distributed. Each Series intends to distribute annually to its shareholders all of its taxable net investment income, which includes dividends, interest and any net short-term capital gains in excess of net long-term capital losses. The Board of Directors of the Fund will determine once a year whether to distribute any net long-term capital gains in excess of any net short-term capital losses. In determining the amount of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains. A 4% nondeductible excise tax will be imposed on a Series to the extent such Series does not meet certain distribution requirements by the end of each calendar year.

     Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time a Series accrues income, expenses or other liabilities denominated in a foreign currency and the time such Series actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss for federal income tax purposes. Similarly, gains or losses on the disposition of debt securities held by a Series, if any, denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

     Gains or losses on sales of securities by a Series will generally be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where a Series acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by a Series on securities lapses or is terminated through a closing transaction, such as a purchase by a Series of the option from its holder, a Series will generally realize short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by such Series in the closing transaction. If securities are sold by a Series pursuant to the exercise of a call option written by it, such Series will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of a Series' transactions may be subject to wash sale straddle, constructive sale and short sale provisions of the Internal Revenue Code which may, among other things, require such Series to defer losses, recognize gain or cause gain to be treated as ordinary income rather than as capital gain. In addition, debt securities acquired by a Series may be subject to original issue discount rules which may, among other things, cause such Series to accrue income in advance of the receipt of cash with respect to interest and market discount rules which may, among other things, cause gains to be treated as ordinary income.

     Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Series may invest. See "Investment Objectives and Policies." These investments generally will constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Series' taxable year, I.E., treated as having been sold at market value. Sixty percent of any capital gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

     Forward currency contracts, options and futures contracts entered into by a Series may create "straddles" for federal income tax purposes, which may result in the deferral of losses on positions held by the Series to the extent of any unrecognized gain on offsetting positions held by the Series and a limitation on the deductibility of interest or other charges incurred to purchase or carry such positions.

     A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Series acquires and holds stock in a PFIC beyond the end of the year of its acquisition, such Series will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if such Series distributes the PFIC income as a taxable dividend to its shareholders. If a Series elects to treat any PFIC in which it invests as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, such Series will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to such Series; those amounts would be subject to the distribution requirements applicable to such Series described above. Because the election to treat a PFIC as a qualifying electing Fund cannot be made without the provision of certain information by the PFIC, a Series may not be able to make such an election. For taxable years of each Series beginning after December 31, 1997, if a Series does not or cannot elect to treat such a PFIC as a "qualified electing fund," such Series can make a "mark-to-market" election, I.E., treat the shares of the PFIC as sold on the last day of such Series' taxable year, and thus avoid the special tax and interest charge. The gains a Series recognizes from the mark-to-market election would be included as ordinary income in the net investment income such Series must distribute to shareholders, notwithstanding that such Series would receive no cash in respect of such gains. Any loss from the mark-to-market election may be recognized by the Fund to the extent of its previously reported mark-to-market gains.

     Dividends of net investment income will be taxable to a U.S. shareholder as ordinary income regardless of whether such shareholder receives such dividends in additional shares or in cash. Dividends received from a Series will be eligible for the dividends-received deduction for corporate shareholders only to the extent that a Series' income is derived from certain dividends received from domestic corporations. The amount of dividends qualifying for the dividends-received deduction will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of a Series' taxable year. Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains regardless of whether the shareholder receives such distribution in additional shares or in cash and regardless of how long the shareholder has held a Series' shares, and will not be eligible for the dividends-received deduction for corporations.

     Any dividends or capital gains distributions received by a shareholder will have the effect of reducing the net asset value of the Series' shares by the exact amount of the dividend or capital gains distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of a dividend or capital gains distribution, such dividend or capital gains distribution, although constituting a return of capital, will be taxable as described above. Prior to purchasing shares of the Series, therefore, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

     Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Series on the reinvestment date.

     Any loss realized on a sale, redemption or exchange of shares of the Series by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

     If a shareholder who acquires shares of the Series sells or otherwise disposes of such shares within 90 days of acquisition, certain sales charges incurred in acquiring such shares may not be included in the basis of such shares for purposes of calculating gain or loss realized upon such sale or disposition.

     Distributions of net investment income made to a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, foreign corporation or foreign partnership (foreign shareholder) will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate), unless the dividends are effectively connected with the U.S. trade or business of the shareholder and the shareholder complies with certain filing requirements. Gains realized upon the sale or redemption of shares of the Series by a foreign shareholder and distributions of net long-term capital gains to a foreign shareholder will generally not be subject to U.S. income tax unless the gain is effectively connected with a trade or business carried on by the shareholder within the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for more than 182 days during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Series may be required to withhold U.S. federal income tax at the rate of 31% of distributions of net long-term capital gains unless IRS Form W-8 is provided. If distributions are effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of net investment income and net long-term capital gains will generally be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Transfers by gift of shares of the Series by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of the shares of the Series held by such a shareholder at his death will be includable in his gross estate for U.S. federal estate tax purposes. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Series.

     Income received by the Series from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Series' assets to be invested in various countries is not known.

     If the Series is liable for foreign taxes, the Series expects to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders foreign income taxes paid, but there can be no assurance that the Series will be able to do so. Under the Internal Revenue Code, if more than 50% of the value of the Series' total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Series will be eligible and may file an election with the Internal Revenue Service to "pass-through" to the Series' shareholders the amount of foreign income taxes paid by the Series. Pursuant to this election shareholders will be required to:
(i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign income taxes paid by the Series; (ii) treat their pro rata share of foreign income taxes as paid by them; and (iii) either deduct their pro rata share of foreign income taxes in computing their taxable income or, subject to certain limitations, use it as a foreign tax credit against U.S. income taxes imposed on foreign source income. For this purpose, the portion of dividends paid by the Series from its foreign source income will be treated as such. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to various limitations including a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains.

     Each shareholder will be notified within 60 days after the close of the Series' taxable year whether the foreign income taxes paid by the Series will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign income taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

     The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A or Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares.

     Distributions may be subject to additional state and local taxes.

                             PERFORMANCE INFORMATION

     AVERAGE ANNUAL TOTAL RETURN. A Series may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Average annual total return is computed according to the following formula:

                                  P(1+T)n = ERV

        Where: P = a hypothetical initial payment of $1,000.
               T = average annual total return.
               n = number of years.
               ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     Average annual total return takes into account any applicable initial or contingent deferred sales charge but does not take into account any federal or state income taxes that may be payable upon redemption.



     GLOBAL GROWTH SERIES: The average annual total return for Class A shares for the one year, five year and and since inception (January 22, 1990) periods ended October 31, 2000 was %, % and %, respectively. The average annual total return with respect to the Class B shares of Global Growth series for the one, five and ten year periods ended on October 31, 2000 was %, % and %, respectively. The average annual total return for Class C shares for the one year, five year and since-inception (August 1, 1994) periods ended October 31, 2000 was %, % and %, respectively. The average annual total return for Class Z shares of Global Growth series for the one year and since-inception (March 1, 1996) periods ended October 31, 2000 was % and %, respectively.

     INTERNATIONAL VALUE SERIES: Class A, Class B and Class C shares were first offered in September 1996. The average annual total return for Class A, Class B and Class C shares for the one year period ended October 31, 2000 was %, % and %, respectively. The average annual total return for Class A, Class B and Class C shares for the since-inception (September 22, 1996) period ended October 31, 2000 was %, % and %, respectively. The average annual total return for Class Z shares for the one year, five year and since-inception (November 5, 1992) periods ended October 31, 2000 was %, % and %, respectively.

     INTERNATIONAL GROWTH SERIES: [TEXT TO FOLLOW]

     YIELD. A Series may from time to time advertise its yield as calculated over a 30-day period. YIELD IS CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. This yield will be computed by dividing the Series' net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                  | (a-b+1)(6) |
                          Yield = | ( --- )-1  |
                            2     | (cd   )    |


     Where:    a    = dividends and interest earned during the period.
               b    = expenses accrued for the period (net of reimbursements).
               c    = the average daily number of shares  outstanding during the period that were entitled to receive dividends.
               d    = the  maximum  offering  price per share on the last day of the period.

     Yield fluctuates and an annualized yield quotation is not a representation by the Series as to what an investment in the Series will actually yield for any given period. Yields for a Series will vary based on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of such Series income and expenses.

     AGGREGATE TOTAL RETURN. A Series may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Aggregate total return represents the cumulative change in the value of an investment in the Series and is computedaccording to the following formula:

                                     ERV - P
                                     -------
                                        P

     Where:    P    = a hypothetical initial payment of $1000.
               ERV  = ending  redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical
                    $1000 payment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable uponredemption or any applicable initial or contingent deferred sales charges.



     GLOBAL GROWTH SERIES: The aggregate total return with respect to the Class A shares of Global Growth Series for the one year, five year and since-inception (January 22, 1990) periods ended October 31, 2000 was %, % and %, respectively. The aggregate total return with respect to the Class B shares of Global Growth Series for the one, five and ten year periods ended on October 31, 2000 was %, % and %, respectively. The aggregate total return for Class C shares for the one year, five year and since-inception (August 1, 1994) periods ended October 31, 2000 was %, % and %, respectively. The aggregate total return for Class Z shares of Global Growth Series for the one year and since-inception (March 1, 1996) periods ended October 31, 2000 was % and %, respectively.

     INTERNATIONAL VALUE SERIES: The aggregate total return with respect to the Class A shares of International Value Series for the one year and since-inception (September 23, 1996) periods ended October 31, 2000 was % and %, respectively. The aggregate total return with respect to the Class B shares of the International Value Series for the one year and since-inception (September 23, 1996) periods ended on October 31, 2000 was % and %, respectively. The aggregate total return with respect to the Class C shares of the Series for the one year and since-inception (September 23, 1996) periods ended on October 31, 2000 was % and %, respectively. The aggregate total return for Class Z shares for the one year, five year and since-inception (November 5, 1992) periods ended October 31, 2000 was %, % and %, respectively.

     INTERNATIONAL GROWTH SERIES: [TEXT TO FOLLOW]

     ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.



     From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indices. In addition, advertising materials may reference studies or analyses performed by the manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.


     From time to time, the performance of a Series may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term with the rate of INFLATION.(1)


                               NEW CHART PROVIDED

- --------------

     (1) Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                  APPENDIX I--DESCRIPTION OF SECURITY RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS:

     AAA - Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, or C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

     Aaa - Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF DUFF & PHELPS BOND RATINGS:

     AAA - Bonds rated AAA by Duff & Phelps are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+, AA, AA- - Bonds rated AA+, AA or AA- are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A+, A, A- - Bonds rated A+, A or A- have protection factors which are average but adequate; however, risk factors are more variable and greater in periods of economic stress.

     BBB+, BBB, BBB- - Bonds rated BBB+, BBB or BBB- have below average protection factors but are still considered sufficient for prudent investment. These bonds demonstrate considerable variability in risk during economic cycles.

     BB+, BB, BB- - Bonds rated BB+, BB, or BB- are below investment grade but are still deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B+, B, B- - Bonds rated B+, B, or B- are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC - Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     DD - Bonds rated DD are defaulted debt obligations. The issuer failed to meet scheduled principal and/or interest payments.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

DESCRIPTION OF DUFF & PHELPS COMMERCIAL PAPER RATING:

     Duff & Phelps commercial paper ratings are divided into three categories, ranging from "1" for the highest quality obligations to "3" for the lowest. No ratings are issued for companies whose paper is not deemed investment grade. Issues assigned the Duff 1 rating are considered top grade. This category is further divided into three gradations as follows: Duff 1 plus -- highest certainty of timely payment, short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; Duff 1 -- very high certainty of timely payment, liquidity factors are excellent and supported by strong fundamental protection factors, risk factors are minor; Duff 1 minus-high certainty of timely payment, liquidity factors are strong and supported by good fundamental protection factors, risk factors are very small. Issues rated Duff 2 represent a good certainty of timely payment; liquidity factors and company fundamentals are sound; although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good; risk factors are small. Duff 3 represents a satisfactory grade; satisfactory liquidity and other protection factors qualify issue as to investment grade; risk factors are larger and subject to more variation; nevertheless timely payment is expected.

                  APPENDIX II--GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

     Standard Deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                   APPENDIX III--HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     This chart shows the long-term performance of various asset classes and the rate of inflation.

--------------------------------------------------------------------------------

                                 INSERT CHART A

--------------------------------------------------------------------------------

Source:   Ibbotson  Associates.   Used  with  permission.   This  chart  is  for
illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to reinvestment of interest. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the U.S. government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

                                     III-1

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1989 through 1999. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of either Series or of any sector in which a Series invests.

     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

            HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                                [Insert Chart B]

(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
Source: Lipper, Inc.

(5) SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.


                                     III-2

This chart illustrates the                 This chart shows the growth of a
performance of major world stock           hypothetical $10,000 investment
markets for the period from                made in the stock representing the
December 31, 1985 through December         S&P 500 stock index with and
31, 1999. It does not represent the        without reinvested dividends.
performance of any Prudential
Mutual Fund.





     [Insert Chart C]



                                                  [Insert Chart D]



Source: Morgan Stanley Capital             Source: Lipper, Inc. Used with
International (MSCI) based on data         permission. All rights reserved.
retrieved from Lipper Analytical           This chart is for illustrative
New Application (LANA). Morgan             purposes only and is not
Stanley country indices are                representative of the past, present
unmanaged indices which include            or future performance of any
those stocks making up the largest         Prudential Mutual Fund. Common
two-thirds of each country's total         Stock total returns are based on the
stock market capitalization. This          S&P 500 Index, a market-value
chart is for illustrative purposes         weighted index made up of 500 of
only and is not indicative of the          the largest stocks in the U.S.
past, present or future performance        based upon their stock market
of any specific investment.                value. Investors cannot buy or
Investors cannot invest directly in        invest in market indices.
stock indices.












                                [Insert Chart E]






           Source: Morgan Stanley Capital International, December 31, 1999. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

                                     III-3

This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1999)



                                (INSERT CHART F)


- ----------
Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1999. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.


                                     III-4

                      PRUDENTIAL GLOBAL GENESIS FUND, INC.

                       Statement of Additional Information
                             dated October 27, 2000

  Prudential Global Genesis Fund, Inc. (the "Fund") is an open-end, diversified management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity-related securities (common stock, preferred stock, rights, warrants and debt securities or preferred stocks which are convertible or exchangeable for common stock or preferred stock and master limited partnerships, among others) of smaller foreign and domestic companies. Smaller companies are those with market capitalizations of less than $1.5 billion, measured at the time of initial purchase. Under normal circumstances, the Fund intends to invest at least 65% of its total assets in such securities. The Fund may also invest in equity-related securities of other companies and in non-convertible debt securities, engage in various derivatives transactions, including options on equity securities, financial indices and foreign currencies, futures contracts on foreign currencies and foreign currency exchange contracts and may purchase and sell futures contracts on foreign currencies and groups of currencies and financial or stock indices to hedge its portfolio and to attempt to enhance return. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, its Investments and Risks" in this Statement of Additional Information.

  The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

  The Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated October 27, 2000, a copy of which may be obtained from the Fund upon request.


                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund History...............................................................  B-2
Description of the Fund, its Investments and Risks.........................  B-2
Investment Restrictions.................................................... B-15
Management of the Fund..................................................... B-16
Control Persons and Principal Holders of Securities........................ B-18
Investment Advisory and Other Services..................................... B-20
Brokerage Allocation and Other Practices................................... B-24
Capital Stock and Organization............................................. B-26
Purchase, Redemption and Pricing of Fund Shares............................ B-26
Shareholder Investment Account............................................. B-31
Net Asset Value............................................................ B-34
Taxes, Dividends and Distributions......................................... B-35
Performance Information.................................................... B-38
Financial Statements....................................................... B-41


Report of Independent Accountants.......................................... B-72
Appendix I--Description of Security Ratings................................  I-1
Appendix II--General Investment Information................................ II-1


--------------------------------------------------------------------------------
MF136B


                                  FUND HISTORY

  The Fund was organized under the laws of Maryland on June 15, 1987 as a corporation.

              DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

(A) CLASSIFICATION

  The Fund is an open-end, diversified management investment company.

(B) INVESTMENT STRATEGIES AND RISKS

  The Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity-related securities (common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock and master limited partnerships, among others) of smaller foreign and domestic companies. Smaller companies are those with market capitalizations of less than $1.5 billion, measured at the time of initial purchase. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.

PORTFOLIO STRATEGY

  The Prudential Investment Corporation, doing business as Prudential Investments (PI), has regional investment teams based in Japan, North America, and Southeast Asia, and PRICOA Asset Management Ltd. (PRICOA and collectively with PI, the Investment Adviser or the Subadviser) has an investment team based in Europe. The investment approach heavily emphasizes independent, local research on high-quality companies; 32 investment professionals around the world are focused full-time on this effort, primarily on small capitalization companies but also on large capitalization companies in emerging markets and elsewhere. The regional investment teams perform intensive research on investment candidates, speak directly with management teams, and make timely buy and sell decisions. In addition, the regional investment teams utilize a disciplined selection system to help portfolio managers navigate successfully in markets characterized by significant earnings and price volatilities. By capitalizing on the superior growth rate of emerging market companies and less efficient stock markets in which they are traded, the Subadviser seeks to earn returns in excess of those achievable in the U.S. large capitalization stock market over a three-to-five year market cycle.

EQUITY-RELATED SECURITIES

  The Fund may invest in equity-related securities. Equity-related securities include common stock, preferred stock, rights, warrants and also debt securities or preferred stock which are convertible into or exchangeable for common stock or preferred stock and interests in master limited partnerships, among others.

  With respect to equity-related securities, the Fund may purchase America Depositary Receipts ("ADRs"). ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.

  The Fund may purchase sponsored or unsponsored ADRs. In a sponsored program, the foreign issuer arranges for the bank or trust company to hold the underlying foreign securities and issue the dollar-denominated certificates. An unsponsored program is not initiated or "sponsored" by the foreign issuer. As such, there may be less information available about a foreign issuer for which an unsponsored program was initiated than a foreign issuer that participates in a sponsored program.

CONVERTIBLE SECURITIES

  A convertible security is a bond or preferred stock which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

  In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase its market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  Convertible debt securities in which the Fund may invest must comply with the quality restrictions for debt securities described in the Fund's Prospectus.

WARRANTS

  The Fund may invest in warrants. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. The Fund does not intend to have more than 5% of its net assets invested in warrants during the coming year.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  From time to time, in the ordinary course of business, the Fund may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities. The Fund's Custodian will maintain, in a separate account of the Fund, cash, U.S. Government securities or other liquid unencumbered assets, marked to market daily, having a value equal to or greater than such commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. If the Fund chooses to dispose of the when-issued security prior to its receipt of, and payment for, the security, it could, as with the disposition of any portfolio security, incur a gain or loss due to market fluctuations.

SHORT SALES AGAINST-THE-BOX

  The Fund may make short sales of securities or maintain a short position, provided that (i) at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box) and (ii) not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales. Short sales will be made primarily for the purpose of hedging for a limited period of time certain long positions maintained by the Fund. In certain limited circumstances, a short sale against-the-box may be entered into without triggering the recognition of gains of an appreciated financial position in the security being sold short, but the short position must be closed within 30 days of the close of the tax year of the Fund to avoid recognition of gain for federal income tax purposes. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against-the-box during the coming year.

SECURITIES OF FOREIGN ISSUERS

  The value of the Fund's foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Fund's assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

  The economies of many of the countries in which the Fund may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

  Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

  Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. The securities markets in many of the countries in which the Fund may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations.

FOREIGN DEBT SECURITIES

  The Fund is permitted to invest in foreign corporate and government debt securities. "Foreign government debt securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currency of another such country.

  A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-government issuers include, among others, the Province of Ontario and the City of Stockholm. Foreign government debt securities shall also include debt securities of Government Entities denominated in European Currency Units. A European Currency Unit represents specified amounts of the currencies of certain of the member states of the European Community. Foreign government securities shall also include mortgage-backed securities issued by foreign Government Entities including quasi-governmental entities.

EMERGING MARKETS SECURITIES

  The risks of investing in foreign securities are heightened for emerging markets securities. Moreover, emerging markets securities present additional risks which should be considered carefully by an investor in the Fund. Investing in emerging markets securities involves exposure to economies that are less diverse and mature, and political and legal systems which are less stable, than those of developed markets. In addition, investment decisions by international investors, such as the Fund, particularly concurrent buying or selling programs, have a greater effect on securities prices and currency values than in more developed markets. As a result, emerging markets securities have historically been, and may continue to be, subject to greater volatility and share price declines than securities issued by U.S. corporations or companies in other markets that are considered developed.

  Many emerging markets have also experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative impact on securities prices.

RISK FACTORS AND SPECIAL CONSIDERATION OF INVESTING IN EURO-DENOMINATED
SECURITIES

  Effective January 1, 1999, 11 of the 15 member states of the European Union introduced the "euro" as a common currency. During a three year transitional period, the euro will coexist as legal tender with each member state's national currency. Beginning July 1, 2002, the euro is expected to become the sole legal tender of the member states. During the transition period, the Fund will treat the euro as a separate currency from the national currency of any member state.

  The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the member states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

  The introduction of the euro is expected to affect derivative and other financial contracts in which the Fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions, such as day-count fractions or settlement dates applicable to underlying instruments may be changed to conform to the conventions applicable to euro currency.

  The medium to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in economic environment and change in behavior of investors, all of which will impact the Fund's investments.

REPURCHASE AGREEMENTS

  The Fund may enter into repurchase agreements, pursuant to which the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and place. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

  The Fund may participate in a joint repurchase agreement account with other investment companies managed by Prudential Investments Fund Management LLC
(PIFM) pursuant to an order of the Securities and Exchange Commission (SEC). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund receives the income earned or accrued in the joint account based on the percentage of its investment.

BORROWING

  The Fund may borrow an amount equal to no more than 20% of the value of its total assets (computed at the time the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." The Fund does not currently intend to borrow money in order to invest in securities.

LENDING OF SECURITIES

  Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 30% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

  A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

  Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

ILLIQUID SECURITIES

  The Fund may hold up to 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

  However, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

  Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

  Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by the NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

  The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

SECURITIES OF OTHER INVESTMENT COMPANIES

  The Fund may invest up to 5% of its total assets in securities of other investment companies. Generally, the Fund does not intend to invest in such securities. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

OPTIONS ON SECURITIES

  The Fund may purchase and write (that is, sell) put and call options on securities that are traded on U.S. or foreign securities exchanges or that are traded in the over-the-counter markets. A call option is a short-term contract (having a duration of nine months or less) pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund will generally write put options when its investment adviser desires to invest in the underlying security. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

  The Fund may write "covered" options. A call option written by the Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund segregates cash, U.S. Government securities or other liquid unencumbered assets, marked-to-market daily, with a value equal to the exercise price, or else holds on a share-for-share basis a put on the same security as the put written if the exercise price of the put held is equal to or greater than the exercise price of the put written.

  If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she had been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

  The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by any appreciation of the underlying security if the Fund holds the underlying security in its portfolio.

  The Fund may also purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below.

  OPTIONS ON SECURITIES INDICES. In addition to options on securities, the Fund may also purchase and sell put and call options on securities indices traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements on options on indices are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

  The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

RISKS OF TRANSACTIONS IN OPTIONS

  An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect offsetting transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect an offsetting purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

  Reasons for the absence of a liquid secondary market on an options exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON INDICES

  The Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

  Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

SPECIAL RISKS OF WRITING CALLS ON INDICES

  Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options and Options on Stock Indices, Foreign Currencies and Futures Contracts on Foreign Currencies."

  Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

  Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 33 1/3% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

  When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio to generate cash to settle the exercise. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

  If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

  Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries affect the values of options on foreign currencies. These risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

RISKS RELATED TO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt of dividends or interest payments in a foreign currency with respect to a security it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

  Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund's Custodian will place cash or other liquid, unencumbered assets, marked-to-market daily, in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts (less the value of any "covering" positions, if any). If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's net commitment with respect to such contracts.

  The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

  If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

  Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

  The Fund may purchase and sell financial futures contracts which are traded on a commodities exchange or board of trade. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the underlying currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. In the case of futures contracts on securities indices, one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. The correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by the investment adviser may still not result in a successful hedging transaction.

  Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close out a futures position. In the event the Fund could not close out a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract. Currently, currency futures contracts are available on various foreign currencies including the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, German Mark and the Euro. Index futures contracts are available on various U.S. and foreign securities indices.

  Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the Fund's futures or options transactions constitute bona fide hedging transactions within the meaning of the regulations of the Commodity Futures Trading Commission (CFTC). The Fund will use currency futures and options on futures or commodity options contracts in a manner consistent with this requirement. The Fund may also enter into futures or related options contracts for return enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for bona fide hedging purchases.

  Successful use of futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets and other factors affecting currencies or the securities market generally. For example, if the Fund had hedged against the possibility of an increase in currency rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities will not necessarily be at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

  The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS

  An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently options can be purchased or written with respect to futures contracts on various foreign currencies, including the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, German Mark and the Euro. With respect to stock indices, options are traded on futures contracts for various U.S. and foreign stock indices including the S&P 500 Stock Index and the NYSE Composite Index.

  The holder or writer of an option may close out its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such close out transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS AND OPTIONS ON STOCK INDICES, FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES

  The Fund may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. The Fund will write put options on stock indices and foreign currencies and futures contracts on foreign currencies only if they are covered by segregating with the Fund's Custodian an amount in cash, U.S. Government securities, or liquid assets equal to the aggregate exercise price of the puts. The Fund will not enter into futures contracts or related options if the aggregate initial margin and premiums exceed 5% of the liquidation value of the Fund's total assets, taking into account unrealized profits and losses on such contract, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase or sale of futures contracts and related options or bona fide hedging purposes within the meaning of regulations of the Commodities Futures Trading Commission. The Fund does not intend to purchase options on equity securities or securities indices if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets.

  Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, liquid securities, or a portfolio of securities substantially replicating the movement of the index, in the judgment of the Fund's investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

  If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the fund will so segregate, escrow or pledge an amount in cash, or liquid securities equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash, U.S. Government securities or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade short-term obligations in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

  The Fund may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund's portfolio securities alone.

  POSITION LIMITS. Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

(C) DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

  When conditions dictate a defensive strategy, the Fund may temporarily invest in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and the obligations of domestic and foreign banks, obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities and repurchase agreements maturing in seven days or less. In addition to the risks typically associated with money market instruments, such as credit risk and market risk, money market instruments issued by foreign issuers may be subject to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

(D) PORTFOLIO TURNOVER

  As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Taxes, Dividends and Distributions."

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

  The Fund may not:

  1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

  2. Make short sales of securities or maintain a short position, except short sales against-the-box.

  3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

  4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

  5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

  6. Purchase any security if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three years old, except that the Fund may invest in the securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such an agency or instrumentality.

  7. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

  8. Buy or sell commodities or commodity contracts. (For purposes of this restriction, futures contracts on currencies and on stock indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

  9. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

  10. Make investments for the purpose of exercising control or management.

  11. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or acquisition.

  12. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

  13. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 30% of the Fund's total assets).

  Whenever any fundamental investment policy or investment states a maximum percentage of the Fund's assets or net assets, it is intended that if the percentage limitation is met at the time the investment is made, then a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take action within three days to reduce its borrowings, as required by applicable law.

                            MANAGEMENT OF THE FUND

(A) DIRECTORS

  The Fund has Directors who, in addition to overseeing the actions of the Fund's Management, Subadviser and Distributor, decide upon matters of general policy.

  The Directors also review the actions of the Fund officers who conduct and supervise the daily business operations of the Fund.

(B) MANAGEMENT INFORMATION--DIRECTORS AND OFFICERS

  NAME, ADDRESS AND AGE (1)      POSITION WITH FUND      PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
  -------------------------      ------------------      --------------------------------------------
 Delayne Dedrick Gold (61)   Director                          Marketing and Management
                                                                Consultant; Director of The
                                                                High Yield Income Fund, Inc.
 *Robert F. Gunia (53)       Director and Vice President       Executive Vice President and
                                                                Chief Administrative Officer
                                                                (since June 1999) of Prudential
                                                                Investments; Corporate Vice
                                                                President (since September
                                                                1997) of the Prudential
                                                                Insurance Company of America
                                                                (Prudential); Executive Vice
                                                                President and Treasurer (since
                                                                December 1996) of Prudential
                                                                Investments Fund Management LLC
                                                                (PIFM); President (since April
                                                                1999) of Prudential Investment
                                                                Management Services LLC (PIMS);
                                                                formerly Senior Vice President
                                                                (March 1987-May 1999) of
                                                                Prudential Securities
                                                                Incorporated (Prudential
                                                                Securities); formerly Chief
                                                                Administrative Officer (July
                                                                1990-September 1996), Director
                                                                (January 1989-September 1996),
                                                                and Executive Vice President,
                                                                Treasurer and Chief Financial
                                                                Officer (June 1987-September
                                                                1996) of Prudential Mutual Fund
                                                                Management Inc. (PMF).
 Robert E. LaBlanc (65)      Director                          President (since 1981) of Robert
                                                                E. LaBlanc Associates, Inc.
                                                                (telecommunications); formerly
                                                                General Partner at Salomon
                                                                Brothers; and Vice Chairman of
                                                                Continental Telecom; Director
                                                                of Storage Technology
                                                                Corporation (since 1979), Titan
                                                                Corporation (since 1995),
                                                                Salient 3 Communications, Inc.,
                                                                Chartered Semi-Conductor
                                                                Manufacturing Ltd. (since 1998)
                                                                and Tribune Company (since
                                                                1981); and Trustee of Manhattan
                                                                College.
 *David R. Odenath, Jr. (42) Director                          Officer in Charge, President,
                                                                Chief Executive Officer and
                                                                Chief Operating Officer (since
                                                                June 1999) of PIFM; Senior Vice
                                                                President (since June 1999) of
                                                                Prudential; Senior Vice
                                                                President (August 1993-May
                                                                1999) of PaineWebber Group,
                                                                Inc.
 Robin B. Smith (60)         Director                          Chairman and Chief Executive
                                                                Officer (since August 1996) of
                                                                Publishers Clearing House;
                                                                formerly President and Chief
                                                                Executive Officer (January
                                                                1989-August 1996) and President
                                                                and Chief Operating Officer
                                                                (September 1981-December 1988)
                                                                of Publishers Clearing House;
                                                                Director of BellSouth
                                                                Corporation (since 1994),
                                                                Texaco Inc. (since 1992),
                                                                Springs Industries Inc. (since
                                                                1993) and Kmart Corporation
                                                                (since 1996).

    NAME, ADDRESS AND
         AGE (1)          POSITION WITH FUND  PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
    -----------------     ------------------  --------------------------------------------
 Stephen Stoneburn (56)   Director             President and Chief Executive Officer
                                                (since June 1996) of Quadrant Media Corp.
                                                (a publishing company); formerly President
                                                (June 1995-June 1996) of Argus Integrated
                                                Media, Inc.; Senior Vice President and
                                                Managing Director (January 1993-1995),
                                                Cowles Business Media; Senior Vice
                                                President (January 1991-1992) and
                                                Publishing Vice President (May 1989-
                                                December 1990) of Gralla Publications (a
                                                division of United Newspapers, U.K.); and
                                                Senior Vice President of Fairchild
                                                Publications, Inc. (1975-1989).
 *John R. Strangfeld (46) Director and         Chief Executive Officer, Chairman,
                          President             President and Director (since January
                                                1990) of The Prudential Investment
                                                Corporation; Executive Vice President
                                                (since February 1998) of Prudential Global
                                                Asset Management Group of Prudential;
                                                Chairman (since August 1989) of Pricoa
                                                Capital Group; formerly various positions
                                                to Chief Executive Officer (November 1994-
                                                December 1998) of Private Asset Management
                                                Group of Prudential and Senior Vice
                                                President (January 1986-August 1989) of
                                                Prudential Capital Group, a unit of
                                                Prudential.
 Nancy H. Teeters (70)    Director             Economist; formerly Director of Inland
                                                Steel Industries (July 1989-1999);
                                                formerly, Vice President and Chief
                                                Economist (July 1984-July 1990) of
                                                International Business Machines
                                                Corporation; formerly, Governor of Federal
                                                Reserve System (1978-1984).
 Robert C. Rosselot (40)  Secretary            Assistant General Counsel (since September
                                                1997) of PIFM; formerly, partner with the
                                                law firm of Howard & Howard, Bloomfield
                                                Hills, Michigan (December 1995-September
                                                1997) and Corporate Counsel, Federated
                                                Investors (1990-1995).
 Clay T. Whitehead (61)   Director             President (since May 1983) of National
                                                Exchange Inc. (new business development
                                                firm).
 Grace C. Torres (41)     Treasurer and        First Vice President (since December 1996)
                          Principal Financial   of PIFM; First Vice President (since March
                          and Accounting        1994) of Prudential Securities; formerly,
                          Officer               First Vice President (March 1994-September
                                                1996) of Prudential Mutual Fund
                                                Management, Inc. and Vice President (July
                                                1989-March 1994) of Bankers Trust
                                                Corporation.

----------
(/1/)Unless otherwise noted the address for each of the above persons is c/o
     Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.

* "Interested" director, as defined in the Investment Company Act, by reason of his affiliation with PIMS, Prudential or PIFM.

  Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by PIMS.

  Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

  The Fund pays each of its Directors who is not an affiliated person of PIFM or Prudential Investments (PI) annual compensation of $2,100, in addition to certain out-of-pocket expenses. Directors who serve on Fund committees may receive additional compensation. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on which boards the Director may be asked to serve.

 Directors may receive their Directors' fees pursuant to a deferred fee arrangement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Directors' fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

  The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

  The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended May 31, 2000 and the aggregate compensation paid to such Directors for service on the Fund's Board and that of any other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1999.

                              COMPENSATION TABLE

                                                         TOTAL
                                                      COMPENSATION
                                                       FROM FUND
                                        AGGREGATE       AND FUND
                                       COMPENSATION   COMPLEX PAID
    NAME AND POSITION                   FROM FUND   TO DIRECTORS (2)
    -----------------                  ------------ ----------------
Edward D. Beach--Former Director          $1,550    $142,500(43/70)*
Delayne D. Gold--Director                 $2,075    $144,500(43/70)*
Robert F. Gunia (1)--Director               --             --
Don G. Hoff--Former Director              $  750    $ 22,500(20/39)*
Robert F. LaBlanc--Director               $2,075    $ 61,250(20/39)*
David R. Odenath, Jr. (1)--Director          --                  --
Robin B. Smith(2)--Director               $2,100    $ 96,000(32/44)*
Stephen Stoneburn--Director               $2,075    $ 61,250(20/39)*
John R. Strangfeld, Jr. (1)--Director       --             --
Nancy H. Teeters--Director                $2,125    $ 97,000(25/43)*
Clay T. Whitehead--Director                  --     $ 77,000(38/66)*

----------
 * Indicates number of funds/portfolios in the Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Directors who are "interested" do not receive compensation from the Fund Complex (including the Fund).

(2) Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1999, including amounts deferred at the election of Directors under the funds' Deferred Compensation Plans. Including accrued interest, total deferred compensation amounted to $156,478 for Robin B. Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the Fund rate.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  As of October 6, 2000, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

  As of October 6, 2000, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of shares of the Fund were:

   NAME                                  ADDRESS           CLASS   NO. SHARES/%
   ----                          -----------------------   -----   ------------
   Prudential Trust Company      30 Scranton Office Park      Z     4,950/13.5
    FBO PRU-DC Clients           Scranton, PA 18507
    Attn: John Sturdy

   Shelah Bennett                8 Karnell St                 Z      2,810/7.6
                                 Spring Valley, NY 10977

   Prudential Securities C/F     4392 Meeker                  Z      2,403/6.5
    Julia A. Lewis IRA DTD       Morral, OH 43337

   Prudential Bank & Trust C/F   25601 32nd PL S              Z      3,494/9.5
    Merlin J. Brockmeyer         Kent, WA 98032
    IRA DTD

  As of October 6, 2000, Prudential Securities was the record holder for other beneficial owners of the following:

            CLASS    NO. SHARES/%
            -----   --------------
            A           977,752/46
            B       1,254,011/53.2
            C          42,234/52.6
            Z          31,123/84.7

  In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to beneficial owners for which it is the record holder.

                    INVESTMENT ADVISORY AND OTHER SERVICES

(A) INVESTMENT ADVISERS

  The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund is Managed--Manager" in the Prospectus. As of August 31, 2000, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $76.4 billion. According to the Investment Company Institute, as of September 30, 1999, the Prudential Mutual Funds were the 20th largest family of mutual funds in the United States.

  Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PIFM, serves as the transfer agent and dividend distribution agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans.

  Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street, the Fund's custodian (the Custodian), and PMFS. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

  For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate equal to 1% of the average daily net assets of the Fund. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund.

  In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

    (a) the salaries and expenses of all of its and the Company's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's Investment Adviser;

    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

    (c) the fees, costs and expenses payable to the Subadviser pursuant to a subadvisory agreement between PIFM and the Subadviser (the Subadvisory Agreement).

  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated with PIFM or the Fund's Investment Adviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

  The Management Agreement also provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either PIFM or the Company (by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act) upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

  For the fiscal years ended May 31, 2000, 1999, and 1998, PIFM received net management and administrative fees of $843,758, $921,415 and $1,545,460, respectively.

  PIFM has entered into the Subadvisory Agreement with The Prudential Investment Corporation, doing business as Prudential Investments (PI, the Investment Adviser or the Subadviser). The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. Effective January 1, 2000, PI was compensated by PIFM for PI's services in the amount of .500% of the Fund's daily net assets. In addition, PIFM reimburses the Subadviser's costs and expenses pursuant to the subadvisory agreement between PIFM and the Subadvisor.

  The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party, as defined in the Investment Company Act on May 23, 2000, and by the initial shareholder of the Fund on September 8, 1988.

  The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or PIC upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

  Effective October 2000, Jennison Associates LLC (Jennison), a direct, wholly-owned subsidiary of PIC, became the Fund's investment adviser. PIFM has entered into an interim Subadvisory Agreement with Jennison whereby Jennison will provide the Fund investment advisory services until a new Subadvisory Agreement is approved by the Fund's shareholders. It is anticipated that a meeting of shareholders will be held during January 2001 for the purpose of approving a new Subadvisory Agreement with Jennison. The terms and conditions of both the interim Subadvisory Agreement and the proposed new Subadvisory Agreement are otherwise identical to the existing Subadvisory Agreement with PIC.

(B) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS

  Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. PIFM and PI, which are affiliated persons of the Fund, are affiliates of PIMS.

  Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act and a distribution agreement (the "Distribution Agreement"), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis dealers in consideration for the distribution, marketing, administrative and other services and activities provided by dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

  CLASS A PLAN. Prior to May 3, 2000, under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending May 31, 2001 and voluntarily limited its distribution-related fees for the fiscal year ended May 31, 2000, to .25 of 1% of the average daily net assets of the Class A shares.

  Effective May 3, 2000, the Distributor has waived the distribution-related fee under the Class A Plan. The Fund continues to pay the service fee under the Class A Plan.

  For the fiscal year ended May 31, 2000, the Distributor received payments of approximately $89,300 under the Class A Plan and spent approximately $85,400 in distributing the Fund's shares. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended May 31, 2000, the Distributor and Prudential Securities also collectively received approximately $26,700 in initial sales charges in connection with the sale of Class A shares, all of which was paid to brokers or dealers selling the Fund's Class A shares.

  CLASS B AND CLASS C PLANS. Prior to May 3, 2000, under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that
(1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.

  Effective May 3, 2000, the Distributor has waived the distribution-related fee under the Class B and Class C Plans. The Fund continues to pay the service fee under the Class B and Class C Plans.

  Class B Plan. For the fiscal year ended May 31, 2000, the Distributor received approximately $443,800 from the Fund under the Class B Plan and spent approximately $246,600 in distributing the Fund's Class B shares. It is estimated that of the latter amount, approximately 1.7% ($4,100) was spent on printing and mailing of prospectuses to persons other than current shareholders; 29.2% ($72,000) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses incurred for distribution of Class B shares; and 69.1% ($170,500) was spent on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (52.3% or $128,800) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (16.8% or $41,700). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

  The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal years ended May 31, 2000, 1999 and 1998, the Distributor received approximately $78,400, $116,300 and $256,200 respectively, in contingent deferred sales charges attributable to Class B shares, all of which was retained by the Distributor.

  Class C Plan. For the fiscal year ended May 31, 2000, the Distributor received approximately $8,700 under the Class C Plan and spent approximately $9,600 in distributing Class C shares. Of the latter amount, approximately 1.0% ($100) was spent on printing and mailing of prospectuses to persons other than current shareholders; approximately 4.2% ($400) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses incurred for distribution of Class C shares; and 94.8% ($9,100) was spent on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (85.4% or $8,200) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (9.4% or $900).

  For the fiscal year ended May 31, 2000, the Distributor received approximately $1,500 in initial sales charges in connection with the sale of Class C shares, all of which was retained by the Distributor. The Distributor (and Prudential Securities as its predecessor) also receive the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended May 31, 2000, the Distributor and Prudential Securities collectively received approximately $100 in contingent deferred sales charges attributable to Class C shares, all of which was paid over to brokers or dealers selling the Fund's Class C shares.

  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under the Class A Plan, Class B Plan or Class C Plan if such Plan is terminated or not continued.

  Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of the Class A, Class B and Class C shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors will be committed to the Rule 12b-1 Directors.

  Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1993, as amended.

  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  FEE WAIVERS/SUBSIDIES. PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return.

  NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of all classes would be suspended.

(C) OTHER SERVICE PROVIDERS

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for any foreign assets of the Fund held outside the United States.

  Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08853, serves as the Transfer Agent of the Fund. PMFS is an affiliate of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established shareholder account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

  PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

(D) CODE OF ETHICS

  The Board of Directors of the Fund has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (collectively, the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Securities and Exchange Commission.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES

  Subject to policies established by the Fund's Board of Directors and the oversight and review of the Manager, the Subadviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of its brokerage business. In executing such transactions, the Subadviser will seek to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Fund invests may be traded in the over-the-counter markets, and the Fund deals directly with the dealers who make markets in such securities except in those circumstances where better prices and execution are available elsewhere. Commission rates are established pursuant to negotiation with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Subadviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commissions available. The allocation of orders among brokers and the commission rates paid are reviewed quarterly by the Board of Directors of the Fund.

  The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who sell shares of the Fund or provide supplemental research, market and statistical information and other research services and products to the Subadviser may receive orders for transactions by the Fund. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect to investment decisions. Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Subadviser under the Subadvisory Agreement and the expenses of the Subadviser are not necessarily reduced as a result of the receipt of such supplemental information, services and products. Such information, services and products may be useful to the Subadviser in providing services to clients other than the Fund, and not all such information, services and products are used by the Subadviser in connection with the Fund. Similarly, such information, services and products provided to the Subadviser by brokers and dealers through whom other clients of the Subadviser effect securities transactions may be useful to the Subadviser in providing services to the Fund. The Subadviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers in order to secure information, services and products described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. During the fiscal year ended May 31, 1999, substantially all of the Fund's brokerage commissions were paid to firms which provided research services to the Fund's Subadviser.

  Although investment decisions for the Fund are made independently from those of the other accounts managed by the Subadviser, investments of the kind made by the Fund may often also be made by such other accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and one or more other accounts managed by the Subadviser, available investments are allocated in the discretion of the Subadviser by such means that, in its judgment, result in fair treatment. The Subadviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

  In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Thus, it will not deal in over-the-counter securities with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of the Fund's order.

  Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitation.

  Subject to the above considerations, Prudential Securities may act as a securities broker or dealer for the Fund. In order for Prudential Securities to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities must be reasonable and fair compared to the commissions, fees or other remuneration paid to other such brokers or dealers in connection with comparable transactions involving similar securities sold on an exchange during a comparable period of time. This standard would allow Prudential Securities to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or dealer in a commensurate arms-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" persons (as defined in the Investment Company Act), has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities are consistent with the foregoing standard. Brokerage transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law.

  The table below shows certain information regarding the payment of commissions by the Fund, including the commissions paid to Prudential Securities, for the three fiscal years ended May 31, 2000.

                                                 FISCAL YEAR ENDED MAY 31,
                                                ------------------------------
                                                  2000      1999       1998
                                                --------  --------  ----------
Total brokerage commissions paid by the Fund... $574,088  $624,941  $1,035,069
Total brokerage commissions paid to Prudential
 Securities.................................... $      0  $      0  $        0
Percentage of total brokerage commissions paid
 to Prudential Securities......................        0%        0%          0%
Percentage of total dollar amounts of
 transactions involving commissions that were
 effected through Prudential Securities........        0%        0%          0%


  The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company
Act) and their parents during their most recent fiscal year. As of May 31, 2000, the Fund held securities of ABN Amro Inc., Bear Stearns & Co., Inc., Credit Suisse First Boston Corp., Salomon Smith Barney, Inc. and Warburg Dillon Reed LLC in the aggregate amounts of $99,000, $117,000, $81,000, $198,000, and $180,000, respectively.

                        CAPITAL STOCK AND ORGANIZATION

  THE FUND IS AUTHORIZED TO ISSUE 125 MILLION SHARES OF CLASS A COMMON STOCK, 125 MILLION SHARES OF CLASS B COMMON STOCK, 125 MILLION SHARES OF CLASS C COMMON STOCK AND 125 MILLION SHARES OF CLASS Z COMMON STOCK OF THE FUND, $.01 PAR VALUE PER SHARE. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees) which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution and/or service fee arrangements and has separate voting rights on any other matter submitted to shareholders in which the interests of one class differ from the interests of another class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature, and (v) Class Z shares are offered exclusively for sales to a limited group of investors. In accordance with the Fund's Charter, the Board of Directors may authorize the creation of additional series of common stock, and classes within series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

  The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares of the Fund are also redeemable at the option of the Fund under certain circumstances. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares" in the Prospectus. Each share of each class of Common Stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares with the exception of Class Z shares, which are not subject to any distribution or service fees. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS OF THE FUND UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

SALE OF SHARES

  You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your dealer. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described in "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your dealer must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 p.m., New York time) in order to receive that day's NAV. Your dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

  If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities Financial Advisor.

  In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your dealer in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, to the Distributor or to your dealer.

  Payment for shares presented for redemption will be made by check within seven days after receipt of the written request, and certificate, if applicable, by the Transfer Agent, the Distributor or your dealer, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (i) when the New York Stock Exchange is closed for other than customary weekends and holidays, (ii) when trading on such exchange is restricted, (iii) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (iv) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii) or (iv) exist.

  Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

  SIGNATURE GUARANTEE. If the proceeds of the redemption (i) exceed $100,000,
(ii) are to be paid to a person other than the shareholder, (iii) are to be sent to an address other than the address on the Transfer Agent's records, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request or stock power must be signature guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

  REDEMPTION IN KIND. If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "Sale of Shares" above. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Fund may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other qualified or tax-deferred retirement plan or account, whose account has a net asset value of less than the applicable investment minimum due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

CONTINGENT DEFERRED SALES CHARGE

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period (or five years in the cost of shares purchased prior to January 22, 1990). Class C shares redeemed within 18 months of purchase (or one year in the case of shares purchased prior to November 2, 1998), will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years (or five years in the cost of shares purchased prior to January 22, 1990), in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:



                                                      CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE
     YEAR SINCE PURCHASE                               OF DOLLARS INVESTED OR
         PAYMENT MADE                                    REDEMPTION PROCEEDS
     -------------------                              -------------------------
        First........................................            5.0%
        Second.......................................            4.0%
        Third........................................            3.0%
        Fourth.......................................            2.0%
        Fifth........................................            1.0%
        Sixth........................................            1.0%
        Seventh......................................             None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990) and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

  Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds. The Guaranteed Investment Account, the Guaranteed Insulated Separate Account, or units of The Stable Value Fund.

  Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

  In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

  You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

  In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.




CATEGORY OF WAIVER                        REQUIRED DOCUMENTATION

Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be         A copy of the Social Security
considered disabled if he or she is       Administration award letter or a
unable to engage in any substantial       letter from a physician on the
gainful activity by reason of any         physician's letterhead stating that
medically determinable physical or        the shareholder (or, in the case of
mental impairment which can be            a trust, the grantor) is permanently
expected to result in death or to be      disabled. The letter must also
of long-continued and indefinite          indicate the date of disability.
duration.

Distribution from an IRA or 403(b)        A copy of the distribution form from
Custodial Account                         the custodial firm indicating (i)
                                          the date of birth of the shareholder
                                          and (ii) that the shareholder is
                                          over age 59 1/2 and is taking a
                                          normal distribution--signed by the
                                          shareholder.

Distribution from Retirement Plan         A letter signed by the plan
                                          administrator/trustee indicating the
                                          reason for the distribution.

Excess Contributions                      A letter from the shareholder (for
                                          an IRA) or the plan
                                          administrator/trustee on company
                                          letterhead indicating the amount of
                                          the excess and whether or not taxes
                                          have been paid.

  The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

  The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994, if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:



                                            CONTINGENT DEFERRED SALES CHARGE
                                          AS A PERCENTAGE OF DOLLARS INVESTED
                                                 OR REDEMPTION PROCEEDS
                                         --------------------------------------
      YEAR SINCE PURCHASE
         PAYMENT MADE                    $500,001 TO $1 MILLION OVER $1 MILLION
      -------------------                ---------------------- ---------------
         First..........................          3.0%               2.0%
         Second.........................          2.0%               1.0%
         Third..........................          1.0%                 0%
         Fourth and thereafter..........            0%                 0%

  You must notify the Fund's Distributor or Transfer Agent either directly or through Prudential Securities, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

  Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 or 47.62%, multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

  Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans:

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

  For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends and/or other distributions in cash may subsequently reinvest any such distribution at NAV within 30 days after the payment date. Such reinvestment will be made at the NAV next determined after receipt of the distribution check or proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE

  The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

  It is contemplated that the exchange privilege may be applicable to new mutual funds (including new series of the Fund), the shares of which may be distributed by the Distributor.

  In order to exchange shares by telephone, you must elect the telephone exchange privilege on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

  If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

  If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

  In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

  CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain Prudential mutual funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

  The following money market funds participate in the Class A Exchange
Privilege: Prudential California Municipal Fund (California Money Market Series); Prudential Government Securities Trust (Money Market Series and U.S. Treasury Money Market Series) (Class A shares); Prudential Municipal Series Fund (Connecticut Money Market Series, Massachusetts Money Market Series, New York Money Market Series and New Jersey Money Market Series); Prudential MoneyMart Assets, Inc. (Class A shares); and Prudential Tax-Free Money Fund, Inc.

  CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

  Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

  At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds without being subject to any CDSC.

  CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in the account of a shareholder who qualifies to purchase Class A shares at NAV on a quarterly basis will be automatically exchanged for Class A shares unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

  Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

SYSTEMATIC WITHDRAWAL PLAN

  A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such a plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC.

  In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) systematic withdrawals may not be for less than $100, and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested. See "Automatic Reinvestment of Dividends and/or Distributions" above.

  The Transfer Agent, the Distributor or the applicable dealer acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

  Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

  Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

  Various tax deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

  Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

  INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING/1/


      CONTRIBUTIONS                   PERSONAL
       MADE OVER:                     SAVINGS                     IRA
      -------------                   --------                    ---
        10 years                      $ 26,165                  $ 31,291
        15 years                        44,675                    58,649
        20 years                        68,109                    98,846
        25 years                        97,780                   157,909
        30 years                       135,346                   244,692

----------
/1/The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meets the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

  From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

  The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE

  The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares will be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Investment Adviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency forward contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

  Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Investment Adviser including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

  The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund will not be liable for federal income tax on its net investment income and capital gains, if any, that it distributes to shareholders, provided that at least 90% of the Fund's net investment income (including net short-term capital gains) other than long-term capital gains earned in the taxable year is distributed. Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. These requirements may limit the Fund's ability to invest in other types of assets. The Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. The Fund intends to make timely distributions of its income in compliance with these requirements and anticipates that it will not be subject to the excise tax.

  Under the Internal Revenue Code, any distributions designated as being made from the Fund's net capital gains will be taxable to its shareholders as long-term capital gains, regardless of the holding period of such shareholders. Such distributions of net capital gains will be designated by the Fund as a capital gains distribution in a written notice to its shareholders which accompanies the distribution payment. Any loss on the sale of shares held for less than six months will be treated as a long-term capital loss for federal income tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 20% for individual shareholders and 35% for corporate shareholders. Dividends and other distributions are taxable as described whether received in cash or reinvested in additional shares of the Fund.

  Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

  A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

  Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss for federal income tax purposes. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and its disposition dates are also treated as ordinary income or loss.

  Gains or losses on sales of securities by the Fund will generally be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a purchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, straddle, constructive sale and short sale provisions of the Internal Revenue Code which may, among other things, require the Fund to defer losses or cause gain to be treated as ordinary income rather than as capital gain. In addition, debt securities acquired by the Fund may be subject to original issue discount rules which may, among other things, cause the Fund to accrue income in advance of the receipt of cash with respect to interest, and market discount rules which may, among other things, cause gains to be treated as ordinary income.

  Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Fund may invest. These investments generally will constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year, i.e., treated as having been sold at market value. Sixty percent of any capital gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

  Forward currency contracts, options and futures contracts entered into by the Fund may create "straddles" for federal income tax purposes, which may result in the deferral of losses in positions held by the Fund to the extent of any unrecognized gain on offsetting positions held by the Fund, and the deductibility of interest or other charges incurred to purchase or carry such positions may be limited.

  A "passive foreign investment company" (PFIC) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. If the Fund elects to treat any PFIC in which it invests as a "qualified electing fund" then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing funds' annual ordinary earnings and net capital gain, even if they are not distributed to such Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. Because the election to treat a PFIC as a qualifying fund cannot be made without the provision of certain information by the PFIC, the Fund may not be able to make such an election. If the Fund does not or cannot elect to treat such a PFIC as a "qualified electing fund," the Fund can make a "mark-to-market" election with respect to certain "marketable stock", that is, treat the shares of the PFIC as sold on the last day of such Funds' taxable year, and thus avoid the special tax and interest charge. The gains the Fund recognizes from the mark-to-market election would be included as ordinary income in the net investment income the Fund must distribute to shareholders, notwithstanding that the Fund would receive no cash in respect of such gains. Any loss from the mark-to-market election may be recognized to the extent of previously reported mark-to-market gains.

  Dividends of net investment income will be taxable to a U.S. shareholder as ordinary income regardless of whether such shareholder receives such dividends in additional shares or in cash. Dividends received from the Fund will be eligible for the dividends-received deduction to corporate shareholders only to the extent that the Fund's income is derived from certain dividends received from domestic corporations. Since the Fund is not likely to have a substantial portion of its assets invested in stock of domestic corporations, the amount of the Fund's dividends eligible for the corporate dividends-received deduction will be minimal. The amount of dividends qualifying for the dividends-received deduction will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of the Fund's taxable year. Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains regardless of whether the shareholder receives such distributions in additional shares or in cash and regardless of how long the shareholder has held the Fund's shares, and will not be eligible for the dividends-received deduction for corporations.

  Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for future federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

  Distributions of net investment income to a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, foreign corporation or foreign partnership (foreign shareholder) will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate), unless the dividends are effectively connected with the U.S. trade or business of the shareholder and the shareholder complies with certain filing requirements. Gains realized upon the sale or redemption of shares of the Fund by a foreign shareholder and distributions of net long-term capital gains to a foreign shareholder will generally not be subject to U.S. income tax unless the gain is effectively connected with a trade or business carried on by the shareholder within the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for more than 182 days during the taxable year and certain other conditions are met. If distributions are effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of net investment income and net long-term capital gains will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of the shares of the Fund held by such a shareholder at his death will be includable in his gross estate for U.S. federal estate tax purposes. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

  Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Funds' assets to be invested in various countries is not known.

  If the Fund is liable for foreign taxes, the Fund expects to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Internal Revenue Code, if more than 50% of the value of the Funds' total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and may file an election with the Internal Revenue Service to "pass-through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign income taxes paid by the Fund; (ii) treat their pro rata share of the foreign income taxes as paid by them; and (iii) either deduct their pro rata share of the foreign income taxes in computing their taxable income or, subject to certain limitations, use it as a foreign tax credit against U.S. income taxes imposed on foreign source income. For this purpose, the portion of dividends paid by the Fund from its foreign source income will be treated as such. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to various limitations including a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains.

  The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

  The Fund may also be subject to state or local taxes in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Fund and of shareholders of the Fund with respect to distributions by the Fund may differ from federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.

                             PERFORMANCE INFORMATION

  AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

  Average annual total return is computed according to the following formula:

                                 P(1+T)/n/ = ERV

Where: P   = a hypothetical initial payment of $1000.
       T   = average annual total return.
       n   = number of years.
       ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 year periods.

  Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

  Below are the average annual total returns for the Fund's share classes for the periods ended May 31, 2000.


                                            1     5     10     SINCE
                                          YEAR   YEAR  YEAR  INCEPTION
                                          -----  ----  ----  ---------
      Class A............................ 19.65% 8.55% 8.55%    8.41%  (1-22-90)
      Class B............................ 20.08  8.70  8.28     9.38   (1-29-88)
      Class C............................ 22.83  8.63   N/A     6.81    (8-1-94)
      Class Z............................ 26.21   N/A   N/A    10.38   (9-16-96)


  AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

  Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                T = -------
                                       P

Where:P= a hypothetical initial payment of $1000.
   T = aggregate total return.
   ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
        (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

  Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

  Below are the aggregate total returns for the Fund's share classes for the periods ended May 31, 2000.



                                         1      5      10      SINCE
                                       YEAR   YEAR    YEAR   INCEPTION
                                       -----  -----  ------  ---------
      Class A......................... 25.95% 58.63% 138.92%  142.95%  (1-22-90)
      Class B......................... 25.08  52.79  121.25   201.77   (1-29-88)
      Class C......................... 25.08  52.79     N/A    48.36    (8-1-94)
      Class Z......................... 26.21    N/A     N/A    44.17   (9-16-96)

  ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

  From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indices. In addition, advertising materials may reference studies or analyses performed by the manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

  The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. Set forth below is a chart which compares the performance of different types of investments over the long-term with the rate of inflation./1/


          Performance Comparison of Different Types of Investments
                   Over The Long Term (12/31/25 - 12/31/99)

                                  [BAR CHART]
                        Common Stocks             11.4%

                        Long-Term Gov't. Bonds     5.1%

                        Inflation                  3.1%

/1/Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

        Prudential Global Genesis Fund, Inc.
                Portfolio of Investments as of May 31, 2000


Shares          Description                                     Value (Note 1)
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  93.0%
Common Stocks  92.4%
--------------------------------------------------------------------------------
Australia  0.4%
        27,100  Broken Hill Proprietary Co., Ltd.               $     276,269
--------------------------------------------------------------------------------
Austria  0.3%
        11,246  Adcon Telemetry AG                                    205,108
--------------------------------------------------------------------------------
Finland  0.5%
        30,198  JOT Automation Group Oyj                              177,373
        28,354  Metsa-Serla Oyj, Class B                              221,438
                                                                -------------
                                                                      398,811
--------------------------------------------------------------------------------
France  4.0%
         7,276  ActivCard S.A.(a)                                     136,425
         1,534  Aubay Technology S.A.(a)                              220,521
         6,248  Bouygues Offshore S.A.                                303,875
         1,947  Castorama Dubois                                      493,499
         2,851  Club Mediterranee S.A.                                359,983
         8,230  Credit Lyonnais S.A.                                  354,394
         5,487  ILOG S.A.(a)                                          177,054
         5,271  Ingenico S.A.                                         502,856
         6,827  Societe Generale D'Enterprises S.A.(a)                301,322
         7,420  Vallourec S.A.                                        270,657
        17,840  XRT-CERG                                              131,651
                                                                -------------
                                                                    3,252,237
--------------------------------------------------------------------------------
Germany  2.9%
         4,275  BKN International AG                                  240,704
           115  ce Consumer Electronic AG                              15,058
         3,922  Entrium Direct Bankers AG                             188,915
         2,452  Epcos AG(a)                                           300,085
           608  Intershop Communications AG(a)                        246,231
         4,906  Kamps AG                                              130,775
        15,496  NSE Software AG(a)                                    260,881
         1,361  Parsytec AG(a)                                        267,318


See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.


Shares         Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
       7,933   Suss Micro Technology AG                               $      288,628
       2,138   Telegate AG(a)                                                247,959
       3,737   Tomorrow Internet AG(a)                                       150,294
                                                                      --------------
                                                                           2,336,848
-------------------------------------------------------------------------------------
Hong Kong  0.8%
     763,000   Lung Kee Holdings Ltd.                                        140,997
     203,000   QPL International Holdings Ltd.(a)                            286,558
      89,500   Wing Hang Bank, Ltd.                                          177,449
                                                                      --------------
                                                                             605,004
-------------------------------------------------------------------------------------
India  0.2%
       1,180   Infosys Technologies, Ltd.                                    185,041
-------------------------------------------------------------------------------------
Ireland  0.1%
      15,420   Horizon Technology Group PLC(a)                               112,494
-------------------------------------------------------------------------------------
Israel  0.6%
       3,090   Card-Guard Scientific Survival Ltd.(a)                        134,076
      18,872   GEO Interact Media Group PLC(a)                               169,610
       6,000   Orckit Communications, Ltd(a)                                 150,094
                                                                      --------------
                                                                             453,780
-------------------------------------------------------------------------------------
Italy  1.1%
      41,460   Banca Popolare di Milano Scrl, SpA                            270,667
      21,167   Brembo, SpA(a)                                                225,691
      27,522   Bulgari, SpA                                                  344,934
                                                                      --------------
                                                                             841,292
-------------------------------------------------------------------------------------
Japan  11.7%
       2,300   Alpha Systems, Inc.                                           296,575
       4,100   Aucnet, Inc.                                                  193,455
       4,200   Avex, Inc.                                                    388,171
      35,000   Bank of Saga, Ltd.                                            119,397
         850   Bellsystem, Inc.                                              483,801
       1,600   C Two Network Co., Ltd.                                       282,401


                                               See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.


Shares         Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
      25,000   C Uyemura & Co., Ltd.                                  $      452,144
      21,000   Daifuku Co., Ltd.                                             183,379
      11,000   Daikin Industries Ltd.                                        218,725
      11,400   Daiseki Co., Ltd.                                             216,111
       1,000   Drake Beam Morin-Japan, Inc.                                  139,050
       3,840   Fancl Corp.                                                   352,408
       2,100   Fuji S Ware ABC                                               102,786
          10   Future System Consulting Corp.                                217,845
       5,000   Global Dining, Inc.                                           345,307
       3,700   GoldCrest Co., Ltd.                                           411,587
      25,000   Hokuetsu Paper Mills, Ltd.                                    194,438
      20,000   Ibiden Co., Ltd.                                              385,632
       4,200   Itoen Ltd.                                                    284,607
      18,600   Mimasu Semiconductor Industry Co., Ltd.                       317,256
          18   Ministop Co., Ltd.                                                395
       2,950   Misumi Corp.                                                  264,167
       3,000   Nichii Gakkan Co.                                             179,930
         900   Otsuka Kagu Ltd.                                              205,238
       4,500   Paramount Bed Co., Ltd.                                       328,714
       7,000   Plenus Co., Ltd.                                              320,556
      14,000   Pulstec Industrial Co., Ltd.                                  246,711
       5,000   Rock Field Co., Ltd.                                          245,655
       3,000   Ryohin Keikaku Co., Ltd.                                      436,338
       9,710   Sato Corp.                                                    265,534
      30,000   Sumitomo Bakelite Co., Ltd.                                   336,501
      10,000   Trancom Co., Ltd.                                              50,058
       4,000   Trend Micro, Inc.                                             545,075
      14,300   United Arrows Ltd.                                            498,429
                                                                      --------------
                                                                           9,508,376
-------------------------------------------------------------------------------------
Korea  0.3%
       2,800   LG Home Shopping, Inc.                                        237,486
-------------------------------------------------------------------------------------
Mexico  1.1%
      10,300   Cemex, S.A.(a)                                                218,231
      80,000   Grupo Mexico, S.A.(a)                                         272,684


 See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.


Shares         Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
       2,900   Tubos de Acero de Mexico, S.A. (ADR)                   $       39,150
      25,000   Tubos de Acero de Mexico, S.A.(a)                             331,387
                                                                      --------------
                                                                             861,452
-------------------------------------------------------------------------------------
Netherlands  0.5%
       3,798   ASM Lithography Holdings N.V.(a)                              140,173
      10,149   Fox Kids Europe N.V.(a)                                       135,266
       7,258   Ifco Systems N.V.                                             162,922
                                                                      --------------
                                                                             438,361
-------------------------------------------------------------------------------------
Norway  0.3%
      21,234   EDB Business Partners, ASA(a)                                 279,586
-------------------------------------------------------------------------------------
Portugal  0.2%
       3,246   PT Multimedia Servicos SGPS. S.A.(a)                          163,488
-------------------------------------------------------------------------------------
South Korea  0.5%
       1,500   Samsung Electronics Co.(a)                                    409,031
-------------------------------------------------------------------------------------
Spain  0.6%
      17,349   Centros Comerciales Continente, S.A.                          313,983
     129,463   Tubacex, S.A.                                                 213,113
                                                                      --------------
                                                                             527,096
-------------------------------------------------------------------------------------
Sweden  1.5%
      54,615   Boss Media AB(a)                                              469,180
      24,375   Effnet Group AB(a)                                            146,850
       2,240   Enea Data AB                                                  376,865
      17,149   Framtidsfabriken AB                                           251,595
                                                                      --------------
                                                                           1,244,490
-------------------------------------------------------------------------------------
Switzerland  3.6%
         531   Adecco, S.A.(a)                                               420,407
      14,690   Carrier1 Intl., S.A.(a)                                       231,368
         999   Clariant, S.A.(a)                                             371,122


                                               See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.


Shares         Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
         694   Geberit International AG(a)                            $      223,578
       1,811   Gretag Imaging Group AG                                       344,460
         205   Mikron Holding AG(a)                                          154,627
         632   Saurer AG(a)                                                  360,628
         722   Swisslog Holding AG                                           336,882
         388   The Swatch Group AG(a)                                        476,236
                                                                      --------------
                                                                           2,919,308
-------------------------------------------------------------------------------------
Taiwan  0.3%
      91,200   United Microelectronics Corp., Ltd.                           276,767
-------------------------------------------------------------------------------------
United Kingdom  8.9%
     131,228   Aegis Group PLC                                               340,060
     253,098   Aggregate Industries PLC                                      259,050
      14,336   Amvescap PLC                                                  188,326
      38,180   Baltimore Technologies PLC(a)                                 263,073
      52,972   Berisford PLC                                                 261,845
      39,422   Billiton PLC                                                  134,044
      26,747   Bioglan Pharma PLC(a)                                         177,084
      21,948   Capita Group PLC                                              497,742
     114,406   Cattles PLC                                                   464,170
      43,438   Compass Group PLC                                             487,343
       8,714   Dialog Semiconductor PLC                                      423,810
       7,075   Energis PLC(a)                                                269,180
      65,401   Enterprise Oil PLC                                            467,289
      22,486   Geest PLC                                                     168,658
      11,901   Kewill Systems PLC(a)                                         154,734
     119,292   Mayflower Corp. PLC                                           314,043
      48,729   Mowlem (John) & Co. PLC                                        79,560
      37,175   Sage Group PLC (The)                                          361,114
     136,735   Scoot.Com PLC                                                 317,976
      60,372   Serco Group PLC                                               405,132
      26,008   Shire Pharma Group                                            385,678


 See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.


Shares         Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
     112,167   Skyepharma PLC(a)                                      $      157,514
     115,395   Synstar(a)                                                    202,580
      33,593   Thus PLC(a)                                                   155,234
      21,244   WPP Group PLC                                                 258,708
                                                                      --------------
                                                                           7,193,947
-------------------------------------------------------------------------------------
United States  52.0%
      30,700   Acer, Inc.(a)                                                 310,991
      22,200   Acxiom Corp.(a)                                               649,350
      48,100   Advanced Lighting Technologies, Inc.(a)                       502,044
       2,300   Airgate PCS, Inc.                                              69,431
      13,200   Allied Capital Corp.                                          225,225
      21,900   American Management Systems, Inc.(a)                          819,881
      46,700   AmeriSource Health Corp.(a)                                 1,138,312
      10,000   Anadigics, Inc.(a)                                            346,875
       9,000   Apollo Group, Inc.                                            261,563
      53,200   Applica, Inc.                                                 784,700
      17,400   Applied Power, Inc.                                           481,762
       4,440   Autonomy Corp. PLC(a)                                         481,740
      14,600   Banknorth Group, Inc.                                         203,488
       3,800   BJ Services Co.(a)                                            272,175
      10,500   Braun Consulting, Inc.                                        158,813
       7,100   Breezecom Ltd.(a)                                             175,281
      19,400   Bright Horizons Family Solutions, Inc.(a)                     328,588
      70,200   Brightpoint, Inc.(a)                                          820,462
       9,400   Carrier Access Corp.                                          347,947
      68,000   Cellstar Corp.(a)                                             191,250
      14,700   Centerpoint Properties Trust                                  539,306
       5,300   Cheap Tickets, Inc.(a)                                         66,581
      10,000   Checkfree Holdings Corp.(a)                                   418,125
      53,500   Cinar Corp.(a)(b)                                             374,500
      10,300   Claire's Stores, Inc.                                         208,575


                                               See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.


Shares         Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
      29,600   Clearnet Communications, Inc.                          $      851,000
      21,300   Click2Learn.Com, Inc.                                         255,600
       9,000   Commscope, Inc.                                               347,625
      13,600   Concord Camera Corp.                                          230,350
      33,260   Consolidated Products, Inc.(a)                                330,521
       3,400   Cubist Pharmaceuticals, Inc.                                   97,325
      13,800   Eaton Vance Corp.                                             600,300
       4,500   Electro Scientific Industries, Inc.(a)                        212,625
      37,400   Electronics Boutique Holdings Corp.                           521,263
      10,300   Emmis Communications Corp.(a)                                 351,488
      31,600   Enhance Financial Services Group, Inc.                        434,500
       6,900   Everest Reinsurance Group, Ltd.                               234,600
      24,500   Forest Oil Corp.(a)                                           390,469
      12,400   Furniture Brands International, Inc.(a)                       197,625
       8,400   G & K Services, Inc., Class A                                 210,000
      16,800   Galileo Technology Ltd.(a)                                    290,850
      73,500   Gaylord Container Corp.(a)                                    294,000
       6,400   Gentex Corp.(a)                                               198,400
       2,300   Gilead Sciences, Inc.(a)                                      125,781
      17,900   Glenayre Technologies, Inc.                                   146,556
       4,900   Graco, Inc.                                                   157,106
       5,100   Great Plains Software, Inc.(a)                                211,650
       2,100   Grupo Televisa S.A. (ADR)(a)                                  116,944
       9,400   Hall, Kinion & Associates Inc.                                239,700
      10,000   Hyperion Solutions Corp.(a)                                   313,750
      26,400   ICG Communications, Inc.(a)                                   496,650
      17,950   Imagex.Com, Inc.                                              104,334
      42,300   Imax Corp.(a)                                                 920,025
       8,700   Integrated Silicon Solution Co., Inc.                         258,281
      20,300   International Home Foods, Inc.                                345,100
      15,600   Intersil Holding Corp.(a)                                     610,350
      19,800   Jack in the Box, Inc.(a)                                      491,287
      16,400   Kilroy Realty Corp.(a)                                        375,150
      15,000   Lam Research Corp.(a)                                         481,875


 See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.


Shares         Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
      13,300   Liberty Property Trust                                 $      332,500
       3,600   Luminex Corp.                                                 110,700
      17,500   Mail-Well, Inc.(a)                                            164,063
      16,800   Marine Drilling Co., Inc.(a)                                  483,000
       6,900   Maverick Tube Corp.                                           242,794
      11,300   Media Metrix, Inc.(a)                                         314,988
      11,200   Metalink, Ltd.(a)                                             280,000
      24,800   Milacron, Inc.                                                392,150
      51,100   Modis Professional Services, Inc.                             523,775
      12,600   NCO Group, Inc.                                               300,825
       6,018   NDS Group PLC(a)                                              400,197
      27,000   Network Associates, Inc.(a)                                   590,625
       4,200   Neurocrine Biosciences, Inc.                                   89,250
       7,400   Newfield Exploration Co.(a)                                   309,875
      24,800   Northpoint Communications Group, Inc.(a)                      387,500
      25,500   Oak Technology, Inc.(a)                                       376,125
      19,500   Pacific Sunwear Of California                                 313,219
      16,900   Pairgain Technologies, Inc.(a)                                484,819
      11,800   Pentair, Inc.                                                 463,150
      18,800   Photonics, Inc.                                               451,200
      10,000   PRI Automation, Inc.(a)                                       513,906
       6,360   Priority Healthcare Corp.                                     324,360
      17,800   Quorum Health Group, Inc.                                     171,881
       8,659   Radian Group, Inc.                                            476,245
      21,000   Remec, Inc.                                                   712,687
      21,600   Renal Care Group, Inc.(a)                                     515,700
      34,100   Republic Services, Inc.                                       562,650
      17,500   Ross Stores, Inc.                                             369,688
      15,000   Rowan Companies, Inc.(a)                                      465,938
       5,400   Rural Celluar Corp.                                           363,150
       6,200   Safeguard Scientifics, Inc.                                   199,563
       3,100   SanDisk Corp.(a)                                              180,188
      19,900   Santa Fe Snyder Corp.(a)                                      251,238
      10,000   Sawtek Inc.                                                   643,125
       3,322   SCM Microsystems, Inc.                                        234,583


                                               See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.


Shares         Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
      28,600   Sinclair Broadcast Group, Inc.(a)                      $      235,950
       4,500   Skywest, Inc.                                                 171,563
      21,300   Speedway Motorsports Inc.                                     437,981
      26,300   Steiner Leisure Ltd.                                          557,231
       7,000   Swift Energy Co.                                              179,813
      24,000   Tech Data Corp.(a)                                            901,500
       8,700   Tektronix, Inc.                                               465,450
       3,200   Telefonos de Mexico S.A. (ADR)(a)                             155,800
      16,900   Teletech Holdings, Inc.                                       553,475
      21,600   Tower Automotive, Inc.(a)                                     299,700
       7,700   Tut Systems, Inc.(a)                                          398,475
      34,700   United Natural Foods, Inc.                                    524,837
       4,294   Uproar Ltd.                                                    28,113
      14,500   US Interactive, Inc.(a)                                       159,500
      12,700   US Unwired, Inc.                                              138,906
       9,800   Varian Semiconductor Equipment, Inc.                          467,338
       9,200   Veeco Instruments, Inc.(a)                                    414,000
      10,500   Western Wireless Corp.(a)                                     502,031
      23,800   Whole Foods Market, Inc.(a)                                   827,050
                                                                      --------------
                                                                          42,034,415
                                                                      --------------
               Total common stocks (cost US$69,292,921)                   74,760,687
-------------------------------------------------------------------------------------
PREFERRED STOCKS(a)  0.5%
Brazil
      15,700   Companhia Vale do Rio Doce (cost US$344,875)                  406,718
                                                                      --------------
WARRANTS(a)
-------------------------------------------------------------------------------------
Canada
               Sedna Geotech, Inc.
       6,600   Expiring 3/23/01 @ CAD 0                                            0
-------------------------------------------------------------------------------------
Indonesia
               Bank Pan Indonesia
     123,900   Expiring 7/8/02 @ IDR 500                                       1,221
                                                                      --------------
               Total warrants (cost US$0)                                      1,221
                                                                      --------------

 See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.


Shares         Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
RIGHTS(a)
-------------------------------------------------------------------------------------
Portugal
       3,246   PT Multimedia Servicos, SGPS, S.A.
                Expiring 6/9/00 @ EUR 0.58 (cost US$0)                $        1,761
                                                                      --------------
CORPORATE BOND  0.1%

Principal
Amount
(000)

-------------------------------------------------------------------------------------
United States
$        409   Family Golf Centers, Inc.
                Subordinated Notes 5.75%, 10/15/04
                (cost US$121,363)                                             44,990
                                                                      --------------
               Total long-term investments (cost US$69,759,159)           75,215,377
                                                                      --------------
SHORT-TERM INVESTMENT  1.0%
-------------------------------------------------------------------------------------
Repurchase Agreement
$        795   Joint Repurchase Agreement Account,
                6.31%, 6/01/00 (cost US$795,000; Note 5)                     795,000
                                                                      --------------
               Total Investments  94.0%
                (cost US$70,554,159; Note 4)                              76,010,377
               Other assets in excess of liabilities  6.0%                 4,880,049
                                                                      --------------
               Net Assets  100%                                       $   80,890,426
                                                                      ==============


------------------------------
(a) Non-income producing security.
(b) Fair valued security.
ADR-American Depository Receipt.

                                               See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

The industry classification of portfolio holdings and other net assets in excess of liabilities shown as a percentage of net assets as of May 31, 2000 was as follows:
Computer Software & Services..........................................    12.4%
Telecommunications....................................................     8.2
Electronic Components.................................................     7.5
Food & Beverage.......................................................     4.5
Commercial Services...................................................     4.5
Semiconductors........................................................     4.5
Banks & Financial Services............................................     4.4
Retail................................................................     4.1
Oil & Gas Services....................................................     3.3
Machinery.............................................................     3.0
Distribution/Wholesalers..............................................     2.5
Medical Products & Services...........................................     2.4
Real Estate...........................................................     2.0
Building & Construction...............................................     1.9
Data Processing/Management............................................     1.8
Consumer Goods & Cyclicals............................................     1.8
Steel & Metals........................................................     1.7
Media.................................................................     1.7
Drugs & Medical Supplies..............................................     1.6
Restaurants...........................................................     1.4
Diversified Industries................................................     1.4
Auto Related..........................................................     1.3
Home Furnishings......................................................     1.2
Industrial Components.................................................     1.1
Human Resources.......................................................     1.1
Manufacturing.........................................................     1.1
Chemicals.............................................................     1.0
Leisure Sector........................................................     1.0
Aerospace/Defense.....................................................     0.9
Waste Management......................................................     0.7
Schools...............................................................     0.7
Oil & Gas-Production/Pipeline.........................................     0.7
Technology............................................................     0.6
Medical Technology....................................................     0.6
Health Services.......................................................     0.6
Paper & Forest Products...............................................     0.5

  See Notes to Financial Statements


       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.
Radio & Television....................................................     0.4%
Pharmaceuticals.......................................................     0.4
Merchandising.........................................................     0.4
Containers & Packaging................................................     0.4
Publishing & Printing.................................................     0.4
Insurance-Property & Casualty.........................................     0.3
Photography...........................................................     0.3
Mineral Resources.....................................................     0.3
Exploration & Production..............................................     0.3
Agriculture & Plantation..............................................     0.3
Advertising...........................................................     0.3
Airlines..............................................................     0.2
Gas Utilities.........................................................     0.2
Repurchase Agreement..................................................     0.1
                                                                        ------
                                                                          94.0
Other assets in excess of liabilities.................................     6.0
                                                                        ------

                                                                         100.0%
                                                                        ======

                                               See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Statement of Assets and Liabilities

                                                                   May 31, 2000
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $70,554,159)                            $76,010,377
Foreign currency, at value (cost $1,688,213)                          1,639,799
Cash                                                                        827
Receivable for investments sold                                       4,115,612
Dividends and interest receivable                                       176,004
Receivable for Fund shares sold                                          29,091
Deferred expenses and other assets                                        2,824
                                                                    -----------
      Total assets                                                   81,974,534
                                                                    -----------
LIABILITIES
Payable for investments purchased                                       567,133
Accrued expenses and other liabilities                                  282,335
Payable for Fund shares purchased                                       132,117
Management fee payable                                                   71,837
Distribution fee payable                                                 19,860
Withholding taxes payable                                                10,826
                                                                    -----------
      Total liabilities                                               1,084,108
                                                                    -----------
NET ASSETS                                                          $80,890,426
                                                                    ===========
Net assets were comprised of:
   Common stock, at par                                             $    49,940
   Paid-in capital in excess of par                                  73,319,093
                                                                    -----------
                                                                     73,369,033
   Accumulated net investment loss                                      (10,826)
   Accumulated net realized gain on investments                       2,155,551
   Net unrealized appreciation on investments and foreign
      currency transactions                                           5,376,668
                                                                   ------------
Net assets, May 31, 2000                                            $80,890,426
                                                                    ===========

 See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                    May 31, 2000
--------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($34,888,573 / 2,024,652 shares of common stock issued and
      outstanding)                                                        $17.23
   Maximum sales charge (5% of offering price)                               .91
                                                                          ------
   Maximum offering price to public                                       $18.14
                                                                          ======
Class B:
   Net asset value, offering price and redemption price per share
      ($44,323,451 / 2,866,120 shares of common stock issued and
      outstanding)                                                        $15.46
                                                                          ======
Class C:
   Net asset value and redemption price per share
      ($986,692 / 63,805 shares of common stock issued and
      outstanding)                                                        $15.46
   Sales charge (1% of offering price)                                       .16
                                                                          ------
   Offering price to public                                               $15.62
                                                                          ======
Class Z:
   Net asset value, offering price and redemption price per share
      ($691,710 / 39,446 shares of common stock issued and
      outstanding)                                                        $17.54
                                                                          ======

                                               See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                    May 31, 2000
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $80,495)          $   666,079
   Interest                                                             168,790
                                                                    -----------
      Total income                                                      834,869
                                                                    -----------
Expenses
   Management fee                                                       843,758
   Distribution fee--Class A                                             89,346
   Distribution fee--Class B                                            443,841
   Distribution fee--Class C                                              8,723
   Transfer agent's fees and expenses                                   280,000
   Custodian's fees and expenses                                        278,000
   Reports to shareholders                                               60,000
   Registration fees                                                     45,000
   Audit fees                                                            32,000
   Directors' fees and expenses                                          20,000
   Legal fees and expenses                                               20,000
   Miscellaneous                                                          5,999
                                                                    -----------
      Total expenses                                                  2,126,667
                                                                    -----------
Net investment loss                                                  (1,291,798)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS Net realized gain (loss) on:
   Investment transactions                                           19,559,127
   Foreign currency transactions                                        (94,986)
   Financial futures contracts                                          153,601
                                                                    -----------
                                                                     19,617,742
                                                                    -----------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                        1,242,287
   Foreign currencies                                                  (317,801)
                                                                    -----------
                                                                        924,486
Net gain on investments and foreign currencies                       20,542,228
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $19,250,430
                                                                    ===========

 See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Statement of Changes in Net Assets


                                                        Year Ended May 31,
                                               ------------------------------------
                                                    2000                1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                          $ (1,291,798)       $ (1,126,573)
   Net realized gain (loss) on investments
      and foreign currency transactions           19,617,742         (13,226,899)
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currencies                             924,486          (1,275,835)
                                                ------------        ------------
   Net increase (decrease) in net assets
      resulting from operations                   19,250,430         (15,629,307)
                                                ------------        ------------
   Distributions from net realized gain on
      investments (Note 1)
      Class A                                             --          (1,572,601)
      Class B                                             --          (2,669,626)
      Class C                                             --             (43,207)
      Class Z                                             --             (13,402)
                                                ------------        ------------
                                                          --          (4,298,836)
                                                ------------        ------------
Fund share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold                  76,263,455          36,835,124
   Net asset value of shares issued in
      reinvestment of distributions                       --           4,115,350
   Cost of shares reacquired                     (91,145,311)        (77,430,853)
                                                ------------        ------------
   Net decrease in net assets from Fund
      share transactions                         (14,881,856)        (36,480,379)
                                                ------------        ------------
Total increase (decrease)                          4,368,574         (56,408,522)
NET ASSETS
Beginning of year                                 76,521,852         132,930,374
                                                ------------        ------------
End of year                                     $ 80,890,426        $ 76,521,852
                                                ============        ============


                                               See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements

     Prudential Global Genesis Fund, Inc., (the 'Fund'), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital which it seeks to achieve by investing primarily in equity securities of foreign and domestic companies with market capitalizations of less than U.S. $1 billion, as measured at time of purchase.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Security Valuation: Securities traded on an exchange and NASDAQ National Market System are valued at the last sale price on such exchange system or, if there was no sale on such day, at the mean between the last bid and asked prices, or at the bid price in the absence of an asked price. Corporate bonds (other than convertible) and U.S. government securities are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Convertible debt securities are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options are valued at the mean between the most recently quoted bid and asked prices on the exchange on which they are traded. Futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or, if there was no sale on such day at the mean between the most recently quoted bid and asked prices. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadvisor.

     Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

     Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.

     Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities--at the daily closing rates of exchange.

     (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

     Although the net assets of the Fund are presented using the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year.

     Net realized gain (loss) on foreign currency transactions represent net foreign exchange gains (losses) from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation on foreign currencies.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and the regulation of foreign securities markets.

     Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

     Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

     Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.

on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

     The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

     Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     Withholding taxes on foreign interest, dividends and realized and unrealized capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. In addition, certain countries impose taxes on capital gains realized on the sale of portfolio securities, and as such, taxes have been accrued on the unrealized gains on such securities.

     Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of wash sales, accounting for passive foreign investment companies and foreign currency transactions.

     Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA), Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this Statement of Position

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.

was to decrease accumulated net investment loss by $1,300,975, decrease accumulated net realized gain on investments by $1,287,011 and decrease paid-in capital in excess of par by $13,964 for differences in the treatment of certain transactions involving foreign securities, currencies, tax operating losses and withholding taxes for the year ended May 31, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

     The management fee paid PIFM is computed daily and payable monthly, at an annual rate of 1% of the average daily net assets of the Fund.

     The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to a plan of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

     Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Effective May 3, 2000 such expenses for the Fund were .25 of 1%, of the average daily net assets of the Class A, B and C shares. Prior to May 3, 2000, such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively.

     PIMS has advised the Fund that it received approximately $26,700 and $1,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended May 31, 2000. From these fees, PIMS paid such sales

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.

charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

     PIMS has advised the Fund that for the year ended May 31, 2000, it received approximately $78,400 and $100 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

     PIC, PIFM and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

     The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended May 31, 2000.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended May 31, 2000, the Fund incurred fees of approximately $223,400 for the services of PMFS. As of May 31, 2000, approximately $18,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended May 31, 2000 aggregated $145,480,395 and $166,002,427, respectively.

     The federal income tax basis of the Fund's investments at May 31, 2000 was $71,360,250 and accordingly, net unrealized appreciation for federal income tax purposes was $4,650,127 (gross unrealized appreciation--$12,743,623; gross unrealized depreciation--$8,093,496).

     For federal income tax purposes, the Fund had a capital loss carryforward of approximately $12,065,000, of which the entire amount was utilized as of May 31, 2000. The Fund elected to treat net currency losses of approximately $501,000

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.

incurred in the seven month period ended May 31, 2000 as having occurred in the following fiscal year.

Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At May 31, 2000, the Fund had an
 .09% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $795,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefore were as follows:

     ABN AMRO Incorporated, 6.37%, in the principal amount of $110,000,000, repurchase price $110,019,464, due 6/1/00. The value of the collateral including accrued interest was $112,200,491.

     Bear, Stearns & Co. Inc., 6.37%, in the principal amount of $130,000,000, repurchase price $130,023,003, due 6/1/00. The value of the collateral including accrued interest was $133,856,194.

     Chase Securities Inc., 6.15%, in the principal amount of $114,985,000, repurchase price $115,004,643, due 6/1/00. The value of the collateral including accrued interest was $117,289,066.

     Credit Suisse First Boston Corp., 6.40%, in the principal amount of $90,000,000, repurchase price $90,016,000, due 6/1/00. The value of the collateral including accrued interest was $93,252,694.

     Salomon Smith Barney, Inc., 6.38%, in the principal amount of $220,000,000, repurchase price $220,038,989, due 6/1/00. The value of the collateral including accrued interest was $224,578,626.

     Warburg Dillon Reed LLC, 6.20%, in the principal amount of $200,000,000, repurchase price $200,034,444, due 6/1/00. The value of the collateral including accrued interest was $204,004,940.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.

years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

     The Fund has authorized 500 million shares of common stock at $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z common stock.

     Transactions in shares of common stock were as follows:



Class A                                                         Shares        Amount
-------                                                       ----------   ------------
Year ended May 31, 2000:
Shares sold                                                    3,408,423   $ 57,571,896
Shares reacquired                                             (3,816,731)   (64,857,599)
                                                              ----------   ------------
Net decrease in shares outstanding before conversion            (408,308)    (7,285,703)
Shares issued upon conversion from Class B                       197,069      3,333,863
                                                              ----------   ------------
Net decrease in shares outstanding                              (211,239)  $ (3,951,840)
                                                              ==========   ============
Year ended May 31, 1999:
Shares sold                                                    1,307,033   $ 17,119,393
Shares issued in reinvestment of distributions                   125,209      1,518,783
Shares reacquired                                             (2,413,140)   (31,601,691)
                                                              ----------   ------------
Net decrease in shares outstanding before conversion            (980,898)   (12,963,515)
Shares issued upon conversion from Class B                       229,265      3,092,944
                                                              ----------   ------------
Net decrease in shares outstanding                              (751,633)  $ (9,870,571)
                                                              ==========   ============

Class B
-------

Year ended May 31, 2000:
Shares sold                                                    1,193,626   $ 17,448,044
Shares reacquired                                             (1,741,185)   (25,355,226)
                                                              ----------   ------------
Net decrease in shares outstanding before conversion            (547,559)    (7,907,182)
Shares reacquired upon conversion into Class A                  (218,729)    (3,333,863)
                                                              ----------   ------------
Net decrease in shares outstanding                              (766,288)  $(11,241,045)
                                                              ==========   ============
Year ended May 31, 1999:
Shares sold                                                    1,636,557   $ 19,242,095
Shares issued in reinvestment of distributions                   231,285      2,544,131
Shares reacquired                                             (3,767,958)   (44,643,135)
                                                              ----------   ------------
Net decrease in shares outstanding before conversion          (1,900,116)   (22,856,909)
Shares reacquired upon conversion into Class A                  (251,572)    (3,092,944)
                                                              ----------   ------------
Net decrease in shares outstanding                            (2,151,688)  $(25,949,853)
                                                              ==========   ============

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                         Shares        Amount
-------                                                       ----------   ------------
Year ended May 31, 2000:

Shares sold                                                       24,390   $    394,459
Shares reacquired                                                (24,274)      (388,480)
                                                              ----------   ------------
Net increase in shares outstanding                                   116   $      5,979
                                                              ==========   ============
Year ended May 31, 1999:
Shares sold                                                       19,424   $    223,833
Shares issued in reinvestment of distributions                     3,823         42,055
Shares reacquired                                                (44,892)      (538,422)
                                                              ----------   ------------
Net decrease in shares outstanding                               (21,645)  $   (272,534)
                                                              ==========   ============

Class Z
-------

Year ended May 31, 2000:
Shares sold                                                       49,449   $    849,056
Shares reacquired                                                (29,221)      (544,006)
                                                              ----------   ------------
Net increase in shares outstanding                                20,228   $    305,050
                                                              ==========   ============
Year ended May 31, 1999:
Shares sold                                                       19,195   $    249,803
Shares issued in reinvestment of distributions                       844         10,381
Shares reacquired                                                (48,824)      (647,605)
                                                              ----------   ------------
Net decrease in shares outstanding                               (28,785)  $   (387,421)
                                                              ==========   ============


Note 7. Proposed Reorganization

On May 2, 2000, the Directors' of the Fund approved an Agreement and Plan of Reorganization (the 'Plan'), which provides for the transfer of all of the assets of Prudential Global Genesis Fund, Inc. to Prudential World Fund, Inc. - Prudential Global Growth Fund in exchange for Class A, B, C and Z shares of the Global Growth Fund and the Global Growth Fund's assumption of the liabilities of the Global Genesis Fund.

     The Plan is subject to approval by the shareholders of the Global Genesis Fund at a shareholder meeting expected to be held as soon as practicable. If the Plan is approved, it is expected that the reorganization will take place shortly thereafter. The Global Genesis Fund and the Global Growth Fund will each bear their pro-rata share of the costs of the reorganization, including cost of proxy solicitation.


       Prudential Global Genesis Fund, Inc.
             Financial Highlights
                                                                     Class A
                                                                 ---------------
                                                                    Year Ended
                                                                 May 31, 2000(b)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 13.68
                                                                       -------
Income from investment operations
Net investment income (loss)                                              (.19)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          3.74
                                                                       -------
      Total from investment operations                                    3.55
                                                                       -------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized gain on investments                         --
                                                                       -------
      Total distributions                                                   --
                                                                       -------
Net asset value, end of year                                           $ 17.23
                                                                       =======
TOTAL RETURN(c):                                                         25.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $34,889
Average net assets (000)                                               $35,738
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              2.13%
   Expenses, excluding distribution and service (12b-1) fees              1.88%
   Net investment income (loss)                                          (1.14)%
For Class A, B, C and Z shares:
Portfolio turnover rate                                                    184%

------------------------------
(a) Net of expense subsidies and/or fee waivers.

(b) Calculated based upon average shares outstanding by class.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements


       Prudential Global Genesis Fund, Inc.
             Financial Highlights Cont'd.

                                     Class A
--------------------------------------------------------------------------------
                               Year Ended May 31,
--------------------------------------------------------------------------------
    1999(b)                1998                 1997               1996(b)
--------------------------------------------------------------------------------
    $  15.82             $  21.30             $  21.74             $  18.44
    --------             --------             --------             --------

        (.10)                (.20)                (.14)                 .05(a)

       (1.44)                1.37                 1.45                 3.34
    --------             --------             --------             --------
       (1.54)                1.17                 1.31                 3.39
    --------             --------             --------             --------

          --                   --                   --                 (.09)
        (.60)               (6.65)               (1.75)                  --
    --------             --------             --------             --------
        (.60)               (6.65)               (1.75)                (.09)
    --------             --------             --------             --------
    $  13.68             $  15.82             $  21.30             $  21.74
    --------             --------             --------             --------
    --------             --------             --------             --------
       (9.25)%               9.81%                6.74%               18.41%

    $ 30,578             $ 47,259             $ 57,032             $ 47,617
    $ 35,179             $ 50,309             $ 47,563             $ 45,070

        2.03%                1.88%                1.91%                1.79%(a)
        1.78%                1.63%                1.66%                1.54%(a)
        (.77)%               (.71)%               (.49)%                .26%(a)

         156%                 198%                  60%                  44%

                                               See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class B
                                                                 ---------------
                                                                    Year Ended
                                                                 May 31, 2000(b)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 12.36
                                                                       -------
Income from investment operations
Net investment (loss)                                                     (.27)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          3.37
                                                                       -------
      Total from investment operations                                    3.10
                                                                       -------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized gain on investments                         --
                                                                       -------
      Total distributions                                                   --
                                                                       -------
Net asset value, end of year                                           $ 15.46
                                                                       =======
TOTAL RETURN(c):                                                         25.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $44,323
Average net assets (000)                                               $47,120
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              2.82%
   Expenses, excluding distribution and service (12b-1) fees              1.88%
   Net investment (loss)                                                 (1.83)%

------------------------------
(a) Net of expense subsidies and/or fee waivers.

(b) Calculated based upon average shares outstanding by class.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Financial Highlights Cont'd.

                                     Class B
--------------------------------------------------------------------------------
                               Year Ended May 31,
--------------------------------------------------------------------------------
    1999(b)                1998                 1997               1996(b)
--------------------------------------------------------------------------------
    $  14.47             $  20.18             $  20.87             $  17.84
    --------             --------             --------             --------

        (.18)                (.26)                (.33)                (.09)(a)

       (1.33)                1.20                 1.39                 3.21
    --------             --------             --------             --------
       (1.51)                 .94                 1.06                 3.12
    --------             --------             --------             --------

          --                   --                   --                 (.09)
        (.60)               (6.65)               (1.75)                  --
    --------             --------             --------             --------
        (.60)               (6.65)               (1.75)                (.09)
    --------             --------             --------             --------
    $  12.36             $  14.47             $  20.18             $  20.87
    ========             ========             ========             ========
      (9.92)%                9.04%                5.83%               17.51%

    $ 44,890             $ 83,669             $120,067             $155,292
    $ 55,679             $101,836             $133,073             $154,566

        2.78%                2.63%                2.66%                2.54%(a)
        1.78%                1.63%                1.66%                1.54%(a)
       (1.51)%              (1.48)%              (1.26)%               (.48)%(a)

                                               See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Financial Highlights Cont'd.

                                                                       Class C
                                                                 ---------------
                                                                    Year Ended
                                                                 May 31, 2000(b)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 12.36
                                                                       -------
Income from investment operations
Net investment income (loss)                                              (.27)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          3.37
                                                                       -------
      Total from investment operations                                    3.10
                                                                       -------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized gain on investments                         --
                                                                       -------
      Total distributions                                                   --
                                                                       -------
Net asset value, end of year                                           $ 15.46
                                                                       -------
                                                                       -------
TOTAL RETURN(c):                                                         25.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $   987
Average net assets (000)                                               $   933
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              2.82%
   Expenses, excluding distribution and service (12b-1) fees              1.88%
   Net investment (loss)                                                 (1.82)%

------------------------------
(a) Net of expense subsidies and/or fee waivers.

(b) Calculated based upon average shares outstanding by class.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

 See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Financial Highlights Cont'd.

                                     Class C
--------------------------------------------------------------------------------
                               Year Ended May 31,
--------------------------------------------------------------------------------
    1999(b)                1998                 1997               1996(b)
--------------------------------------------------------------------------------
     $14.47               $20.18               $20.87               $17.84
     ------               ------               ------               ------

       (.18)                (.26)                (.27)                (.08)(a)

      (1.33)                1.20                 1.33                 3.20
     ------               ------               ------               ------
      (1.51)                 .94                 1.06                 3.12
     ------               ------               ------               ------

         --                   --                   --                 (.09)
       (.60)               (6.65)               (1.75)                  --
     ------               ------               ------               ------
       (.60)               (6.65)               (1.75)                (.09)
     ------               ------               ------               ------
     $12.36               $14.47               $20.18               $20.87
     ======               ======               ======               ======
      (9.92)%               9.04%                5.83%               17.51%

     $  787               $1,234               $1,874               $2,275
     $  895               $1,739               $1,958               $1,809

       2.78%                2.63%                2.66%                2.54%(a)
       1.78%                1.63%                1.66%                1.54%(a)
      (1.53)%              (1.43)%              (1.24)%               (.44)%(a)

                                               See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Financial Highlights Cont'd.


                                                             Class Z
                                       ----------------------------------------------------
                                                                              September 16,
                                                                                 1996(c)
                                               Year Ended May 31,                Through
                                       ----------------------------------        May 31,
                                        2000(a)       1999(a)      1998           1997
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                   $13.89       $ 16.01     $ 21.39        $ 20.46
                                         ------       -------     -------        -------
Income from investment operations
Net investment income (loss)               (.16)         (.06)       (.38)           .03
Net realized and unrealized gain
   (loss) on investment and
   foreign currency transactions           3.81         (1.46)       1.65           2.65
                                         ------       -------     -------        -------
      Total from investment
      operations                           3.65         (1.52)       1.27           2.68
                                         ------       -------     -------        -------
Less distributions
Distributions from net realized
   gain on investments                       --          (.60)      (6.65)         (1.75)
                                         ------       -------     -------        -------
      Total distributions                    --          (.60)      (6.65)         (1.75)
                                         ------       -------     -------        -------
Net asset value, end of period           $17.54       $ 13.89     $ 16.01        $ 21.39
                                         ======       =======     =======        =======
TOTAL RETURN(b):                          26.21%        (9.01)%     10.22%         13.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)          $  692       $   267     $   768        $   603
Average net assets (000)                 $  585       $   388     $   662        $   188
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                         1.88%         1.78%       1.63%          1.66%(d)
   Expenses, excluding
      distribution and service
      (12b-1) fees                         1.88%         1.78%       1.63%          1.66%(d)
   Net investment loss                     (.91)%        (.46)%      (.43)%         (.87)%(d)

------------------------------
(a) Calculated based upon average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Commencement of offering of Class Z shares.
(d) Annualized.

See Notes to Financial Statements

        Prudential Global Genesis Fund, Inc.
                Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential Global Genesis Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Global Genesis Fund, Inc. (the `Fund') at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as `financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As described in Note 7 to the financial statements, on May 2, 2000, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization, subject to shareholder approval, whereby the Fund would be merged into Prudential World Fund, Inc. - Prudential Global Growth Fund.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
July 20, 2000, except for Note 7, as to which the date is October 25, 2000

                                               See Notes to Financial Statements

                  APPENDIX I--DESCRIPTION OF SECURITY RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS:

  AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

  AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

  A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

  BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

  BB,B,CCC,CC,C: Bonds rated BB,B,CCC,CC, or C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

  Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

  Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

  B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies the numerical modifiers 1, 2, and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF DUFF & PHELPS BOND RATINGS:

  AAA: Bonds rated AAA by Duff & Phelps are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA+, AA, AA-: Bonds rated A+, AA, or AA- are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

  A+, A, A-: Bonds rated A+, A, or A- have protection factors which are average but adequate; however, risk factors are more variable and greater in periods of economic stress.

  BBB+, BBB, BBB-: Bonds rated BBB+, BBB, or BBB- have below average protection factors but are still considered sufficient for prudent investment. These bonds demonstrate considerable variability in risk during economic cycles.

  BB+, BB, BB-: Bonds rated BB+, BB, or BB- are below investment grade but are still deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  B+, B, B-: Bonds rated B+, B, or B- are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC: Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest, or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

  DD: Bonds rated DD are defaulted debt obligations. The issuer failed to meet scheduled principal and/or interest payments.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

  Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:
  The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issues rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

DESCRIPTION OF DUFF & PHELPS COMMERCIAL PAPER RATING:

  Duff & Phelps commercial paper ratings are divided into three categories, ranging from "1" for the highest quality obligations to "3" for the lowest. No ratings are issued for companies whose paper is not deemed investment grade. Issues assigned the Duff 1 rating are considered top grade. This category is further divided into three gradations as follows: Duff 1 plus--highest certainty of timely payment, short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; Duff 1--very high certainty of timely payment, liquidity factors are excellent and supported by strong fundamental protection factors, risk factors are minor; Duff 1 minus--high certainty of timely payment, liquidity factors are strong and supported by good fundamental protection factors, risk factors are very small. Issues rated Duff 2 represent a good certainty of timely payment; liquidity factors and company fundamentals are sound; although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good; risk factors are small. Duff 3 represents a satisfactory grade; satisfactory liquidity and other protection factors qualify issue as to investment grade; risk factors are larger and subject to more variation; nevertheless timely payment is expected.

                  APPENDIX II--GENERAL INVESTMENT INFORMATION

  The following terms are used in mutual fund investing.

ASSET ALLOCATION

  Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

  Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

  Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

  Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

  Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

  Standard Deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

ANNUAL REPORT  OCTOBER 31, 2000

Prudential
Global Growth Fund

Fund Type Global stock
Objective Long-term growth of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Global Growth Fund invests primarily in U.S. and foreign stocks, seeking to provide long-term growth of capital. We study cultural, social, and demographic forces, looking for growth industries. We try to buy strong companies in these industries when their earnings growth potential has not been fully priced by local stock markets.
Because it invests globally, the Fund is subject to the special risks associated with foreign investments, including currency, political and social risks, and illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Geographic Concentration
Expressed as a percentage of
net assets as of 10/31/00
48.0% United States
18.8  Continental Europe
 8.1  Japan
 6.3  United Kingdom
 6.1  Pacific Basin (excl. Japan)
 1.5  Canada
11.2  Cash & Equivalents

Ten Largest Holdings
Expressed as a percentage of
net assets as of 10/31/00
 4.3% Time Warner, Inc.
      Broadcasting & Publishing
 3.9  Citigroup, Inc.
      Banking
 3.9  Vodafone AirTouch PLC
      Telecommunications
 2.9  Solectron Corp.
      Electronic Components
 2.7  Electronic Arts, Inc.
      Computer Software & Services
 2.6  Omnicom Group, Inc.
      Advertising
 2.5  USA Networks, Inc.
      Broadcasting & Publishing
 2.3  Total Fina SA
      Oil & Gas Exploration
 2.3  NTT Mobile Communications
      Telecommunications
 2.2  Nokia Oyi
      Telecommunications

Holdings are subject to change.

           www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns(1)       As of 10/31/00

                              One      Five      Ten       Since
                              Year     Years    Years    Inception(2)
Class A                       9.80%   100.56%  251.22%     210.96%
Class B                       8.94     93.78   227.32      705.16
Class C                       8.89     93.38     N/A       110.24
Class Z                       9.97      N/A      N/A        94.82
Lipper Global Fund Avg.3     10.26    103.97   232.76       ***

Average Annual Total Returns(1)        As of 10/31/00

                              One      Five      Ten       Since
                              Year     Years    Years    Inception(2)
Class A                       4.31%    13.76%   12.81%     10.58%
Class B                       3.94     14.03    12.59      13.51
Class C                       6.80     13.87     N/A       12.44
Class Z                       9.97      N/A      N/A       15.36


Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B,
5/15/84; Class C, 8/1/94; Class Z, 3/1/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Global Fund category. The Lipper average is unmanaged. Global funds invest at least
25% of their portfolios in securities traded outside the United States, and may own U.S.
securities as well.

***Lipper Since Inception returns are 208.70% for
Class A, 885.46% for Class B, 124.55% for
Class C, and 88.03% for Class Z, based on all funds
in each share class.
                                       1

(LOGO)           December 15, 2000

DEAR SHAREHOLDER,
During the one-year reporting period ended October
31, 2000, the Prudential Global Growth Fund's Class
A shares posted a 9.80% return--4.31% to those paying the one-time Class A share sales charge.
This compares to the 10.26% return for the Lipper
Global Fund Average.

The majority of the Fund's gains were generated during the first four and a half months of the reporting period. During that time, the Fund was rewarded for its exposure to technology, media, and telecommunications stocks--collectively known as
TMT. However, as the period progressed, investors became concerned about the high valuations of many of these stocks. Then in mid-March, a severe correction occurred, and investors fled TMT stocks in favor of more defensive-oriented securities.
These included value-oriented stocks and high-quality bonds. By the end of October, despite several minirallies during the remainder of the period, global stocks had generally fallen from their peak levels.

As market volatility increased, the Fund's management team sought to preserve profits by shifting the Fund's emphasis to less volatile areas of the market. The team then redeployed assets as the period progressed and moved to selectively invest again in TMT stocks that had become much more reasonably valued compared to just a few months previously.

This year's market gyrations have once again demonstrated the importance of maintaining a diversified portfolio and taking a long-term investment approach. While dramatic market gains and losses can make headlines, it's often best to look past short-term events and focus on your longer-range financial goals.

Sincerely,

David R. Odenath, Jr., President
Prudential Global Growth Fund

Prudential Global Growth Fund

   Annual Report   October 31, 2000

INVESTMENT ADVISER'S REPORT
A Dramatic Increase in Volatility
The period under review could best be characterized as having two distinct phases. The first phase occurred from the beginning of November 1999 through mid-March 2000. During that time, investors around the globe were drawn to growth stocks, in particular large-capitalization growth and TMT issues. The Fund participated in this rally, and was rewarded for its exposure to TMT stocks. Toward the end of February, we became concerned that prices on these stocks had moved up too far too fast. In many cases, the price-to-earning (P/E) multiples of TMT stocks had risen to all-time high levels. We took this as a sign to take profits on many of our holdings, in particular, our computer equipment and software firms.

The second phase of the period began in mid-March, when the global stock markets experienced a swift and, in some cases, dramatic correction. While many types of stocks were dragged down during the correction, TMT issues around the world experienced the brunt of the decline. For example, within just a few weeks, the Nasdaq Composite Index (a U.S.
composite index that is heavily weighted in TMT issues) fell 37% from its peak. During this period, investors shifted their focus to the relative safe havens of fixed-income securities and more defensive-oriented value stocks. For the remainder of the Fund's fiscal year, growth stocks generally underperformed other areas of the market, and TMT issues experienced even further declines as the period drew to a close. This was triggered by concerns in the United States that slower economic growth would result in lower corporate profits. In addition, there was a sharp decline in spending by global telecommunications firms.

TAKING A DEFENSIVE POSTURE
While it was not possible to totally avoid the downturn in the price of growth stocks during the correction, we took several steps in an attempt to limit the damage. As we previously mentioned, we pared our holdings in a number of TMT stocks prior to the mid-March collapse. The proceeds of

Prudential Global Growth Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 10/31/00
------------------------------------------------------
4.3% Time Warner, Inc. (United States)/Broadcasting & Publishing
     The premier communications content provider, with a vast and varied library of resources. The synergies between Time Warner and America Online should lead to tremendous long-term opportunities.

3.9% Citigroup, Inc. (United States)/Banking
     The leading financial services company in the United States. The firm is widely diversified, and its individual components have been well integrated. This has helped to enhance Citigroup's performance.

3.9% Vodafone AirTouch PLC (United Kingdom)/Telecommunications
     The world's largest provider of cellular telephone services. It is No. 1 in the United Kingdom and, with Verizon (its joint venture with Bell
     Atlantic), in the United States. Unlike many high-profile telecommunications companies, Vodafone has a very strong financial position.

2.9% Solectron Corp. (United States)/Electronic Components
     The world's foremost electronics contract manufacturer. The telecommunications industry is still in the early phases of outsourcing its manufacturing. We believe this could lead to future positive results for Solectron.

2.7% Electronic Arts, Inc. (United States)/Computer Software & Services
     The largest developer of video games in the world.
     The firm has a very strong brand franchise in the United States with its products that include EA
     Sport games and the SIM line (e.g., Simcity). It also has a five-year exclusive contract with America Online to provide interactive games over its network.

     Holdings are subject to change.
4
       www.prudential.com  (800) 225-1852

   Annual Report   October 31, 2000

these sales were then used to increase the Fund's exposure to retail, financial, and to some extent, healthcare stocks. As the period progressed and the carnage in TMT stocks continued, we shifted out of some of our higher P/E stocks in favor of issues with lower relative multiples. This served to help lower the Fund's overall volatility.

Throughout the downdraft, we also looked to upgrade the portfolio by very carefully moving back into certain TMT stocks that we believe continue to hold strong long-term potential. In particular, we focused on companies with leadership positions whose stocks had fallen to attractive levels, given their long-term growth prospects.

A NUMBER OF STRONG PERFORMERS
Despite the market's volatility, we held a number of stocks that generated outstanding results during the reporting period. For example, Time Warner (see
Comments on Largest Holdings), the world's leading media and entertainment company, saw its stock appreciate as investors embraced its proposed union with America Online.

Another winning holding was PMC-Sierra, Inc., a designer, developer, and marketer of high-performance semiconductor systems for advanced communications markets. The firm's products are used in broadband communications infrastructures, high bandwidth networks, and multimedia personal computers. PMC's stock more than tripled during the period, and it continued to appreciate during the March through October period. In addition, Nokia Corp., the wireless communications giant, also performed well, even though it stumbled late in the period.

A FEW MISSTEPS
To some extent, we underestimated the length and
breadth of the market's correction. In addition,
there were several holdings that did not live up to
our expectations. One example was Micron Technology
Inc., a manufacturer of semiconductor memory
products and personal computer systems.
                                                5

Prudential Global Growth Fund

   Annual Report   October 31, 2000

Micron's share price plummeted, as the price and demand for its chips fell sharply. This was largely due to excess chip inventory by many PC manufacturers and an overall slowdown in personal computer sales.

GLOBAL FUNDAMENTALS APPEAR POSITIVE
Despite the year-to-date decline in many global stock markets, we believe the reasons for holding global equities remain compelling. Unlike in the United States, many international economies have spare industrial capacity, so their central banks are pursuing monetary policies that are encouraging economic growth. In addition, the productivity-enhancing factors and corporate restructuring that has driven the lengthy bull market in the United
States are only in the early stages in many overseas countries. Another positive trend worth noting is the ongoing promise of the digital revolution. As consumers and businesses upgrade to these new products and systems, it should prove beneficial to those countries that develop and market these items.

LOOKING AHEAD
Looking ahead, it's not clear when the market volatility we've experienced will subside. However, we are extremely comfortable with the Fund's positioning, and we believe it is poised for strong future appreciation potential when the global equity markets do rebound.

Prudential Global Growth Fund Management Team

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2000


Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  88.8%
Common Stocks  88.8%
-------------------------------------------------------------------------------------
Australia  2.4%
    983,400   Broken Hill Proprietary Co., Ltd.                   $      9,591,084
    603,100   Commonwealth Bank of Australia                             9,030,323
    245,850   Onesteel Ltd.                                                117,965
                                                                  ----------------
                                                                        18,739,372
-------------------------------------------------------------------------------------
Canada  1.5%
    259,800   Nortel Networks Corp.                                     11,820,900
-------------------------------------------------------------------------------------
Finland  2.2%
    420,760   Nokia Oyi AB                                              17,320,827
-------------------------------------------------------------------------------------
France  5.3%
     23,505   Legrand SA                                                 3,791,367
     97,950   Publicis Groupe SA                                         3,205,611
    195,537   Thomson Multimedia(b)                                      8,964,059
    127,467   Total Fina SA, Ser. B                                     18,244,725
     93,900   Vivendi SA                                                 6,751,978
                                                                  ----------------
                                                                        40,957,740
-------------------------------------------------------------------------------------
Germany  1.0%
     62,700   Siemens AG                                                 7,987,034
-------------------------------------------------------------------------------------
Hong Kong  2.7%
  7,625,500   China Merchants Holdings                                   5,328,893
  1,771,200   China Telecom                                             11,412,371
 55,135,000   Guangzhou Investment(a)                                    4,171,110
                                                                  ----------------
                                                                        20,912,374

    See Notes to Financial Statements                                      7

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Italy  2.0%
  2,510,500   Banca Intesa SpA(b)                                 $     10,422,000
    417,000   Riunione Adriatica di Sicurta SpA                          5,476,567
                                                                  ----------------
                                                                        15,898,567
-------------------------------------------------------------------------------------
Japan  8.1%
    201,000   Canon Inc.                                                 7,974,437
      1,018   Nippon Telegraph & Telephone Corp.                         9,262,177
        730   NTT Mobile Communications                                 17,992,487
     67,000   Orix Corp.                                                 7,029,045
     74,100   Shimamura Co.                                              5,621,660
    186,400   Sony Corp.                                                14,892,872
                                                                  ----------------
                                                                        62,772,678
-------------------------------------------------------------------------------------
Netherlands  3.0%
    209,850   ING Groep NV                                              14,416,069
    183,268   Ver Ned Uitgevers NV                                       8,634,985
                                                                  ----------------
                                                                        23,051,054
-------------------------------------------------------------------------------------
Singapore  1.0%
    793,600   Singapore Airlines                                         7,958,156
-------------------------------------------------------------------------------------
Spain  3.3%
  1,160,462   Banco Santander Central Hispano SA(a)                     11,250,686
    759,100   Telefonica de Espana SA                                   14,480,517
                                                                  ----------------
                                                                        25,731,203
-------------------------------------------------------------------------------------
Sweden  2.0%
    382,100   Skanska AB, Ser. B                                        15,131,160
-------------------------------------------------------------------------------------
United Kingdom  6.3%
    433,600   BAA PLC                                                    3,604,056
    852,641   Bank of Scotland                                           7,952,887
    651,120   GKN PLC                                                    7,461,665
  7,286,976   Vodafone AirTouch PLC                                     30,310,869
                                                                  ----------------
                                                                        49,329,477

    8                                      See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
United States  48.0%
    183,300   American Home Products Corp.                        $     11,639,550
     84,500   Cablevision Systems Corp. Class A(a)                       6,295,250
    248,900   Chase Manhattan Corp.                                     11,324,950
    577,733   Citigroup, Inc.                                           30,403,199
    205,900   Comcast Corp.(a)                                           8,390,425
     30,000   Corvis Corp.(b)                                            1,968,750
    419,400   Electronic Arts, Inc.(a)                                  20,970,000
    364,700   Fox Entertainment Group, Inc., Class A(a)                  7,841,050
    143,500   Grupo Televisa, S.A. (ADR)(a)                              7,766,938
    104,200   Home Depot, Inc.                                           4,480,600
     43,900   JDS Uniphase Corp.(a)                                      3,572,363
     55,300   Juniper Networks Inc.(a)                                  10,783,500
     56,200   Level 3 Communications, Inc.(a)                            2,680,038
    395,700   Micron Technology, Inc.(a)                                13,750,575
    134,700   Microsoft Corp.(a)                                         9,277,462
    218,400   Omnicom Group, Inc.(a)(b)                                 20,147,400
    339,400   Oracle Corp.(a)(b)                                        11,200,200
    256,000   Pharmacia Corp.                                           14,080,000
     76,200   PMC-Sierra, Inc.(a)                                       12,915,900
    131,500   Portal Software, Inc.                                      4,627,156
     54,400   Quest Software, Inc.(a)(b)                                 2,376,600
    327,500   SCI Systems, Inc.(a)                                      14,082,500
    514,400   Solectron Corp.(a)(b)                                     22,633,600
    519,700   Target Corp.                                              14,356,713
    230,900   Telefonos de Mexico SA, Class L (ADR)(b)                  12,454,169
    206,200   Texas Instruments, Inc.(b)                                10,116,687
    445,500   Time Warner, Inc.(b)                                      33,817,905
    960,900   USA Networks, Inc.(a)                                     19,458,225
    236,100   Viacom, Inc.(a)                                           13,428,187
    124,900   Wal-Mart Stores, Inc.                                      5,667,337
    443,400   Worldcom Inc.                                             10,530,750
                                                                  ----------------
                                                                       373,037,979
                                                                  ----------------
              Total long-term investments (cost $547,456,145)          690,648,521
                                                                  ----------------


    See Notes to Financial Statements                                      9

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.


Principal
Amount
(000)          Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  14.0%
Commercial Paper  5.4%
$      6,109   Bombardier Capital Inc.
                6.72%, 11/22/00(c)                                    $    6,085,053
       1,556   Infinity Broadcasting Inc.
                6.75%, 11/30/00(c)                                         1,547,540
       8,352   Sears Roebuck Acceptance Corp.
                6.85%, 11/1/00(c)                                          8,352,000
               Sprint Capital Corp.
       3,905   6.71%, 11/10/00(c)                                          3,898,469
       2,250   6.69%, 11/20/00(c)                                          2,242,032
               TRW Inc.
       2,785   6.72%, 11/13/00(c)                                          2,778,761
       7,042   6.72%, 11/17/00(c)                                          7,020,968
       9,827   Viacom Inc.
                6.85%, 11/1/00(c)                                          9,827,000
                                                                      --------------
               Total commercial paper (cost $41,751,823)                  41,751,823
                                                                      --------------
-------------------------------------------------------------------------------------
U. S. Government Securities  6.0%
               United States Treasury Bills
      47,000   5.86%, 12/21/00
                (cost $46,610,944)                                        46,610,944
-------------------------------------------------------------------------------------
Repurchase Agreement  2.6%
               Joint Repurchase Agreement Account,
      20,293   6.56%, 11/1/00
                (cost $20,293,000; Note 5)                                20,293,000
                                                                      --------------
               Total short-term investments (cost $108,655,767)          108,655,767
                                                                      --------------
Total Investments  102.8%
               (cost $656,111,912)                                       799,304,288
               Liabilities in excess of other assets (2.8%)              (21,683,909)
                                                                      --------------
               Net Assets-100%                                        $  777,620,379
                                                                      --------------

------------------------------
(a) Non-income producing security.
(b) Portion of securities on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
ADR--American Depository Receipt.
    10                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.


The industry classification of portfolio holdings and other assets/liabilities
(net) shown as a percentage of net assets as of October 31, 2000 was as follows:

Telecommunications                                                        17.0%
Banking                                                                    9.4
Broadcasting & Publishing                                                  7.9
Electronic Components                                                      7.7
U.S. Government Securities                                                 6.0
Computer Software & Services                                               5.6
Cash & Other Equivalents                                                   5.4
Retail                                                                     3.9
Pharmaceuticals                                                            3.3
Advertising                                                                3.0
Media                                                                      2.9
Repurchase Agreement                                                       2.6
Oil & Gas Exploration/Production                                           2.3
Consumer Electronics                                                       1.9
Cable & Pay Television Systems                                             1.9
Building & Construction                                                    1.9
Semiconductors                                                             1.8
Telecommunications Equipment                                               1.5
Financial Services                                                         1.5
Airlines                                                                   1.5
Networking                                                                 1.4
Steel & Metals                                                             1.3
Metals                                                                     1.2
Publishing                                                                 1.1
Office Equipment & Supplies                                                1.0
Manufacturing                                                              1.0
Broadcasting                                                               1.0
Automobiles & Auto Parts                                                   1.0
Financial Services Sector                                                  0.9
Conglomerates                                                              0.9
Miscellaneous Manufacturing                                                0.7
Insurance                                                                  0.7
Internet                                                                   0.6
Real Estate-Development                                                    0.5
Electrical & Electronics                                                   0.5
Liabilities in excess of other assets                                    (2.8)
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----


    See Notes to Financial Statements                                     11

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Assets and Liabilities

                                                                  October 31, 2000

----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $656,111,912)                           $799,304,288
Foreign currency, at value (cost $20,260,918)                         19,544,362
Cash                                                                     356,760
Receivable for Series shares sold                                      6,695,068
Foreign tax reclaim receivable                                           280,340
Dividends and interest receivable                                        234,446
Receivable for securities lending income                                 170,354
Deferred expenses and other assets                                        12,402
                                                                  ----------------
      Total assets                                                   826,598,020
                                                                  ----------------
LIABILITIES
Payable to broker for collateral for securities on loan               41,338,152
Payable for investments purchased                                      3,231,266
Payable for Series shares reacquired                                   1,459,890
Unrealized depreciation on swaps                                       1,229,619
Management fee payable                                                   487,624
Accrued expenses                                                         475,702
Securities lending rebate payable                                        367,168
Distribution fee payable                                                 323,201
Payable to securities lending agent                                       35,318
Withholding taxes payable                                                 29,701
                                                                  ----------------
      Total liabilities                                               48,977,641
                                                                  ----------------
NET ASSETS                                                          $777,620,379
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Common stock, at par                                             $    373,813
   Paid-in capital in excess of par                                  516,161,276
                                                                  ----------------
                                                                     516,535,089
   Distributions in excess of net investment income                      (29,701)
   Accumulated net realized gain on investments and
      foreign currency transactions                                  119,909,651
   Net unrealized appreciation on investments and foreign
      currencies                                                     141,205,340
                                                                  ----------------
Net assets, October 31, 2000                                        $777,620,379
                                                                  ----------------
                                                                  ----------------


    12                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Assets and Liabilities Cont'd.

                                                                  October 31, 2000

----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($396,870,041
      / 18,588,573 shares of common stock issued and
      outstanding)                                                        $21.35
   Maximum sales charge (5% of offering price)                              1.12
                                                                  ----------------
   Maximum offering price to public                                       $22.47
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($288,417,583 / 14,417,430 shares of common stock
      issued and outstanding)                                             $20.00
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share ($21,376,753
      / 1,069,115 shares of common stock issued and
      outstanding)                                                        $19.99
   Sales charge (1% of offering price)                                       .20
                                                                  ----------------
   Offering price to public                                               $20.19
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($70,956,002 / 3,306,190 shares of common stock
      issued and outstanding)                                             $21.46
                                                                  ----------------
                                                                  ----------------


    See Notes to Financial Statements                                     13

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                  October 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $605,395)        $    4,512,625
   Interest                                                             2,823,117
   Income from securities loaned (net)                                    427,052
                                                                  ----------------
      Total income                                                      7,762,794
                                                                  ----------------
Expenses
   Management fee                                                       6,502,580
   Distribution fee--Class A                                            1,037,588
   Distribution fee--Class B                                            3,323,133
   Distribution fee--Class C                                              188,863
   Transfer agent's fees and expenses                                   1,465,000
   Custodian's fees and expenses                                          380,000
   Reports to shareholders                                                366,000
   Registration fees                                                       72,000
   Audit fees                                                              35,000
   Legal fees and expenses                                                 20,000
   Directors' fees and expenses                                            13,000
   Insurance expenses                                                      10,000
   Miscellaneous                                                            8,527
                                                                  ----------------
      Total expenses                                                   13,421,691
                                                                  ----------------
Net investment loss                                                    (5,658,897)
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investments                                                        208,100,079
   Swaps                                                                 (999,414)
   Foreign currencies                                                    (587,586)
                                                                  ----------------
                                                                      206,513,079
                                                                  ----------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                       (130,746,359)
   Foreign currencies                                                  (1,976,328)
   Swaps                                                               (1,472,005)
                                                                  ----------------
                                                                     (134,194,692)
                                                                  ----------------
Net gain on investments and foreign currencies                         72,318,387
                                                                  ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $   66,659,490
                                                                  ----------------
                                                                  ----------------


    14                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Changes in Net Assets

                                                       Year                Year
                                                      Ended               Ended
                                                 October 31, 2000    October 31, 1999

-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                            $   (5,658,897)     $   (3,771,526)
   Net realized gain on investments and
      foreign currency transactions                  206,513,079          68,352,009
   Net change in unrealized
      appreciation/depreciation on investments
      and foreign currencies                        (134,194,692)        137,002,352
                                                 ----------------    ----------------
   Net increase in net assets resulting from
      operations                                      66,659,490         201,582,835
                                                 ----------------    ----------------
Dividends and distributions (Note 1)
   Distributions in excess of net investment
      income
      Class A                                         (2,901,668)         (2,173,921)
      Class B                                           (788,169)           (347,370)
      Class C                                            (27,278)             (6,461)
      Class Z                                           (553,480)           (394,708)
                                                 ----------------    ----------------
                                                      (4,270,595)         (2,922,460)
                                                 ----------------    ----------------
   Distributions from net realized capital
      gains
      Class A                                        (28,389,294)         (9,316,805)
      Class B                                        (27,972,256)        (10,421,104)
      Class C                                         (1,234,352)           (387,651)
      Class Z                                         (4,318,040)         (1,315,694)
                                                 ----------------    ----------------
                                                     (61,913,942)        (21,441,254)
                                                 ----------------    ----------------
Series share transactions (net of share
   conversions) (Note 6)
   Proceeds from shares sold                      $  892,337,684      $  489,274,646
   Net asset value of shares issued in
      reinvestment
      of dividends and distributions                  63,560,898          23,377,927
   Cost of shares reacquired                        (891,445,112)       (549,482,065)
                                                 ----------------    ----------------
Net increase (decrease) in net assets from
   Series
   share transactions                                 64,453,470         (36,829,492)
                                                 ----------------    ----------------
Total increase                                        64,928,423         140,389,629
NET ASSETS
Beginning of year                                    712,691,956         572,302,327
                                                 ----------------    ----------------
End of year                                       $  777,620,379      $  712,691,956
                                                 ----------------    ----------------
                                                 ----------------    ----------------


    See Notes to Financial Statements                                     15

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements

      Prudential World Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of three series: Prudential Global Growth Fund (the 'Series'), Prudential International Value Fund and Jennison International Growth Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations in May, 1984. The investment objective of the Series is to seek long-term capital growth, with income as a secondary objective, by investing in a diversified portfolio of securities consisting of marketable securities of U.S. and non-U.S. issuers.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange (whether
domestic or foreign) and NASDAQ National Market System securities are valued at the last sales price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadvisor.

      Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
    16

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
                                                                          17

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

      Swaps:    A swap is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Securities Lending:    The Fund may lend securities to broker-dealers. The
loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities
    18

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease net investment loss by $16,807,339, decrease accumulated net realized gain on investments by $85,780,369 and increase paid-in capital by $68,973,030 for realized foreign currency losses, net operating loss, passive foreign investment company mark-to-market adjustments and for redemptions utilized as distributions for federal income tax purposes during the year ended October 31, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnished investment advisory services in connection with the management of the Fund from November 1, 1999 through October 1, 2000. Effective October 2, 2000, the Board of Directors terminated the subadvisory agreement with PIC, and PIFM entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'), pursuant to which Jennison is paid under the same terms as PIC. PIFM paid for the services of PIC and Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the average daily net assets of the Series.

      Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. From January 1, through October 1, 2000, the subadvisory fee paid to PIC, and from October 2
                                                                          19

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

through October 31, 2000, the subadvisory fee paid to Jennison by PIFM, was computed daily and payable monthly at an annual rate of .375 of 1% of the average daily net assets of the Series. The subadvisory fee has no impact on the management fee charged to the Fund or its shareholders.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensated PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for the Class Z shares of the Fund.

      Pursuant to the Class A Plan, the Series compensates PIMS with respect to Class A shares, for distribution-related activities at an annual rate of up to
 .30 of 1% of the average daily net assets of the Class A shares. Pursuant to the Class B and C Plans, the Series compensates PIMS for distribution-related activities at the annual rate of .75 of 1% of the average daily net assets of Class B shares up to the level of average daily net assets as of February 26, 1986, plus 1% of the average daily net assets in excess of such level of the Class B shares, and 1% of average daily net assets of Class C shares. Payments made pursuant to the Plans were .25 of 1%, .94 of 1% and 1% of the average daily net assets of Class A, B and C shares, respectively, for the year ended October 31, 2000.

      PIMS has advised the Series that for the year ended October 31, 2000, they received approximately $228,900 and $45,600 in front-end sales charges resulting from sales of Class A and Class C shares, respectively. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that during the year ended October 31, 2000, it received approximately $410,500 and $6,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

      PIFM, PIC, PIMS, and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment
    20

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility.

      The Series utilized the line of credit during the year ended October 31, 2000. The average daily balance and maximum amount the Series had outstanding during the year, was approximately $2,362,750 and $3,970,000, respectively. The average daily interest rate was 6.98%.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended October 31, 2000, the Series incurred fees of approximately $1,252,500 for the services of PMFS. As of October 31, 2000, approximately $91,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      Prudential Securities Incorporated ('PSI'), a wholly owned subsidiary of Prudential, is the securities lending agent for the Fund. For the year ended October 31, 2000, PSI has been compensated approximately $151,000 for these services of which approximately $35,000 is payable at year-end.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2000 were $634,259,811 and $696,964,503, respectively.

      The United States federal income tax basis of the Series' investments at October 31, 2000 was $656,642,452 and, accordingly, net unrealized appreciation for federal income tax purposes was $142,661,836 (gross unrealized appreciation--$184,744,663; gross unrealized depreciation--$42,082,827).

      As of October 31, 2000, the Series had securities on loan with an aggregate market value of $40,814,019. The Fund received $41,338,152 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Series' securities lending procedures.

      The Series entered into an equity index price return swap agreement with Merrill Lynch International. At termination, the Series will receive from/pay to the counterparty the amount of appreciation/(depreciation) in the value of the underlying Dow Jones Euro Stoxx 50 (Price) Index. In addition, the Series incurred certain transaction costs in connection with the agreement. The details of the swap agreement are as follows:
                                                                          21

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

              Termination                  Current         Current
Open Date        Date         Shares        Value           Basis        Depreciation
---------     -----------     ------     -----------     -----------     ------------
 9/15/00       12/15/00       852        $36,968,130     $38,197,749     $ (1,229,619)

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of October 31, 2000, the Fund had a 3.08% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $20,293,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

      ABN AMRO Incorporated, 6.56%, in the principal amount of $150,000,000, repurchase price $150,027,333, due 11/1/00. The value of the collateral including accrued interest was $153,000,176.

      Bear, Stearns & Co. Inc., 6.56%, in the principal amount of $175,000,000, repurchase price $175,031,889, due 11/1/00. The value of the collateral including accrued interest was $184,628,570.

      Chase Securities Inc., 6.56%, in the principal amount of $115,000,000, repurchase price $115,020,956, due 11/1/00. The value of the collateral including accrued interest was $117,304,831.

      Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.375%, in the principal amount of $43,782,000, repurchase price $43,789,753, due 11/1/00. The value of the collateral including accrued interest was $44,659,885.

      UBS Warburg, 6.56%, in the principal amount of $175,000,000, repurchase price $175,031,889, due 11/1/00. The value of the collateral including accrued interest was $178,501,724.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not
    22

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

      Transactions in shares of common stock were as follows:

Class A                                                      Shares          Amount
--------------------------------------------------------  ------------    -------------
Year ended October 31, 2000:
Shares sold                                                 23,605,336    $ 560,629,691
Shares issued in reinvestment of distributions               1,317,634       29,804,892
Shares reacquired                                          (24,315,105)    (581,636,415)
                                                          ------------    -------------
Net increase in shares outstanding before conversion           607,865        8,798,168
Shares issued upon conversion from Class B                   1,951,403       47,137,526
                                                          ------------    -------------
Net increase in shares outstanding                           2,559,268    $  55,935,694
                                                          ------------    -------------
                                                          ------------    -------------
Year ended October 31, 1999:
Shares sold                                                 13,518,704    $ 254,698,276
Shares issued in reinvestment of distributions                 666,308       10,960,764
Shares reacquired                                          (14,682,814)    (277,579,563)
                                                          ------------    -------------
Net decrease in shares outstanding before conversion          (497,802)     (11,920,523)
Shares issued upon conversion from Class B                     993,970       18,903,039
                                                          ------------    -------------
Net increase in shares outstanding                             496,168    $   6,982,516
                                                          ------------    -------------
                                                          ------------    -------------

Class B
--------------------------------------------------------

Year ended October 31, 2000:
Shares sold                                                  7,648,703    $ 170,944,436
Shares issued in reinvestment of distributions               1,296,268       27,649,390
Shares reacquired                                           (7,988,496)    (177,800,125)
                                                          ------------    -------------
Net increase in shares outstanding before conversion           956,475       20,793,701
Shares reacquired upon conversion into Class A              (2,075,961)     (47,137,526)
                                                          ------------    -------------
Net decrease in shares outstanding                          (1,119,486)   $ (26,343,825)
                                                          ------------    -------------
                                                          ------------    -------------
Year ended October 31, 1999:
Shares sold                                                  8,358,906    $ 147,941,437
Shares issued in reinvestment of distributions                 661,620       10,321,280
Shares reacquired                                          (10,401,728)    (183,866,717)
                                                          ------------    -------------
Net decrease in shares outstanding before conversion        (1,381,202)     (25,604,000)
Shares reacquired upon conversion into Class A              (1,051,842)     (18,903,039)
                                                          ------------    -------------
Net decrease in shares outstanding                          (2,433,044)   $ (44,507,039)
                                                          ------------    -------------

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

Class C                                                      Shares          Amount
--------------------------------------------------------  ------------    -------------
Year ended October 31, 2000:
Shares sold                                                  2,475,595    $  55,018,619
Shares issued in reinvestment of distributions                  58,297        1,243,470
Shares reacquired                                           (2,174,909)     (48,553,752)
                                                          ------------    -------------
Net increase in shares outstanding                             358,983    $   7,708,337
                                                          ------------    -------------
Year ended October 31, 1999:
Shares sold                                                  2,698,972    $  47,616,508
Shares issued in reinvestment of distributions                  24,783          386,616
Shares reacquired                                           (2,715,319)     (47,898,845)
                                                          ------------    -------------
Net increase in shares outstanding                               8,436    $     104,279
                                                          ------------    -------------

Class Z
--------------------------------------------------------

Year ended October 31, 2000:
Shares sold                                                  4,349,365    $ 105,744,938
Shares issued in reinvestment of distributions                 214,330        4,863,146
Shares reacquired                                           (3,532,169)     (83,454,820)
                                                          ------------    -------------
Net increase in shares outstanding                           1,031,526    $  27,153,264
                                                          ------------    -------------
                                                          ------------    -------------
Year ended October 31, 1999:
Shares sold                                                  2,088,178    $  39,018,425
Shares issued in reinvestment of distributions                 103,655        1,709,267
Shares reacquired                                           (2,156,231)     (40,136,940)
                                                          ------------    -------------
Net increase in shares outstanding                              35,602    $     590,752
                                                          ------------    -------------
                                                          ------------    -------------

       Prudential World Fund, Inc.      Prudential Global Growth Fund

 Financial
           Highlights

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights

                                                                      Class A
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2000(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $   21.19
                                                                    ----------
Income from investment operations
Net investment loss(c)                                                    (.09)
Net realized and unrealized gain on investment and foreign
   currency transactions                                                  2.25
                                                                    ----------
      Total from investment operations                                    2.16
                                                                    ----------
Less distributions
Distributions in excess of net investment income                          (.19)
Distributions from net realized capital gains                            (1.81)
                                                                    ----------
      Total distributions                                                (2.00)
                                                                    ----------
Net asset value, end of year                                         $   21.35
                                                                    ----------
                                                                    ----------
TOTAL RETURN(b):                                                          9.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 396,870
Average net assets (000)                                             $ 415,035
Ratios to average net assets(c):
   Expenses, including distribution fees                                  1.27%
   Expenses, excluding distribution fees                                  1.02%
   Net investment income (loss)                                           (.38)%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  82%

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) For the fiscal year ended October 31, 2000, the distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average net assets of the Class A shares.
    26                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
    1999(a)              1998(a)                1997                 1996
-------------------------------------------------------------------------------------
    $  16.16             $  17.27             $  16.62             $  15.52
----------------     ----------------     ----------------     ----------------
        (.05)                (.02)                (.01)                  --
        5.82                  .82                 1.96                 1.83
----------------     ----------------     ----------------     ----------------
        5.77                  .80                 1.95                 1.83
----------------     ----------------     ----------------     ----------------
        (.14)                (.11)                (.05)                  --
        (.60)               (1.80)               (1.25)                (.73)
----------------     ----------------     ----------------     ----------------
        (.74)               (1.91)               (1.30)                (.73)
----------------     ----------------     ----------------     ----------------
    $  21.19             $  16.16             $  17.27             $  16.62
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       36.83%                5.71%               12.42%               12.33%
    $339,620             $251,018             $258,080             $234,700
    $298,009             $260,774             $265,380             $222,948
        1.32%                1.38%                1.39%                1.45%
        1.07%                1.13%                1.14%                1.20%
        (.27)%               (.14)%                .01%                (.04)%
          59%                  61%                  64%                  52%

    See Notes to Financial Statements                                     27

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                                                      Class B
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2000(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $   19.98
                                                                    ----------
Income from investment operations
Net investment loss                                                       (.24)
Net realized and unrealized gain on investment and foreign
   currency transactions                                                  2.12
                                                                    ----------
      Total from investment operations                                    1.88
                                                                    ----------
Less distributions
Distributions in excess of net investment income                          (.05)
Distributions from net realized capital gains                            (1.81)
                                                                    ----------
      Total distributions                                                (1.86)
                                                                    ----------
Net asset value, end of year                                         $   20.00
                                                                    ----------
                                                                    ----------
TOTAL RETURN(b):                                                          8.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 288,418
Average net assets (000)                                             $ 355,100
Ratios to average net assets:
   Expenses, including distribution fees                                  1.96%
   Expenses, excluding distribution fees                                  1.02%
   Net investment loss                                                   (1.07)%

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    28                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
    1999(a)              1998(a)                1997                 1996
-------------------------------------------------------------------------------------
    $  15.26             $  16.42             $  15.96             $  15.03
----------------     ----------------     ----------------     ----------------
        (.17)                (.13)                (.12)                (.08)
        5.51                  .78                 1.88                 1.74
----------------     ----------------     ----------------     ----------------
        5.34                  .65                 1.76                 1.66
----------------     ----------------     ----------------     ----------------
        (.02)                (.01)                (.05)                  --
        (.60)               (1.80)               (1.25)                (.73)
----------------     ----------------     ----------------     ----------------
        (.62)               (1.81)               (1.30)                (.73)
----------------     ----------------     ----------------     ----------------
    $  19.98             $  15.26             $  16.42             $  15.96
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       36.00%                4.95%               11.70%               11.57%
    $310,458             $274,248             $335,007             $326,978
    $297,322             $312,569             $350,518             $294,230
        1.99%                2.06%                2.07%                2.12%
        1.07%                1.13%                1.14%                1.20%
        (.96)%               (.82)%               (.68)%               (.67)%


    See Notes to Financial Statements                                     29

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                                                      Class C
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2000(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 19.97
                                                                     --------
Income from investment operations
Net investment loss                                                      (.24)
Net realized and unrealized gain on investment and foreign
  currency transactions                                                  2.11
                                                                     --------
      Total from investment operations                                   1.87
                                                                     --------
Less distributions
Distributions in excess of net investment income                         (.04)
Distributions from net realized capital gains                           (1.81)
                                                                     --------
      Total distributions                                               (1.85)
                                                                     --------
Net asset value, end of year                                          $ 19.99
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                         8.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $21,377
Average net assets (000)                                              $18,886
Ratios to average net assets:
   Expenses, including distribution fees                                 2.02%
   Expenses, excluding distribution fees                                 1.02%
   Net investment loss                                                  (1.11)%

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Distribution in excess of net investment income was $.001.
    30                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
    1999(a)              1998(a)                1997                 1996
-------------------------------------------------------------------------------------
    $  15.25             $  16.41             $  15.96              $15.03
    --------             --------             --------             -------
        (.18)                (.14)                (.11)               (.05)
        5.51                  .78                 1.86                1.71
    --------             --------             --------             -------
        5.33                  .64                 1.75                1.66
    --------             --------             --------             -------
        (.01)           --(c)                     (.05)                 --
        (.60)               (1.80)               (1.25)               (.73)
    --------             --------             --------             -------
        (.61)               (1.80)               (1.30)               (.73)
    --------             --------             --------             -------
    $  19.97             $  15.25             $  16.41              $15.96
    --------             --------             --------             -------
    --------             --------             --------             -------
       35.94%                4.90%               11.63%              11.57%
    $ 14,184             $ 10,698             $ 10,244              $7,693
    $ 11,866             $ 10,286             $  9,093              $5,516
        2.07%                2.13%                2.14%               2.20%
        1.07%                1.13%                1.14%               1.20%
       (1.02)%               (.90)%               (.75)%              (.72)%


    See Notes to Financial Statements                                     31

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                                                      Class Z
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2000(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 21.29
                                                                     --------
Income from investment operations
Net investment income (loss)                                             (.02)
Net realized and unrealized gain on investment and foreign
   currency transactions                                                 2.23
                                                                     --------
      Total from investment operations                                   2.21
                                                                     --------
Less distributions
Distributions in excess of net investment income                         (.23)
Distributions from net realized capital gains                           (1.81)
                                                                     --------
      Total distributions                                               (2.04)
                                                                     --------
Net asset value, end of year                                          $ 21.46
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                         9.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $70,956
Average net assets (000)                                              $77,989
Ratios to average net assets:
   Expenses, including distribution fees                                 1.02%
   Expenses, excluding distribution fees                                 1.02%
   Net investment income (loss)                                          (.08)%

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class Z shares.
(d) Annualized.
    32                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                  Year Ended October 31,                       March 1, 1996(c)
----------------------------------------------------------         through
    1999(a)              1998(a)                1997           October 31, 1996
-------------------------------------------------------------------------------------
    $  16.23             $  17.35             $  16.65             $  15.42
    --------             --------             --------             --------
          --                  .02                  .04                  .06
        5.84                  .82                 1.96                 1.18
    --------             --------             --------             --------
        5.84                  .84                 2.00                 1.24
    --------             --------             --------             --------
        (.18)                (.16)                (.05)                  --
        (.60)               (1.80)               (1.25)                (.01)
    --------             --------             --------             --------
        (.78)               (1.96)               (1.30)                (.01)
    --------             --------             --------             --------
    $  21.29             $  16.23             $  17.35             $  16.65
    --------             --------             --------             --------
    --------             --------             --------             --------
       37.25%                5.97%               12.72%                8.06%
    $ 48,430             $ 36,338             $ 44,412             $ 40,416
    $ 42,312             $ 41,799             $ 46,545             $ 26,452
        1.07%                1.13%                1.14%                1.20%(d)
        1.07%                1.13%                1.14%                1.20%(d)
        (.02)%                .12%                 .27%                 .55%(d)


    See Notes to Financial Statements                                     33

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Report of Independent Accountants

To the Shareholders and Board of Directors
Prudential World Fund, Inc.--Prudential Global Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential World Fund, Inc.--Prudential Global Growth Fund (the 'Fund', one of the portfolios constituting Prudential World Fund, Inc.) at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The accompanying financial highlights for the period ended October 31, 1996 were audited by other independent accountants, whose opinion dated December 13, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 20, 2000
    34

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (October 31, 2000) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended October 31, 2000, dividends were paid of $.19, $.05, $.04 and $.23 per share (representing net investment income and short-term capital gains) for Class A, B, C and Z shares respectively, which are taxable as ordinary income. In addition, the Series paid to Class A, B, C, and Z shares a long-term capital gain distribution of $1.81 which is taxable as such. The Fund utilized redemptions as distributions in the amount of $.165 and $1.676 of ordinary income and long-term capital gains, respectively, for each class of shares.

      We wish to advise you that the corporate dividends received deduction for the Series is 12.05%. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

      In January 2001, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2000.
                                                                          35

Prudential Global Growth Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800)
225-1852. Read the prospectus carefully
before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
         www.prudential.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
  Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

Prudential Global Growth Fund

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-- they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats.
You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information.
Please keep in mind that past performance is not indicative of future results.

         www.prudential.com  (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful-- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares.
The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income
(mostly interest and dividends earned) and expenses
(including what you pay us to manage your money).
You'll also see capital gains here--both realized and unrealized.

Prudential Global Growth Fund

Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The
Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so.
Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

        www.prudential.com  (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as a hypothetical
$10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Global Growth Fund

Class A    Growth of a $10,000 Investment

(GRAPHIC)

Average Annual Total Returns as of 10/31/00
                                                              Since Inception
                        One Year    Five Years    Ten Years      (1/22/90)
With Sales Charge         4.31%       13.76%        12.81%         10.58%
Without Sales Charge      9.80%       14.93%        13.39%         11.10%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Global Growth Fund
(Class A shares) with a similar investment in the Morgan Stanley Capital International World Index
(MSCI World Index) by portraying the initial account value at the commencement of operations of Class A shares, and the account value at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested.

The MSCI World Index is a weighted, unmanaged index of performance of approximately 1,500 securities listed on stock exchanges of the United States, Europe, Canada, Australia, and the Far East. The
MSCI World Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the MSCI World Index may differ substantially from the securities in the Fund. The MSCI World Index is not the only one that may be used to characterize performance of global stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

           www.prudential.com  (800) 225-1852

Class B    Growth of a $10,000 Investment
(GRAPHIC)

Average Annual Total Returns as of 10/31/00
                                                              Since Inception
                        One Year    Five Years    Ten Years      (5/15/84)
With Sales Charge         3.94%       14.03%        12.59%         13.51%
Without Sales Charge      8.94%       14.15%        12.59%         13.51%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Global Growth Fund
(Class B shares) with a similar investment in the Morgan Stanley Capital International World Index
(MSCI World Index) by portraying the initial account value at the commencement of operations of Class B shares, and the account value at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on October 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.
This conversion feature is not reflected in the graph.

The MSCI World Index is a weighted, unmanaged index of performance of approximately 1,500 securities listed on stock exchanges of the United States, Europe, Canada, Australia, and the Far East. The
MSCI World Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the MSCI World Index may differ substantially from the securities in the Fund. The MSCI World Index is not the only one that may be used to characterize performance of global stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Global Growth Fund

Class C    Growth of a $10,000 Investment

(GRAPHIC)

Average Annual Total Returns as of 10/31/00
                        One Year    Five Years    Ten Years   Since Inception
With Sales Charge         6.80%       13.87%         N/A           12.44%
Without Sales Charge      8.89%       14.10%         N/A           12.62%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential Global Growth Fund (Class C shares) with a similar investment in the Morgan Stanley Capital
International World Index (MSCI World Index) by portraying the initial account value at the commencement of operations of Class C shares, and the account value at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on October 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distri-butions were reinvested.

The MSCI World Index is a weighted, unmanaged index of performance of approximately 1,500 securities listed on stock exchanges of the United States, Europe, Canada, Australia, and the Far East. The
MSCI World Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the MSCI World Index may differ substantially from the securities in the Fund. The MSCI World Index is not the only one that may be used to characterize performance of global stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

        www.prudential.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment
(GRAPHIC)

Average Annual Total Returns as of 10/31/00
                        One Year    Five Years    Ten Years   Since Inception
With Sales Charge         9.97%        N/A           N/A           15.36%
Without Sales Charge      9.97%        N/A           N/A           15.36%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Global Growth Fund
(Class Z shares) with a similar investment in the Morgan Stanley Capital International World Index
(MSCI World Index) by portraying the initial account value at the commencement of operations of Class Z shares, and the account value at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class
Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The MSCI World Index is a weighted, unmanaged index of performance of approximately 1,500 securities listed on stock exchanges of the United States, Europe, Canada, Australia, and the Far East. The
MSCI World Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the MSCI World Index may differ substantially from the securities in the Fund. The MSCI World Index is not the only one that may be used to characterize performance of global stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Fund Symbols     NASDAQ     CUSIP
Class A          PRGAX    743969107
Class B          PRGLX    743969206
Class C          PRGCX    743969305
Class Z          PWGZX    743969404

MF115E

(LOGO) Printed on Recycled Paper

ANNUAL REPORT  MAY 31, 2000

Prudential
Global Genesis Fund, Inc.

FUND TYPE Global Stock
OBJECTIVE Long-term growth of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Global Genesis Fund seeks to achieve long-term growth of capital by investing primarily in common stocks and other equity securities of smaller foreign and U.S. companies. The Fund is subject to all the risks associated with foreign investing, including currency, political and social risks, and potential illiquidity.
There can be no assurance that the Fund will achieve its investment objective.

Geographic Concentration
   Expressed as a percentage of
net assets as of 5/31/00
      52.8%  United States
      21.4   Continental Europe
      11.7   Japan
       8.9   United Kingdom
       2.9   Asia/Pacific Basin (ex-Japan)
       0.9   Latin America
       1.4   Cash & Equivalents

Ten Largest Holdings
   Expressed as a percentage of
   net assets as of 5/31/00
   1.4%   AmeriSource Health Corp.
      Drugs and Medical Supplies
   1.1   Imax Corp.
      Electronic Components
   1.1   Tech Data Corp.
      Distribution/Wholesalers
   1.1   Clearnet Communications
      Cellular Communications
   1.0   Whole Foods Market, Inc.
      Foods
   1.0   BrightPoint, Inc.
      Distribution/Wholesalers
   1.0   American Management Sys., Inc.
      Data Processing/Management
   1.0   Applica, Inc.
      Home Furnishings
   0.9   Remec, Inc.
      Aerospace/Defense
   0.9   Acxiom Corp.
      Data Processing/Management
www.prudential.com   (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                     As of 5/31/00
                   One      Five       Ten       Since
                   Year     Years     Years    Inception2
Class A            25.95%   58.63%   138.92%     142.95%
Class B            25.08    52.79    121.25      201.77
Class C            25.08    52.79      N/A        48.36
Class Z            26.21     N/A       N/A        44.17
Lipper Global
Small-Cap
Fund Avg.3         34.42   106.05    195.15        ***


Average Annual Total Returns1               As of 6/30/00
          One      Five     Ten      Since
          Year     Years   Years   Inception2
Class A   19.09%   9.13%   8.91%     8.97%
Class B   19.68    9.31    8.65      9.84
Class C   22.43    9.23    N/A       7.81
Class Z   25.73    N/A     N/A      11.91

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class
A shares.
Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and
1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B, 1/29/88;
Class C, 8/1/94; and Class Z, 9/16/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Global Small-Cap Fund category. The Lipper average is unmanaged. Funds in the Global Small-Cap category invest at least 25% of their portfolio in securities with primary trading markets outside the United States, and that limit their investments to companies with market capitalizations less than U.S.$1 billion at the time of purchase.

***Lipper Since Inception returns are 185.48% for Class
A, 238.71% for Class B, 114.34% for
Class C, and 57.03% for Class Z, based on all funds in each share class.

(LOGO)                                July 17, 2000

Dear Shareholder,
During the one-year reporting period ended May 31, 2000, the Prudential Global Genesis Fund's Class A shares posted a strong 25.95% return-19.65% to those paying the one-time Class A share sales charge.
This compares very favorably to the 15.84% return for the Salomon EMI Index of global small company stocks. The
Lipper Global Small-Cap Fund Average posted even stronger results, rising 34.42% during the reporting period. We suspect that other mutual funds in this category had a much higher concentration of their assets in technology stocks. In contrast, the Fund continued to hold a more broadly diversified portfolio-one that sought to temper risks and take advantage of the vast opportunities in the marketplace.

Fund to merge
In May, the Fund's Board of Directors approved its merger into the Prudential Global Growth Fund, which is expected to take place in late September 2000 (subject to shareholder approval). The Prudential Global Growth Fund invests primarily in medium- and larger-cap growth stocks. We believe the merger should enable shareholders to participate in an even greater number of investment opportunities, and to benefit from lower fund expense ratios. Shareholders will receive additional information after the merger has occurred.

As always, we appreciate your confidence, and look forward to serving your investment needs in the future.

Yours sincerely,

John R. Strangfeld, President
Prudential Global Genesis Fund, Inc.

Prudential Global Genesis Fund, Inc.

Annual Report   May 31, 2000

Investment Adviser's Report

Positive structural changes
Throughout much of the reporting period, investors were drawn to the positive trends occurring in the global small-cap marketplace. For example, with the vast acceptance of the Internet, smaller and relatively newer companies can now effectively sell their products and services directly to end users. As a result, these firms do not have to incur the time and expense of developing an extensive distribution channel. This has helped many small-cap companies to become profitable in time frames that were once thought impossible.

The ongoing economic rebound in the emerging markets was also a boost to small-cap stocks. This dramatic turnaround has increased the demand for products and services provided by smaller companies. In addition, it has made many investors more comfortable with taking on the added risks associated with smaller-cap issues.

A wide array of opportunities
Small-cap stocks in a variety of sectors rose during the reporting period, and the Fund's performance was aided by strong stock selection. Overall, the technology sector provided compelling returns, especially during the first
10 months of the period. Overseas, European Internet stocks were particularly strong. The Fund's energy stocks also rose substantially, as our holdings in both oil exploration and oil service stocks enhanced returns.
In addition, several of our distribution-related issues and diversified consumer stocks yielded good results, and the Fund's financial and insurance stocks were a boon to performance, due in part to consolidation occurring in these industries.

Prudential Global Genesis Fund, Inc.

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 5/31/00
1.4%   AmeriSource Health Corp./Drugs and Medical Supplies
The fourth largest wholesale distributor of drugs and healthcare services in the United States. Concerns over competition from the Internet and the potential for a decline in drug prices caused this stock to fall sharply. We purchased shares on this weakness, as AmeriSource's business fundamentals remained strong. Since that time, its share price has appreciated sharply.

1.1%   Imax Corp./Electronic Components
Imax holds a worldwide monopoly with its large-screen cinema system. The firm's stock price fell due to delays in shipments of new orders. However, no orders were actually canceled, and its share price has begun to rebound from its depressed level.

1.1%   Tech Data Corp./Distribution Wholesalers
A distributor of computers and peripherals to value-added retailers. The stock became oversold due to the sell-off in the technology sector. We took this opportunity to purchase shares, and its share price has subsequently risen sharply higher.

1.1%   Clearnet Communications/Cellular Communications
This long-term Fund holding has been a major contributor in our wireless communications theme. The firm operates two wireless networks throughout Canada, and has been rewarded for its rapid growth rates and quality management team.

1.0%   Whole Foods Market, Inc./Foods
Whole Foods remains the largest natural foods supermarket chain in the United States. The stock fell when it didn't meet earnings expectations in January. However, it has since spun off some underperforming assets and is again concentrating on its core business.

Holdings are subject to change.

www.prudential.com               (800) 225-1852

Annual Report   May 31, 2000

Wireless communications lead the way
Certainly, one of the most important contributors to Fund performance was its wireless communications stocks-both in the United States and abroad. It's almost impossible to overstate the vast changes occurring as a result of the new communications revolution. The penetration of wireless phone usage continues to surge, and tremendous opportunities in countries such as China remain untapped.
We also believe that features such as wireless Internet access and instant messaging will lead this industry for years to come.

Basic materials disappoint
Unfortunately, the Fund's overweight position in basic materials stocks did not meet our expectations. We believed that global economic growth would lead to increased demand for materials to supply consumer and business needs. In addition, many stocks in this sector were relatively inexpensive, especially compared to technology issues. However, while demand for basic materials did indeed rise, this did not propel their stock prices upward, as pricing pressures in the marketplace did not lead to higher profitability. As a result, consumers continued to be drawn to the upward momentum in stocks in other sectors. With the prospect of slower economic growth, we have dramatically reduced the Fund's exposure to basic materials stocks.

Anticipating the shifting market
Active management of the Fund's portfolio helped us to navigate the rough seas that we encountered toward the end of the reporting period. In December 1999, our concern over rich valuation levels in the technology sector, surging oil prices, and the prospect of rising interest rates led us to take a more defensive stance.
Overseas, we took profits from our European Internet stocks, and shifted out of smaller Asian countries such as the Philippines and Indonesia. These proceeds were placed in more developed, less risky countries, and in sectors with more predictable earnings streams.

Prudential Global Genesis Fund, Inc.

Annual Report   May 31, 2000

We also moved from an overweight position in the technology sector to a modest underweight in the United
States and abroad. This repositioning hurt the Fund relative to its benchmark in January and February, as technology and riskier issues continued to outperform.
However, when the market abruptly reversed course in March, the Fund was rewarded for its more conservative stance.

Looking ahead
In recent weeks, the market has rebounded somewhat from its steep decline, especially in the technology sector.
This has been precipitated by signs that the Federal
Reserve Board's interest rate hikes may finally be slowing economic growth to a more modest pace. Higher unemployment rates and stabilizing consumer prices have led many investors to believe that the Fed's tightening monetary policy may be over sooner rather than later.
This scenario would likely aid the financial markets in the United States and abroad.

However, we believe it will take some time for the economic picture to become clearer. While a recession is not likely, it cannot be entirely ruled out, and even a "soft landing," where the economy slows but not too far, could damage corporate profits. It is our belief that the markets will remain unsettled until it is evident that the economy is on track, and that corporate profits are strong enough to validate valuation levels. When this occurs, we anticipate that the markets will respond favorably, and that the long-term outlook for equities will be positive.

Prudential Global Genesis Fund Management Team

Prudential Global Genesis Fund, Inc.

Annual Report   May 31, 2000

Financial

   Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000

Shares         Description                                            Value [ZW]
(Note 1)
                                                                      [ZW]
- ------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  93.0%
Common Stocks  92.4%
- -------------------------------------------------------------------------------------
Australia  0.4%
      27,100   Broken Hill Proprietary Co., Ltd.                      $      [ZW]
276,269
- -------------------------------------------------------------------------------------
Austria  0.3%
      11,246   Adcon Telemetry AG                                            [ZW]
205,108
- -------------------------------------------------------------------------------------
Finland  0.5%
      30,198   JOT Automation Group Oyj                                      [ZW]
177,373
      28,354   Metsa-Serla Oyj, Class B                                      [ZW]
221,438
                                                                      [ZW]
- --------------
                                                                             [ZW]
398,811
- -------------------------------------------------------------------------------------
France  4.0%
       7,276   ActivCard S.A.(a)                                             [ZW]
136,425
       1,534   Aubay Technology S.A.(a)                                      [ZW]
220,521
       6,248   Bouygues Offshore S.A.                                        [ZW]
303,875
       1,947   Castorama Dubois                                              [ZW]
493,499
       2,851   Club Mediterranee S.A.                                        [ZW]
359,983
       8,230   Credit Lyonnais S.A.                                          [ZW]
354,394
       5,487   ILOG S.A.(a)                                                  [ZW]
177,054
       5,271   Ingenico S.A.                                                 [ZW]
502,856
       6,827   Societe Generale D'Enterprises S.A.(a)                        [ZW]
301,322
       7,420   Vallourec S.A.                                                [ZW]
270,657
      17,840   XRT-CERG                                                      [ZW]
131,651
                                                                      [ZW]
- --------------
                                                                           [ZW]
3,252,237
- -------------------------------------------------------------------------------------
Germany  2.9%
       4,275   BKN International AG                                          [ZW]
240,704
         115   ce Consumer Electronic AG                                      [ZW]
15,058
       3,922   Entrium Direct Bankers AG                                     [ZW]
188,915
       2,452   Epcos AG(a)                                                   [ZW]
300,085
         608   Intershop Communications AG(a)                                [ZW]
246,231
       4,906   Kamps AG                                                      [ZW]
130,775
      15,496   NSE Software AG(a)                                            [ZW]
260,881
       1,361   Parsytec AG(a)                                                [ZW]
267,318

    8                                      See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value [ZW]
(Note 1)
- ------------------------------------------------------------------------------------------
                                                                      [ZW]
       7,933   Suss Micro Technology AG                               $      [ZW]
288,628
       2,138   Telegate AG(a)                                                [ZW]
247,959
       3,737   Tomorrow Internet AG(a)                                       [ZW]
150,294
                                                                      [ZW]
- --------------
                                                                           [ZW]
2,336,848
- -------------------------------------------------------------------------------------
Hong Kong  0.8%
     763,000   Lung Kee Holdings Ltd.                                        [ZW]
140,997
     203,000   QPL International Holdings Ltd.(a)                            [ZW]
286,558
      89,500   Wing Hang Bank, Ltd.                                          [ZW]
177,449
                                                                      [ZW]
- --------------
                                                                             [ZW]
605,004
- -------------------------------------------------------------------------------------
India  0.2%
       1,180   Infosys Technologies, Ltd.                                    [ZW]
185,041
- -------------------------------------------------------------------------------------
Ireland  0.1%
      15,420   Horizon Technology Group PLC(a)                               [ZW]
112,494
- -------------------------------------------------------------------------------------
Israel  0.6%
       3,090   Card-Guard Scientific Survival Ltd.(a)                        [ZW]
134,076
      18,872   GEO Interact Media Group PLC(a)                               [ZW]
169,610
       6,000   Orckit Communications, Ltd(a)                                 [ZW]
150,094
                                                                      [ZW]
- --------------
                                                                             [ZW]
453,780
- -------------------------------------------------------------------------------------
Italy  1.1%
      41,460   Banca Popolare di Milano Scrl, SpA                            [ZW]
270,667
      21,167   Brembo, SpA(a)                                                [ZW]
225,691
      27,522   Bulgari, SpA                                                  [ZW]
344,934
                                                                      [ZW]
- --------------
                                                                             [ZW]
841,292
- -------------------------------------------------------------------------------------
Japan  11.7%
       2,300   Alpha Systems, Inc.                                           [ZW]
296,575
       4,100   Aucnet, Inc.                                                  [ZW]
193,455
       4,200   Avex, Inc.                                                    [ZW]
388,171
      35,000   Bank of Saga, Ltd.                                            [ZW]
119,397
         850   Bellsystem, Inc.                                              [ZW]
483,801
       1,600   C Two Network Co., Ltd.                                       [ZW]
282,401

    See Notes to Financial Statements                                      9

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value [ZW]
(Note 1)
- ------------------------------------------------------------------------------------------
                                                                      [ZW]
      25,000   C Uyemura & Co., Ltd.                                  $      [ZW]
452,144
      21,000   Daifuku Co., Ltd.                                             [ZW]
183,379
      11,000   Daikin Industries Ltd.                                        [ZW]
218,725
      11,400   Daiseki Co., Ltd.                                             [ZW]
216,111
       1,000   Drake Beam Morin-Japan, Inc.                                  [ZW]
139,050
       3,840   Fancl Corp.                                                   [ZW]
352,408
       2,100   Fuji S Ware ABC                                               [ZW]
102,786
          10   Future System Consulting Corp.                                [ZW]
217,845
       5,000   Global Dining, Inc.                                           [ZW]
345,307
       3,700   GoldCrest Co., Ltd.                                           [ZW]
411,587
      25,000   Hokuetsu Paper Mills, Ltd.                                    [ZW]
194,438
      20,000   Ibiden Co., Ltd.                                              [ZW]
385,632
       4,200   Itoen Ltd.                                                    [ZW]
284,607
      18,600   Mimasu Semiconductor Industry Co., Ltd.                       [ZW]
317,256
          18   Ministop Co., [ZW]
Ltd.                                                395
       2,950   Misumi Corp.                                                  [ZW]
264,167
       3,000   Nichii Gakkan Co.                                             [ZW]
179,930
         900   Otsuka Kagu Ltd.                                              [ZW]
205,238
       4,500   Paramount Bed Co., Ltd.                                       [ZW]
328,714
       7,000   Plenus Co., Ltd.                                              [ZW]
320,556
      14,000   Pulstec Industrial Co., Ltd.                                  [ZW]
246,711
       5,000   Rock Field Co., Ltd.                                          [ZW]
245,655
       3,000   Ryohin Keikaku Co., Ltd.                                      [ZW]
436,338
       9,710   Sato Corp.                                                    [ZW]
265,534
      30,000   Sumitomo Bakelite Co., Ltd.                                   [ZW]
336,501
      10,000   Trancom Co., Ltd.                                              [ZW]
50,058
       4,000   Trend Micro, Inc.                                             [ZW]
545,075
      14,300   United Arrows Ltd.                                            [ZW]
498,429
                                                                      [ZW]
- --------------
                                                                           [ZW]
9,508,376
- -------------------------------------------------------------------------------------
Korea  0.3%
       2,800   LG Home Shopping, Inc.                                        [ZW]
237,486
- -------------------------------------------------------------------------------------
Mexico  1.1%
      10,300   Cemex, S.A.(a)                                                [ZW]
218,231
      80,000   Grupo Mexico, S.A.(a)                                         [ZW]
272,684

    10                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value [ZW]
(Note 1)
- ------------------------------------------------------------------------------------------
                                                                      [ZW]
       2,900   Tubos de Acero de Mexico, S.A. (ADR)                   $       [ZW]
39,150
      25,000   Tubos de Acero de Mexico, S.A.(a)                             [ZW]
331,387
                                                                      [ZW]
- --------------
                                                                             [ZW]
861,452
- -------------------------------------------------------------------------------------
Netherlands  0.5%
       3,798   ASM Lithography Holdings N.V.(a)                              [ZW]
140,173
      10,149   Fox Kids Europe N.V.(a)                                       [ZW]
135,266
       7,258   Ifco Systems N.V.                                             [ZW]
162,922
                                                                      [ZW]
- --------------
                                                                             [ZW]
438,361
- -------------------------------------------------------------------------------------
Norway  0.3%
      21,234   EDB Business Partners, ASA(a)                                 [ZW]
279,586
- -------------------------------------------------------------------------------------
Portugal  0.2%
       3,246   PT Multimedia Servicos SGPS. S.A.(a)                          [ZW]
163,488
- -------------------------------------------------------------------------------------
South Korea  0.5%
       1,500   Samsung Electronics Co.(a)                                    [ZW]
409,031
- -------------------------------------------------------------------------------------
Spain  0.6%
      17,349   Centros Comerciales Continente, S.A.                          [ZW]
313,983
     129,463   Tubacex, S.A.                                                 [ZW]
213,113
                                                                      [ZW]
- --------------
                                                                             [ZW]
527,096
- -------------------------------------------------------------------------------------
Sweden  1.5%
      54,615   Boss Media AB(a)                                              [ZW]
469,180
      24,375   Effnet Group AB(a)                                            [ZW]
146,850
       2,240   Enea Data AB                                                  [ZW]
376,865
      17,149   Framtidsfabriken AB                                           [ZW]
251,595
                                                                      [ZW]
- --------------
                                                                           [ZW]
1,244,490
- -------------------------------------------------------------------------------------
Switzerland  3.6%
         531   Adecco, S.A.(a)                                               [ZW]
420,407
      14,690   Carrier1 Intl., S.A.(a)                                       [ZW]
231,368
         999   Clariant, S.A.(a)                                             [ZW]
371,122

    See Notes to Financial Statements                                     11

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value [ZW]
(Note 1)
- ------------------------------------------------------------------------------------------
                                                                      [ZW]
         694   Geberit International AG(a)                            $      [ZW]
223,578
       1,811   Gretag Imaging Group AG                                       [ZW]
344,460
         205   Mikron Holding AG(a)                                          [ZW]
154,627
         632   Saurer AG(a)                                                  [ZW]
360,628
         722   Swisslog Holding AG                                           [ZW]
336,882
         388   The Swatch Group AG(a)                                        [ZW]
476,236
                                                                      [ZW]
- --------------
                                                                           [ZW]
2,919,308
- -------------------------------------------------------------------------------------
Taiwan  0.3%
      91,200   United Microelectronics Corp., Ltd.                           [ZW]
276,767
- -------------------------------------------------------------------------------------
United Kingdom  8.9%
     131,228   Aegis Group PLC                                               [ZW]
340,060
     253,098   Aggregate Industries PLC                                      [ZW]
259,050
      14,336   Amvescap PLC                                                  [ZW]
188,326
      38,180   Baltimore Technologies PLC(a)                                 [ZW]
263,073
      52,972   Berisford PLC                                                 [ZW]
261,845
      39,422   Billiton PLC                                                  [ZW]
134,044
      26,747   Bioglan Pharma PLC(a)                                         [ZW]
177,084
      21,948   Capita Group PLC                                              [ZW]
497,742
     114,406   Cattles PLC                                                   [ZW]
464,170
      43,438   Compass Group PLC                                             [ZW]
487,343
       8,714   Dialog Semiconductor PLC                                      [ZW]
423,810
       7,075   Energis PLC(a)                                                [ZW]
269,180
      65,401   Enterprise Oil PLC                                            [ZW]
467,289
      22,486   Geest PLC                                                     [ZW]
168,658
      11,901   Kewill Systems PLC(a)                                         [ZW]
154,734
     119,292   Mayflower Corp. PLC                                           [ZW]
314,043
      48,729   Mowlem (John) & Co. PLC                                        [ZW]
79,560
      37,175   Sage Group PLC (The)                                          [ZW]
361,114
     136,735   Scoot.Com PLC                                                 [ZW]
317,976
      60,372   Serco Group PLC                                               [ZW]
405,132
      26,008   Shire Pharma Group                                            [ZW]
385,678

    12                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value [ZW]
(Note 1)
- ------------------------------------------------------------------------------------------
                                                                      [ZW]
     112,167   Skyepharma PLC(a)                                      $      [ZW]
157,514
     115,395   Synstar(a)                                                    [ZW]
202,580
      33,593   Thus PLC(a)                                                   [ZW]
155,234
      21,244   WPP Group PLC                                                 [ZW]
258,708
                                                                      [ZW]
- --------------
                                                                           [ZW]
7,193,947
- -------------------------------------------------------------------------------------
United States  52.0%
      30,700   Acer, Inc.(a)                                                 [ZW]
310,991
      22,200   Acxiom Corp.(a)                                               [ZW]
649,350
      48,100   Advanced Lighting Technologies, Inc.(a)                       [ZW]
502,044
       2,300   Airgate PCS, Inc.                                              [ZW]
69,431
      13,200   Allied Capital Corp.                                          [ZW]
225,225
      21,900   American Management Systems, Inc.(a)                          [ZW]
819,881
      46,700   AmeriSource Health Corp.(a)                                 [ZW]
1,138,312
      10,000   Anadigics, Inc.(a)                                            [ZW]
346,875
       9,000   Apollo Group, Inc.                                            [ZW]
261,563
      53,200   Applica, Inc.                                                 [ZW]
784,700
      17,400   Applied Power, Inc.                                           [ZW]
481,762
       4,440   Autonomy Corp. PLC(a)                                         [ZW]
481,740
      14,600   Banknorth Group, Inc.                                         [ZW]
203,488
       3,800   BJ Services Co.(a)                                            [ZW]
272,175
      10,500   Braun Consulting, Inc.                                        [ZW]
158,813
       7,100   Breezecom Ltd.(a)                                             [ZW]
175,281
      19,400   Bright Horizons Family Solutions, Inc.(a)                     [ZW]
328,588
      70,200   Brightpoint, Inc.(a)                                          [ZW]
820,462
       9,400   Carrier Access Corp.                                          [ZW]
347,947
      68,000   Cellstar Corp.(a)                                             [ZW]
191,250
      14,700   Centerpoint Properties Trust                                  [ZW]
539,306
       5,300   Cheap Tickets, Inc.(a)                                         [ZW]
66,581
      10,000   Checkfree Holdings Corp.(a)                                   [ZW]
418,125
      53,500   Cinar Corp.(a)(b)                                             [ZW]
374,500
      10,300   Claire's Stores, Inc.                                         [ZW]
208,575

    See Notes to Financial Statements                                     13

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value [ZW]
(Note 1)
- ------------------------------------------------------------------------------------------
                                                                      [ZW]
      29,600   Clearnet Communications, Inc.                          $      [ZW]
851,000
      21,300   Click2Learn.Com, Inc.                                         [ZW]
255,600
       9,000   Commscope, Inc.                                               [ZW]
347,625
      13,600   Concord Camera Corp.                                          [ZW]
230,350
      33,260   Consolidated Products, Inc.(a)                                [ZW]
330,521
       3,400   Cubist Pharmaceuticals, Inc.                                   [ZW]
97,325
      13,800   Eaton Vance Corp.                                             [ZW]
600,300
       4,500   Electro Scientific Industries, Inc.(a)                        [ZW]
212,625
      37,400   Electronics Boutique Holdings Corp.                           [ZW]
521,263
      10,300   Emmis Communications Corp.(a)                                 [ZW]
351,488
      31,600   Enhance Financial Services Group, Inc.                        [ZW]
434,500
       6,900   Everest Reinsurance Group, Ltd.                               [ZW]
234,600
      24,500   Forest Oil Corp.(a)                                           [ZW]
390,469
      12,400   Furniture Brands International, Inc.(a)                       [ZW]
197,625
       8,400   G & K Services, Inc., Class A                                 [ZW]
210,000
      16,800   Galileo Technology Ltd.(a)                                    [ZW]
290,850
      73,500   Gaylord Container Corp.(a)                                    [ZW]
294,000
       6,400   Gentex Corp.(a)                                               [ZW]
198,400
       2,300   Gilead Sciences, Inc.(a)                                      [ZW]
125,781
      17,900   Glenayre Technologies, Inc.                                   [ZW]
146,556
       4,900   Graco, Inc.                                                   [ZW]
157,106
       5,100   Great Plains Software, Inc.(a)                                [ZW]
211,650
       2,100   Grupo Televisa S.A. (ADR)(a)                                  [ZW]
116,944
       9,400   Hall, Kinion & Associates Inc.                                [ZW]
239,700
      10,000   Hyperion Solutions Corp.(a)                                   [ZW]
313,750
      26,400   ICG Communications, Inc.(a)                                   [ZW]
496,650
      17,950   Imagex.Com, Inc.                                              [ZW]
104,334
      42,300   Imax Corp.(a)                                                 [ZW]
920,025
       8,700   Integrated Silicon Solution Co., Inc.                         [ZW]
258,281
      20,300   International Home Foods, Inc.                                [ZW]
345,100
      15,600   Intersil Holding Corp.(a)                                     [ZW]
610,350
      19,800   Jack in the Box, Inc.(a)                                      [ZW]
491,287
      16,400   Kilroy Realty Corp.(a)                                        [ZW]
375,150
      15,000   Lam Research Corp.(a)                                         [ZW]
481,875

    14                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value [ZW]
(Note 1)
- ------------------------------------------------------------------------------------------
                                                                      [ZW]
      13,300   Liberty Property Trust                                 $      [ZW]
332,500
       3,600   Luminex Corp.                                                 [ZW]
110,700
      17,500   Mail-Well, Inc.(a)                                            [ZW]
164,063
      16,800   Marine Drilling Co., Inc.(a)                                  [ZW]
483,000
       6,900   Maverick Tube Corp.                                           [ZW]
242,794
      11,300   Media Metrix, Inc.(a)                                         [ZW]
314,988
      11,200   Metalink, Ltd.(a)                                             [ZW]
280,000
      24,800   Milacron, Inc.                                                [ZW]
392,150
      51,100   Modis Professional Services, Inc.                             [ZW]
523,775
      12,600   NCO Group, Inc.                                               [ZW]
300,825
       6,018   NDS Group PLC(a)                                              [ZW]
400,197
      27,000   Network Associates, Inc.(a)                                   [ZW]
590,625
       4,200   Neurocrine Biosciences, Inc.                                   [ZW]
89,250
       7,400   Newfield Exploration Co.(a)                                   [ZW]
309,875
      24,800   Northpoint Communications Group, Inc.(a)                      [ZW]
387,500
      25,500   Oak Technology, Inc.(a)                                       [ZW]
376,125
      19,500   Pacific Sunwear Of California                                 [ZW]
313,219
      16,900   Pairgain Technologies, Inc.(a)                                [ZW]
484,819
      11,800   Pentair, Inc.                                                 [ZW]
463,150
      18,800   Photonics, Inc.                                               [ZW]
451,200
      10,000   PRI Automation, Inc.(a)                                       [ZW]
513,906
       6,360   Priority Healthcare Corp.                                     [ZW]
324,360
      17,800   Quorum Health Group, Inc.                                     [ZW]
171,881
       8,659   Radian Group, Inc.                                            [ZW]
476,245
      21,000   Remec, Inc.                                                   [ZW]
712,687
      21,600   Renal Care Group, Inc.(a)                                     [ZW]
515,700
      34,100   Republic Services, Inc.                                       [ZW]
562,650
      17,500   Ross Stores, Inc.                                             [ZW]
369,688
      15,000   Rowan Companies, Inc.(a)                                      [ZW]
465,938
       5,400   Rural Celluar Corp.                                           [ZW]
363,150
       6,200   Safeguard Scientifics, Inc.                                   [ZW]
199,563
       3,100   SanDisk Corp.(a)                                              [ZW]
180,188
      19,900   Santa Fe Snyder Corp.(a)                                      [ZW]
251,238
      10,000   Sawtek Inc.                                                   [ZW]
643,125
       3,322   SCM Microsystems, Inc.                                        [ZW]
234,583

    See Notes to Financial Statements                                     15

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value [ZW]
(Note 1)
- ------------------------------------------------------------------------------------------
                                                                      [ZW]
      28,600   Sinclair Broadcast Group, Inc.(a)                      $      [ZW]
235,950
       4,500   Skywest, Inc.                                                 [ZW]
171,563
      21,300   Speedway Motorsports Inc.                                     [ZW]
437,981
      26,300   Steiner Leisure Ltd.                                          [ZW]
557,231
       7,000   Swift Energy Co.                                              [ZW]
179,813
      24,000   Tech Data Corp.(a)                                            [ZW]
901,500
       8,700   Tektronix, Inc.                                               [ZW]
465,450
       3,200   Telefonos de Mexico S.A. (ADR)(a)                             [ZW]
155,800
      16,900   Teletech Holdings, Inc.                                       [ZW]
553,475
      21,600   Tower Automotive, Inc.(a)                                     [ZW]
299,700
       7,700   Tut Systems, Inc.(a)                                          [ZW]
398,475
      34,700   United Natural Foods, Inc.                                    [ZW]
524,837
       4,294   Uproar Ltd.                                                    [ZW]
28,113
      14,500   US Interactive, Inc.(a)                                       [ZW]
159,500
      12,700   US Unwired, Inc.                                              [ZW]
138,906
       9,800   Varian Semiconductor Equipment, Inc.                          [ZW]
467,338
       9,200   Veeco Instruments, Inc.(a)                                    [ZW]
414,000
      10,500   Western Wireless Corp.(a)                                     [ZW]
502,031
      23,800   Whole Foods Market, Inc.(a)                                   [ZW]
827,050
                                                                      [ZW]
- --------------
                                                                          [ZW]
42,034,415
                                                                      [ZW]
- --------------
               Total common stocks (cost US$69,292,921)                   [ZW]
74,760,687
- -------------------------------------------------------------------------------------
PREFERRED STOCKS(a)  0.5%
Brazil
      15,700   Companhia Vale do Rio Doce (cost US$344,875)                  [ZW]
406,718
                                                                      [ZW]
- --------------
WARRANTS(a)
- -------------------------------------------------------------------------------------
Canada
               Sedna Geotech, Inc.
       6,600   Expiring 3/23/01 @ CAD [ZW]
0                                            0
- -------------------------------------------------------------------------------------
Indonesia
               Bank Pan Indonesia
     123,900   Expiring 7/8/02 @ IDR 500                                       [ZW]
1,221
                                                                      [ZW]
- --------------
               Total warrants (cost US$0)                                      [ZW]
1,221
                                                                      [ZW]
- --------------

    16                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value [ZW]
(Note 1)
- ------------------------------------------------------------------------------------------
                                                                      [ZW]
RIGHTS(a)
- -------------------------------------------------------------------------------------
Portugal
       3,246   PT Multimedia Servicos, SGPS, S.A.
                Expiring 6/9/00 @ EUR 0.58 (cost US$0)                $        [ZW]
1,761
                                                                      [ZW]
- --------------
CORPORATE BOND  0.1%
Principal
Amount
(000)
                                                                      [ZW]
- -------------------------------------------------------------------------------------
United States
$        409   Family Golf Centers, Inc.
                Subordinated Notes 5.75%, 10/15/04
                (cost US$121,363)                                             [ZW]
44,990
                                                                      [ZW]
- --------------
               Total long-term investments (cost US$69,759,159)           [ZW]
75,215,377
                                                                      [ZW]
- --------------
SHORT-TERM INVESTMENT  1.0%
- -------------------------------------------------------------------------------------
Repurchase Agreement
$        795   Joint Repurchase Agreement Account,
                6.31%, 6/01/00 (cost US$795,000; Note 5)                     [ZW]
795,000
                                                                      [ZW]
- --------------
               Total Investments  94.0%
                (cost US$70,554,159; Note 4)                              [ZW]
76,010,377
               Other assets in excess of liabilities  6.0%                 [ZW]
4,880,049
                                                                      [ZW]
- --------------
               Net Assets  100%                                       $   [ZW]
80,890,426
                                                                      [ZW]
- --------------
                                                                      [ZW]
- --------------

- ------------------------------
(a) Non-income producing security.
(b) Fair valued security.
ADR-American Depository Receipt.
    See Notes to Financial Statements                                     17

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.
The industry classification of portfolio holdings and other net assets in excess of liabilities shown as a percentage of net assets as of May 31, 2000 was as follows:

                                                                        [ZW]
Computer Software & Services..........................................    12.4%
Telecommunications....................................................     8.2
Electronic Components.................................................     7.5
Food & Beverage.......................................................     4.5
Commercial Services...................................................     4.5
Semiconductors........................................................     4.5
Banks & Financial Services............................................     4.4
Retail................................................................     4.1
Oil & Gas Services....................................................     3.3
Machinery.............................................................     3.0
Distribution/Wholesalers..............................................     2.5
Medical Products & Services...........................................     2.4
Real Estate...........................................................     2.0
Building & Construction...............................................     1.9
Data Processing/Management............................................     1.8
Consumer Goods & Cyclicals............................................     1.8
Steel & Metals........................................................     1.7
Media.................................................................     1.7
Drugs & Medical Supplies..............................................     1.6
Restaurants...........................................................     1.4
Diversified Industries................................................     1.4
Auto Related..........................................................     1.3
Home Furnishings......................................................     1.2
Industrial Components.................................................     1.1
Human Resources.......................................................     1.1
Manufacturing.........................................................     1.1
Chemicals.............................................................     1.0
Leisure Sector........................................................     1.0
Aerospace/Defense.....................................................     0.9
Waste Management......................................................     0.7
Schools...............................................................     0.7
Oil & Gas-Production/Pipeline.........................................     0.7
Technology............................................................     0.6
Medical Technology....................................................     0.6
Health Services.......................................................     0.6
Paper & Forest Products...............................................     0.5

    18                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

                                                                        [ZW]
Radio & Television....................................................     0.4%
Pharmaceuticals.......................................................     0.4
Merchandising.........................................................     0.4
Containers & Packaging................................................     0.4
Publishing & Printing.................................................     0.4
Insurance-Property & Casualty.........................................     0.3
Photography...........................................................     0.3
Mineral Resources.....................................................     0.3
Exploration & Production..............................................     0.3
Agriculture & Plantation..............................................     0.3
Advertising...........................................................     0.3
Airlines..............................................................     0.2
Gas Utilities.........................................................     0.2
Repurchase Agreement..................................................     0.1
                                                                        ------
                                                                          94.0
Other assets in excess of liabilities.................................     6.0
                                                                        ------
                                                                         100.0%
                                                                        ------
                                                                        ------

    See Notes to Financial Statements                                     19

       Prudential Global Genesis Fund, Inc.
             Statement of Assets and Liabilities

                                                                     May 31, 2000
                                                                     [ZW]
- ---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $70,554,159)                             $76,010,377
Foreign currency, at value (cost $1,688,213)                           1,639,799
Cash                                                                         827
Receivable for investments sold                                        4,115,612
Dividends and interest receivable                                        176,004
Receivable for Fund shares sold                                           29,091
Deferred expenses and other assets                                         2,824
                                                                     ------------
      Total assets                                                    81,974,534
                                                                     ------------
LIABILITIES
Payable for investments purchased                                        567,133
Accrued expenses and other liabilities                                   282,335
Payable for Fund shares purchased                                        132,117
Management fee payable                                                    71,837
Distribution fee payable                                                  19,860
Withholding taxes payable                                                 10,826
                                                                     ------------
      Total liabilities                                                1,084,108
                                                                     ------------
NET ASSETS                                                           $80,890,426
                                                                     ------------
                                                                     ------------
Net assets were comprised of:
   Common stock, at par                                              $    49,940
   Paid-in capital in excess of par                                   73,319,093
                                                                     ------------
                                                                      73,369,033
   Accumulated net investment loss                                       [ZW]
(10,826 )
   Accumulated net realized gain on investments                        2,155,551
   Net unrealized appreciation on investments and foreign
      currency transactions                                            5,376,668
                                                                     ------------
Net assets, May 31, 2000                                             $80,890,426
                                                                     ------------
                                                                     ------------

    20                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                     May 31, 2000
                                                                     [ZW]
- ---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($34,888,573 / 2,024,652 shares of common stock issued and
      outstanding)                                                        $17.23
   Maximum sales charge (5% of offering price)                               .91
                                                                     ------------
   Maximum offering price to public                                       $18.14
                                                                     ------------
                                                                     ------------
Class B:
   Net asset value, offering price and redemption price per share
      ($44,323,451 / 2,866,120 shares of common stock issued and
      outstanding)                                                        $15.46
                                                                     ------------
                                                                     ------------
Class C:
   Net asset value and redemption price per share
      ($986,692 / 63,805 shares of common stock issued and
      outstanding)                                                        $15.46
   Sales charge (1% of offering price)                                       .16
                                                                     ------------
   Offering price to public                                               $15.62
                                                                     ------------
                                                                     ------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($691,710 / 39,446 shares of common stock issued and
      outstanding)                                                        $17.54
                                                                     ------------
                                                                     ------------

    See Notes to Financial Statements                                     21

       Prudential Global Genesis Fund, Inc.
             Statement of Operations

                                                                         Year
                                                                        Ended
                                                                     May 31, 2000
                                                                     [ZW]
- ---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $80,495)           $   666,079
   Interest                                                              168,790
                                                                     ------------
      Total income                                                       834,869
                                                                     ------------
Expenses
   Management fee                                                        843,758
   Distribution fee--Class A                                              89,346
   Distribution fee--Class B                                             443,841
   Distribution fee--Class C                                               8,723
   Transfer agent's fees and expenses                                    280,000
   Custodian's fees and expenses                                         278,000
   Reports to shareholders                                                60,000
   Registration fees                                                      45,000
   Audit fees                                                             32,000
   Directors' fees and expenses                                           20,000
   Legal fees and expenses                                                20,000
   Miscellaneous                                                           5,999
                                                                     ------------
      Total expenses                                                   2,126,667
                                                                     ------------
Net investment loss                                                   [ZW]
(1,291,798 )
                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                            19,559,127
   Foreign currency transactions                                         [ZW]
(94,986 )
   Financial futures contracts                                           153,601
                                                                     ------------
                                                                      19,617,742
                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                         1,242,287
   Foreign currencies                                                   [ZW]
(317,801 )
                                                                     ------------
                                                                         924,486
                                                                     ------------
Net gain on investments and foreign currencies                        20,542,228
                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $19,250,430
                                                                     ------------
                                                                     ------------

    22                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Statement of Changes in Net Assets

                                                        Year Ended May 31,
                                               [ZW]
- ------------------------------------
                                                    2000                1999
- -----------------------------------------------------------------------------------
                                                                 [ZW]
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                          $ (1,291,798)       $ (1,126,573)
   Net realized gain (loss) on investments
      and foreign currency transactions           19,617,742         (13,226,899)
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currencies                             924,486          (1,275,835)
                                               --------------    [ZW]
- ------------------
   Net increase (decrease) in net assets
      resulting from operations                   19,250,430         (15,629,307)
                                               --------------    [ZW]
- ------------------
   Distributions from net realized gain on
      investments (Note 1)
      Class A                                             --          (1,572,601)
      Class B                                             --          (2,669,626)
      Class C                                             --             (43,207)
      Class Z                                             --             (13,402)
                                               --------------    [ZW]
- ------------------
                                                          --          (4,298,836)
                                               --------------    [ZW]
- ------------------
Fund share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold                  76,263,455          36,835,124
   Net asset value of shares issued in
      reinvestment of distributions                       --           4,115,350
   Cost of shares reacquired                     (91,145,311)        (77,430,853)
                                               --------------    [ZW]
- ------------------
   Net decrease in net assets from Fund
      share transactions                         (14,881,856)        (36,480,379)
                                               --------------    [ZW]
- ------------------
Total increase (decrease)                          4,368,574         (56,408,522)
NET ASSETS
Beginning of year                                 76,521,852         132,930,374
                                               --------------    [ZW]
- ------------------
End of year                                     $ 80,890,426        $ 76,521,852
                                               --------------    [ZW]
- ------------------
                                               --------------    [ZW]
- ------------------

    See Notes to Financial Statements                                     23

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements
      Prudential Global Genesis Fund, Inc., (the 'Fund'), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital which it seeks to achieve by investing primarily in equity securities of foreign and domestic companies with market capitalizations of less than U.S. $1 billion, as measured at time of purchase.
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
      Security Valuation:    Securities traded on an exchange and NASDAQ
National Market System are valued at the last sale price on such exchange system or, if there was no sale on such day, at the mean between the last bid and asked prices, or at the bid price in the absence of an asked price. Corporate bonds (other than convertible) and U.S. government securities are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Convertible debt securities are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options are valued at the mean between the most recently quoted bid and asked prices on the exchange on which they are traded. Futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or, if there was no sale on such day at the mean between the most recently quoted bid and asked prices. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadvisor.
      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
    24

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.
      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
      (i) market value of investment securities, other assets and liabilities--at the daily closing rates of exchange.
      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.
      Although the net assets of the Fund are presented using the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year.
      Net realized gain (loss) on foreign currency transactions represent net foreign exchange gains (losses) from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation on foreign currencies.
      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and the regulation of foreign securities markets.
      Securities Transactions and Investment Income:    Securities transactions
are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery
                                                                          25

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.
on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
      The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.
      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
      Withholding taxes on foreign interest, dividends and realized and unrealized capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. In addition, certain countries impose taxes on capital gains realized on the sale of portfolio securities, and as such, taxes have been accrued on the unrealized gains on such securities.
      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.
      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of wash sales, accounting for passive foreign investment companies and foreign currency transactions.
      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA), Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this Statement of Position
    26

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.
was to decrease accumulated net investment loss by $1,300,975, decrease accumulated net realized gain on investments by $1,287,011 and decrease paid-in capital in excess of par by $13,964 for differences in the treatment of certain transactions involving foreign securities, currencies, tax operating losses and withholding taxes for the year ended May 31, 2000. Net investment income, net realized gains and net assets were not affected by this change.
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of 1% of the average daily net assets of the Fund.
      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to a plan of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.
      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Effective May 3, 2000 such expenses for the Fund were .25 of 1%, of the average daily net assets of the Class A, B and C shares. Prior to May 3, 2000, such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively.
      PIMS has advised the Fund that it received approximately $26,700 and $1,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended May 31, 2000. From these fees, PIMS paid such sales
                                                                          27

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.
charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
      PIMS has advised the Fund that for the year ended May 31, 2000, it received approximately $78,400 and $100 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.
      PIC, PIFM and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.
      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended May 31, 2000.
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended May 31, 2000, the Fund incurred fees of approximately $223,400 for the services of PMFS. As of May 31, 2000, approximately $18,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended May 31, 2000 aggregated $145,480,395 and $166,002,427, respectively.
      The federal income tax basis of the Fund's investments at May 31, 2000 was $71,360,250 and accordingly, net unrealized appreciation for federal income tax purposes was $4,650,127 (gross unrealized appreciation--$12,743,623; gross unrealized depreciation--$8,093,496).
      For federal income tax purposes, the Fund had a capital loss carryforward of approximately $12,065,000, of which the entire amount was utilized as of May 31, 2000. The Fund elected to treat net currency losses of approximately $501,000
    28

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.
incurred in the seven month period ended May 31, 2000 as having occurred in the following fiscal year.
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At May 31, 2000, the Fund had an
 .09% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $795,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefore were as follows:
      ABN AMRO Incorporated, 6.37%, in the principal amount of $110,000,000, repurchase price $110,019,464, due 6/1/00. The value of the collateral including accrued interest was $112,200,491.
      Bear, Stearns & Co. Inc., 6.37%, in the principal amount of $130,000,000, repurchase price $130,023,003, due 6/1/00. The value of the collateral including accrued interest was $133,856,194.
      Chase Securities Inc., 6.15%, in the principal amount of $114,985,000, repurchase price $115,004,643, due 6/1/00. The value of the collateral including accrued interest was $117,289,066.
      Credit Suisse First Boston Corp., 6.40%, in the principal amount of $90,000,000, repurchase price $90,016,000, due 6/1/00. The value of the collateral including accrued interest was $93,252,694.
      Salomon Smith Barney, Inc., 6.38%, in the principal amount of $220,000,000, repurchase price $220,038,989, due 6/1/00. The value of the collateral including accrued interest was $224,578,626.
      Warburg Dillon Reed LLC, 6.20%, in the principal amount of $200,000,000, repurchase price $200,034,444, due 6/1/00. The value of the collateral including accrued interest was $204,004,940.
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven
                                                                          29

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.
years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
      The Fund has authorized 500 million shares of common stock at $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z common stock.
      Transactions in shares of common stock were as follows:

Class A                                                         Shares        [ZW]
Amount
- ------------------------------------------------------------  ----------   [ZW]
- ------------
Year ended May 31, 2000:
Shares sold                                                    3,408,423   $ [ZW]
57,571,896
Shares reacquired                                             (3,816,731)   [ZW]
(64,857,599)
                                                              ----------   [ZW]
- ------------
Net decrease in shares outstanding before conversion            (408,308)    [ZW]
(7,285,703)
Shares issued upon conversion from Class B                       197,069      [ZW]
3,333,863
                                                              ----------   [ZW]
- ------------
Net decrease in shares outstanding                              (211,239)  $ [ZW]
(3,951,840)
                                                              ----------   [ZW]
- ------------
                                                              ----------   [ZW]
- ------------
Year ended May 31, 1999:
Shares sold                                                    1,307,033   $ [ZW]
17,119,393
Shares issued in reinvestment of distributions                   125,209      [ZW]
1,518,783
Shares reacquired                                             (2,413,140)   [ZW]
(31,601,691)
                                                              ----------   [ZW]
- ------------
Net decrease in shares outstanding before conversion            (980,898)   [ZW]
(12,963,515)
Shares issued upon conversion from Class B                       229,265      [ZW]
3,092,944
                                                              ----------   [ZW]
- ------------
Net decrease in shares outstanding                              (751,633)  $ [ZW]
(9,870,571)
                                                              ----------   [ZW]
- ------------
                                                              ----------   [ZW]
- ------------
Class B
- ------------------------------------------------------------
Year ended May 31, 2000:
Shares sold                                                    1,193,626   $ [ZW]
17,448,044
Shares reacquired                                             (1,741,185)   [ZW]
(25,355,226)
                                                              ----------   [ZW]
- ------------
Net decrease in shares outstanding before conversion            (547,559)    [ZW]
(7,907,182)
Shares reacquired upon conversion into Class A                  (218,729)    [ZW]
(3,333,863)
                                                              ----------   [ZW]
- ------------
Net decrease in shares outstanding                              (766,288)  [ZW]
$(11,241,045)
                                                              ----------   [ZW]
- ------------
                                                              ----------   [ZW]
- ------------
Year ended May 31, 1999:
Shares sold                                                    1,636,557   $ [ZW]
19,242,095
Shares issued in reinvestment of distributions                   231,285      [ZW]
2,544,131
Shares reacquired                                             (3,767,958)   [ZW]
(44,643,135)
                                                              ----------   [ZW]
- ------------
Net decrease in shares outstanding before conversion          (1,900,116)   [ZW]
(22,856,909)
Shares reacquired upon conversion into Class A                  (251,572)    [ZW]
(3,092,944)
                                                              ----------   [ZW]
- ------------
Net decrease in shares outstanding                            (2,151,688)  [ZW]
$(25,949,853)
                                                              ----------   [ZW]
- ------------
                                                              ----------   [ZW]
- ------------

    30

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                         Shares        [ZW]
Amount
- ------------------------------------------------------------  ----------   [ZW]
- ------------
Year ended May 31, 2000:
Shares sold                                                       24,390   $    [ZW]
394,459
Shares reacquired                                                (24,274)      [ZW]
(388,480)
                                                              ----------   [ZW]
- ------------
Net increase in shares outstanding                                   116   [ZW]
$      5,979
                                                              ----------   [ZW]
- ------------
                                                              ----------   [ZW]
- ------------
Year ended May 31, 1999:
Shares sold                                                       19,424   $    [ZW]
223,833
Shares issued in reinvestment of distributions                     [ZW]
3,823         42,055
Shares reacquired                                                (44,892)      [ZW]
(538,422)
                                                              ----------   [ZW]
- ------------
Net decrease in shares outstanding                               (21,645)  $   [ZW]
(272,534)
                                                              ----------   [ZW]
- ------------
                                                              ----------   [ZW]
- ------------
Class Z
- ------------------------------------------------------------
Year ended May 31, 2000:
Shares sold                                                       49,449   $    [ZW]
849,056
Shares reacquired                                                (29,221)      [ZW]
(544,006)
                                                              ----------   [ZW]
- ------------
Net increase in shares outstanding                                20,228   $    [ZW]
305,050
                                                              ----------   [ZW]
- ------------
                                                              ----------   [ZW]
- ------------
Year ended May 31, 1999:
Shares sold                                                       19,195   $    [ZW]
249,803
Shares issued in reinvestment of distributions                       [ZW]
844         10,381
Shares reacquired                                                (48,824)      [ZW]
(647,605)
                                                              ----------   [ZW]
- ------------
Net decrease in shares outstanding                               (28,785)  $   [ZW]
(387,421)
                                                              ----------   [ZW]
- ------------
                                                              ----------   [ZW]
- ------------

Note 7. Proposed Reorganization
On May 2, 2000, the Directors' of the Fund approved an Agreement and Plan of Reorganization (the 'Plan'), which provides for the transfer of all of the assets of Prudential Global Genesis Fund, Inc. to Prudential World Fund, Inc. - Prudential Global Growth Fund in exchange for Class A, B, C and Z shares of the Global Growth Fund and the Global Growth Fund's assumption of the liabilities of the Global Genesis Fund.
      The Plan is subject to approval by the shareholders of the Global Genesis Fund at a shareholder meeting scheduled in September 2000. If the Plan is approved, it is expected that the reorganization will take place shortly thereafter. The Global Genesis Fund and the Global Growth Fund will each bear their pro-rata share of the costs of the reorganization, including cost of proxy solicitation.
                                                                          31

       Prudential Global Genesis Fund, Inc.
             Financial Highlights

                                                                       Class A
                                                                   [ZW]
- ---------------
                                                                     Year Ended
                                                                   May 31, [ZW]
2000(b)
- ----------------------------------------------------------------------------------------
                                                                   [ZW]
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 13.68
                                                                   [ZW]
- ---------------
Income from investment operations
Net investment income (loss)                                              (.19)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          3.74
                                                                   [ZW]
- ---------------
      Total from investment operations                                    3.55
                                                                   [ZW]
- ---------------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized gain on investments                         --
                                                                   [ZW]
- ---------------
      Total distributions                                                   --
                                                                   [ZW]
- ---------------
Net asset value, end of year                                           $ 17.23
                                                                   [ZW]
- ---------------
                                                                   [ZW]
- ---------------
TOTAL RETURN(c):                                                         25.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $34,889
Average net assets (000)                                               $35,738
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              2.13%
   Expenses, excluding distribution and service (12b-1) fees              1.88%
   Net investment income (loss)                                          (1.14)%
For Class A, B, C and Z shares:
Portfolio turnover rate                                                    184%

- ------------------------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding by class.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    32                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
- -------------------------------------------------------------------------------------
                                 Year Ended May 31,
- -------------------------------------------------------------------------------------
    1999(b)                1998                 1997               1996(b)
- -------------------------------------------------------------------------------------
                                                               [ZW]
    $  15.82             $  21.30             $  21.74             $  18.44
    --------             --------             --------             --------
        (.10)                (.20)                (.14)                 .05(a)
       (1.44)                1.37                 1.45                 3.34
    --------             --------             --------             --------
       (1.54)                1.17                 1.31                 3.39
    --------             --------             --------             --------
          --                   --                   --                 (.09)
        (.60)               (6.65)               (1.75)                  --
    --------             --------             --------             --------
        (.60)               (6.65)               (1.75)                (.09)
    --------             --------             --------             --------
    $  13.68             $  15.82             $  21.30             $  21.74
    --------             --------             --------             --------
    --------             --------             --------             --------
       (9.25)%               9.81%                6.74%               18.41%
    $ 30,578             $ 47,259             $ 57,032             $ 47,617
    $ 35,179             $ 50,309             $ 47,563             $ 45,070
        2.03%                1.88%                1.91%                1.79%(a)
        1.78%                1.63%                1.66%                1.54%(a)
        (.77)%               (.71)%               (.49)%                .26%(a)
         156%                 198%                  60%                  44%

    See Notes to Financial Statements                                     33

       Prudential Global Genesis Fund, Inc.
             Financial Highlights Cont'd.

                                                                       Class B
                                                                   [ZW]
- ---------------
                                                                     Year Ended
                                                                   May 31, [ZW]
2000(b)
- ----------------------------------------------------------------------------------------
                                                                   [ZW]
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 12.36
                                                                   [ZW]
- ---------------
Income from investment operations
Net investment (loss)                                                     (.27)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          3.37
                                                                   [ZW]
- ---------------
      Total from investment operations                                    3.10
                                                                   [ZW]
- ---------------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized gain on investments                         --
                                                                   [ZW]
- ---------------
      Total distributions                                                   --
                                                                   [ZW]
- ---------------
Net asset value, end of year                                           $ 15.46
                                                                   [ZW]
- ---------------
                                                                   [ZW]
- ---------------
TOTAL RETURN(c):                                                         25.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $44,323
Average net assets (000)                                               $47,120
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              2.82%
   Expenses, excluding distribution and service (12b-1) fees              1.88%
   Net investment (loss)                                                 (1.83)%

- ------------------------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding by class.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    34                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
- -------------------------------------------------------------------------------------
                                 Year Ended May 31,
- -------------------------------------------------------------------------------------
    1999(b)                1998                 1997               1996(b)
- -------------------------------------------------------------------------------------
                                                               [ZW]
    $  14.47             $  20.18             $  20.87             $  17.84
    --------         ----------------     ----------------     ----------------
        (.18)                (.26)                (.33)                (.09)(a)
       (1.33)                1.20                 1.39                 3.21
    --------         ----------------     ----------------     ----------------
       (1.51)                 .94                 1.06                 3.12
    --------         ----------------     ----------------     ----------------
          --                   --                   --                 (.09)
        (.60)               (6.65)               (1.75)                  --
    --------         ----------------     ----------------     ----------------
        (.60)               (6.65)               (1.75)                (.09)
    --------         ----------------     ----------------     ----------------
    $  12.36             $  14.47             $  20.18             $  20.87
    --------         ----------------     ----------------     ----------------
    --------         ----------------     ----------------     ----------------
       (9.92)%               9.04%                5.83%               17.51%
    $ 44,890             $ 83,669             $120,067             $155,292
    $ 55,679             $101,836             $133,073             $154,566
        2.78%                2.63%                2.66%                2.54%(a)
        1.78%                1.63%                1.66%                1.54%(a)
       (1.51)%              (1.48)%              (1.26)%               (.48)%(a)

    See Notes to Financial Statements                                     35

       Prudential Global Genesis Fund, Inc.
             Financial Highlights Cont'd.

                                                                       Class C
                                                                   [ZW]
- ---------------
                                                                     Year Ended
                                                                   May 31, [ZW]
2000(b)
- ----------------------------------------------------------------------------------------
                                                                   [ZW]
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 12.36
                                                                       -------
Income from investment operations
Net investment income (loss)                                              (.27)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          3.37
                                                                       -------
      Total from investment operations                                    3.10
                                                                       -------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized gain on investments                         --
                                                                       -------
      Total distributions                                                   --
                                                                       -------
Net asset value, end of year                                           $ 15.46
                                                                       -------
                                                                       -------
TOTAL RETURN(c):                                                         25.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $   987
Average net assets (000)                                               $   933
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              2.82%
   Expenses, excluding distribution and service (12b-1) fees              1.88%
   Net investment (loss)                                                 (1.82)%

- ------------------------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding by class.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    36                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
- -------------------------------------------------------------------------------------
                                 Year Ended May 31,
- -------------------------------------------------------------------------------------
    1999(b)                1998                 1997               1996(b)
- -------------------------------------------------------------------------------------
                                                               [ZW]
     $14.47               $20.18               $20.87               $17.84
    -------              -------              -------              -------
       (.18)                (.26)                (.27)                (.08)(a)
      (1.33)                1.20                 1.33                 3.20
    -------              -------              -------              -------
      (1.51)                 .94                 1.06                 3.12
    -------              -------              -------              -------
         --                   --                   --                 (.09)
       (.60)               (6.65)               (1.75)                  --
    -------              -------              -------              -------
       (.60)               (6.65)               (1.75)                (.09)
    -------              -------              -------              -------
     $12.36               $14.47               $20.18               $20.87
    -------              -------              -------              -------
    -------              -------              -------              -------
      (9.92)%               9.04%                5.83%               17.51%
     $  787               $1,234               $1,874               $2,275
     $  895               $1,739               $1,958               $1,809
       2.78%                2.63%                2.66%                2.54%(a)
       1.78%                1.63%                1.66%                1.54%(a)
      (1.53)%              (1.43)%              (1.24)%               (.44)%(a)

    See Notes to Financial Statements                                     37

       Prudential Global Genesis Fund, Inc.
             Financial Highlights Cont'd.

                                                             Class Z
                                       [ZW]
- ----------------------------------------------------
                                                                              [ZW]
September 16,
                                                                                 [ZW]
1996(c)
                                               Year Ended May [ZW]
31,                Through
                                       [ZW]
- ----------------------------------        May 31,
                                        2000(a)       1999(a)      [ZW]
1998           1997
- -------------------------------------------------------------------------------------------
                                                                              [ZW]
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                   $13.89       $ 16.01     $ [ZW]
21.39        $ 20.46
                                       ----------     -------     -------     [ZW]
- -------------
Income from investment operations
Net investment income (loss)               (.16)         (.06)       [ZW]
(.38)           .03
Net realized and unrealized gain
   (loss) on investment and
   foreign currency transactions           3.81         (1.46)       [ZW]
1.65           2.65
                                       ----------     -------     -------     [ZW]
- -------------
      Total from investment
      operations                           3.65         (1.52)       [ZW]
1.27           2.68
                                       ----------     -------     -------     [ZW]
- -------------
Less distributions
Distributions from net realized
   gain on investments                       --          (.60)      [ZW]
(6.65)         (1.75)
                                       ----------     -------     -------     [ZW]
- -------------
      Total distributions                    --          (.60)      [ZW]
(6.65)         (1.75)
                                       ----------     -------     -------     [ZW]
- -------------
Net asset value, end of period           $17.54       $ 13.89     $ [ZW]
16.01        $ 21.39
                                       ----------     -------     -------     [ZW]
- -------------
                                       ----------     -------     -------     [ZW]
- -------------
TOTAL RETURN(b):                          26.21%        (9.01)%     [ZW]
10.22%         13.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)          $  692       $   267     $   [ZW]
768        $   603
Average net assets (000)                 $  585       $   388     $   [ZW]
662        $   188
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                         1.88%         1.78%       [ZW]
1.63%          1.66%(d)
   Expenses, excluding
      distribution and service
      (12b-1) fees                         1.88%         1.78%       [ZW]
1.63%          1.66%(d)
   Net investment loss                     (.91)%        (.46)%      [ZW]
(.43)%         (.87)%(d)

- ------------------------------
(a) Calculated based upon average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Commencement of offering of Class Z shares.
(d) Annualized.
    38                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Report of Independent Accountants
To the Board of Directors and Shareholders of
Prudential Global Genesis Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Global Genesis Fund, Inc. (the 'Fund') at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
As described in Note 7 to the financial statements, on May 2, 2000, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization, subject to shareholder approval, whereby the Fund would be merged into Prudential World Fund, Inc. - Prudential Global Growth Fund.
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
July 20, 2000
    See Notes to Financial Statements                                     39

Prudential Global Genesis Fund, Inc.
Prudential Mutual Funds
Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at
(800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Stock Index Fund
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Target Funds
   International Equity Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund
www.prudential.com                 (800) 225-1852

Annual Report   May 31, 2000

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
   Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
   Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
   Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
   Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

Prudential Global Genesis Fund, Inc.

Class A     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 5/31/00

                       One Year   Five Years   Ten Years   Since Inception
With Sales Charge       19.65%      8.55%        8.55%          8.41%
Without Sales Charge    25.95%      9.67%        9.11%          8.95%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Global
Genesis Fund, Inc. (Class A shares) with a similar investment in the Morgan Stanley Capital
International World Index (MSCI World Index) by portraying the initial account value at the beginning of the ten-year period for Class A shares, and the account value at the end of the current fiscal year (May 31, 2000), as measured on a quarterly basis, beginning in May
1990 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The best and worst year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years for the past ten years in terms of total annual return.

The MSCI World Index is a weighted index comprising approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada,
Australia, New Zealand, and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the MSCI
World Index. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may be very different from those in the Fund. The total returns of the Index would be lower if they included the effect of any sales charges.
The Index is not the only one that may be used to characterize performance of Global Stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

www.prudential.com              (800) 225-1852

Class B     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 5/31/00

                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge      20.08%       8.70%       8.28%         9.38%
Without Sales Charge   25.08%       8.85%       8.28%         9.38%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Global Genesis Fund,
Inc. (Class B shares) with a similar investment in the Morgan Stanley Capital International World Index (MSCI
World Index) by portraying the initial account value at the beginning of the ten-year period for Class B shares, and the account value at the end of the current fiscal year (May 31, 2000), as measured on a quarterly basis, beginning in May 1990 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on May 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph. The best and worst year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years for the past ten years in terms of total annual return.

The MSCI World Index is a weighted index comprising approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada,
Australia, New Zealand, and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the MSCI
World Index. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may be very different from those in the Fund. The total returns of the Index would be lower if they included the effect of any sales charges.

The Index is not the only one that may be used to characterize performance of Global Stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

Prudential Global Genesis Fund, Inc.

Class C     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 5/31/00
                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge      22.83%       8.63%        N/A            6.81%
Without Sales Charge   25.08%       8.85%        N/A            7.00%


Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Global Genesis Fund,
Inc. (Class C shares) with a similar investment in the Morgan Stanley Capital International World Index (MSCI
World Index) by portraying the initial account value at the commencement of operations of Class C shares, and the account value at the end of the current fiscal year (May
31, 2000), as measured on a quarterly basis, beginning in August 1994 for Class C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on May 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The best and worst year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return.

The MSCI World Index is a weighted index comprising approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada,
Australia, New Zealand, and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the MSCI
World Index. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may be very different from those in the Fund. The total returns of the Index would be lower if they included the effect of any sales charges.
The Index is not the only one that may be used to characterize performance of Global Stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

www.prudential.com                   (800) 225-1852

Class Z     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 5/31/00

                       One Year   Five Years   Ten Years   Since Inception
With Sales Charge       26.21%       N/A          N/A           10.38%
Without Sales Charge    26.21%       N/A          N/A           10.38%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Global Genesis Fund,
Inc. (Class Z shares) with a similar investment in the Morgan Stanley Capital International World Index (MSCI
World Index) by portraying the initial account value at the commencement of operations of Class Z shares, and the account value at the end of the current fiscal year (May
31, 2000), as measured on a quarterly basis, beginning in September 1996 for Class Z shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service
(12b-1) fees. The best and worst year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return.

The MSCI World Index is a weighted index comprising approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada,
Australia, New Zealand, and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the MSCI
World Index. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may be very different from those in the Fund. The total returns of the Index would be lower if they included the effect of any sales charges.

The Index is not the only one that may be used to characterize performance of Global Stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Fund Symbols   NASDAQ    CUSIP
     Class A   PRAGX   744333105
     Class B   PRGGX   744333204
     Class C   PCGGX   744333303
     Class Z   PZGGX   744333402

MF136E

(LOGO) Printed on Recycled Paper

SEMIANNUAL REPORT   NOVEMBER 30, 2000

Prudential
Global Genesis Fund, Inc.

Fund Type Global Stock
Objective Long-term growth of capital

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Global Genesis Fund seeks long-term growth of capital by investing primarily in common stocks and other equity securities of smaller foreign and U.S. companies. The Fund is subject to all the risks associated with foreign investing, including currency, political and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Geographic Concentration
Expressed as a percentage of net assets as of 11/30/00
        51.7% United States
        14.2  Continental Europe
         9.2  Japan
         8.7  United Kingdom
         2.7  Asia/Pacific Basin (ex-Japan)
         1.9  The Americas (ex-United States)
        11.6  Cash & Equivalents

Ten Largest Holdings
Expressed as a percentage of net assets as of 11/30/00
    1.9%   Whole Foods Market, Inc.
           Food Retailing
    1.4    Acxiom Corp.
           Information Technology Services
    1.4    Amerisource Health Corp.
           Medical Wholesale Drug Distributor
    1.3    Tech Data Corp.
           Information Technology Provider
    1.2    Centerpoint Properties Trust
           Real Estate Investment Trust
    1.2    APW Limited
           Electronic Components
    1.1    Electronics Boutique Holdings Corp.
           Electronic Retail
    1.0    Synopsys, Inc.
           Technology
    1.0    Bright Horizons Family Solutions
           Education
    1.0    Enterprise Oil
           Oil & Gas Exploration & Production
www.prudential.com      (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                    As of 11/30/00
               Six      One        Five        Ten       Since
              Months    Year       Years      Years    Inception2
Class A      -21.88%    -17.37%    17.85%     123.09%     89.83%
Class B      -21.86     -17.60     13.96      107.55     136.06
Class C      -21.86     -17.60     13.96        N/A       15.92
Class Z      -21.79     -17.21      N/A         N/A       12.76
Lipper Global
Small-Cap
Fund Avg.3   -10.36      -1.58     67.58      188.17       ***


Average Annual Total Returns1                    As of 12/31/00
            One       Five      Ten       Since
            Year      Years    Years    Inception2
Class A    -27.27%    2.66%    8.14%      5.86%
Class B    -28.66     2.85     7.91       7.15
Class C    -25.43     2.82      N/A       2.70
Class Z    -23.26     N/A       N/A       3.67

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service(12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B, 1/29/88; Class C,
8/1/94; and Class Z, 9/16/96.

3 Lipper average returns are for all funds in each share class for the six-month, one-, five-, and ten-year periods in the Global Small-Cap Fund category. The Lipper average is unmanaged. Global Small-Cap funds invest at least 25% of their portfolio in securities with primary trading markets outside the United States, and that limit their investments to companies with market capitalizations less than US$1 billion at the time of purchase.

***Lipper Since Inception returns are 139.34% for Class A; 181.69% for Class B; 85.61% for Class C; and 41.94% for Class Z, based on all funds in each share class.

(LOGO)
                                   January 16, 2001

Dear Shareholder,
During the six-month reporting period ended November 30, 2000, the Prudential Global Genesis Fund's Class A shares fell 21.88%, or - 25.79% to those paying the one-time Class A share sales charge. Over the same period, the Salomon EMI Index of global small company stocks returned -6.45%. The Lipper Global Small-Cap Average declined 10.36% during the reporting period. We believe the disparity in returns versus the Fund's Lipper peer group may be due to other mutual funds in this category having highly concentrated portfolios.
In contrast, the Global Genesis Fund more broadly diversifies its assets, as it seeks to temper risks while taking advantage of changing investment opportunities.

Stay focused on long-term goals
This year's market gyrations have demonstrated the importance of maintaining a diversified portfolio and a long-term investment approach. While dramatic market fluctuations can make headlines, it's often best to look past short-term events and focus on your longer-range financial goals.

Sincerely,


David R. Odenath, Jr., President
Prudential Global Genesis Fund, Inc.

Prudential Global Genesis Fund, Inc.
Semiannual Report    November 30, 2000

Investment Adviser's Report
Uncertainties lead to market unrest
In our last report to shareholders, we reported that the global equity markets had begun to stage somewhat of a rebound from the steep decline that began in mid-March. This was partially due to hopes that the U.S. Federal Reserve Board (the Fed) would stop raising interest rates, as signs were pointing to more moderate economic growth.

However, at that time we felt that it would take a while for the economic picture to become clearer. We concluded our report by explaining that, "even a soft landing, where the economy slows, but not too far, could damage corporate profits. It's our belief that the markets will continue to be unsettled until it's evident that the economy is on track, and that corporate profits are strong enough to validate valuation levels."

As we look back, our prognosis was correct. The euphoria that occurred when the economic "tea leaves" indicated that growth was slowing was quickly replaced by concerns that corporate profits may be jeopardized. This was fueled by several high-profile earnings warnings by companies in the United States and abroad. Adding to the market's uncertainty were inflationary concerns and the disputed outcome of the U.S. presidential election. This confluence of events served to unnerve the markets, and prices fell sharply during much of the reporting period.

Small caps dragged down with the market
While small-cap stocks held up relatively better than some other sectors of the marketplace during the period, they were nevertheless dragged down with the overall equity market. In short, investor risk tolerance diminished as stock market volatility increased. Thus, small-cap stocks, with their inherent risks, were not immune to the market's decline.

Prudential Global Genesis Fund, Inc.
Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 11/30/00
1.9%    Whole Foods Market, Inc./Food Retailing
Whole Foods remains the largest natural foods supermarket chain in the United States. The stock fell when it didn't meet earnings expectations in January. However, it has since spun off some underperforming assets and is again concentrating on its core business. This helped the stock to rise sharply during the reporting period.

1.4%    Acxiom Corp./Information Technology Services
A leader in customer data integration in support of customer relationship management. Acxiom offers database marketing services, advanced data integration and delivery technologies, and premier data content. The firm's second-quarter earnings rose higher than expected, and it anticipates adjusted revenue growth for the remainder of the fiscal year to be strong.

1.4%    Amerisource Health Corp./Medical Wholesale Drug Distributor
The fourth largest wholesale distributor of drugs and healthcare services in the United States. Concerns over competition from the Internet and the potential for a decline in drug prices caused this stock to fall sharply. We purchased shares on this weakness as Amerisource's business fundamentals remained strong. During the reporting period, its share price has more than doubled.

1.3%    Tech Data Corp./Information Technology Provider
A distributor of computers and peripherals to value-added retailers. We believe the stock became oversold due to the sell-off in the technology sector. We took this opportunity to purchase shares at what we believe is an attractive price, given its long-term potential.

1.2%    Centerpoint Properties Trust/Real Estate Investment Trust
A fully integrated, self-administered, and self-managed real estate investment trust (REIT). Centerpoint develops, redevelops, acquires, manages, operates, and owns a diverse portfolio of industrial real estate in the Chicago region. REITs in general were strong performers during the period, as investors were drawn to these defensive stocks.

Holdings are subject to change.

www.prudential.com               (800) 225-1852

Semiannual Report    November 30, 2000

This contrasted with small-cap performance in late 1999 and early 2000. At that time, many investors were drawn to the potential of smaller firms--in particular, those that were effectively selling their products and services directly to end users through the Internet. Investors were encouraged that many of these companies did not have to incur the time and expense of developing an extensive distribution channel. This, in turn, helped many small-cap companies to become profitable within time frames that were once thought impossible. However, skepticism about the business models for many "dot com" companies ultimately hurt the allure of a number of small-cap technology firms.

Not meeting our expectations
From a country standpoint, the Fund's portfolio was relatively in line with that of its benchmark. However, its overweight position in Japan and South Korea detracted from results as these countries, on a whole, did not perform well. In Japan, a variety of holdings did not meet our expectations, including Paramount Bed, Mimsau Semiconductor, and Global Dining. In South Korea, our holding in Samsung Electronics was a disappointment as it was caught in the technology downdraft. Our underweight in the United States also hurt results. While U.S. equities fell, they held up relatively better than equity markets in many other countries.

Selective opportunities
Despite the weakness in most global equity markets, the Fund did have a number of strong performers. In Australia, Broken Hill Proprietary Co., Ltd. (BHP), an independent oil and gas firm, generated strong results. BHP has interests and operations in mineral exploration, production and processing, oil and gas exploration and development, and steel production and merchandising. The firm was aided by rising energy prices throughout the world, which led to increased profitability. Several of the Fund's largest holdings also generated very strong returns, including U.S. firms Whole Foods Market, Inc.; Acxiom Corp.; Amerisource Health Corp.; and Centerpoint Properties Trust (see Comments on Largest Holdings).

Prudential Global Genesis Fund, Inc.
Semiannual Report    November 30, 2000

looking ahead--Global fundamentals appear positive
Despite the year-to-date declines in many global stock markets, we believe the reasons for holding global equities remain compelling. Unlike the United States, many international economies have spare industrial capacity, so their central banks are pursuing monetary policies that are encouraging economic growth. In addition, the productivity-enhancing factors and corporate restructuring trend that have driven the lengthy bull market in the United States are only in the early stages in many overseas countries. Another positive trend worth noting is the ongoing promise of the digital revolution. As consumers and businesses upgrade to these new products and systems, it should prove beneficial to those countries that develop and market these items.

Prudential Global Genesis Fund Management Team

Prudential Global Genesis Fund, Inc.
Semiannual Report    November 30, 2000

Financial
    Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of November 30, 2000 (Unaudited)

Shares         Description                                            Value (Note 1)
- ------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  84.2%
Common Stocks
- -------------------------------------------------------------------------------------
Australia  0.5%
      27,100   Broken Hill Proprietary Co., Ltd.                      $      278,144
- -------------------------------------------------------------------------------------
Austria  0.3%
      11,246   Adcon Telemetry AG                                            141,189
- -------------------------------------------------------------------------------------
Canada  0.5%
      10,817   Telus Corp.                                                   255,552
- -------------------------------------------------------------------------------------
Finland  0.4%
      30,198   JOT Automation Group Oyj                                       60,291
      28,354   Metsa-Serla Oyj, Class B                                      192,820
                                                                      --------------
                                                                             253,111
- -------------------------------------------------------------------------------------
France  4.6%
       7,276   ActivCard S.A.(a)                                             133,515
       6,136   Aubay Technology S.A.(a)                                       74,360
       6,248   Bouygues Offshore S.A.                                        257,168
       1,947   Castorama Dubois Investissement S.A.                          441,348
       2,851   Club Mediterranee S.A.                                        246,825
       8,230   Credit Lyonnais S.A.                                          280,196
       5,487   ILOG S.A.(a)                                                  154,566
      10,542   Ingenico S.A.                                                 286,301
       6,827   Societe Generale D'Enterprises S.A.(a)                        369,329
       7,420   Vallourec S.A.                                                359,684
                                                                      --------------
                                                                           2,603,292
- -------------------------------------------------------------------------------------
Germany  1.6%
       4,275   BKN International AG                                          143,496
         345   ce Consumer Electronic AG                                       4,677
       3,922   Entrium Direct Bankers AG                                     203,454
       3,040   Intershop Communications AG(a)                                 86,934
       4,906   Kamps AG                                                       61,807
       4,083   Parsytec AG(a)                                                181,548
       7,933   Suss Micro Technology AG                                      192,967

    8                                      See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
           Portfolio of Investments as of November 30, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
- ------------------------------------------------------------------------------------------
       7,474   Tomorrow Internet AG(a)                                $       56,691
                                                                      --------------
                                                                             931,574
- -------------------------------------------------------------------------------------
Hong Kong  0.7%
     751,750   Lung Kee Holdings Ltd.                                        120,476
      89,500   Wing Hang Bank Ltd.                                           293,177
                                                                      --------------
                                                                             413,653
- -------------------------------------------------------------------------------------
India  0.3%
       1,180   Infosys Technology Ltd.                                       180,227
- -------------------------------------------------------------------------------------
Israel  0.3%
       3,090   Card-Guard Scientific Survival Ltd.(a)                        182,216
- -------------------------------------------------------------------------------------
Italy  1.7%
      41,460   Banca Popolare di Milano Serl SpA                             266,041
      21,167   Brembo SpA(a)                                                 179,931
      27,522   Bulgari SpA                                                   334,251
      65,979   Seat Pagine Gialle SpA                                        161,066
                                                                      --------------
                                                                             941,289
- -------------------------------------------------------------------------------------
Japan  9.2%
       1,700   Alpha Systems, Inc.                                           211,300
       4,100   Aucnet, Inc.                                                  133,424
       3,100   Avex, Inc.                                                    255,566
      35,000   Bank of Saga Ltd.                                             120,226
         750   Bellsystem, Inc.                                              276,610
       2,250   C Two Network Co., Ltd.                                       105,763
      16,000   C Uyemura & Co., Ltd.                                         260,339
      17,000   Daifuku Co., Ltd.                                             113,871
       9,200   Daiseki Co., Ltd.                                             157,845
       3,600   Fancl Corp.                                                   105,437
       2,100   Fuji Soft ABC, Inc.                                           136,678
          12   Future System Consulting Corp.                                 97,627
       7,600   Global Dining, Inc.                                           160,759
       3,700   GoldCrest Co., Ltd.                                           250,848
      25,000   Hokuetsu Paper Mills Ltd.                                     161,356
       9,000   Ibiden Co., Ltd.                                              143,105

    See Notes to Financial Statements                                      9

       Prudential Global Genesis Fund, Inc.
         Portfolio of Investments as of November 30, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
- ------------------------------------------------------------------------------------------
       4,200   Itoen Ltd.                                             $      272,976
      18,600   Mimasu Semiconductor Industry Co., Ltd.                       235,222
          18   Ministop Co., Ltd.                                                379
       1,900   Misumi Corp.                                                  147,706
       3,000   Nichii Gakkan Co.                                             113,627
       1,800   Otsuka Kagu Ltd.(a)                                           110,481
       5,400   Paramount Bed Co., Ltd.                                       181,098
       5,200   Plenus Co., Ltd.                                              188,023
      11,000   Pulstec Industrial Co., Ltd.                                  181,966
       4,000   Rock Field Co., Ltd.                                          177,175
       1,400   Ryohin Keikaku Co., Ltd.                                       63,404
      25,000   Sumitomo Bakelite Co., Ltd.                                   278,644
      10,000   Trancom Co., Ltd.                                              40,226
       3,000   Trend Micro, Inc.                                             325,153
      12,200   United Arrows Ltd.                                             80,506
       1,700   Yamada Denki Co.                                              121,401
                                                                      --------------
                                                                           5,208,741
- -------------------------------------------------------------------------------------
Korea  0.2%
       2,800   LG Home Shopping, Inc.                                        113,797
- -------------------------------------------------------------------------------------
Mexico  1.4%
      10,300   Cemex S.A.(a)                                                 198,919
      80,000   Grupo Mexico, S.A.(a)                                         220,269
       2,900   Tubos de Acero de Mexico, S.A. (ADR)                           39,295
      25,000   Tubos de Acero de Mexico, S.A.(a)                             330,933
                                                                      --------------
                                                                             789,416
- -------------------------------------------------------------------------------------
Netherlands  0.1%
       3,798   ASM Lithography Holdings, N.V.(a)                              79,835
- -------------------------------------------------------------------------------------
Norway  0.4%
      21,234   EDB Business Partners ASA(a)                                  217,827
- -------------------------------------------------------------------------------------
South Korea  0.4%
       1,500   Samsung Electronics Co.(a)                                    199,918
- -------------------------------------------------------------------------------------
Spain  0.5%
      12,388   Centros Comerciales Continente S.A.                           140,406

    10                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
         Portfolio of Investments as of November 30, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
- ------------------------------------------------------------------------------------------
     129,463   Tubacex S.A.                                           $      135,447
                                                                      --------------
                                                                             275,853
- -------------------------------------------------------------------------------------
Sweden  0.8%
      54,615   Boss Media AB(a)                                              291,636
      56,000   Enea Date AB(a)                                               184,450
                                                                      --------------
                                                                             476,086
- -------------------------------------------------------------------------------------
Switzerland  3.8%
         531   Adecco S.A.(a)                                                331,549
      14,690   Carrier1 Intl. S.A.(a)                                         49,579
         999   Clariant S.A.(a)                                              296,864
         694   Geberit International AG(a)                                   187,573
       1,811   Gretag Imaging Group AG                                       148,674
         205   Mikron Holding AG(a)                                           97,184
         632   Saurer AG(a)                                                  277,690
         722   Swisslog Holding AG                                           308,886
         388   The Swatch Group AG(a)                                        448,633
                                                                      --------------
                                                                           2,146,632
- -------------------------------------------------------------------------------------
Taiwan  0.3%
      91,200   United Microelectronics Corp., Ltd.                           143,579
- -------------------------------------------------------------------------------------
United Kingdom  8.7%
     131,228   Aegis Group PLC                                               243,219
     253,098   Aggregate Industries PLC                                      236,351
      14,336   Amvescap PLC                                                  228,915
      13,320   Autonomy Corp. PLC                                            451,020
      38,180   Baltimore Technologies PLC(a)                                 158,401
      52,972   Berisford PLC                                                 167,659
      26,747   Bioglan Pharma PLC(a)                                         185,899
      65,844   Capita Group PLC                                              403,657
       8,714   Dialog Semiconductor PLC                                      173,978
      35,375   Energis PLC(a)                                                226,701
      65,401   Enterprise Oil PLC                                            550,129
      22,486   Geest PLC                                                     162,856
     119,292   Mayflower Corp. PLC                                           140,312
      37,175   Sage Group PLC                                                205,642

    See Notes to Financial Statements                                     11

       Prudential Global Genesis Fund, Inc.
        Portfolio of Investments as of November 30, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
- ------------------------------------------------------------------------------------------
     136,735   Scoot.com PLC                                          $      139,872
      60,372   Serco Group PLC                                               389,477
      26,008   Shire Pharma Group PLC                                        411,584
     112,167   Skyepharma PLC(a)                                             109,143
     115,395   Synstar PLC(a)                                                100,356
      21,244   WPP Group PLC                                                 232,003
                                                                      --------------
                                                                           4,917,174
- -------------------------------------------------------------------------------------
United States  47.5%
      22,200   Acxiom Corp.(a)                                               799,200
      14,534   ADC Telecommunications, Inc.                                  293,405
      48,100   Advanced Lighting Technologies, Inc.(a)                       360,750
      13,200   Allied Capital Corp.                                          269,775
      21,900   American Management Systems, Inc.(a)                          405,150
      15,900   AmeriSource Health Corp.(a)                                   783,075
      10,000   Anadigics, Inc.(a)                                            158,750
      53,200   Applica, Inc.                                                 232,750
      17,400   APW Ltd.(a)                                                   672,075
      14,600   Banknorth Group, Inc.                                         280,137
      10,500   Braun Consulting, Inc.                                         53,156
      19,400   Bright Horizons Family Solutions, Inc.(a)                     550,475
      70,200   Brightpoint, Inc.(a)                                          381,712
       9,400   Carrier Access Corp.                                           66,388
      14,700   Centerpoint Properties Trust                                  679,875
       5,300   Cheap Tickets, Inc.(a)                                         37,928
      10,300   Claire's Stores, Inc.                                         191,194
      21,300   Click2Learn.com, Inc.                                         219,656
       9,000   Commscope, Inc.                                               152,438
      13,600   Concord Camera Corp.                                          272,000
      33,260   Consolidated Products, Inc.(a)                                249,450
       3,400   Cubist Pharmaceuticals, Inc.                                  110,500
       4,378   Devon Energy Corp.                                            215,617
      17,500   DMC Stratex Networks, Inc.                                    230,781
      21,600   Eaton Vance Corp.                                             494,100
       4,500   Electro Scientific Industries, Inc.(a)                        107,438
      37,400   Electronics Boutique Holdings Corp.                           621,775
      10,300   Emmis Communications Corp.(a)                                 242,694

    12                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
         Portfolio of Investments as of November 30, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
- ------------------------------------------------------------------------------------------
      31,600   Enhance Financial Services Group, Inc.                 $      420,675
       6,900   Everest Reinsurance Group Ltd.                                415,294
      24,500   Forest Oil Corp.(a)                                           303,187
      12,400   Furniture Brands International, Inc.(a)                       196,075
       8,400   G & K Services, Inc., Class A                                 225,750
      16,800   Galileo Technology Ltd.(a)                                    263,550
      73,500   Gaylord Container Corp.(a)                                    101,063
      17,900   Glenayre Technologies, Inc.                                    80,550
       4,900   Graco, Inc.                                                   177,931
       2,100   Grupo Televisa S.A. (ADR)(a)                                   97,781
      10,000   Hyperion Solutions Corp.(a)                                   131,250
      41,400   Imax Corp.(a)                                                 142,313
       8,700   Integrated Silicon Solution Co., Inc.                          66,881
      15,600   Intersil Holding Corp.(a)                                     359,044
      19,800   Jack in the Box, Inc.(a)                                      534,600
      11,300   Jupiter Media Metrix, Inc.                                    105,231
      16,400   Kilroy Realty Corp.(a)                                        440,750
      16,200   Lam Research Corp.(a)                                         243,000
      13,300   Liberty Property Trust                                        349,125
       3,600   Luminex Corp.                                                  95,400
      17,500   Mail-Well, Inc.(a)                                             83,125
      16,800   Marine Drilling Co., Inc.(a)                                  336,000
       6,900   Maverick Tube Corp.                                            87,544
      24,800   Milacron, Inc.                                                378,200
      51,100   Modis Professional Services, Inc.                             191,625
      12,600   NCO Group, Inc.                                               326,025
       6,018   NDS Group PLC(a)                                              315,569
      27,000   Network Associates, Inc.(a)                                   351,000
       4,200   Neurocrine Biosciences, Inc.                                  122,063
       7,400   Newfield Exploration Co.(a)                                   270,100
      24,900   Northpoint Communications Group, Inc.(a)                       14,784
      25,500   Oak Technology, Inc.(a)                                       309,187
      18,500   Pacific Sunwear Of California                                 411,625
      11,800   Pentair, Inc.                                                 332,612
      18,800   Photronics, Inc.                                              305,500
      16,600   PRI Automation, Inc.(a)                                       295,687
      12,720   Priority Healthcare Corp.                                     346,620

    See Notes to Financial Statements                                     13

       Prudential Global Genesis Fund, Inc.
        Portfolio of Investments as of November 30, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
- ------------------------------------------------------------------------------------------
      31,500   Remec, Inc.                                            $      427,219
      21,600   Renal Care Group, Inc.(a)                                     469,800
      34,100   Republic Services, Inc.                                       496,581
      17,500   Ross Stores, Inc.                                             269,062
      15,000   Rowan Companies, Inc.(a)                                      298,125
       5,400   Rural Celluar Corp.                                           194,063
      10,500   Safeguard Scientifics, Inc.                                    91,875
       5,000   Sawtek, Inc.                                                  257,188
      28,600   Sinclair Broadcast Group, Inc.(a)                             250,250
      21,300   Speedway Motorsports, Inc.                                    411,356
      26,300   Steiner Leisure Ltd.                                          455,319
      14,300   Synopsys, Inc.(a)                                             557,700
      24,000   Tech Data Corp.(a)                                            735,000
      17,400   Tektronix, Inc.                                               412,162
       3,200   Telefonos de Mexico S.A. (ADR)(a)                             150,000
      16,900   Teletech Holdings, Inc.                                       322,156
      21,600   Tower Automotive, Inc.(a)                                     197,100
      30,800   United Natural Foods, Inc.                                    446,600
       4,294   Uproar Ltd.                                                     4,118
      14,500   US Interactive, Inc.(a)                                         5,891
      12,700   US Unwired, Inc.                                               89,694
       9,800   Varian Semiconductor Equipment, Inc.                          177,625
       9,200   Veeco Instruments, Inc.(a)                                    295,550
      10,500   Western Wireless Corp.(a)                                     416,719
      18,600   Whole Foods Market, Inc.(a)                                 1,091,587
                                                                      --------------
                                                                          26,881,700
                                                                      --------------
               Total common stocks (cost $56,634,294)                     47,630,805
WARRANTS(a)
- -------------------------------------------------------------------------------------
Canada
               Sedna Geotech, Inc.
       6,600   Expiring 3/23/01 @ CAD 0                                            0
- -------------------------------------------------------------------------------------
Indonesia
               Bank Pan Indonesia
     123,900   Expiring 7/8/02 @ IDR 500                                         455
                                                                      --------------
               Total warrants (cost $0)                                          455
                                                                      --------------
               Total long-term investments (cost $56,634,294)             47,631,260
                                                                      --------------

    14                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
         Portfolio of Investments as of November 30, 2000 (Unaudited) Cont'd.

Principal
Amount
(000)           Description                                          Value (Note 1)
- -----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT  4.2%
- -------------------------------------------------------------------------------------
Repurchase Agreement
$       2,382   Joint Repurchase Agreement Account,
                6.50%, 12/1/00 (cost $2,382,000; Note 5)             $    2,382,000
                                                                     --------------
                Total Investments  88.4%
                 (cost $59,016,294; Note 4)                              50,013,260
                Other assets in excess of liabilities  11.6%              6,568,945
                                                                     --------------
                Net Assets  100%                                     $   56,582,205
                                                                     --------------
                                                                     --------------

- ------------------------------
(a) Non-income producing security.
AB--Aktiebalag (Swedish Stock Company)
ADR--American Depository Receipt
AG--Aktiengesellschaft (German Stock Company)
N.V.--Naamloze Vennootschap (Dutch Corporation)
Oyj--Osakehio (Finnish Corporation)
PLC--Public Liability Company (British Corporation)
SA-- Societe Anonyme (French Corporation) or
   Sociedad Anonima (Spanish Corporation)
SpA--Societa per Azioni (Italian Corporation)
    See Notes to Financial Statements                                     15

       Prudential Global Genesis Fund, Inc.
         Portfolio of Investments as of November 30, 2000 (Unaudited) Cont'd.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of November 30, 2000 was as follows:

Computer Software and Services                                             6.0%
Electronic Components                                                      5.8
Commercial Services                                                        5.5
Banks & Financial Services                                                 5.1
Telecommunications                                                         4.6
Food & Beverage                                                            4.4
Repurchase Agreement                                                       4.2
Oil & Gas Exploration and Production                                       3.7
Retail                                                                     3.6
Semiconductors                                                             3.3
Data Processing & Management                                               3.0
Real Estate                                                                3.0
Building & Construction                                                    2.4
Medical Products & Services                                                2.4
Broadcasting & Media                                                       2.2
Machinery                                                                  2.2
Steel & Metal                                                              2.2
Distribution/Wholesalers                                                   2.0
Industrial Components                                                      2.0
Restaurants                                                                1.7
Drugs & Medical Supplies                                                   1.6
Consumer Goods                                                             1.4
Auto Related                                                               1.3
Human Resources                                                            1.3
Internet                                                                   1.3
Medical Technology                                                         1.1
Chemicals                                                                  1.0
Home Furnishings                                                           1.0
Schools                                                                    1.0
Waste Management                                                           0.9
Aerospace/Defense                                                          0.8
Advertising                                                                0.7
Insurance - Property & Casualty                                            0.7
Merchandising                                                              0.7
Paper & Forest Products                                                    0.6
Exploration & Production                                                   0.5

    16                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
         Portfolio of Investments as of November 30, 2000 (Unaudited) Cont'd.

Photography                                                                0.5%
Energy                                                                     0.4
Leisure                                                                    0.4
Mining                                                                     0.4
Pharmaceuticals                                                            0.4
Agriculture & Plantation                                                   0.3
Diversified Operations                                                     0.3
Containers & Packaging                                                     0.2
Manufacturing                                                              0.2
Printing                                                                   0.1
                                                                         -----
                                                                          88.4
Other assets in excess of liabilities                                     11.6
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     17

       Prudential Global Genesis Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                November 30, 2000
- ---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $59,016,294)                          $  50,013,260
Foreign currency, at value (cost $5,415,506)                          5,116,806
Receivable for investments sold                                       1,860,992
Dividends and interest receivable                                        91,270
Receivable for Fund shares sold                                          30,653
Other assets                                                              2,939
                                                                -----------------
      Total assets                                                   57,115,920
                                                                -----------------
LIABILITIES
Accrued expenses and other liabilities                                  302,766
Payable for Fund shares reacquired                                      137,636
Management fee payable                                                   51,984
Capital gains tax liability                                              21,893
Distribution fee payable                                                 12,879
Withholding taxes payable                                                 6,557
                                                                -----------------
      Total liabilities                                                 533,715
                                                                -----------------
NET ASSETS                                                        $  56,582,205
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $      44,456
   Paid-in capital in excess of par                                  65,041,033
                                                                -----------------
                                                                     65,085,489
Accumulated net investment loss                                        (615,730)
Accumulated net realized gain on investments                          1,430,055
Net unrealized depreciation on investments and foreign
   currencies                                                        (9,317,609)
                                                                -----------------
Net assets, November 30, 2000                                     $  56,582,205
                                                                -----------------
                                                                -----------------

    18                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                November 30, 2000
- ---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($27,615,534 / 2,052,235 shares of common stock issued
      and outstanding)                                                  $13.46
   Maximum sales charge (5% of offering price)                             .71
                                                                -----------------
   Maximum offering price to public                                     $14.17
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($27,503,937 / 2,277,417 shares of common stock
      issued and outstanding)                                           $12.08
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($939,600 / 77,810 shares of common stock issued and
      outstanding)                                                      $12.08
   Sales charge (1% of offering price)                                     .12
                                                                -----------------
   Offering to public                                                   $12.20
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($523,134 / 38,160 shares of common stock issued and
      outstanding)                                                      $13.71
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     19

       Prudential Global Genesis Fund, Inc.
             Statement of Operations (Unaudited)

                                                                   Six Months
                                                                      Ended
                                                                November 30, 2000
- ---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $16,322)        $     175,798
   Interest                                                              95,975
                                                                -----------------
      Total income                                                      271,773
                                                                -----------------
Expenses
   Management fee                                                       382,316
   Distribution fee--Class A                                             44,243
   Distribution fee--Class B                                             49,065
   Distribution fee--Class C                                              1,398
   Custodian's fees and expenses                                        138,000
   Transfer agent's fees and expenses                                   130,000
   Reports to shareholders                                               33,000
   Registration fees                                                     18,000
   Audit fee and expenses                                                16,000
   Legal fees and expenses                                               12,000
   Directors' fees and expenses                                           6,000
   Miscellaneous                                                          2,991
                                                                -----------------
      Total expenses                                                    833,013
                                                                -----------------
Net investment loss                                                    (561,240)
                                                                -----------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                             (725,496)
   Foreign currency transactions                                        (43,664)
                                                                -----------------
                                                                       (769,160)
                                                                -----------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                      (14,459,252)
   Foreign currencies                                                  (235,025)
                                                                -----------------
                                                                    (14,694,227)
                                                                -----------------
Net loss on investments and foreign currencies                      (15,463,437)
                                                                -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ (16,024,677)
                                                                -----------------
                                                                -----------------

    20                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                   Six Months            Year
                                                      Ended             Ended
                                                November 30, 2000    May 31, 2000
- ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                            $    (561,240)     $ (1,291,798)
   Net realized gain (loss) on investments
      and foreign currency transactions                (769,160)       19,617,742
   Net change in unrealized
      appreciation/depreciation of
      investments and foreign currencies            (14,694,277)          924,486
                                                -----------------    ------------
   Net increase (decrease) in net assets
      resulting from operations                     (16,024,677)       19,250,430
                                                -----------------    ------------
Fund share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold                      6,724,486        76,263,455
   Cost of shares reacquired                        (15,008,030)      (91,145,311)
                                                -----------------    ------------
   Net decrease in net assets from Fund share
      transactions                                   (8,283,544)      (14,881,856)
                                                -----------------    ------------
   Total increase (decrease)                        (24,308,221)        4,368,574
NET ASSETS
Beginning of period                                  80,890,426        76,521,852
                                                -----------------    ------------
End of period                                     $  56,582,205      $ 80,890,426
                                                -----------------    ------------
                                                -----------------    ------------

    See Notes to Financial Statements                                     21

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Prudential Global Genesis Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital which it seeks to achieve by investing primarily in equity securities of foreign and domestic companies with market capitalizations of less than U.S. $1 billion, as measured at time of purchase.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation:    Securities traded on an exchange and NASDAQ
National Market System are valued at the last sale price on such exchange system or, if there was no sale on such day, at the mean between the last bid and asked prices, or at the bid price in the absence of an asked price. Corporate bonds (other than convertible) and U.S. government securities are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Convertible debt securities are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options are valued at the mean between the most recently quoted bid and asked prices on the exchange on which they are traded. Futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or, if there was no sale on such day at the mean between the most recently quoted bid and asked prices. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadvisor.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
    22

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      (i) market value of investment securities, other assets and liabilities--at the daily closing rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented using the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period.

      Net realized gain (loss) on foreign currency transactions represent net foreign exchange gains (losses) from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation on foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and the regulation of foreign securities markets.

      Securities Transactions and Investment Income:    Securities transactions
are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
                                                                          23

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. In addition, certain countries impose taxes on capital gains realized on the sale of portfolio securities, and as such, taxes have been accrued on the unrealized gains on such securities.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of wash sales, accounting for passive foreign investment companies and foreign currency transactions.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA), Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this Statement of Position was to increase accumulated net investment loss and increase accumulated net realized gain on investments by $43,664 for realized foreign currency losses. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnished investment advisory services in connection with the management of the Fund from June 1, 2000 through October 1, 2000. Effective October 2, 2000, the Board of Directors terminated the subadvisory agreement with PIC, and PIFM entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'), pursuant to which Jennison is paid under the same terms as PIC was paid by PIFM. PIFM paid for the services of PIC and Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of 1% of the average daily net assets of the Fund.
    24

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to a plan of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses for the Fund were .25 of 1%, of the average daily net assets of the Class A, B and C shares for the six months ended November 30, 2000.

      PIMS has advised the Fund that it received approximately $1,800 and $9,200 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended November 30, 2000. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended November 30, 2000, it received approximately $22,200 and $2,200 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PIC, PIFM and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. The Fund did not borrow any amounts pursuant to the SCA during the six months ended November 30, 2000.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the six months ended November 30, 2000, the Fund incurred fees of approximately $81,000 for the services of PMFS. As of November 30, 2000, approximately $12,200 of such fees were due to PMFS.
                                                                          25

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended November 30, 2000 aggregated $3,279,383 and $15,679,824, respectively.

      The federal income tax basis of the Fund's investments at November 30, 2000 was $59,111,848 and accordingly, net unrealized depreciation for federal income tax purposes was $9,098,588 (gross unrealized appreciation--$7,380,442; gross unrealized depreciation--$16,479,030).

      The Fund elected to treat net currency losses of approximately $501,000 incurred in the seven month period ended May 31, 2000 as having occurred in the current fiscal year.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At November 30, 2000, the Fund had an 0.27% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $2,382,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefore were as follows:

      ABN AMRO Incorporated, 6.49%, in the principal amount of $140,000,000, repurchase price $140,025,239, due 12/1/00. The value of the collateral including accrued interest was $142,800,106.

      Bear, Stearns & Co. Inc., 6.49%, in the principal amount of $150,000,000, repurchase price $150,027,041, due 12/1/00. The value of the collateral including accrued interest was $154,187,553.

      Chase Securities Inc., 6.49%, in the principal amount of $170,000,000, repurchase price $170,030,647, due 12/1/00. The value of the collateral including accrued interest was $173,403,728.

      Credit Suisse First Boston Corp., 6.54%, in the principal amount of $50,000,000, repurchase price $50,009,083, due 12/1/00. The value of the collateral including accrued interest was $51,721,692.
    26

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Deutsche Bank Alex. Brown, 6.53%, in the principal amount of $115,305,000, repurchase price $115,325,915, due 12/1/00. The value of the collateral including accrued interest was $117,611,817.

      UBS Warburg, 6.49%, in the principal amount of $255,000,000, repurchase price $255,045,970, due 12/1/00. The value of the collateral including accrued interest was $260,101,709.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized 500 million shares of common stock at $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z common stock.

      Transactions in shares of common stock were as follows:

Class A                                                        Shares         Amount
- ----------------------------------------------------------   ----------    ------------
Six months ended November 30, 2000:
Shares sold                                                     261,546    $  4,419,309
Shares reacquired                                              (455,428)     (7,673,155)
                                                             ----------    ------------
Net decrease in shares outstanding before conversion           (193,882)     (3,253,846)
Shares issued upon conversion from Class B                      221,465       4,011,210
                                                             ----------    ------------
Net increase in shares outstanding                               27,583    $    757,364
                                                             ----------    ------------
                                                             ----------    ------------
Year ended May 31, 2000:
Shares sold                                                   3,408,423    $ 57,571,896
Shares reacquired                                            (3,816,731)    (64,857,599)
                                                             ----------    ------------
Net decrease in shares outstanding before conversion           (408,308)     (7,285,703)
Shares issued upon conversion from Class B                      197,069       3,333,863
                                                             ----------    ------------
Net decrease in shares outstanding                             (211,239)   $ (3,951,840)
                                                             ----------    ------------
                                                             ----------    ------------

                                                                          27

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                        Shares         Amount
- ----------------------------------------------------------   ----------    ------------
Six months ended November 30, 2000:
Shares sold                                                      41,669    $    640,525
Shares reacquired                                              (383,577)     (5,879,571)
                                                             ----------    ------------
Net decrease in shares outstanding before conversion           (341,908)     (5,239,046)
Shares issued upon conversion from Class B                     (246,795)     (4,011,210)
                                                             ----------    ------------
Net decrease in shares outstanding                             (588,703)   $ (9,250,256)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended May 31, 2000:
Shares sold                                                   1,193,626    $ 17,448,044
Shares reacquired                                            (1,741,185)    (25,355,226)
                                                             ----------    ------------
Net decrease in shares outstanding before conversion           (547,559)     (7,907,182)
Shares reacquired upon conversion into Class A                 (218,729)     (3,333,863)
                                                             ----------    ------------
Net decrease in shares outstanding                             (766,288)   $(11,241,045)
                                                             ----------    ------------
                                                             ----------    ------------
Class C
- ----------------------------------------------------------
Six months ended November 30, 2000
Shares sold                                                      86,797    $  1,332,874
Shares reacquired                                               (72,792)     (1,096,516)
                                                             ----------    ------------
Net increase in shares outstanding                               14,005    $    236,358
                                                             ----------    ------------
                                                             ----------    ------------
Year ended May 31, 2000:
Shares sold                                                      24,390    $    394,459
Shares reacquired                                               (24,274)       (388,480)
                                                             ----------    ------------
Net increase in shares outstanding                                  116    $      5,979
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
- ----------------------------------------------------------
Six months ended November 30, 2000
Shares sold                                                      18,630    $    331,778
Shares reacquired                                               (19,916)       (358,788)
                                                             ----------    ------------
Net decrease in shares outstanding                               (1,286)   $    (27,010)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended May 31, 2000:
Shares sold                                                      49,449    $    849,056
Shares reacquired                                               (29,221)       (544,006)
                                                             ----------    ------------
Net increase in shares outstanding                               20,228    $    305,050
                                                             ----------    ------------
                                                             ----------    ------------

Note 7. Proposed Reorganization
On May 2, 2000, the Directors' of the Fund approved an Agreement and Plan of Reorganization (the 'Plan'), which provides for the transfer of all of the assets of Prudential Global Genesis Fund, Inc. to Prudential World Fund, Inc. - Prudential Global Growth Fund in exchange for Class A, B, C and Z shares of the Global Growth Fund and the Global Growth Fund's assumption of the liabilities of the Global Genesis Fund.

      The Plan is subject to approval by the shareholders of the Global Genesis Fund. If the Plan is approved, it is expected that the reorganization will take place shortly thereafter. The Global Genesis Fund and the Global Growth Fund will each bear their pro-rata share of the costs of the reorganization, including cost of proxy solicitation.
    28

       Prudential Global Genesis Fund, Inc.
 Financial
            Highlights
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '

       Prudential Global Genesis Fund, Inc.
             Financial Highlights (Unaudited)

                                                                    Class A
                                                              --------------------
                                                                Six Months Ended
                                                              November 30, 2000(b)
- ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  17.23
                                                                    --------
Income from investment operations
Net investment income (loss)                                            (.13)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                       (3.64)
                                                                    --------
      Total from investment operations                                 (3.77)
                                                                    --------
Less distributions
Distributions in excess of net investment income                          --
Distributions from net realized gain on investments                       --
                                                                    --------
      Total distributions                                                 --
                                                                    --------
Net asset value, end of period                                      $  13.46
                                                                    --------
                                                                    --------
TOTAL RETURN(c):                                                      (21.88)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 27,616
Average net assets (000)                                            $ 35,298
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              2.18%(d)
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.93%(d)
   Net investment income (loss)                                       (1.48)%(d)
For Class A, B, C and Z shares:
Portfolio turnover rate                                                    5%

- ------------------------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding by class.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Annualized.
    30                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
- ----------------------------------------------------------------------------------------------------------
                                            Year Ended May 31,
- ----------------------------------------------------------------------------------------------------------
      2000               1999(b)                1998                 1997               1996(b)
- ----------------------------------------------------------------------------------------------------------
    $  13.68             $  15.82             $  21.30             $  21.74             $  18.44
    --------             --------             --------             --------             --------
        (.19)                (.10)                (.20)                (.14)                 .05(a)
        3.74                (1.44)                1.37                 1.45                 3.34
    --------             --------             --------             --------             --------
        3.55                (1.54)                1.17                 1.31                 3.39
    --------             --------             --------             --------             --------
          --                   --                   --                   --                 (.09)
          --                 (.60)               (6.65)               (1.75)                  --
    --------             --------             --------             --------             --------
          --                 (.60)               (6.65)               (1.75)                (.09)
    --------             --------             --------             --------             --------
    $  17.23             $  13.68             $  15.82             $  21.30             $  21.74
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
       25.95%               (9.25)%               9.81%                6.74%               18.41%
    $ 34,889             $ 30,578             $ 47,259             $ 57,032             $ 47,617
    $ 35,738             $ 35,179             $ 50,309             $ 47,563             $ 45,070
        2.13%                2.03%                1.88%                1.91%                1.79%(a)
        1.88%                1.78%                1.63%                1.66%                1.54%(a)
       (1.14)%               (.77)%               (.71)%               (.49)%                .26%(a)
         184%                 156%                 198%                  60%                  44%

    See Notes to Financial Statements                                     31

       Prudential Global Genesis Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                    Class B
                                                              --------------------
                                                                Six Months Ended
                                                              November 30, 2000(b)
- ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  15.46
                                                                    --------
Income from investment operations
Net investment loss                                                     (.12)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                       (3.26)
                                                                    --------
      Total from investment operations                                 (3.38)
                                                                    --------
Less distributions
Distributions in excess of net investment income                          --
Distributions from net realized gain on investments                       --
                                                                    --------
      Total distributions                                                 --
                                                                    --------
Net asset value, end of period                                      $  12.08
                                                                    --------
                                                                    --------
TOTAL RETURN(c):                                                      (21.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 27,504
Average net assets (000)                                            $ 39,144
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              2.18%(d)
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.93%(d)
   Net investment loss                                                 (1.46)%(d)

- ------------------------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding by class.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full period are not annualized.
(d) Annualized.
    32                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
- ----------------------------------------------------------------------------------------------------------
                                            Year Ended May 31,
- ----------------------------------------------------------------------------------------------------------
    2000(b)              1999(b)                1998                 1997               1996(b)
- ----------------------------------------------------------------------------------------------------------
    $  12.36             $  14.47             $  20.18             $  20.87             $  17.84
    --------         ----------------     ----------------     ----------------     ----------------
        (.27)                (.18)                (.26)                (.33)                (.09)(a)
        3.37                (1.33)                1.20                 1.39                 3.21
    --------         ----------------     ----------------     ----------------     ----------------
        3.10                (1.51)                 .94                 1.06                 3.12
    --------         ----------------     ----------------     ----------------     ----------------
          --                   --                   --                   --                 (.09)
          --                 (.60)               (6.65)               (1.75)                  --
    --------         ----------------     ----------------     ----------------     ----------------
          --                 (.60)               (6.65)               (1.75)                (.09)
    --------         ----------------     ----------------     ----------------     ----------------
    $  15.46             $  12.36             $  14.47             $  20.18             $  20.87
    --------         ----------------     ----------------     ----------------     ----------------
    --------         ----------------     ----------------     ----------------     ----------------
       25.08%               (9.92)%               9.04%                5.83%               17.51%
    $ 44,323             $ 44,890             $ 83,669             $120,067             $155,292
    $ 47,120             $ 55,679             $101,836             $133,073             $154,566
        2.82%                2.78%                2.63%                2.66%                2.54%(a)
        1.88%                1.78%                1.63%                1.66%                1.54%(a)
       (1.83)%              (1.51)%              (1.48)%              (1.26)%               (.48)%(a)

    See Notes to Financial Statements                                     33

       Prudential Global Genesis Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                    Class C
                                                              --------------------
                                                                Six Months Ended
                                                              November 30, 2000(b)
- ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  15.46
                                                                    --------
Income from investment operations
Net investment loss                                                     (.12)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                       (3.26)
                                                                    --------
      Total from investment operations                                 (3.38)
                                                                    --------
Less distributions
Distributions in excess of net investment income                          --
Distributions from net realized gain on investments                       --
                                                                    --------
      Total distributions                                                 --
                                                                    --------
Net asset value, end of period                                      $  12.08
                                                                    --------
                                                                    --------
TOTAL RETURN(c):                                                      (21.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $    940
Average net assets (000)                                            $  1,115
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              2.18%(d)
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.93%(d)
   Net investment loss                                                 (1.53)%(d)

- ------------------------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding by class.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full period are not annualized.
(d) Annualized.
    34                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
- ----------------------------------------------------------------------------------------------------------
                                            Year Ended May 31,
- ----------------------------------------------------------------------------------------------------------
    2000(b)              1999(b)                1998                 1997               1996(b)
- ----------------------------------------------------------------------------------------------------
     $12.36               $14.47               $20.18               $20.87               $17.84
    -------              -------              -------              -------              -------
       (.27)                (.18)                (.26)                (.27)                (.08)(a)
       3.37                (1.33)                1.20                 1.33                 3.20
    -------              -------              -------              -------              -------
       3.10                (1.51)                 .94                 1.06                 3.12
    -------              -------              -------              -------              -------
         --                   --                   --                   --                 (.09)
         --                 (.60)               (6.65)               (1.75)                  --
    -------              -------              -------              -------              -------
         --                 (.60)               (6.65)               (1.75)                (.09)
    -------              -------              -------              -------              -------
     $15.46               $12.36               $14.47               $20.18               $20.87
    -------              -------              -------              -------              -------
    -------              -------              -------              -------              -------
      25.08%               (9.92)%               9.04%                5.83%               17.51%
     $  987               $  787               $1,234               $1,874               $2,275
     $  933               $  895               $1,739               $1,958               $1,809
       2.82%                2.78%                2.63%                2.66%                2.54%(a)
       1.88%                1.78%                1.63%                1.66%                1.54%(a)
      (1.82)%              (1.53)%              (1.43)%              (1.24)%               (.44)%(a)

    See Notes to Financial Statements                                     35

       Prudential Global Genesis Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                    Class Z
                                                              --------------------
                                                                Six Months Ended
                                                              November 30, 2000(a)
- ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  17.54
                                                                    --------         ---
Income from investment operations
Net investment income (loss)                                            (.11)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                       (3.72)
                                                                    --------         ---
      Total from investment operations                                 (3.83)
                                                                    --------         ---
Less distributions
Distributions from net realized gain on investments                       --
                                                                    --------
      Total distributions                                                 --
                                                                    --------
Net asset value, end of period                                      $  13.71
                                                                    --------
                                                                    --------
TOTAL RETURN(b):                                                      (21.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $    523
Average net assets (000)                                            $    697
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.93%(d)
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.93%(d)
   Net investment loss                                                 (1.22)%(d)

- ------------------------------
(a) Calculated based upon average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Commencement of offering of Class Z shares.
(d) Annualized.
    36                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                         Class Z
- ---------------------------------------------------------
      Year Ended May 31,            September 16, 1996(c)
- -------------------------------            Through
2000(a)     1999(a)      1998           May 31, 1997
- ---------------------------------------------------------------
$ 13.89     $ 16.01     $ 21.39            $ 20.46
- -------     -------     -------            -------
   (.16)       (.06)       (.38)               .03
   3.81       (1.46)       1.65               2.65
- -------     -------     -------            -------
   3.65       (1.52)       1.27               2.68
- -------     -------     -------            -------
     --        (.60)      (6.65)             (1.75)
- -------     -------     -------            -------
     --        (.60)      (6.65)             (1.75)
- -------     -------     -------            -------
$ 17.54     $ 13.89     $ 16.01            $ 21.39
- -------     -------     -------            -------
- -------     -------     -------            -------
  26.21%      (9.01)%     10.22%             13.90%
$   692     $   267     $   768            $   603
$   585     $   388     $   662            $   188
   1.88%       1.78%       1.63%              1.66%(d)
   1.88%       1.78%       1.63%              1.66%(d)
   (.91)%      (.46)%      (.43)%             (.87)%(d)

    See Notes to Financial Statements                                     37

Prudential Global Genesis Fund, Inc.
Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
    Large Capitalization Growth Fund
    Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
    Small Capitalization Growth Fund
    Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund
Target Funds
    International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund
Strategic Partners New Era Growth Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
    Conservative Growth Fund
    Moderate Growth Fund
    High Growth Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
www.prudential.com          (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
    Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
    Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

Prudential Global Genesis Fund, Inc.
Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

www.prudential.com    (800) 225-1852

investment adviser's report
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Prudential Global Genesis Fund, Inc.
Getting the Most from Your Prudential Mutual Fund

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent accountant's Report
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

Tax Information
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

www.prudential.com                (800) 225-1852

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund-- the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Global Genesis Fund, Inc.
Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:
There's No Reward Without Risk; but Is This Risk Worth It?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge-- sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

Keeping Up With the Joneses
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

www.prudential.com                 (800) 225-1852
For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Fund Symbols    NASDAQ     CUSIP
     Class A    PRAGX    744333105
     Class B    PRGGX    744333204
     Class C    PCGGX    744333303
     Class Z    PZGGX    744333402

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of November
30, 2000, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

MF136E2    744333105    744333204    744333303    744333402

(ICON)  Printed on Recycled Paper

                                     PART C
                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

     The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 25 of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A, which was filed electronically pursuant to Regulation S-T on December 22, 2000 ("Post-Effective Amendment No. 30"), as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-3981 and 2-89725) (the "Registration Statement").

ITEM 16.  EXHIBITS

(1)  (a)  Restated Articles of Incorporation. Incorporated by reference to
          Exhibit 1 to Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on January 3, 1995.

     (b) Articles Supplementary dated December 27, 1995. Incorporated by reference to Exhibit (a)(ii) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (c) Articles Supplementary dated June 20, 1996. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement filed via EDGAR on June 24, 1996.

     (d)  Amendment to Articles of Incorporation. Incorporated by reference to
          Exhibit 1(c) to Post-Effective Amendment No. 20 to the Registration filed via EDGAR on June 24, 1996.

     (e) Articles Supplementary dated December 2, 1999. Incorporated by reference to Exhibit (a)(v) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (f) Articles of Amendment dated December 22, 1999. Incorporated by reference to Exhibit (a)(vi) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

(2) Revised and Restated By-laws of Registrant dated as of November 18, 1999. Incorporated by reference to Exhibit 2 to the Registrant's Post-Effective Amendment No. 30.

(3)  Not Applicable

(4) Copy of Agreement and Plan of Reorganization and Liquidation (filed herewith as Exhibit A to the Proxy Statement and Prospectus)

(5) (a) Specimen Certificate for shares of Common Stock of the Registrant for Class A Shares. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

     (b) Specimen Certificate for shares of Common Stock of the Registrant for Class B Shares. Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

     (c) Specimen Certificate for shares of Common Stock of the Registrant for Class C Shares. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

     (d) Specimen Certificate for shares of Common Stock of the Registrant for Class Z Shares. Incorporated by reference to Exhibit 4(d) to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

     (e) Instruments defining rights of shareholders. Incorporated by reference to Exhibit 4(e) to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

(6) (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. with respect to the Global Series of the Registrant. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

     (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation with respect to the Global Series of the Registrant. Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

     (c) Management Agreement between Registrant and Prudential Mutual Fund Management, Inc. with respect to the International Stock Series of the Registrant. Incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 22 to the Registration Statement filed via EDGAR on January 14, 1997.

     (d) Subadvisory Agreement between Mercator Asset Management, L.P. and Prudential Mutual Fund Management, Inc. with respect to the International Stock Series of the Registrant. Incorporated by reference to Exhibit 5(d) to Post-Effective Amendment No. 22 to the Registration Statement filed via EDGAR on January 14, 1997.

     (e) Subadvisory Agreement between the Prudential Investment Corporation and Prudential Mutual Fund Management, Inc. with respect to the International Stock Series of the Registrant. Incorporated by reference to Exhibit 5(e) to Post-Effective Amendment No. 22 to the Registration Statement filed via EDGAR on January 14, 1997.

     (f) Management Agreement between Registrant and Prudential Investments Fund Management LLC with respect to the Prudential Jennison International Growth Fund series of the Registrant dated November 18, 1999. Incorporated by reference to Exhibit (d)(vi) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (g) Subadvisory Agreement between Jennison Associates LLC and Prudential Investments Fund Management LLC with respect to the Jennison International Growth Fund series of the Registrant dated November 18, 1999. Incorporated by reference to Exhibit (d)(vii) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (h) Amendment dated January 1, 2000 to Subadvisory Agreement between Prudential Investments Fund Management LLC and the Prudential Investment Corporation. Incorporated by reference to Exhibit d(viii) to Post Effective Amendment No. 30.

(7) (a) Restated Distribution Agreement for Shares of the Registrant dated November 18, 1999. Incorporated by reference to Exhibit (e)(i) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (b)  (ii) Form of Dealer Agreement. Incorporated by reference to Exhibit
          (e)(ii) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

(8)  Not Applicable

(9) (a) Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

     (b) Form of Amendment to Custodian Agreement. Incorporated by reference to Exhibit No. 8(b) to Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on November 1, 1995.

     (c) Amendment dated February 22, 1999 to Custodian Contract. Incorporated by reference to Exhibit No. g(iii)) to Post-Effective Amendment No. 30.

(10) (a) Amended and Restated Distribution and Service Plan for Class A shares of Global Series of the Registrant; dated July 1, 1993. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on January 7, 1998.

     (b) Amended and Restated Distribution and Service Plan for Class B shares of Global Series of the Registrant; dated July 1, 1993. Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on January 7, 1998.

     (c) Distribution and Service Plan for Class A shares of Global Series of the Registrant. Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on January 3, 1995.

     (d) Distribution and Service Plan for Class B shares of Global Series of the Registrant. Incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on January 3, 1995.

     (e) Distribution and Service Plan for Class C shares of Global Series of the Registrant. Incorporated by reference to Exhibit 6(e) to Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on January 3, 1995.

     (f) Distribution and Service Plan for Class A shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 15(f) to Post-Effective Amendment No. 21 to the Registration Statement filed via EDGAR on September 19, 1996.

     (g) Distribution and Service Plan for Class B shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 15(g) to Post-Effective Amendment No. 21 to the Registration Statement filed via EDGAR on September 19, 1996.

     (h) Distribution and Service Plan for Class C shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 15(h) to Post-Effective Amendment No. 21 to the Registration Statement filed via EDGAR on September 19, 1996.

     (i) Amended and Restated Distribution and Service Plan for Class A shares of Global Series of the Registrant. Incorporated by reference to
          Exhibit 99.m(ix) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on November 2, 1998.

     (j) Amended and Restated Distribution and Service Plan for Class B shares of Global Series of the Registrant. Incorporated by reference to
          Exhibit 99.m(x) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on November 2, 1998.

     (k) Amended and Restated Distribution and Service Plan for Class C shares of Global Series of the Registrant. Incorporated by reference to
          Exhibit 99.m(xi) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on November 2, 1998.

     (l) Amended and Restated Distribution and Service Plan for Class A shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xii) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on November 2, 1998.

     (m) Amended and Restated Distribution and Service Plan for Class B shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xiii) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on November 2, 1998.

     (n) Amended and Restated Distribution and Service Plan for Class C shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xiv) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on November 2, 1998.

     (o) Distribution and Service Plan for Class A shares of the Prudential Jennison International Growth Fund series of the Registrant. Incorporated by reference to Exhibit (m)(xv) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (p) Distribution and Service Plan for Class B shares of the prudential Jennison International Growth Fund series of the Registrant. Incorporated by reference to Exhibit (m)(xvi) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (q) Distribution and Service Plan for Class C shares of the Prudential Jennison International Growth Fund series of the Registrant. Incorporated by reference to Exhibit (m)(xvii) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

(11) (a) Opinion and Consent of Piper & Marbury L.L.P. (to be filed by amendment)

(11) (b)  Opinion and Consent of Sullivan & Cromwell (to be filed by amendment)

(12) Opinion and Consent of Sullivan & Cromwell regarding tax matters (to be filed by amendment)

(13) Not Applicable

(14) Consent of Independent Accountants (to be filed by amendment)

(15) Not Applicable

(16) Not Applicable

(17) (a) Registrant's Rule 24f-2 Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940, for its fiscal year ended
          October 31, 2000. Incorporated herein by reference to Form 24f-2 filed with the Securities and Exchange Commission on January 17, 2001.

     (b)  Form of Proxy (filed herewith)

ITEM 17.  UNDERTAKINGS

     1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial BONA FIDE offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Newark and State of New Jersey, on the day of February, 2001.

                                        PRUDENTIAL WORLD FUND, INC.


                                        By: /s/ David R. Odenath, Jr.
                                            ----------------------------
                                            President

     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

            Signature                Title                       Date
            ---------                -----                       ----

     /s/ DELAYNE D. GOLD
------------------------------  Director                     February 13, 2001
       Delayne D. Gold

     /s/ ROBERT F. GUNIA
------------------------------  Vice President and           February 13, 2001
       Robert F. Gunia            Director

    /s/ ROBERT E. LABLANC
------------------------------  Director                     February 13, 2001
      Robert E. LaBlanc

   /s/ DAVID R. ODENATH, JR.
------------------------------  Director                     February 13, 2001
     David R. Odenath, Jr.

       /s/ JUDY A. RICE
------------------------------  Director                     February 13, 2001
         Judy A. Rice

      /s/ ROBIN B. SMITH
------------------------------  Director                     February 13, 2001
        Robin B. Smith

    /s/ STEPHEN STONEBURN
------------------------------  Director                     February 13, 2001
      Stephen Stoneburn

     /s/ NANCY H. TEETERS
------------------------------  Director                     February 13, 2001
       Nancy H. Teeters

     /s/ GRACE C. TORRES        Treasurer and Principal
------------------------------    Financial and Accounting   February 13, 2001
       Grace C. Torres            Officer

    /s/ CLAY T. WHITEHEAD
------------------------------  Director                     February 13, 2001
      Clay T. Whitehead














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